UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03091

Name of Fund:    BlackRock Series Fund, Inc.

BlackRock Balanced Capital Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Global Allocation Portfolio

BlackRock High Yield Portfolio

BlackRock Large Cap Core Portfolio

BlackRock Money Market Portfolio

BlackRock Total Return Portfolio

BlackRock U.S. Government Bond Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Series Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2014

Date of reporting period: 06/30/2014

Item 1 – Report to Stockholders

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Series Fund, Inc.

„   BlackRock Balanced Capital Portfolio

„   BlackRock Capital Appreciation Portfolio

„   BlackRock Global Allocation Portfolio

„   BlackRock High Yield Portfolio

„   BlackRock Large Cap Core Portfolio

„   BlackRock Money Market Portfolio

„   BlackRock Total Return Portfolio

„   BlackRock U.S. Government Bond Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Shareholder Letter

Dear Shareholder,

The latter half of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve (the “Fed”) would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was soon disrupted, however, when political brinksmanship over decisions relating to the U.S. debt ceiling led to a partial government shutdown, roiling financial markets broadly until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Financial markets continued to move higher in the first half of 2014 despite the gradual pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of stress due to currency weakness, debt problems and uneven growth rates, while facing the broader headwind of diminishing global liquidity. Heightened risks in emerging markets combined with disappointing U.S. economic data caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic data. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on better U.S. economic data, stronger corporate earnings and increased merger-and-acquisition activity. Additionally, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon. Equity investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. More broadly, the strongest performers of 2013 struggled most in 2014, and vice versa. Emerging markets particularly benefited from this rotation into cheaper valuations. For investors in these markets, technical factors overshadowed the risks and emerging market investments surged even as a military coup in Thailand was added to the growing list of geopolitical issues in May.

Escalating violence in Iraq pushed oil prices sharply higher in June, causing a brief dip in stock markets around the world as investors were reminded of the broader risk that instability in the Middle East and North Africa poses to global oil production, although oil prices retreated later in the month. Improving U.S. data and a steady stream of mergers and acquisitions again took center stage and equities quickly resumed their upward course. Additionally, global investors were encouraged by aggressive measures taken by the European Central Bank to combat the uncomfortably low level of inflation in the eurozone, while the Fed continued to maintain a dovish stance.

All told, the riskier asset classes strongly outperformed higher quality investments for the 12-month period ended June 30. Nonetheless, most fixed income assets performed surprisingly well in the first half of 2014 even as the Fed reduced its open-market bond purchases. U.S. large cap stocks were the strongest performers in both the six- and 12-month periods, while small cap stocks lagged in the last six months given higher valuations resulting from their strong performance in 2013. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.14%	24.61%
U.S. small cap equities (Russell 2000® Index)	3.19	23.64
International equities (MSCI Europe, Australasia, Far East Index)	4.78	23.57
Emerging market equities (MSCI Emerging Markets Index)	6.14	14.31
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	6.13	2.84
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	3.93	4.37
Tax-exempt municipal bonds (S&P Municipal Bond Index)	6.07	6.08
U.S. high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	5.46	11.72

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2014	BlackRock Balanced Capital Portfolio

Investment Objective

BlackRock Balanced Capital Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2014, the Fund returned 5.37%, underperforming its blended benchmark (60% Russell 1000® Index/40% Barclays U.S. Aggregate Bond Index), which returned 5.98% for the period. The Russell 1000® Index advanced 7.27%, while the Barclays U.S. Aggregate Bond Index returned 3.93%.

What factors influenced performance?

•

Stock selection in the information technology (“IT”) sector was the prime detractor from performance within the Fund’s equity allocation. Additionally, an overweight to banks within financials and an underweight to defensive, high-yielding segments, particularly utilities and real estate investment trusts, had a negative impact on relative returns. In the fixed income portion of the Fund, an underweight to agency debentures and non-U.S. sovereign plus bonds hindered results.

•

From a broad asset allocation perspective, the Fund’s overweight to equities relative to the blended benchmark contributed positively to performance as equities outperformed core fixed income during the period.

•

Within equities, stock selection in the consumer discretionary and industrials sectors was the main driver of positive performance. The Fund’s absence in the household and personal products segments within consumer staples also helped relative results. Within fixed income, the Fund’s exposure to securitized products contributed significantly to performance. Security selection and an overweight in commercial mortgage-backed securities (“CMBS”) was the largest source of positive returns. Exposure to asset-backed securities (“ABS”) added to results through exposure to the auto and student loan sectors of the market. The Fund’s allocations to U.S. Treasury inflation-protected securities (“TIPS”) and corporate credit also contributed significantly to performance.

Describe recent portfolio activity.

•

Throughout the period, portfolio management maintained a generally constructive outlook on the economy and continued to prefer exposure to risk assets, albeit in a less meaningful way than in previous years given a higher valuation starting point. As such, at the beginning of the period, the Fund’s overweight to equities was reduced in favor of fixed income.

•

In the Fund’s equity allocation, through a combination of portfolio activity and market movement, the Fund’s weighting in IT increased, primarily within the hardware and communications equipment segments, as did exposure to consumer staples, specifically within the beverage industry. The Fund’s allocation to energy increased as well, mainly within equipment & services. Conversely, the Fund’s weighting in industrials decreased, particularly within aerospace & defense and conglomerates. Exposure to health care also declined, notably in the life sciences tools & services industry.

•

Within fixed income, the Fund reduced exposure to securitized products including ABS, CMBS and non-agency residential mortgage-backed securities (“MBS”), as well as high yield debt, in favor of investment grade credit and long-dated U.S. Treasuries. Although overall exposure to CMBS was reduced during the period, the Fund continued to add exposure to idiosyncratic opportunities within the sector. In the investment grade corporate bond space, the Fund added to financials on the short to intermediate part of the curve given attractive yields and higher liquidity.

Describe portfolio positioning at period end.

•

Relative to the blended benchmark, the Fund ended the period slightly overweight in equities, underweight in fixed income and overweight in cash. The Fund’s equity allocation was overweight relative to the Russell 1000® Index in IT, health care and financials, while consumer staples and utilities remained the most significant underweights. In fixed income, the Fund was generally underweight relative to the Barclays U.S. Aggregate Bond Index in government-owned/government-related sectors in favor of non-government spread sectors. Within spread sectors, the Fund was most significantly overweight in CMBS and ABS, while maintaining an underweight in investment grade credit. Within the government sectors, the Fund was underweight in U.S. Treasuries and agency debentures and overweight in agency MBS. The Fund also held non-benchmark allocations to non-agency residential MBS, high yield debt, non-U.S. dollar-denominated securities and TIPS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Common Stocks	55%
U.S. Government Sponsored Agency Securities	14
Corporate Bonds	10
U.S. Treasury Obligations	10
Asset-Backed Securities	6
Non-Agency Mortgage-Backed Securities	3
Foreign Government Obligations	2

4	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Fund Summary as of June 30, 2014	BlackRock Balanced Capital Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests in US and foreign equity and fixed income securities of any maturity.

[2]	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Barclays U.S. Aggregate Bond Index (40%).

[3]

The index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

[4]

A widely recognized unmanaged market-weighted index, is comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended June 30, 2014

		Average Annual Total Returns[5]
	6-Month Total Returns[5]	1 Year	5 Years	10 Years
BlackRock Balanced Capital Portfolio	5.37%	18.78%	13.41%	6.40%
60% Russell 1000® Index/40% Barclays U.S. Aggregate Bond Index	5.98	16.66	13.57	7.18
Russell 1000® Index	7.27	25.35	19.25	8.19
Barclays U.S. Aggregate Bond Index	3.93	4.37	4.85	4.93

[5]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual				Hypothetical[8]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[6]	Ending Account Value June 30, 2014	Expenses Paid During the Period[7]
BlackRock Balanced Capital Portfolio	$1,000.00	$1,053.70	$2.50	$2.39	$1,000.00	$1,022.36	$2.46	$1,022.46	$2.36

[6]	Expenses are equal to the annualized expense ratio (0.49%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Expenses are equal to the annualized expense ratio (0.47%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	5

Fund Summary as of June 30, 2014	BlackRock Capital Appreciation Portfolio

Investment Objective

BlackRock Capital Appreciation Portfolio’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2014, the Fund returned 0.81%, underperforming its benchmark, the Russell 1000® Growth Index, which returned 6.31%, and the broad-market S&P 500® Index, which returned 7.14%. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

•

While the Fund had outperformed the benchmark index in January and February, its holdings were not immune to the increased market volatility in March and April as investors fled high-growth, more volatile companies in favor of previously underperforming sectors. The reversal exacted the greatest toll on some of the top-performing companies of 2013, a number of which were held in the Fund.

•

The largest detractor at the individual stock level was Softbank, a Japanese internet and telecommunications conglomerate. After generating strong performance over the past year, SoftBank Corp. shares lost ground in the first half of 2014 amid a confluence of factors including equity market weakness in Japan, slowing growth in China and a perceived slowdown for Chinese e-commerce giant Alibaba Group, in which SoftBank Corp. owns a meaningful stake. The broad sell-off in U.S. technology stocks also created a more difficult business environment for SoftBank Corp., as did a strengthening yen.

•

From a sector perspective, stock selection in information technology (“IT”) was the prime detractor during the period. In particular, the Fund’s position in internet giant Yahoo! Inc. hurt results due largely to the company’s ownership stake in Alibaba Group and the overall slump in the performance of U.S. technology shares. Holdings in Chinese online media company SINA Corp. and professional networking firm LinkedIn Corp. also had a negative impact on performance. The Fund sold SINA Corp. during the period, but continued to hold Yahoo! Inc. and LinkedIn Corp. as the risk/reward characteristics of these positions remained attractive. The Fund’s underweight in Apple, Inc. hindered results as the stock posted strong gains during the period. The Fund later increased exposure to Apple, Inc. given an improving outlook for upcoming product cycles, increasing growth in emerging markets and stabilization of the company’s gross margins. Elsewhere in the Fund, biotechnology holding United Therapeutics Corp. came under pressure due to potentially good clinical data for competitor Actelion’s drug, Selexipag.

•	Conversely, relative performance was supported by the Fund’s limited and very selective exposure to the poor-performing specialty retail segment within consumer discretionary. Positioning in the road & rail and airline industries within the industrials sector proved advantageous as well. At the individual stock level, online travel company TripAdvisor was the largest contributor, with shares surging after its first-quarter report showed an inflection point in revenue per hotel shopper. Pharmaceutical holding Allergan, Inc. posted a strong return driven by a takeover bid from Valeant Pharmaceuticals International, Inc., as well as better-than-expected first-quarter earnings and an upbeat 2014 outlook. Other notable contributors to performance included Concho Resources, Inc., Splunk, Inc. and Union Pacific Corp.

Describe recent portfolio activity.

•

During the period, the investment advisor continued to monitor the risk levels of the Fund, while also taking advantage of lower valuations to add new and increase existing positions in best-in-class growth companies.

•

On a sector basis, the Fund’s overweight to consumer discretionary was reduced, most notably within the media industry, after many of these holdings appreciated on strong earnings reports. The Fund’s exposure to telecommunication services was also trimmed. The largest increase during the period was in health care, primarily within pharmaceuticals and biotechnology. The Fund’s allocation to energy stocks increased as well.

Describe portfolio positioning at period end.

•

As of period end, the Fund maintained a diversified mix of Durable Growth¹ holdings (sustainable business models, more mature in their life cycle) and Superior Growth¹ holdings (industry leaders taking share, with long-term persistent advantages and untapped growth opportunities), supplemented by a small number of Periodic Growth¹ names (businesses that thrive in expanding economies, but where margins are volatile).

•

The Fund’s largest sector overweight relative to the Russell 1000® Growth Index remained consumer discretionary, reflecting a favorable view on several e-commerce business models that continue to take share in the expanding growth of consumer wealth globally. Health care was a substantial overweight as well, with concentrations in the biotechnology and pharmaceuticals segments. The most notable underweight continued to be consumer staples given stretched valuations and inferior growth prospects.

[1]

The terms Superior Growth, Durable Growth and Periodic Growth are used, in this context, to denote three distinct categories of growth stocks as viewed by the investment adviser. They are not indicators of individual security performance or that of the strategy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments
Information Technology	31%
Consumer Discretionary	25
Health Care	18
Industrials	12
Energy	6
Financials	4
Materials	2
Consumer Staples	1
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

6	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

BlackRock Capital Appreciation Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in a diversified portfolio consisting of primarily common stock of US companies that the investment advisor believes have shown above-average growth rates in earnings over the long term.

[2]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[3]

This unmanaged index measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended June 30, 2014
		Average Annual Total Returns[4]
	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock Capital Appreciation Portfolio	0.81%	24.99%	16.25%	7.30%
S&P 500® Index	7.14	24.61	18.83	7.78
Russell 1000® Growth Index	6.31	26.92	19.24	8.20

[4]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
BlackRock Capital Appreciation Portfolio	$1,000.00	$1,008.10	$2.49	$1,000.00	$1,022.32	$2.51	0.50%

[5]	Expenses are equal to the annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	7

Fund Summary as of June 30, 2014	BlackRock Global Allocation Portfolio

Investment Objective

BlackRock Global Allocation Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2014, the Fund returned 3.83%, underperforming its Reference Benchmark, which returned 5.46%, and the broad based all-equity benchmark, the FTSE World Index, which returned 6.59%. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex US) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. The Fund invests in both equities and bonds, and therefore, the Reference Benchmark provides a more accurate representation of the Fund’s composition and is a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

•

Stock selection in Europe, notably France and Germany, and in the United States detracted from the Fund’s performance, as did an overweight to Japanese equities. From a sector perspective, stock selection in information technology (“IT”), industrials and financials weighed on returns. The Fund’s cash position also had a negative impact on performance.

•

Conversely, stock selection in energy as well as an overweight and stock selection in health care contributed positively to performance. The Fund’s underweight to fixed income also helped relative results. Within fixed income, an overweight to corporate and convertible bonds added to returns. From a currency perspective, an overweight to the U.S. dollar positively impacted performance.

Describe recent portfolio activity.

•

During the period, the Fund’s overall equity allocation decreased from 63% to 57% of net assets. Within equities, the Fund decreased exposures to the United States and Europe, and increased the weighting in Asia, notably Japan. On a sector basis, the Fund decreased equity weightings in financials, IT, telecommunication services and health care, and increased exposures to materials and industrials.

•

The Fund’s allocation to fixed income increased from 21% to 24% of net assets. Within fixed income, the Fund increased exposure to government bonds, notably in Brazil, Mexico and Poland, and decreased exposure to European sovereign bonds and U.S. Treasuries. The Fund also increased exposure to corporate and convertible bonds. Reflecting the above changes, the Fund’s allocation to cash and cash equivalents increased from 16% to 19% of net assets.

•

During the six-month period, the Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the cash position helped the Fund maintain low overall portfolio duration (sensitivity to interest rate movements).

Describe portfolio positioning at period end.

•

Compared to its Reference Benchmark, the Fund was slightly underweight in equities, significantly underweight in fixed income and overweight in cash and cash equivalents. Within the equity segment, the Fund was overweight in Japan and underweight in the U.S. Within Europe, the Fund was overweight in France and the Netherlands, and underweight in the United Kingdom and Spain. On a sector basis, the Fund was overweight in industrials, materials and health care, and underweight in consumer staples, IT and financials.

•

Within fixed income, the Fund was underweight in U.S. Treasuries, European sovereign debt and Japanese government bonds, and overweight in government bonds in Brazil, Poland and Mexico, as well as sovereign and provincial debt in Australia. In addition, the Fund was overweight in corporate and convertible bonds.

•

With respect to currency exposure, relative to its benchmark, the Fund was overweight in the U.S. dollar, Brazilian real, Swiss franc and Singapore dollar, along with smaller overweights in select emerging Asian and Latin American currencies. The Fund was underweight in the euro, Japanese yen, Australian dollar, Taiwan dollar and the British pound.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
Portfolio Composition	Percent of Net Assets		Reference Benchmark[4] Percentage
U.S. Equities	26%[1]		36%
European Equities	13	[1]	13
Asian-Pacific Equities	14	[1]	8
Other Equities	4	[1]	3
Total Equities	57	[2]	60
U.S. Dollar Denominated Fixed Income Securities	15		24
U.S. Issuers	11		—
Non-U.S. Issuers	4		—
Non-U.S. Dollar Denominated Fixed Income Securities	9		16
Total Fixed Income Securities	24		40
Cash & Cash Equivalents[3]	19		—

[1]	Includes value of financial futures contracts.

[2]	Includes preferred stock.

[3]	Cash & cash equivalents are reduced by the market (or nominal) value of long financial futures contracts.

[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500 Index; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

8	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Fund Summary as of June 30, 2014	BlackRock Global Allocation Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests in a portfolio of equity, debt and money market securities.

[2]	This broad-based capitalization-weighted index is comprised of 2,487 equities from 35 countries in 4 regions, including the United States.

[3]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

Performance Summary for the Period Ended June 30, 2014
		Average Annual Total Returns[4]
	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock Global Allocation Portfolio	3.83%	14.18%	10.10%	8.74%
FTSE World Index	6.59	24.01	15.15	8.15
Reference Benchmark	5.46	15.98	11.29	7.08
U.S. Stocks: S&P 500® Index[5]	7.14	24.61	18.83	7.78
Non-U.S. Stocks: FTSE World (ex U.S.) Index[6]	5.96	22.98	11.93	8.33
U.S. Bonds: BofA Merrill Lynch Current 5-Year U.S. Treasury Index[7]	1.92	1.80	3.78	4.46
Non-U.S. Bonds: Citigroup Non-U.S. Dollar World Government Bond Index[8]	5.95	8.88	3.59	4.90

[4]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance related fees and expenses are not reflected in these returns.

[5]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[6]	This unmanaged capitalization-weighted index is comprised of over 1,849 equities in 34 countries, excluding the United States.

[7]	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.

[8]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[10]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[9]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[9]	Annualized Expense Ratio
BlackRock Global Allocation Portfolio	$1,000.00	$1,038.30	$2.88	$1,000.00	$1,021.97	$2.86	0.57%

[9]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	9

Fund Summary as of June 30, 2014	BlackRock High Yield Portfolio

Investment Objective

BlackRock High Yield Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2014, the Fund returned 5.41%, performing in line with its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, which returned 5.46%.

What factors influenced performance?

•

The Fund’s underweight in BB-rated high yield bonds detracted from relative performance as this segment of the market outperformed the middle and lower quality segments. While the Fund’s exposure to select equity investments generated positive returns, the net impact of the Fund’s equity exposure combined with derivatives used to manage risk, specifically, a short position in S&P 500 futures contracts, detracted from results as investors’ appetite for risk remained firm during the period.

•

Contributing positively to the Fund’s performance was security selection within B-rated credits, where the Fund held a quality bias. Exposure to CCC-rated credits and non-rated securities also had a positive impact on returns. Although floating rate loan interest (bank loans) broadly underperformed high yield during the period, the Fund’s bank loan positions within the gaming sector added to results. Exposure to equity-like instruments, specifically convertible and preferred securities, boosted returns. Individual issuers that delivered stand-out performance included Caesars Entertainment Operating Co., Inc. (gaming), The Goodyear Tire & Rubber Co. (auto components) and Digicel Group Ltd. (wireless telecommunication services).

Describe recent portfolio activity.

•

The Fund moderated its risk level during the six-month period, but continued to maintain an overall positive stance on risk assets. Given strong demand for bonds and equities despite relatively high valuations, a more neutral risk posture was warranted. However, the Fund’s core issuer/ credit biases remained generally consistent based on cash flow considerations, the identification of a potential specific catalyst or an idiosyncratic characteristic. The Fund continued to favor select equity and equity-like investments that offer more upside potential as compared to CCC-rated high yield bonds, while actively using liquid derivative instruments to help protect against equity market volatility.

•

The Fund maintained a shorter duration bias (lower sensitivity to interest rate movements) during the period in anticipation of higher interest rates by the end of 2014. This short duration stance was achieved by underweighting longer-dated bonds in the credit space, specifically in the seven- to ten-year portion of the yield curve, and through allocations to non-bond sectors such as equities. The Fund’s underweight to higher quality BB-rated assets in favor of bank loans also served to reduce sensitivity to rising interest rates.

•	From a sector perspective, the Fund increased exposure to issuers in the banking and independent energy sectors, while decreasing exposure to oil field services and chemicals names.

Describe portfolio positioning at period end.

•

Relative to the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, the Fund ended the period underweight in BB-rated debt, while it was overweight in the B-rated space. Although the Fund was slightly overweight in select CCC-rated issues, it is important to note that the Fund remained underweight in the riskier, higher-beta names within the CCC-quality universe. From an individual issuer perspective, the Fund’s highest-conviction holdings included American Capital Ltd. (finance companies), Ally Financial, Inc. (banking) and Caesars Entertainment Operating Co., Inc. The Fund maintained a general underweight to names with unstable cash flow streams, less appealing risk-reward profiles and/or challenged industry dynamics. In addition to high yield bonds, the Fund held floating rate loan interests and common stocks, with the remainder invested in investment grade credits and convertible and preferred securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
Credit Quality Allocation[1]	Percent of Long-Term Investments
BBB/Baa	3%
BB/Ba	32
B	39
CCC/Caa	14
N/R	12

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

10	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

BlackRock High Yield Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock High Income Fund.”

[2]

This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary for the Period Ended June 30, 2014
				Average Annual Total Returns[4]
	Standardized 30-Day Yield[3]	Unsubsidized 30-Day Yield[3]	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock High Yield Portfolio	5.16%	4.82%	5.41%	13.46%	14.60%	8.18%
Barclays U.S. Corporate High Yield 2% Issuer Capped Index	—	—	5.46	11.72	13.92	9.04

[3]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[4]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[5]	Ending Account Value June 30, 2014	Expenses Paid During the Period[6]
BlackRock High Yield Portfolio	$1,000.00	$1,054.10	$2.65	$2.55	$1,000.00	$1,022.22	$2.61	$1,022.32	$2.51

[5]	Expenses are equal to the annualized expense ratio (0.52%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[6]	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	11

Fund Summary as of June 30, 2014	BlackRock Large Cap Core Portfolio

Investment Objective

BlackRock Large Cap Core Portfolio’s (the “Fund”) investment objective is to seek long-term growth of capital and income, and moderate current income.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2014, the Fund returned 5.60%, underperforming its benchmark, the Russell 1000® Index, which returned 7.27%.

What factors influenced performance?

•

Positioning within the information technology (“IT”) sector was the prime detractor from the Fund’s performance during the period. After a strong run, particularly in the final weeks of 2013, IT services holding MasterCard, Inc. retreated amid weakness in emerging markets and the spring sell-off in high-momentum, high-growth companies . The investment advisor maintains its conviction in the long-term prospects for the company, but acknowledges the stock’s premium valuation may expose it to incremental volatility. Relative weakness in the internet software & services industry, namely positions in VeriSign, Inc. and AOL Inc., also hindered results, as did positioning within hardware due to a holding in NetApp, Inc. and an underweight in strong-performing Apple, Inc.

•

Within financials, an overweight to banks, predicated partly on the expectation for normalization in U.S. monetary policy and, thus, rising interest rates, was also a notable detractor as long-term interest rates fell despite increasing signs of accelerating economic activity. Additionally, reports of multibillion-dollar regulatory settlements of legacy mortgage-related issues, notably at Citigroup Inc. and Bank of America Corp., weighed on investor sentiment.

•

Elsewhere in the Fund, a long-standing underweight to defensive, high-yielding segments such as utilities and real estate investment trusts (“REITs”) detracted from the Fund’s performance. Despite their expensive valuations and deteriorating fundamentals, these stocks were prime beneficiaries of the market’s broad rotation from growth to value stocks during the period. Other positions that detracted from performance included oil refiner Marathon Petroleum Corp. and specialty retailers Ross Stores, Inc. and Lowe’s Companies, Inc.

•

The Fund’s consumer discretionary and industrials holdings contributed positively to relative performance, as did the avoidance of the household and personal products segments within consumer staples. In the consumer discretionary sector, auto components holding TRW Automotive Holdings Corp. was the strongest contributor as the company reported strong fourth-quarter earnings and raised its revenue outlook for 2014. Additionally, the Fund’s disciplined valuation process proved beneficial during the spring sell-off in hyper-growth stocks as the Fund had avoided the sector’s higher growth names such as Amazon.com, Inc.

•

In the industrials sector, the Fund’s position in airline United Continental Holdings, Inc. performed well, notably in the earlier part of the reporting period, as industry pricing data points remained positive and the company began delivering on the aggressive cost-saving initiatives management highlighted during its recent investor day. At the individual stock level, the Fund’s strongest performers were energy companies. Shares of oilfield service companies Schlumberger Ltd. and Halliburton Co. surged as these companies delivered above-consensus earnings results thanks to stronger-than-expected exploration and production spending in North America, as well as increased activity in international markets. Valuations have also improved due to capital discipline and increased cash returns to shareholders. Canadian integrated energy firm Suncor Energy Inc. was also a notable contributor to Fund performance as the company delivered significant earnings and cash flow upside, demonstrating the advantage of its integrated model and operational improvement.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Fund’s weighting increased in the IT sector, primarily within the hardware and communications equipment segments, and the consumer staples sector, within the beverage industry. The Fund’s allocation to energy increased as well, mainly within equipment & services. The Fund’s weighting in industrials decreased, particularly within aerospace & defense and conglomerates. Exposure to health care also declined, notably in the life sciences tools & services industry.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Index, the Fund ended the period with its largest sector overweight in IT, followed by health care and financials. Consumer staples and utilities remained the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Information Technology	23%
Financials	21
Health Care	17
Consumer Discretionary	12
Energy	10
Industrials	9
Consumer Staples	5
Materials	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

12	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

BlackRock Large Cap Core Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stocks, of large capitalization companies included at the time of purchase in the Russell 1000® Index.

[2]

The index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended June 30, 2014
		Average Annual Total Returns[3]
	6-Month Total Returns[3]	1 Year	5 Years	10 Years
BlackRock Large Cap Core Portfolio	5.60%	25.83%	17.15%	8.06%
Russell 1000® Index	7.27	25.35	19.25	8.19

[3]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[5]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[4]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[4]	Annualized Expense Ratio
BlackRock Large Cap Core Portfolio	$1,000.00	$1,056.00	$2.50	$1,000.00	$1,022.36	$2.46	0.49%

[4]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[5]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	13

Fund Summary as of June 30, 2014	BlackRock Money Market Portfolio

For the six-month period ended June 30, 2014

Severe winter weather and declining inventories weighed on U.S. economic growth early in 2014. After growing at 2.6% in the fourth quarter of 2013, U.S. gross domestic product (“GDP”) contracted by 2.9% in the first quarter of 2014. However, economic reports showed signs of improvement in the months that followed, leading to forecasts for a strong rebound in GDP growth for the second quarter. Additionally, broad inflation measures, after running below the U.S. Federal Reserve’s (the “Fed”) 2% target rate for nearly two years, began to increase. With the goal of keeping long-term interest rates low, the Fed maintained their course during the six-month period, making no change to its target range for the federal funds rate of 0.00% to 0.25% and continuing to gradually pare down its asset purchase programs by $10 billion at each of its scheduled meetings in January, March, April and June, with the monthly purchase amount standing at $35 billion as of period end. If the Fed continues to maintain its measured pace of monthly reductions, its asset purchase programs will end in October of this year. In a change of leadership, Janet L. Yellen replaced Ben Bernanke as the Chair of the Board of Governors of the Fed in February. Recent comments made by Chairwoman Yellen have been interpreted by the market as dovish given that she downplayed the recent uptick in inflation data and indicated that the Fed was willing to tolerate inflation rates moving above its 2% target, at least in the short-term, as long as the unemployment rate remains elevated. She also reiterated the Fed’s expectation that its low target range for the federal funds rate will continue to be warranted for a considerable period of time following the conclusion of the monthly asset purchase programs.

In Europe, the Bank of England (“BOE”) made no material changes to monetary policy over the first half of 2014, keeping its bank rate steady at 0.5% and maintaining the size of its asset purchase program at 375 billion pound sterling. This patience may be short-lived, however, as BOE Governor Mark Carney hinted that a rate hike may soon be necessary to contain Britain’s booming housing market. In the eurozone, inflation measures continued to slip, falling to below half the European Central Bank’s (“ECB”) target rate of 2%. In an effort to spur growth and combat deflationary pressures, the ECB cut its key rates by 0.1%, marking a bold move to a negative deposit rate, and enhanced its lending programs targeted at credit-starved small- and medium-sized companies as well as individuals.

London Interbank Offered Rates (“LIBOR”) notched lower over the six months amid highly accommodative monetary policy, coupled with decreasing supply in the money market space. As commercial banks extended borrowings to longer maturity dates and shifted funding needs away from the short-term wholesale markets, the three-month LIBOR fell by 0.03% to end the period at 0.23%, just slightly above its historic low of 0.22% reached in early May. With the debt-ceiling extended until March 2015, rates on U.S. Treasury bills fell near their all-time lows as demand continued to outweigh supply. The amount of Treasury bills outstanding declined as the federal budget deficit improved and the Treasury Department cut the size of its weekly bill auctions to make room in its auction schedule to issue two-year floating rate notes (“FRNs”) — the first new structure issued in almost 17 years. Treasury FRN issuance totaled $82 billion in the first half of 2014. Much of the void resulting from the diminished supply of Treasury bills has been filled by the Fed’s fixed-rate reverse repo facility, which has proven very popular with investors. Use of this facility peaked at $340 billion on June 30th as other investment alternatives were limited.

The impact of the Fed’s ongoing near-zero interest rate policy continued to be evident in in the short-term municipal market. Yields remained low on variable rate demand note (“VRDN”) securities, which make up the largest portion of municipal money market fund holdings. The benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt VRDN securities (as calculated by Municipal Market Data), averaged 0.06%, while ranging between a high of 0.12% and a low of 0.03% during the six-month period. Increased demand and diminished issuance have combined to keep yields low on VRDN securities. Demand for VRDN securities increased throughout the period as money market mutual funds looked to replace a reduced amount of one-year, fixed-rate note issuance and bond funds pursued a more defensive investment alternative to mitigate the risk of rising interest rates. New VRDN security issuance remained minimal as issuers continued to take advantage of low interest rates by issuing debt instruments with longer maturities. The muted VRDN issuance during the period consisted mostly of re-issuance for the purpose of substituting the bank underlying the issue’s credit enhancement. As the Fed winds down its asset purchase program, market participants have become increasingly focused on the potential for a normalization of policy, specifically with respect to when short-term interest rates may rise.

While state and local municipalities have continued to experience improvement in tax receipts, they have also continued to limit spending and reduce debt. In this environment, new-issue supply of one-year fixed-rate notes is anticipated to decline in 2014. Thus far, new-issue supply for the first six months of 2014 is nearly 14% lower as compared to the same six-month period last year. One-year municipal notes generally offer investors an opportunity to lock in a yield that is more stable than that of VRDN securities and for a longer period of time. In addition to traditional short-term money market participants, increased demand for one-year municipal notes was driven by bond funds seeking to shorten their duration (reduce sensitivity to interest rate risk) during the period. The combination of lower new issuance and increased demand contributed to the yield on one-year fixed-rate municipal notes declining over the six months to close the period at 0.11%, representing only a nominal premium for the extension risk as compared to VRDN securities. As such, the one-month to one-year municipal yield curve remained extremely flat while credit spreads continued to tighten as investors pursued higher-yielding issues.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

14	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

BlackRock Money Market Portfolio

Investment Objective

BlackRock Money Market Portfolio’s (the “Fund”) investment objective is to seek to preserve capital, to maintain liquidity and achieve the highest possible current income consistent with the foregoing.

Portfolio Information

Yields	7-Day SEC Yield	7-Day Yield
BlackRock Money Market Portfolio	0.00%	0.00%

Portfolio Composition	Percent of Net Assets

Commercial Paper	41%
Certificates of Deposit	30
Repurchase Agreements	12
Municipal Bonds	8
Corporate Notes	5
U.S. Treasury Obligations	2
Time Deposits	1
U.S. Government Sponsored Agency Obligations	1

Total	100%

The 7-Day SEC Yields may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
BlackRock Money Market Portfolio	$1,000.00	$1,000.00	$1.09	$1,000.00	$1,023.70	$1.10	0.22%

[1]	Expenses are equal to the annualized expense, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	15

Fund Summary as of June 30, 2014	BlackRock Total Return Portfolio

Investment Objective

BlackRock Total Return Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2014, the Fund returned 5.11%, outperforming its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 3.93%.

What factors influenced performance?

•

The Fund outperformed the benchmark index due largely to its positioning in securitized assets. Most notably, security selection and an overweight in commercial mortgage-backed securities (“CMBS”) generated strong returns, as did exposure to asset-backed securities (“ABS”), specifically within auto and student loans. Other drivers of positive performance included an allocation to U.S. Treasury inflation-protected securities (“TIPS”) and exposure to corporate credit, particularly within the financials and high yield sectors.

•	The Fund’s underweight to agency debentures modestly detracted from results, as did an underweight to non-U.S sovereign plus bonds.

Describe recent portfolio activity.

•

Interest rates rallied lower in the beginning of the period as weaker-than-expected U.S. economic data and growing risks in emerging markets led to lowered expectations for global growth and a broad flight to quality in financial markets. (Bond prices rise as rates fall.) Although U.S. economic data releases showed signs of improvement in the latter part of the period, led by stronger employment and inflation figures, rates continued to trend downward, touching unexpectedly low levels. As valuations in spread sectors continued to grind higher during the period, offering a diminished return potential and lower margin of safety, the Fund focused on reducing risk and increasing liquidity.

•

During the six-month period, the Fund reduced exposure to securitized products including ABS, CMBS and non-agency residential mortgage-backed securities (“MBS”), as well as high yield debt in favor of investment grade credit and long-dated U.S. Treasuries. Although overall exposure to CMBS was reduced during the period, the Fund continued to add exposure to idiosyncratic opportunities within the sector. In the investment grade corporate bond space, the Fund added to financials on the short-to-intermediate part of the curve given attractive yields and higher liquidity.

Describe portfolio positioning at period end.

•

Relative to the Barclays U.S. Aggregate Bond Index, the Fund ended the period generally underweight in government-related sectors in favor of non-government spread sectors. Within spread sectors, the Fund was most significantly overweight in CMBS and ABS, while maintaining an underweight in investment grade corporate credit. Within the government space, the Fund was underweight in U.S. Treasuries and agency debentures, and overweight in agency MBS. The Fund favored U.S. Treasuries on the long end of the yield curve for their income and liquidity characteristics, and remained underweight in short-dated issues given expectations for rising rates in that portion of the curve. The Fund also held allocations to sectors not represented in the benchmark index including non-agency residential MBS, high yield debt, non-U.S. dollar-denominated securities and TIPS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	31%
U.S. Treasury Obligations	24
Corporate Bonds	22
Asset-Backed Securities	11
Non-Agency Mortgage-Backed Securities	9
Foreign Government Obligations	1
Taxable Municipal Bonds	1
Foreign Agency Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	65%
AA/Aa	5
A	12
BBB/Baa	10
BB/Ba	3
B	2
CCC/Caa	1
N/R	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

16	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

BlackRock Total Return Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund, under normal circumstances, will invest at least 80%, and typically invests 90% or more, of its assets in fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations.

[2]

A widely recognized unmanaged market-weighted index, is comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended June 30, 2014
				Average Annual Total Returns[4]
	Standardized 30-Day Yield[3]	Unsubsidized 30-Day Yield[3]	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock Total Return Portfolio	2.93%	2.67%	5.11%	6.39%	7.07%	4.75%
Barclays U.S. Aggregate Bond Index	—	—	3.93	4.37	4.85	4.93

[3]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[4]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[5]	Ending Account Value June 30, 2014	Expenses Paid During the Period[6]
BlackRock Total Return Portfolio	$1,000.00	$1,051.10	$2.90	$2.54	$1,000.00	$1,021.97	$2.86	$1,022.32	$2.51

[5]	Expenses are equal to the annualized expense ratio (0.57%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[6]	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	17

Fund Summary as of June 30, 2014	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2014, the Fund returned 3.78%, outperforming its benchmark, the Barclays U.S. Government/ Mortgage Index, which returned 3.24%.

What factors influenced performance?

•

The Fund’s outperformance versus the benchmark index resulted largely from managing portfolio duration (sensitivity to interest rate movements) and yield curve positioning. The Fund’s overweight to agency mortgage-backed securities (“MBS”) contributed positively to returns. Within the sector, the Fund benefited from positioning within coupon rates and an overweight in 30-year versus an underweight in 15-year MBS. Additionally, the Fund’s allocation to commercial mortgage-backed securities (“CMBS”) interest-only issues added to results.

•	Conversely, the Fund’s foreign currency exposures and positioning in global interest rates detracted from performance.

Describe recent portfolio activity.

•

Throughout the first half of 2014, the mortgage market grew tighter with subdued volatility and a benign prepayment landscape. Housing data suggested a lower net supply of mortgages resulting in a more favorable supply-and-demand dynamic than market participants had expected.

•

During the six-month period, the Fund tactically managed duration in consideration of interest rate expectations. Relative to the benchmark index, the Fund moved from a modest duration overweight in the beginning of the period to a modest underweight at the end of the period. The

Fund continued to maintain an overweight in agency MBS while seeking middle coupon issues. In securitized sectors, the Fund increased exposure to CMBS and asset-backed securities (“ABS”) in the first half of the period to add carry (income) at fair valuations. However, as spreads tightened significantly toward the end of the period, the Fund reduced these positions, resulting in lowered allocations to these sectors for the overall six-month period. Additionally, amid rising inflation expectations in the latter months of the period, the Fund added to positions in five-, ten- and 30-year U.S. Treasury inflation-protected securities (“TIPS”).

•	The Fund held cash that was committed for pending transactions. The cash balance did not have a material impact on performance.

Describe Fund positioning at period end.

•

As of period end, the Fund maintained an underweight in the zero to five-year portion of the yield curve given expectations for rising rates. The Fund’s overall portfolio duration was modestly low as compared to the Barclays U.S. Government/Mortgage Index. From an asset allocation perspective, the Fund ended the period with an overweight relative to the benchmark index in agency MBS and underweight in U.S. Treasuries. Within agency MBS, the Fund held a concentration in middle coupons and remained overweight in 30-year and underweight in 15-year issues. In addition, the Fund maintained non-benchmark exposures to TIPS and securitized assets including CMBS and ABS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	52%
U.S. Treasury Obligations	36
Corporate Bonds	6
Asset-Backed Securities	3
Non-Agency Mortgage-Backed Securities	2
Foreign Agency Obligations	1

18	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

BlackRock U.S. Government Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund, under normal circumstances, will invest at least 80% of its assets in bonds that are issued or guaranteed by the US government and its agencies. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income Portfolio”.

[2]   This index measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

[3]	This unmanaged index includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended June 30, 2014

				Average Annual Total Returns[5]
	Standardized 30-Day Yield[4]	Unsubsidized 30-Day Yield[4]	6-Month Total Returns[5]	1 Year	5 Years	10 Years
BlackRock U.S. Government Bond Portfolio	1.72%	1.50%	3.78%	3.75%	4.04%	4.04%
Barclays U.S. Government/Mortgage Index	—	—	3.24	3.16	3.66	4.67
Barclays U.S. Mortgage-Backed Securities Index	—	—	4.03	4.66	3.92	4.95

[4]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[5]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[6]	Annualized Expense Ratio
BlackRock U.S. Government Bond Portfolio	$1,000.00	$1,037.80	$2.53	$1,000.00	$1,022.32	$2.51	0.50%

[6]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	19

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements and/or treasury roll transactions.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to Fund shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also will generally cause greater changes in each Fund’s NAV and dividend rates than a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

20	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, forward foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	21

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
AmeriCredit Automobile Receivables Trust:
Series 2012-3, Class C, 2.42%, 5/08/18	USD	180	$184,035
Series 2012-4, Class B, 1.31%, 11/08/17		105	105,649
Series 2012-4, Class C, 1.93%, 8/08/18		170	172,757
Series 2012-5, Class C, 1.69%, 11/08/18		300	302,987
Series 2013-4, Class B, 1.66%, 9/10/18		70	70,478
Series 2013-4, Class C, 2.72%, 9/09/19		40	40,984
Series 2013-4, Class D, 3.31%, 10/08/19		100	103,642
Series 2013-5, Class B, 1.52%, 1/08/19		75	75,184
Series 2013-5, Class C, 2.29%, 11/08/19		40	40,475
Series 2014-1, Class B, 1.68%, 7/08/19		360	361,166
AUTO ABS, Series 2012-2, Class A, 2.80%, 4/27/25	EUR	136	188,028
Battalion CLO IV Ltd., Series 2013-4A, Class A1, 1.63%, 10/22/25 (a)(b)	USD	250	248,875
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A, 1.62%, 1/20/25 (a)(b)		405	402,753
Chesapeake Funding LLC:
Series 2012-1A, Class B, 1.75%, 11/07/23 (a)(b)		200	202,206
Series 2012-1A, Class C, 2.15%, 11/07/23 (a)(b)		200	202,201
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (a)		283	283,755
Chrysler Capital Auto Receivables Trust:
Series 2013-BA, Class A2, 0.56%, 12/15/16 (a)		218	217,927
Series 2013-BA, Class A4, 1.27%, 3/15/19 (a)		155	155,540
Series 2013-BA, Class B, 1.78%, 6/17/19 (a)		70	70,311
Series 2013-BA, Class C, 2.24%, 9/16/19 (a)		70	70,270
Series 2013-BA, Class D, 2.89%, 10/15/20 (a)		70	71,020
Series 2014-AA, Class B, 1.76%, 8/15/19 (a)		200	200,155
Series 2014-AA, Class C, 2.28%, 11/15/19 (a)		255	255,374
CIFC Funding Ltd., Series 2014-2A, Class A1L, 1.73%, 5/24/26 (a)(b)		480	478,800

Asset-Backed Securities	Par (000)		Value
Credit Acceptance Auto Loan Trust:
Series 2012-2A, Class A, 1.52%, 3/16/20 (a)	USD	250	$251,242
Series 2013-1A, Class A, 1.21%, 10/15/20 (a)		250	250,612
Series 2013-2A, Class A, 1.50%, 4/15/21 (a)		250	251,801
Series 2014-1A, Class A, 1.55%, 10/15/21 (a)		370	371,125
Series 2014-1A, Class B, 2.29%, 4/15/22 (a)		260	261,313
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.46%, 10/20/43 (a)(b)		201	196,524
Dryden XXIV Senior Loan Fund, Series 2012-24A, Class A, 1.65%, 11/15/23 (a)(b)		250	249,687
DT Auto Owner Trust:
Series 2012-1A, Class C, 3.38%, 10/16/17 (a)		19	19,242
Series 2012-1A, Class D, 4.94%, 7/16/18 (a)		250	254,865
Series 2014-1A, Class B, 1.43%, 3/15/18 (a)		500	501,527
Ford Credit Floorplan Master Owner Trust:
Series 2012-4, Class D, 2.09%, 9/15/16		220	220,560
Series 2012-5, Class C, 2.14%, 9/15/19		115	116,363
GT Loan Financing I Ltd., Series 2013-1A, Class A, 1.51%, 10/28/24 (a)(b)		280	278,880
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 5/15/18		150	154,917
KKR Financial CLO Corp., Series 2007-AA, Class A, 0.98%, 10/15/17 (a)(b)		228	227,624
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 1.39%, 7/15/25 (a)(b)		500	492,313
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 0.75%, 12/25/34 (b)		78	73,514
Nelnet Student Loan Trust:
Series 2008-3, Class A4, 1.88%, 11/25/24 (b)		330	346,585
Series 2014-2A, Class A3, 1.01%, 7/27/37 (a)(b)		195	193,898
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.41%, 6/25/35 (b)		45	44,571
Northwoods Capital Corp./Northwoods Capital Ltd., Series 2012-9A, Class A, 1.65%, 1/18/24 (a)(b)		260	259,350

Portfolio Abbreviations
ABS	Asset-Backed Security	GDR	Global Depositary Receipts	PIK	Payment-in-kind
ADR	American Depositary Receipts	GO	General Obligation	PLN	Polish Zloty
AUD	Australian Dollar	IDR	Indonesian Rupiah	RB	Revenue Bond
BRL	Brazilian Real	IDRB	Industrial Development Revenue Bond	S&P	Standard & Poor’s
BZDIOVER	Overnight Brazil CETIP Interbank Rate	INR	Indian Rupee	SGD	Singapore Dollar
CAD	Canadian Dollar	JIBAR	Johannesburg Interbank Agreed Rate	SPDR	Standard & Poor’s Depositary Receipts
CDO	Collateralized Debt Obligation	JPY	Japanese Yen	TBA	To Be Announced
CHF	Swiss Franc	LIBOR	London Interbank Offered Rate	TRY	Turkish Lira
CLO	Collateralized Loan Obligation	LOC	Letter of Credit	USD	US Dollar
CNY	Chinese Yuan	MXN	Mexican Peso	VRDN	Variable Rate Demand Notes
ETF	Exchange-Traded Fund	MSCI	Morgan Stanley Capital International	ZAR	South African Rand
EUR	Euro	NYSE	New York Stock Exchange
FKA	Formerly Known As	OTC	Over-the-counter
GBP	British Pound	PCL	Public Company Limited

See Notes to Financial Statements.

22	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class A, 1.75%, 4/15/26 (a)(b)	USD	300	$300,000
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.35%, 7/17/25 (a)(b)		305	301,067
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.51%, 8/23/24 (a)(b)		285	282,435
OneMain Financial Issuance Trust, Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		690	689,986
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 1.38%, 7/22/25 (a)(b)		495	487,012
OZLM Funding Ltd., Series 2012-2A, Class A1, 1.72%, 10/30/23 (a)(b)		435	434,631
Prestige Auto Receivables Trust:
Series 2013-1A, Class A2, 1.09%, 2/15/18 (a)		150	150,285
Series 2013-1A, Class A3, 1.33%, 5/15/19 (a)		140	140,410
Series 2014-1A, Class A2, 0.97%, 3/15/18 (a)		275	275,057
Santander Drive Auto Receivables Trust:
Series 2012-1, Class B, 2.72%, 5/16/16		91	91,183
Series 2012-1, Class C, 3.78%, 11/15/17		185	189,915
Series 2012-3, Class B, 1.94%, 12/15/16		500	503,344
Series 2012-5, Class C, 2.70%, 8/15/18		120	123,353
Series 2013-2, Class B, 1.33%, 3/15/18		500	503,324
Series 2013-3, Class B, 1.19%, 5/15/18		450	451,480
Series 2013-5, Class B, 1.55%, 10/15/18		590	593,469
Series 2013-5, Class C, 2.25%, 6/17/19		280	282,588
Series 2013-A, Class C, 3.12%, 10/15/19 (a)		125	129,030
Series 2013-A, Class D, 3.78%, 10/15/19 (a)		80	84,226
Series 2014-1, Class B, 1.59%, 10/15/18		630	633,180
Series 2014-1, Class C, 2.36%, 4/15/20		275	279,523
Series 2014-2, Class B, 1.62%, 2/15/19		380	382,232
Series 2014-2, Class C, 2.33%, 11/15/19		900	908,791
Series 2014-2, Class D, 2.76%, 2/18/20		500	505,923
Series 2014-3, Class B, 1.45%, 5/15/19		118	118,055
Series 2014-S1, Class R, 1.42%, 8/16/18 (a)		77	77,113
Series 2014-S2, Class R, 1.43%, 11/16/18 (a)		132	132,013
Series 2014-S3, Class R, 1.43%, 2/19/19 (a)		76	75,573
Series 2014-S4, Class R, 1.43%, 4/16/19 (a)		107	107,264
Series 2014-S5, Class R, 1.43%, 6/18/19 (a)		121	120,543
Series 2014-S6, Class R, 1.43%, 12/17/19 (a)		263	263,361
SASCO Mortgage Loan Trust, Series 2005-GEL2, Class A, 0.43%, 4/25/35 (b)		20	20,150
Scholar Funding Trust:
Series 2011-A, Class A, 1.13%, 10/28/43 (a)(b)		200	200,586
Series 2013-A, Class A, 0.80%, 1/30/45 (a)(b)		684	678,690
SLM Private Credit Student Loan Trust:
Series 2002-A, Class A2, 0.78%, 12/16/30 (b)		230	225,675

Asset-Backed Securities	Par (000)		Value
Series 2004-B, Class A2, 0.43%, 6/15/21 (b)	USD	458	$453,964
Series 2005-B, Class A2, 0.41%, 3/15/23 (b)		112	110,698
Series 2006-A, Class A4, 0.42%, 12/15/23 (b)		730	721,262
Series 2006-C, Class A4, 0.40%, 3/15/23 (b)		97	95,916
SLM Private Education Loan Trust:
Series 2011-A, Class A3, 2.65%, 1/15/43 (a)(b)		950	1,014,156
Series 2011-B, Class A2, 3.74%, 2/15/29 (a)		100	105,655
Series 2011-B, Class A3, 2.40%, 6/16/42 (a)(b)		400	427,671
Series 2011-C, Class A2A, 3.40%, 10/17/44 (a)(b)		185	199,023
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		300	322,683
Series 2012-A, Class A1, 1.55%, 8/15/25 (a)(b)		106	107,239
Series 2012-A, Class A2, 3.83%, 1/17/45 (a)		445	468,723
Series 2012-D, Class A2, 2.95%, 2/15/46 (a)		740	768,212
Series 2013-A, Class A1, 0.75%, 8/15/22 (a)(b)		106	105,763
Series 2013-A, Class A2A, 1.77%, 5/17/27 (a)		210	208,407
Series 2013-B, Class A2A, 1.85%, 6/17/30 (a)		1,695	1,674,377
Series 2013-C, Class A2A, 2.94%, 10/15/31 (a)		345	355,444
Series 2013-C, Class B, 3.50%, 6/15/44 (a)		500	496,565
SLM Student Loan Trust, Series 2008-5, Class A4, 1.93%, 7/25/23 (b)		800	839,038
Soundview Home Loan Trust, Series 2005-OPT3, Class A4, 0.45%, 11/25/35 (b)		368	363,650
SpringCastle America Funding LLC:
Series 2013-1A, Class A, 3.75%, 4/03/21 (a)		678	683,722
Series 2013-1A, Class B, 4.00%, 12/03/24 (a)		522	522,461
Structured Asset Investment Loan Trust, Series 2004-8, Class M4, 1.65%, 9/25/34 (b)		78	56,764
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.45%, 1/25/35 (b)		153	144,172
Vibrant CLO Ltd., Series 2012-1A, Class A1, 1.72%, 7/17/24 (a)(b)		780	779,374
World Financial Network Credit Card Master Trust, Series 2012-C, Class A, 2.23%, 8/15/22		520	524,227
Total Asset-Backed Securities — 5.9%			31,811,718

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	23

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.2%
Rockwell Collins, Inc.	17,020	$1,329,943
Airlines — 1.3%
Delta Air Lines, Inc.	72,440	2,804,877
Southwest Airlines Co.	74,000	1,987,640
United Continental Holdings, Inc.	58,611	2,407,154

		7,199,671
Auto Components — 1.5%
BorgWarner, Inc.	36,820	2,400,296
TRW Automotive Holdings Corp.	66,500	5,953,080

		8,353,376
Banks — 7.5%
Bank of America Corp.	557,915	8,575,154
Citigroup, Inc.	147,393	6,942,210
JPMorgan Chase & Co.	171,690	9,892,778
SunTrust Banks, Inc.	110,870	4,441,452
U.S. Bancorp	207,150	8,973,738
Wells Fargo & Co.	33,000	1,734,480

		40,559,812
Beverages — 1.2%
Dr. Pepper Snapple Group, Inc.	69,100	4,047,878
Molson Coors Brewing Co., Class B	36,200	2,684,592

		6,732,470
Biotechnology — 1.6%
Amgen, Inc.	28,310	3,351,055
Biogen Idec, Inc.	16,760	5,284,596

		8,635,651
Capital Markets — 0.6%
The Goldman Sachs Group, Inc.	20,979	3,512,724
Chemicals — 0.6%
Cabot Corp.	23,187	1,344,614
The Dow Chemical Co.	39,400	2,027,524

		3,372,138
Commercial Services & Supplies — 0.4%
Tyco International Ltd.	52,955	2,414,748
Communications Equipment — 2.2%
Brocade Communications Systems, Inc.	261,903	2,409,508
Cisco Systems, Inc.	218,330	5,425,501
QUALCOMM, Inc.	49,400	3,912,480

		11,747,489
Construction & Engineering — 0.2%
AECOM Technology Corp.	27,330	880,026
Consumer Finance — 1.5%
Discover Financial Services	128,875	7,987,673
Containers & Packaging — 0.7%
Packaging Corp. of America	55,475	3,965,908
Electronic Equipment, Instruments & Components — 0.4%
TE Connectivity Ltd.	39,520	2,443,917
Energy Equipment & Services — 2.9%
Halliburton Co.	64,920	4,609,969
Oceaneering International, Inc.	24,950	1,949,343
Schlumberger Ltd.	75,280	8,879,276

		15,438,588
Food & Staples Retailing — 1.7%
CVS Caremark Corp.	121,575	9,163,108
Health Care Equipment & Supplies — 0.9%
Medtronic, Inc.	74,300	4,737,368

Common Stocks	Shares	Value
Health Care Providers & Services — 3.4%
Aetna, Inc.	65,080	$5,276,686
McKesson Corp.	28,500	5,306,985
UnitedHealth Group, Inc.	49,220	4,023,735
Universal Health Services, Inc., Class B	38,457	3,682,642

		18,290,048
Hotels, Restaurants & Leisure — 0.5%
Las Vegas Sands Corp.	38,900	2,964,958
Household Durables — 0.4%
Whirlpool Corp.	13,670	1,903,137
Industrial Conglomerates — 1.5%
3M Co.	56,725	8,125,289
Insurance — 2.9%
American Financial Group, Inc.	3,800	226,328
American International Group, Inc.	143,350	7,824,043
Genworth Financial, Inc., Class A	211,320	3,676,968
The Travelers Cos., Inc.	40,575	3,816,890

		15,544,229
Internet & Catalog Retail — 0.5%
The Priceline Group, Inc.	2,130	2,562,390
Internet Software & Services — 2.7%
Facebook, Inc., Class A	27,300	1,837,017
Google, Inc., Class A	9,240	5,402,351
Google, Inc., Class C	9,190	5,286,823
VeriSign, Inc. (c)	44,320	2,163,259

		14,689,450
IT Services — 2.3%
Alliance Data Systems Corp.	1,200	337,500
Cognizant Technology Solutions Corp., Class A (c)	56,460	2,761,459
MasterCard Inc., Class A	101,010	7,421,205
Total System Services, Inc.	53,459	1,679,147

		12,199,311
Machinery — 1.2%
Kennametal, Inc.	28,420	1,315,278
Parker Hannifin Corp.	23,453	2,948,746
WABCO Holdings, Inc.	19,820	2,117,172

		6,381,196
Media — 1.8%
Comcast Corp., Class A	179,600	9,640,928
Metals & Mining — 0.2%
Vale SA — ADR	85,940	1,136,986
Multiline Retail — 0.4%
Macy’s, Inc.	37,060	2,150,221
Oil, Gas & Consumable Fuels — 3.3%
BP PLC — ADR	77,600	4,093,400
Exxon Mobil Corp.	12,780	1,286,690
Marathon Petroleum Corp.	55,749	4,352,324
PBF Energy, Inc., Class A	28,135	749,798
Suncor Energy, Inc.	134,950	5,752,919
Tesoro Corp.	31,622	1,855,263

		18,090,394
Paper & Forest Products — 0.5%
Domtar Corp.	58,000	2,485,300
Pharmaceuticals — 4.4%
Johnson & Johnson	14,100	1,475,142
Merck & Co., Inc.	147,525	8,534,321
Mylan, Inc.	71,924	3,708,401

See Notes to Financial Statements.

24	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
Pharmaceuticals (concluded)
Pfizer, Inc.		164,855	$4,892,896
Salix Pharmaceuticals Ltd.		16,498	2,035,028
Teva Pharmaceutical Industries Ltd. - ADR		62,905	3,297,480

			23,943,268
Road & Rail — 0.6%
Norfolk Southern Corp.		21,300	2,194,539
Union Pacific Corp.		8,800	877,800

			3,072,339
Semiconductors & Semiconductor Equipment — 0.6%
Micron Technology, Inc.		91,800	3,024,810
Software — 1.4%
Microsoft Corp.		50,245	2,095,217
Oracle Corp.		103,280	4,185,938
Symantec Corp.		63,040	1,443,616

			7,724,771
Specialty Retail — 2.0%
Lowe’s Cos., Inc.		158,800	7,620,812
Ross Stores, Inc.		50,500	3,339,565

			10,960,377
Technology Hardware, Storage & Peripherals — 4.2%
Apple Inc.		67,830	6,303,442
EMC Corp.		220,450	5,806,653
Hewlett-Packard Co.		100,804	3,395,079
NetApp, Inc.		13,314	486,227
SanDisk Corp.		20,500	2,140,815
Western Digital Corp.		47,360	4,371,328

			22,503,544
Total Common Stocks — 60.2%			325,867,556

Corporate Bonds	Par (000)
Air Freight & Logistics — 0.1%
FedEx Corp.:
4.90%, 1/15/34	USD	274	294,077
5.10%, 1/15/44		80	86,564

			380,641
Airlines — 0.0%
United Continental Holdings, Inc., Series B, 6.00%, 7/15/28		105	101,063
Auto Components — 0.0%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		48	48,540
4.88%, 3/15/19		65	66,950
6.00%, 8/01/20		80	85,700

			201,190
Automobiles — 0.0%
General Motors Co.:
4.88%, 10/02/23 (a)		115	121,037
6.25%, 10/02/43 (a)		50	57,375

			178,412
Banks — 1.0%
Branch Banking & Trust Co., 2.30%, 10/15/18		250	254,734

Corporate Bonds	Par (000)		Value
Banks (concluded)
Citigroup, Inc.:
4.45%, 1/10/17	USD	133	$143,242
2.50%, 9/26/18		230	233,749
6.68%, 9/13/43		72	89,634
4.95%, 11/07/43		72	76,882
5.30%, 5/06/44		130	135,596
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 2.25%, 1/14/19		255	258,246
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (a)		760	788,500
HSBC Holdings PLC:
6.50%, 5/02/36		140	171,973
5.25%, 3/14/44		201	215,231
HSBC USA, Inc.:
2.25%, 6/23/19		300	300,989
3.50%, 6/23/24		165	165,468
Intesa Sanpaolo SpA, 5.02%, 6/26/24 (a)		200	202,363
Macquarie Bank Ltd.:
1.65%, 3/24/17 (a)		175	176,017
2.60%, 6/24/19 (a)		600	603,793
Royal Bank of Scotland Group PLC:
1.88%, 3/31/17		307	309,735
6.00%, 12/19/23		130	140,557
5.13%, 5/28/24		255	258,927
Société Générale SA, 5.00%, 1/17/24 (a)		230	240,542
Wells Fargo & Co.:
1.50%, 7/01/15		161	162,816
2.13%, 4/22/19		105	105,359
4.10%, 6/03/26		195	197,457
5.38%, 11/02/43		270	297,011

			5,528,821
Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc.:
2.15%, 2/01/19		185	186,126
3.70%, 2/01/24		269	276,076

			462,202
Biotechnology — 0.2%
Amgen, Inc.:
3.63%, 5/22/24		405	408,582
5.65%, 6/15/42		105	119,765
Celgene Corp., 3.63%, 5/15/24		505	506,180

			1,034,527
Capital Markets — 0.8%
The Bank of New York Mellon Corp., 2.10%, 1/15/19		203	204,210
Credit Suisse, 2.30%, 5/28/19		315	315,506
The Goldman Sachs Group, Inc.:
3.63%, 2/07/16		161	167,807
2.38%, 1/22/18		275	279,272
5.75%, 1/24/22		172	199,036
1.83%, 11/29/23 (b)		196	202,013
3.85%, 7/08/24		395	395,000
6.13%, 2/15/33		160	191,638
6.75%, 10/01/37		177	212,937
6.25%, 2/01/41		72	87,833
4.80%, 7/08/44		205	205,000
Morgan Stanley:
5.45%, 1/09/17		535	589,353
5.63%, 9/23/19		195	224,291
3.75%, 2/25/23		657	668,352

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	25

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Capital Markets (concluded)
3.88%, 4/29/24	USD	239	$241,897

			4,184,145
Chemicals — 0.1%
Eastman Chemical Co., 4.80%, 9/01/42		150	152,306
LyondellBasell Industries NV, 5.00%, 4/15/19		400	451,190
Monsanto Co., 4.70%, 7/15/64		65	65,251

			668,747
Communications Equipment — 0.0%
Cisco Systems, Inc., 2.13%, 3/01/19		218	219,694
Consumer Finance — 0.4%
American Express Credit Corp., 1.13%, 6/05/17		340	339,643
Capital One Financial Corp., 2.45%, 4/24/19		239	241,242
Ford Motor Credit Co. LLC:
1.72%, 12/06/17		705	705,287
4.38%, 8/06/23		203	216,790
Toyota Motor Credit Corp., 2.75%, 5/17/21		405	406,628

			1,909,590
Containers & Packaging — 0.1%
Reynolds Group Issuer, Inc.:
7.88%, 8/15/19		310	337,513
6.88%, 2/15/21		320	345,320

			682,833
Diversified Financial Services — 0.7%
Bank of America Corp.:
5.75%, 12/01/17		320	360,934
2.60%, 1/15/19		239	241,811
2.65%, 4/01/19		1,033	1,047,049
General Electric Capital Corp., 6.88%, 1/10/39		77	103,432
General Motors Financial Co., Inc.:
2.75%, 5/15/16		211	214,165
4.75%, 8/15/17		260	276,575
JPMorgan Chase & Co.:
4.75%, 3/01/15		313	322,000
1.35%, 2/15/17		573	575,035
3.25%, 9/23/22		177	177,808
3.20%, 1/25/23		78	77,444
4.85%, 2/01/44		72	76,343
Total Capital International SA, 2.75%, 6/19/21		140	140,306

			3,612,902
Diversified Telecommunication Services — 0.7%
AT&T Inc.:
2.30%, 3/11/19		383	386,663
4.45%, 5/15/21		267	293,184
3.00%, 2/15/22		88	87,606
4.35%, 6/15/45		150	142,188
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		253	269,129
Level 3 Financing, Inc., 8.13%, 7/01/19		233	254,261
Verizon Communications, Inc.:
3.65%, 9/14/18		439	469,502
4.50%, 9/15/20		178	195,799
5.15%, 9/15/23		181	202,556
5.05%, 3/15/34		550	586,996
3.85%, 11/01/42		706	621,607

			3,509,491
Electric Utilities — 0.5%
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		92	116,787
5.95%, 12/15/36		152	172,464

Corporate Bonds	Par (000)		Value
Electric Utilities (concluded)
Commonwealth Edison Co., 4.70%, 1/15/44	USD	167	$182,258
Duke Energy Carolinas LLC, 4.25%, 12/15/41		229	233,115
Duke Energy Corp., 3.75%, 4/15/24		43	44,166
Entergy Arkansas, Inc., 3.70%, 6/01/24		246	255,395
Georgia Power Co., 3.00%, 4/15/16		480	499,782
Jersey Central Power & Light Co., 7.35%, 2/01/19		151	182,436
Oncor Electric Delivery Co. LLC:
4.10%, 6/01/22		51	54,827
5.30%, 6/01/42		77	90,564
PacifiCorp:
3.60%, 4/01/24		510	528,843
5.75%, 4/01/37		150	185,614
Progress Energy, Inc., 4.88%, 12/01/19		27	30,330

			2,576,581
Energy Equipment & Services — 0.3%
Diamond Offshore Drilling, Inc., 4.88%, 11/01/43		165	166,531
Transocean, Inc.:
6.00%, 3/15/18		965	1,089,995
6.50%, 11/15/20		100	115,656
6.80%, 3/15/38		291	331,899
Weatherford International Ltd., 5.95%, 4/15/42		150	170,114

			1,874,195
Food & Staples Retailing — 0.1%
CVS Caremark Corp., 5.30%, 12/05/43		51	57,654
Wal-Mart Stores, Inc.:
4.00%, 4/11/43		198	189,666
4.30%, 4/22/44		150	151,501

			398,821
Food Products — 0.0%
Mondelez International, Inc., 2.25%, 2/01/19		259	260,773
Health Care Equipment & Supplies — 0.1%
Boston Scientific Corp., 2.65%, 10/01/18		239	244,314
CareFusion Corp.:
1.45%, 5/15/17		125	124,907
4.88%, 5/15/44		50	50,509

			419,730
Health Care Providers & Services — 0.5%
Aetna, Inc., 4.75%, 3/15/44		54	56,769
AmerisourceBergen Corp., 1.15%, 5/15/17		605	604,292
Coventry Health Care, Inc., 5.45%, 6/15/21		261	303,937
Express Scripts Holding Co., 1.25%, 6/02/17		225	224,605
HCA, Inc., 7.25%, 9/15/20		215	230,319
Tenet Healthcare Corp., 6.25%, 11/01/18		280	310,800
UnitedHealth Group, Inc., 3.38%, 11/15/21		100	102,671
WellPoint, Inc.:
1.88%, 1/15/18		301	303,113
2.30%, 7/15/18		307	312,765
Series A, 3.70%, 8/15/21		166	173,100
3.30%, 1/15/23		100	99,881

			2,722,252
Hotels, Restaurants & Leisure — 0.1%
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC:
8.00%, 10/01/20 (a)		220	229,900
11.00%, 10/01/21 (a)		246	264,450

			494,350

See Notes to Financial Statements.

26	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Household Products — 0.0%
Kimberly-Clark Corp., 1.90%, 5/22/19	USD	250	$249,770
Industrial Conglomerates — 0.0%
General Electric Co., 4.50%, 3/11/44		142	147,955
Insurance — 0.8%
American International Group, Inc.:
3.80%, 3/22/17		522	557,813
5.45%, 5/18/17		235	262,171
3.38%, 8/15/20		380	394,871
Genworth Holdings, Inc., 7.63%, 9/24/21		480	601,371
Manulife Financial Corp., 3.40%, 9/17/15		167	172,570
MassMutual Global Funding II, 2.35%, 4/09/19 (a)		220	221,885
Metropolitan Life Global Funding I:
1.30%, 4/10/17 (a)		795	796,199
2.30%, 4/10/19 (a)		330	333,350
Prudential Financial, Inc.:
4.75%, 9/17/15		252	264,478
5.38%, 6/21/20		380	435,700
XLIT Ltd.:
2.30%, 12/15/18		102	101,444
5.25%, 12/15/43		46	50,585

			4,192,437
Internet Software & Services — 0.0%
Baidu, Inc., 2.75%, 6/09/19		206	206,802
IT Services — 0.1%
International Business Machines Corp., 3.63%, 2/12/24		344	352,962
MasterCard Inc.:
2.00%, 4/01/19		216	216,879
3.38%, 4/01/24		139	141,065

			710,906
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc.:
2.40%, 2/01/19		555	560,648
5.30%, 2/01/44		26	28,858

			589,506
Machinery — 0.1%
Caterpillar, Inc., 4.75%, 5/15/64		145	151,122
John Deere Capital Corp., 3.35%, 6/12/24		220	221,462

			372,584
Media — 0.6%
CBS Corp.:
4.63%, 5/15/18		100	109,492
8.88%, 5/15/19		172	222,981
5.75%, 4/15/20		78	90,391
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		111	161,338
Comcast Corp., 5.88%, 2/15/18		367	423,077
COX Communications, Inc., 8.38%, 3/01/39 (a)		240	336,254
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
4.60%, 2/15/21		263	287,152
5.00%, 3/01/21		139	155,169
The Interpublic Group of Cos., Inc., 4.20%, 4/15/24		24	24,765
NBCUniversal Media LLC:
5.15%, 4/30/20		346	397,050
4.38%, 4/01/21		550	606,937
4.45%, 1/15/43		104	104,338
Time Warner Cable, Inc.:
8.75%, 2/14/19		90	115,423

Corporate Bonds	Par (000)		Value
Media (concluded)
6.55%, 5/01/37	USD	155	$192,865

			3,227,232
Metals & Mining — 0.2%
BHP Billiton Finance USA Ltd., 5.00%, 9/30/43		84	92,836
Freeport-McMoRan Copper & Gold, Inc., 3.88%, 3/15/23		186	185,434
Novelis, Inc., 8.75%, 12/15/20		420	466,200
Rio Tinto Finance USA PLC, 2.88%, 8/21/22		150	146,467
Teck Resources Ltd., 4.50%, 1/15/21		105	110,544

			1,001,481
Multi-Utilities — 0.3%
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44		275	290,137
CMS Energy Corp.:
3.88%, 3/01/24		81	84,170
4.88%, 3/01/44		192	202,100
Dominion Gas Holdings LLC, 4.80%, 11/01/43 (a)		26	27,659
Dominion Resources, Inc., 1.95%, 8/15/16		408	417,151
DTE Energy Co., 3.50%, 6/01/24		200	201,729
Pacific Gas & Electric Co., 4.75%, 2/15/44		76	80,904
PG&E Corp., 2.40%, 3/01/19		105	105,947

			1,409,797
Oil, Gas & Consumable Fuels — 1.3%
Apache Corp.:
6.00%, 1/15/37		95	116,282
4.75%, 4/15/43		188	197,021
BP Capital Markets PLC:
2.24%, 5/10/19		764	770,558
3.25%, 5/06/22		165	167,040
CONSOL Energy, Inc., 8.25%, 4/01/20		36	38,970
Continental Resources, Inc., 4.90%, 6/01/44 (a)		145	149,828
EOG Resources, Inc., 2.45%, 4/01/20		373	375,887
Exxon Mobil Corp., 1.82%, 3/15/19		650	654,585
Husky Energy, Inc., 4.00%, 4/15/24		90	93,497
Kerr-McGee Corp., 6.95%, 7/01/24		196	251,735
Kinder Morgan Energy Partners LP, 4.15%, 2/01/24		288	292,101
Laredo Petroleum, Inc., 7.38%, 5/01/22		180	201,150
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19 (a)		220	230,450
MEG Energy Corp., 6.50%, 3/15/21 (a)		610	646,600
Murphy Oil Corp., 2.50%, 12/01/17		354	362,319
Noble Energy, Inc.:
8.25%, 3/01/19		162	204,228
6.00%, 3/01/41		200	240,664
5.25%, 11/15/43		107	117,958
Peabody Energy Corp.:
6.00%, 11/15/18		33	34,403
6.25%, 11/15/21		197	196,261
Range Resources Corp., 5.75%, 6/01/21		10	10,800
Schlumberger Investment SA, 3.65%, 12/01/23		129	134,151
Shell International Finance BV:
2.00%, 11/15/18		356	360,933
4.55%, 8/12/43		197	207,498
TransCanada PipeLines Ltd.:
3.75%, 10/16/23		151	155,829
4.63%, 3/01/34		139	147,427
Western Gas Partners LP, 5.38%, 6/01/21		304	344,252

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	27

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
The Williams Cos., Inc.:
7.88%, 9/01/21	USD	141	$175,057
3.70%, 1/15/23		80	76,955
Williams Partners LP, 5.40%, 3/04/44		125	134,104

			7,088,543
Paper & Forest Products — 0.2%
International Paper Co.:
4.75%, 2/15/22		661	728,863
4.80%, 6/15/44		220	221,736

			950,599
Pharmaceuticals — 0.5%
AbbVie, Inc., 4.40%, 11/06/42		201	195,132
Actavis Funding SCS:
2.45%, 6/15/19 (a)		269	269,753
3.85%, 6/15/24 (a)		162	163,758
Actavis, Inc.:
3.25%, 10/01/22		259	254,461
4.63%, 10/01/42		246	241,991
Bristol-Myers Squibb Co., 4.50%, 3/01/44		284	290,762
Forest Laboratories, Inc., 5.00%, 12/15/21 (a)		90	98,627
Novartis Capital Corp., 4.40%, 4/24/20		315	350,063
Pfizer, Inc.:
2.10%, 5/15/19		475	477,306
3.40%, 5/15/24		355	360,476
4.40%, 5/15/44		115	117,707
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		115	118,014

			2,938,050
Real Estate Investment Trusts (REITs) — 0.1%
ARC Properties Operating Partnership LP/Clark Acquisition LLC, 3.00%, 2/06/19 (a)		329	330,247
GLP Capital LP/GLP Financing II, Inc.:
4.38%, 11/01/18 (a)		13	13,423
4.88%, 11/01/20 (a)		20	20,600
Ventas Realty LP/Ventas Capital Corp., 2.70%, 4/01/20		79	78,624

			442,894
Road & Rail — 0.1%
Burlington Northern Santa Fe LLC:
3.00%, 3/15/23		94	92,467
3.75%, 4/01/24		45	46,441
Ryder System, Inc., 2.45%, 9/03/19		220	220,840
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		200	201,467

			561,215
Software — 0.1%
First Data Corp., 7.38%, 6/15/19 (a)		115	123,481
Oracle Corp.:
2.80%, 7/08/21		215	215,000
4.30%, 7/08/34		120	120,000

			458,481
Specialty Retail — 0.1%
The Home Depot, Inc., 4.40%, 3/15/45		65	65,988
QVC, Inc., 7.50%, 10/01/19 (a)		240	252,257

			318,245
Technology Hardware, Storage & Peripherals — 0.2%
Apple Inc.:
2.10%, 5/06/19		685	688,454
2.85%, 5/06/21		210	211,809

Corporate Bonds	Par (000)		Value
Technology Hardware, Storage & Peripherals (concluded)
Hewlett-Packard Co., 3.75%, 12/01/20	USD	275	$287,443

			1,187,706
Tobacco — 0.1%
Altria Group, Inc., 4.00%, 1/31/24		141	144,882
Philip Morris International, Inc.:
1.13%, 8/21/17		400	398,815
4.88%, 11/15/43		100	107,701
Reynolds American, Inc.:
4.75%, 11/01/42		85	81,055
6.15%, 9/15/43		20	22,903

			755,356
Trading Companies & Distributors — 0.1%
United Rentals North America, Inc., 7.63%, 4/15/22		440	493,900
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, 2.38%, 9/08/16		480	493,550
MetroPCS Wireless, Inc., 7.88%, 9/01/18		15	15,755
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		480	582,000
Sprint Corp., 7.88%, 9/15/23 (a)		175	194,687
T-Mobile USA, Inc.:
6.63%, 4/28/21		65	70,363
6.73%, 4/28/22		60	64,725
6.84%, 4/28/23		20	21,775

			1,442,855
Total Corporate Bonds — 11.1%			60,167,274

Foreign Agency Obligations
Nexen Energy ULC, 5.88%, 3/10/35		20	22,545
Petrobras International Finance Co., 3.88%, 1/27/16		740	762,977
Statoil ASA, 2.90%, 11/08/20		365	375,256
Total Foreign Agency Obligations — 0.2%			1,160,778

Foreign Government Obligations
Brazil — 0.1%
Federative Republic of Brazil, 4.25%, 1/07/25		400	405,400
Colombia — 0.1%
Republic of Colombia, 4.00%, 2/26/24		280	288,680
Indonesia — 0.1%
Republic of Indonesia, 5.38%, 10/17/23		375	397,969
Italy — 1.4%
Buoni Poliennali Del Tesoro, 1.15%, 5/15/17	EUR	5,530	7,636,746
Mexico — 0.1%
United Mexican States, 4.00%, 10/02/23	USD	745	782,995
Peru — 0.0%
Peruvian Government International Bond, 7.35%, 7/21/25		150	198,750
Turkey — 0.1%
Turkey Government International Bond, 5.75%, 3/22/24		480	524,400
Total Foreign Government Obligations — 1.9%			10,234,940

See Notes to Financial Statements.

28	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations — 0.7%
Countrywide Alternative Loan Trust:
Series 2006-OA21, Class A1, 0.34%, 3/20/47 (b)	USD	1,815	$1,462,957
Series 2007-22, Class 2A16, 6.50%, 9/25/37		1,233	1,001,406
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 2A1, 0.35%, 4/25/46 (b)		197	157,490
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 2A1, 2.61%, 7/27/36 (a)(b)		495	489,324
Series 2011-5R, Class 2A1, 2.83%, 8/27/46 (a)(b)		389	368,961
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 0.95%, 11/25/34 (b)		83	80,728
Residential Accredit Loans, Inc. Trust, Series 2006-QO2, Class A1, 0.37%, 2/25/46 (b)		239	116,816

			3,677,682
Commercial Mortgage-Backed Securities — 2.6%
Banc of America Commercial Mortgage Trust:
Series 2006-5, Class AAB, 5.38%, 9/10/47		277	277,627
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		30	31,805
Series 2007-3, Class A1A, 5.77%, 6/10/49 (b)		462	499,984
Series 2007-3, Class A4, 5.77%, 6/10/49 (b)		280	308,169
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A3, 5.74%, 6/11/50		321	321,264
Citigroup Commercial Mortgage Trust:
Series 2005-C3, Class AJ, 4.96%, 5/15/43 (b)		430	438,676
Series 2008-C7, Class A4, 6.34%, 12/10/49 (b)		930	1,041,217
Series 2014-388G, Class A, 0.90%, 6/15/33 (a)(b)		600	601,289
Series 2014-GC19, Class A3, 3.75%, 3/10/47		170	175,034
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class AMA, 6.12%, 11/15/44 (b)		40	44,644
COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.96%, 5/15/46 (b)		245	270,090
Commercial Mortgage Pass-Through Certificates:
Series 2006-CD3, Class AM, 5.65%, 10/15/48		250	271,681
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		130	139,265
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (a)		285	280,657
Series 2013-FL3, Class A, 1.67%, 10/13/28 (a)(b)		352	353,763
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (a)		180	179,889
Series 2014-CR17, Class A5, 3.98%, 5/10/47		169	178,187
Series 2014-KYO, Class F, 3.65%, 6/11/27 (a)(b)		210	210,164
Series 2014-UBS3, Class A4, 3.82%, 6/10/47		222	230,483
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		50	51,304

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Credit Suisse Mortgage Capital Certificates, Series 2007-TF2A, Class A3, 0.42%, 4/15/22 (a)(b)	USD	156	$153,876
Deutsche Bank Re-REMIC Trust:
Series 2011-C32, Class A3A, 5.81%, 6/17/49 (a)(b)		205	220,285
Series 2012-EZ1, Class A, 0.95%, 9/25/45 (a)		21	20,742
Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		202	203,043
Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (a)		225	228,277
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG11, Class AJ, 6.06%, 12/10/49 (b)		85	88,734
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (b)		160	176,818
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.44%, 12/10/27 (a)(b)		460	433,655
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (a)(b)		375	387,106
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-CB8, Class A1A, 4.16%, 1/12/39 (a)		47	47,112
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		324	344,701
LB-UBS Commercial Mortgage Trust:
Series 2004-C7, Class A1A 4.48%, 10/15/29		551	553,866
Series 2005-C2, Class AJ, 5.21%, 4/15/30 (b)		180	185,194
Merrill Lynch Mortgage Trust:
Series 2005-CKI1, Class AJ, 5.28%, 11/12/37 (b)		240	251,532
Series 2007-C1, Class A1A, 5.83%, 6/12/50 (b)		162	174,983
Morgan Stanley Capital I Trust:
Series 2007-HQ12, Class A2FX, 5.59%, 4/12/49 (b)		186	190,431
Series 2007-HQ12, Class AM, 5.77%, 4/12/49 (b)		390	425,854
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		150	163,427
Series 2007-IQ14, Class A1A, 5.67%, 4/15/49 (b)		161	175,487
Series 2007-IQ15, Class AM, 6.11%, 6/11/49 (b)		170	187,337
Morgan Stanley Capital I, Inc.,
Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)		24	23,646
Morgan Stanley Re-REMIC Trust:
Series 2009-IO, Class B, 0.01%, 7/17/56 (a)(d)		140	139,615
Series 2011-IO, Class A, 2.50%, 3/23/51 (a)		8	7,868
Series 2011-IO, Class C, 0.00%, 3/23/51 (a)(d)		200	188,750
Series 2012-IO, Class AXB1, 1.00%, 3/27/51 (a)		76	75,835
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (a)		160	158,200
Series 2012-XA, Class A, 2.00%, 7/27/49 (a)		226	227,483
Motel 6 Trust, Series 2012-MTL6, Class B, 2.74%, 10/05/25 (a)		430	434,871

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	29

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Queens Center Mortgage Trust, Series 2013-QCA, Class D, 3.47%, 1/11/37 (a)(b)	USD	580	$550,769
RBSCF Trust, Series 2010-RR3, Class WBTA, 5.94%, 2/16/51 (a)(b)		910	964,202
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (a)		323	319,918
Wachovia Bank Commercial Mortgage Trust:
Series 2006-WL7A, Class H, 0.55%, 9/15/21 (a)(b)		230	223,755
Series 2007-C33, Class AJ, 6.14%, 2/15/51 (b)		210	220,983
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		184	183,725

			14,237,272
Interest Only Commercial Mortgage-Backed Securities — 0.3%
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.73%, 11/05/36 (a)(b)		4,250	235,433
Commercial Mortgage Pass-Through Certificates, Series 2013-LC6, Class XA, 1.93%, 1/10/46 (b)		3,502	322,278
GS Mortgage Securities Corp. II:
Series 2013-GC10, Class XA, 1.90%, 2/10/46 (b)		3,310	340,678
Series 2013-KYO, Class XB1, 3.25%, 11/08/29 (a)(b)		2,790	84,801
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.39%, 4/10/47 (b)		998	81,364
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XA, 1.72%, 4/15/46 (b)		1,390	130,215
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class XA, 1.87%, 2/15/46 (b)		1,218	115,793
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Class XA, 1.96%, 12/15/45 (a)(b)		2,100	221,622
Series 2013-C15, Class XA, 0.85%, 8/15/46 (b)		2,250	90,104
Series 2014-LC14, Class XA, 1.64%, 3/15/47 (b)		1,400	126,688

			1,748,976
Total Non-Agency Mortgage-Backed Securities — 3.6%			19,663,930

Other Interests (c)(e)	Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII		130	—
Lehman Brothers Holdings, Inc.		490	—
Total Other Interests — 0.0%			—

Preferred Securities
Capital Trusts	Par (000)
Banks — 0.0%
Wells Fargo & Co., 5.90% (b)(f)	USD	170	180,327

Preferred Securities	Par (000)		Value
Capital Markets — 0.0%
State Street Capital Trust IV, 1.23%, 6/15/37 (b)	USD	43	$36,550
Insurance — 0.2%
American International Group, Inc., 8.18%, 5/15/68 (b)		161	221,777
MetLife Capital Trust IV, 7.88%, 12/15/67 (a)		100	124,250
XL Group PLC, 6.50% (b)(f)		415	409,813

			755,840
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25% (a)(f)		200	209,000
Total Capital Trusts — 0.2%			1,181,717

Preferred Stocks	Shares
Thrifts & Mortgage Finance — 0.1%
Fannie Mae, 8.25% (b)		10,000	103,500
Freddie Mac, 0.05% (b)		10,000	109,100
Total Preferred Stocks — 0.1%			212,600
Trust Preferreds
Diversified Financial Services — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40 (b)		16,773	464,612
Total Preferred Securities — 0.4%			1,858,929

Taxable Municipal Bonds	Par (000)
Los Angeles Community College District/CA GO, 6.60%, 8/01/42	USD	50	68,557
Metropolitan Transportation Authority RB, 6.81%, 11/15/40		55	74,663
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		45	54,875
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		66	95,109
New York City Water & Sewer System RB:
5.38%, 6/15/43		215	247,011
5.50%, 6/15/43		255	294,347
5.88%, 6/15/44		50	63,651
New York State Dormitory Authority RB, 5.39%, 3/15/40		50	59,663
Port Authority of New York & New Jersey RB, 4.96%, 8/01/46		85	96,036
State of California GO, 7.60%, 11/01/40		240	363,586
State of Illinois GO, 5.10%, 6/01/33		230	230,465
University of California RB, 4.86%, 5/15/12		50	50,731
Total Taxable Municipal Bonds — 0.3%			1,698,694

U.S. Government Sponsored Agency Securities
Interest Only Commercial Mortgage-Backed Securities — 0.0%
Ginnie Mae, Series 2012-120, Class IO, 1.00%, 2/16/53 (b)		1,363	102,186

See Notes to Financial Statements.

30	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Mortgage-Backed Securities — 15.4%
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/29 (g)	USD	2,700	$2,742,609
3.00%, 7/01/29-6/01/43 (b)(g)		7,238	7,274,474
3.14%, 3/01/41 (b)		111	118,421
3.21%, 12/01/40 (b)		157	164,091
3.35%, 6/01/41 (b)		209	220,116
3.50%, 10/01/28-7/01/44 (b)(g)		5,731	5,961,926
4.00%, 2/01/25-7/01/44 (g)		12,621	13,443,286
4.50%, 2/01/25-3/01/44 (g)		6,708	7,241,347
4.71%, 8/01/38 (b)		149	157,911
5.00%, 4/01/33-8/01/41		1,414	1,576,986
5.50%, 2/01/35-4/01/41		1,517	1,705,816
6.00%, 12/01/27-7/01/44 (g)		1,522	1,718,841
6.50%, 5/01/40		715	806,689
Freddie Mac Mortgage-Backed Securities:
2.50%, 7/01/29 (g)		1,000	1,015,000
3.00%, 7/01/29-7/01/44 (g)		3,894	3,872,026
3.02%, 2/01/41 (b)		153	163,280
3.50%, 4/01/42-7/01/44 (g)		4,180	4,302,452
4.00%, 7/01/44 (g)		1,800	1,906,875
4.50%, 9/01/43-7/01/44 (g)		1,773	1,919,383
5.00%, 10/01/41-7/01/44 (g)		1,597	1,767,305
5.50%, 6/01/41-7/01/44 (g)		501	558,787
6.00%, 1/01/34		353	402,367
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/44 (g)		2,965	2,992,797
3.50%, 12/15/42-7/15/44 (g)		3,571	3,720,145
4.00%, 4/20/44-7/15/44 (g)		9,191	9,849,229
4.50%, 5/20/41-7/15/44 (g)		4,531	4,953,379
5.00%, 12/15/38-7/15/44 (g)		1,877	2,063,299
5.50%, 7/15/44 (g)		700	781,731
7.50%, 3/15/32		6	6,999

			83,407,567
Total U.S. Government Sponsored Agency Securities — 15.4%			83,509,753

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.75%, 8/15/42		535	478,491
3.38%, 5/15/44		10,863	10,935,787
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42 (h)		792	745,570
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/19-1/15/23		1,508	1,539,770
0.63%, 1/15/24		2,911	3,016,120
U.S. Treasury Notes:
0.50%, 6/30/16 (i)		1,205	1,206,035
0.88%, 6/15/17		7,225	7,227,825
1.63%, 3/31/19-11/15/22 (i)		12,778	12,733,457
1.00%, 11/30/19 (i)		5,021	4,826,436
2.00%, 5/31/21		1,135	1,126,487
2.13%, 6/30/21		2,560	2,559,601
2.50%, 5/15/24 (i)		9,127	9,114,068
Total U.S. Treasury Obligations — 10.3%			55,509,647
Total Long-Term Investments (Cost — $513,600,757) — 109.3%			591,483,219

Short-Term Securities	Par (000)		Value
Borrowed Bond Agreements — 0.4% (j)
Credit Suisse Securities (USA) LLC, 0.02%, Open (Purchased on 3/03/14 to be repurchased at $1,803,152, collateralized by U.S. Treasury Notes, 2.00% due at 2/15/23, original par and fair value of USD 1,872,000 and $1,817,596, respectively)	USD	1,795	$1,795,000
Credit Suisse Securities (USA) LLC, 0.13%, Open (Purchased on 3/03/14 to be repurchased at $476,843, collateralized by U.S. Treasury Bonds, 2.75% due at 11/15/42, original par and fair value of USD 550,000 and $490,961, respectively)		470	470,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.10%, Open (Purchased on 1/30/14 to be repurchased at $66,330, collateralized by U.S. Treasury Notes, 1.25% due at 11/30/18, original par and fair value of USD 67,000 and $66,393, respectively)		66	66,330
Total Short-Term Securities (Cost — $2,331,330) — 0.4%			2,331,330

Options Purchased
(Cost — $312,664) — 0.0%			145,609
Total Investments Before Borrowed Bonds, Options Written and TBA Sale Commitments (Cost — $516,244,751) — 109.7%			593,960,158

Borrowed Bonds
U.S. Treasury Obligations — (0.4)%
U.S. Treasury Bonds, 2.75%, 11/15/42		550	(490,961)
U.S. Treasury Notes:
1.25%, 11/30/18		67	(66,096)
2.00%, 2/15/23		1,872	(1,817,596)
Total Borrowed Bonds (Proceeds — $2,474,193) — (0.4)%			(2,374,653)

Options Written
(Premiums Received — $ 118,255) — (0.0)%			(34,469)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	31

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

TBA Sale Commitments (g)	Par (000)		Value
Fannie Mae Mortgage-Backed Securities:
3.00%, 7/01/44	USD	2,985	$(2,948,855)
3.50%, 7/01/29		500	(529,922)
4.00%, 7/01/29-7/01/44		3,555	(3,773,119)
4.50%, 7/01/44		3,005	(3,254,322)
5.00%, 7/01/44		100	(111,047)
5.50%, 7/01/44		500	(559,782)

TBA Sale Commitments	Par (000)		Value
Ginnie Mae Mortgage-Backed Securities:
3.50%, 7/15/44	USD	500	$(519,961)
4.00%, 7/15/44		6,600	(7,063,031)
Total TBA Sale Commitments (Proceeds — $18,601,891) — (3.5)%			(18,760,039)
Total Investments Net of Borrowed Bonds, Options Written and TBA Sale Commitments — 105.8%			572,790,997
Liabilities in Excess of Other Assets — (5.8)%			(31,636,335)

Net Assets — 100.0%			$541,154,662

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Zero-coupon bond.

(e)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(f)	Security is perpetual in nature and has no stated maturity date.

(g)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2014 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(151,875)	$(4,734)
Credit Suisse Securities (USA) LLC	$(647,169)	$(5,949)
Deutsche Bank Securities, Inc.	$4,095,061	$50,243
Goldman Sachs & Co.	$975,993	$(11,128)
J.P. Morgan Securities LLC	$4,437,551	$12,147
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$1,979,118	$21,226

(h)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

(i)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(j)	Certain agreements have no stated maturity and can be terminated by either party at any time.

•

Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Net Activity	Shares/Beneficial Interest Held at June 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	753,256	(753,256)	—	$720
BlackRock Liquidity Series LLC, Money Market Series	$1,724,450	$(1,724,450)	—	$756

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of June 30, 2014 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
BNP Paribas Securities Corp.	0.13%	5/14/13	Open	$1,048,075	$1,049,277
Credit Suisse Securities (USA) LLC	0.16%	3/03/14	Open	4,820,000	4,821,275
BNP Paribas Securities Corp.	0.12%	5/02/14	Open	4,724,088	4,724,088
BNP Paribas Securities Corp.	0.12%	6/30/14	7/01/14	1,206,506	1,206,510
Credit Suisse Securities (USA) LLC	0.02%	6/30/14	7/01/14	9,138,309	9,138,314
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.16%	6/30/14	7/01/14	6,988,000	6,988,031
Total				$27,924,978	$27,927,495

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

See Notes to Financial Statements.

32	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

•	Financial futures contracts outstanding as of June 30, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
66	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	September 2014	USD	9,054,375	$78,220
78	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	September 2014	USD	17,128,313	(7,777)
(7)	Euro-Buxl	Eurex	September 2014	USD	1,290,730	(33,089)
(2)	Japanese Government Bonds (10 Year)	Tokyo	September 2014	USD	2,875,475	(9,799)
(8)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	September 2014	USD	955,688	(259)
(41)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September 2014	USD	5,132,047	(7,513)
(43)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	September 2014	USD	6,447,313	(30,134)
(88)	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	21,886,700	6,509
(44)	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	10,921,900	(5,007)
(46)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	11,392,475	(6,396)
(4)	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	988,250	(667)
Total						$(15,912)

•	Forward foreign currency exchange contracts outstanding as of June 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	6,761,039	EUR	4,979,000	Toronto-Dominion Bank	7/23/14	$(57,309)
USD	748,169	ZAR	7,908,000	UBS AG	7/23/14	7,699
ZAR	8,174,000	USD	773,362	JPMorgan Chase Bank N.A.	7/23/14	(7,984)
TRY	1,214,887	USD	533,313	Goldman Sachs International	5/07/15	4,929
USD	41,569	TRY	95,263	Bank of America N.A.	5/07/15	(3,396)
USD	43,297	TRY	98,103	Bank of America N.A.	5/07/15	(167)
USD	32,698	TRY	74,116	Bank of America N.A.	5/07/15	(139)
USD	149,129	TRY	336,241	BNP Paribas S.A.	5/07/15	161
USD	74,067	TRY	170,021	Deutsche Bank AG	5/07/15	(6,185)
USD	103,522	TRY	233,163	Deutsche Bank AG	5/07/15	222
USD	85,964	TRY	193,856	Goldman Sachs International	5/07/15	78
Total						$(62,091)

•	Exchange-traded options purchased as of June 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 1-Year Mid-Curve	Put	USD	99.25	7/11/14	4	$200
U.S. Treasury Notes (10 Year)	Put	USD	123.50	7/25/14	69	6,469
U.S. Treasury Notes (10 Year)	Put	USD	121.50	7/25/14	69	1,078
U.S. Treasury Notes (10 Year)	Put	USD	124.00	7/25/14	58	9,969
U.S. Treasury Notes (10 Year)	Put	USD	122.00	7/25/14	58	906
Euro Dollar 1-Year Mid-Curve	Put	USD	98.75	12/12/14	359	58,337
Euro Dollar 1-Year Mid-Curve	Put	USD	98.63	12/12/14	160	18,000
Euro Dollar 1-Year Mid-Curve	Put	USD	98.88	12/12/14	129	30,637
Total						$125,596

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	33

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

•	OTC interest rate swaptions purchased as of June 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
2-Year Interest Rate Swap	Credit Suisse International	Call	11.80%	Receive	1-day Overnight Brazil Interbank Deposit Rate	1/02/15	BRL	1,096	$3,666
2-Year Interest Rate Swap	Credit Suisse International	Call	11.80%	Receive	1-day Overnight Brazil Interbank Deposit Rate	1/02/15	BRL	881	2,947
2-Year Interest Rate Swap	Deutsche Bank AG	Call	12.00%	Receive	1-day Overnight Brazil Interbank Deposit Rate	1/02/15	BRL	1,635	6,893
5-Year Interest Rate Swap	Barclays Bank PLC	Put	2.04%	Pay	3-month LIBOR	7/03/14	USD	3,605	—
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.98%	Pay	3-month LIBOR	9/03/14	USD	300	522
1.5-Year Interest Rate Swap	Deutsche Bank AG	Put	0.75%	Pay	3-month LIBOR	12/15/14	USD	3,435	3,698
1.5-Year Interest Rate Swap	Barclays Bank PLC	Put	0.75%	Pay	3-month LIBOR	12/16/14	USD	2,061	2,287
Total									$20,013

•	Exchange-traded options written as of June 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
U.S. Treasury Notes (10 Year)	Put	USD	123.00	7/25/14	116	$(5,439)
U.S. Treasury Notes (10 Year)	Put	USD	122.50	7/25/14	140	(4,375)
Euro Dollar 3-Year Mid-Curve	Put	USD	96.38	12/12/14	80	(5,500)
Total						$(15,314)

•	OTC interest rate swaptions written as of June 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
1-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	11.80%	Pay	1-day BZDIOVER	7/01/14	BRL	2,032	$(7,284)
2-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	10.80%	Pay	1-day BZDIOVER	1/02/15	BRL	740	(604)
2-Year Interest Rate Swap	Credit Suisse International	Call	11.00%	Pay	1-day BZDIOVER	1/02/15	BRL	1,496	(1,683)
2-Year Interest Rate Swap	Deutsche Bank AG	Call	11.50%	Pay	1-day BZDIOVER	1/02/15	BRL	1,635	(3,725)
1-Year Interest Rate Swap	Citibank N.A.	Call	6.50%	Pay	3-month JIBAR	5/19/15	ZAR	20,210	(3,358)
1.5-Year Interest Rate Swap	Goldman Sachs International	Put	1.10%	Receive	3-month LIBOR	12/15/14	USD	1,723	(528)
1.5-Year Interest Rate Swap	Barclays Bank PLC	Put	1.10%	Receive	3-month LIBOR	12/16/14	USD	1,034	(329)
1-Year Interest Rate Swap	Credit Suisse International	Put	14.00%	Receive	1-day BZDIOVER	1/02/15	BRL	2,860	(19)
2-Year Interest Rate Swap	Bank of America N.A.	Put	12.50%	Receive	1-day BZDIOVER	1/02/15	BRL	1,003	(980)
2-Year Interest Rate Swap	Deutsche Bank AG	Put	12.50%	Receive	1-day BZDIOVER	1/02/15	BRL	660	(645)
Total									$(19,155)

See Notes to Financial Statements.

34	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

•	Centrally cleared credit default swaps – buy protection outstanding as of June 30, 2014 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.HY Series 22 Version 2	5.00%	Chicago Mercantile	6/20/19	USD	2,005	$(39,702)

•	Centrally cleared interest rate swaps outstanding as of June 30, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	Chicago Mercantile	11/26/16	USD	695	$1,295
0.82%[1]	6-month JPY LIBOR	Chicago Mercantile	11/25/23	JPY	93,865	(14,633)
0.79%[1]	6-month JPY LIBOR	Chicago Mercantile	11/28/23	JPY	102,400	(13,382)
Total						$(26,720)

[1]	Fund pays the fixed rate and receives the floating rate.

•	OTC credit default swaps – buy protection outstanding as of June 30, 2014 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Depreciation
Radian Group, Inc.	5.00%	Citibank N.A.	6/20/15	USD	720	$(31,324)	$8,121	$(39,445)
United Mexican States	1.00%	BNP Paribas S.A.	9/20/19	USD	245	(4,279)	(3,899)	(380)
United Mexican States	1.00%	Deutsche Bank AG	9/20/19	USD	179	(3,126)	(2,592)	(534)
Total						$(38,729)	$1,630	$(40,359)

•	OTC credit default swaps – sold protection outstanding as of June 30, 2014 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Received	Unrealized Appreciation
Transocean, Inc.	1.00%	Barclays Bank PLC	3/20/19	BBB-	USD	282	$(3,367)	$(5,235)	$1,868
Transocean, Inc.	1.00%	JPMorgan Chase Bank N.A.	3/20/19	BBB-	USD	240	(2,870)	(5,734)	2,864
Barrick Gold Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/19	BBB	USD	155	(1,810)	(4,249)	2,439
Teck Resources Ltd.	1.00%	Barclays Bank PLC	6/20/19	BBB	USD	75	(975)	(2,715)	1,740
Transocean, Inc.	1.00%	Goldman Sachs International	6/20/19	BBB-	USD	145	(2,504)	(4,523)	2,019
Transocean, Inc.	1.00%	Goldman Sachs International	6/20/19	BBB-	USD	25	(432)	(779)	347
Barrick Gold Corp.	1.00%	Goldman Sachs International	6/20/21	BBB	USD	206	(10,861)	(16,958)	6,097
CMBX.NA Series 7 AAA	0.50%	Goldman Sachs International	1/17/47	BBB-	USD	130	(3,058)	(4,903)	1,845
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB-	USD	670	(23,855)	(64,535)	40,680
CMBX.NA Series 3 AM	0.50%	Royal Bank of Scotland PLC	12/13/49	BBB-	USD	1,320	(46,998)	(128,751)	81,753
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BBB-	USD	120	(5,346)	(17,438)	12,092
Total							$(102,076)	$(255,820)	$153,744

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	35

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

•	OTC interest rate swaps outstanding as of June 30, 2014 were as follows:

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
10.84%[1]	1-day BZDIOVER	Deutsche Bank AG	N/A	7/01/14	BRL	21,424	$(820)	$21	$(841)
0.56%[1]	3-month LIBOR	Deutsche Bank AG	N/A	7/02/14	USD	16,000	(34,669)	—	(34,669)
12.05%[2]	1-day BZDIOVER	Credit Suisse International	N/A	1/04/16	BRL	1,985	15,385	(53)	15,438
11.87%[2]	1-day BZDIOVER	Deutsche Bank AG	N/A	1/04/16	BRL	1,800	10,342	(95)	10,437
11.77%[2]	1-day BZDIOVER	Deutsche Bank AG	N/A	1/04/16	BRL	1,781	12,935	(637)	13,572
11.83%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/16	BRL	1,760	10,071	(76)	10,147
11.76%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/16	BRL	1,692	8,061	(34)	8,095
11.22%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/16	BRL	1,370	582	(14)	596
11.91%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/16	BRL	770	5,002	(18)	5,020
7.08%[2]	3-month JIBAR	JPMorgan Chase Bank N.A.	5/14/15[3]	5/14/16	ZAR	10,105	(1,109)	—	(1,109)
7.09%[2]	3-month JIBAR	Deutsche Bank AG	5/15/15[3]	5/15/16	ZAR	10,110	(1,026)	—	(1,026)
7.05%[2]	3-month JIBAR	HSBC Bank PLC	5/23/15[3]	5/23/16	ZAR	9,450	(1,385)	—	(1,385)
11.59%[2]	1-day BZDIOVER	Bank of America N.A.	N/A	1/02/17	BRL	626	545	(24)	569
11.34%[2]	1-day BZDIOVER	Barclays Bank PLC	N/A	1/02/17	BRL	564	(1,169)	(7)	(1,162)
11.50%[2]	1-day BZDIOVER	Credit Suisse International	N/A	1/02/17	BRL	402	(6)	(7)	1
11.51%[2]	1-day BZDIOVER	Deutsche Bank AG	N/A	1/02/17	BRL	1,115	(238)	(19)	(219)
11.49%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/02/17	BRL	520	(174)	(9)	(165)
4.04%[1]	7-day China Fixing Repo Rates	Barclays Bank PLC	N/A	6/27/19	CNY	1,691	633	9	624
4.05%[1]	7-day China Fixing Repo Rates	Barclays Bank PLC	N/A	6/27/19	CNY	1,134	367	—	367
4.04%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	N/A	6/30/19	CNY	1,076	440	1	439
4.03%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	N/A	6/30/19	CNY	822	411	—	411
4.05%[1]	7-day China Fixing Repo Rates	Morgan Stanley Capital Services LLC	N/A	6/30/19	CNY	1,114	367	1	366
2.57%[2]	3-month LIBOR	Deutsche Bank AG	N/A	10/27/20	USD	300	11,125	—	11,125
3.27%[1]	3-month LIBOR	Deutsche Bank AG	N/A	5/16/21	USD	550	(42,293)	—	(42,293)
2.16%[1]	3-month LIBOR	Bank of America N.A.	N/A	5/28/23	USD	200	4,865	—	4,865
2.31%[1]	3-month LIBOR	Deutsche Bank AG	N/A	5/31/23	USD	200	2,741	—	2,741
Total							$983	$(961)	$1,944

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

[3]	Forward swap.

See Notes to Financial Statements.

36	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$28,390,958	$3,420,760	$31,811,718
Common Stocks	$325,867,556	—	—	325,867,556
Corporate Bonds	—	60,167,274	—	60,167,274
Foreign Agency Obligations	—	1,160,778	—	1,160,778
Foreign Government Obligations	—	10,234,940	—	10,234,940
Non-Agency Mortgage-Backed Securities	—	18,629,699	1,034,231	19,663,930
Other Interests	—	—	—	—
Preferred Securities	677,212	1,181,717	—	1,858,929
Taxable Municipal Bonds	—	1,698,694	—	1,698,694
U.S. Government Sponsored Agency Securities	—	83,509,753	—	83,509,753
U.S. Treasury Obligations	—	55,509,647	—	55,509,647
Short-Term Securities:
Borrowed Bond Agreements	—	2,331,330	—	2,331,330
Options Purchased:
Interest Rate Contracts	125,596	20,013	—	145,609
Liabilities:
Investments:
Borrowed Bonds	—	(2,374,653)	—	(2,374,653)
TBA Sale Commitments	—	(18,760,039)	—	(18,760,039)
Total	$326,670,364	$241,700,111	$4,454,991	$572,825,466

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	37

Schedule of Investments (concluded)	BlackRock Balanced Capital Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$153,744	—	$153,744
Foreign currency exchange contracts	—	13,089	—	13,089
Interest rate contracts	$84,729	86,108	—	170,837
Liabilities:
Credit contracts	—	(80,061)	—	(80,061)
Foreign currency exchange contracts	—	(75,180)	—	(75,180)
Interest rate contracts	(115,955)	(130,039)	—	(245,994)
Total	$(31,226)	$(32,339)	—	$(63,565)

[1]     Derivative financial instruments are swaps, forward foreign currency exchange contracts and financial futures contracts. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$6,430,033	—	—	$6,430,033
Foreign currency at value	83,855	—	—	83,855
Cash pledged for centrally cleared swaps	114,000	—	—	114,000
Liabilities:
Reverse repurchase agreements	—	$(27,927,495)	—	(27,927,495)
Total	$6,627,888	$(27,927,495)	—	$(21,299,607)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2014.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of December 31, 2013	$7,452,880	$307,675	$1,082,918	$8,843,473
Transfers out of Level 3	(3,665,762)	—	(377,125)	(4,042,887)
Accrued discounts/premiums	325	34	229	588
Net realized gain (loss)	32,729	6,075	1,048	39,852
Net change in unrealized appreciation/depreciation[2,3]	(21,159)	(3,784)	2,999	(21,944)
Purchases	2,627,053	—	477,226	3,104,279
Sales	(3,005,306)	(310,000)	(153,064)	(3,468,370)
Closing Balance, as of June 30, 2014	$3,420,760	—	$1,034,231	$4,454,991

Net change in unrealized appreciation/depreciation on investments still held at June 30, 2014[3]	$(2,902)	—	$2,999	$97

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[3]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at June 30, 2014 is generally due to investments no longer held or categorized as level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

38	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock Capital Appreciation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.2%
Precision Castparts Corp.	13,345	$3,368,278
Airlines — 1.4%
American Airlines Group, Inc.	49,158	2,111,828
Auto Components — 1.3%
Delphi Automotive PLC	27,953	1,921,489
Biotechnology — 7.6%
Biogen Idec, Inc.	8,241	2,598,470
Gilead Sciences, Inc.	39,155	3,246,341
Regeneron Pharmaceuticals, Inc.	13,258	3,744,987
United Therapeutics Corp.	23,506	2,080,046

		11,669,844
Chemicals — 1.5%
Monsanto Co.	18,619	2,322,534
Consumer Finance — 1.1%
Discover Financial Services	26,558	1,646,065
Diversified Financial Services — 2.2%
Berkshire Hathaway, Inc., Class B	9,238	1,169,161
Moody’s Corp.	24,381	2,137,238

		3,306,399
Electrical Equipment — 4.0%
Eaton Corp. PLC	38,392	2,963,095
Emerson Electric Co.	35,708	2,369,583
SolarCity Corp.	12,062	851,577

		6,184,255
Energy Equipment & Services — 2.9%
FMC Technologies, Inc.	19,486	1,190,010
Schlumberger Ltd.	28,017	3,304,605

		4,494,615
Food Products — 0.8%
Mondelez International, Inc., Class A	33,325	1,253,353
Health Care Equipment & Supplies — 2.4%
Abbott Laboratories	66,357	2,714,001
Intuitive Surgical, Inc.	2,470	1,017,146

		3,731,147
Hotels, Restaurants & Leisure — 5.6%
McDonald’s Corp.	26,122	2,631,530
Starbucks Corp.	35,115	2,717,199
Wynn Resorts Ltd.	15,382	3,192,688

		8,541,417
Industrial Conglomerates — 0.9%
Roper Industries, Inc.	9,372	1,368,406
Internet & Catalog Retail — 7.1%
Alibaba Group Holding Ltd.	24,669	1,677,492
NetFlix, Inc.	6,370	2,806,622
The Priceline Group, Inc.	2,422	2,913,666
TripAdvisor, Inc.	32,668	3,549,705

		10,947,485
Internet Software & Services — 15.0%
Baidu, Inc. — ADR	14,820	2,768,524
Facebook, Inc., Class A	71,996	4,844,611
Google, Inc., Class A	14,944	8,737,308
LinkedIn Corp., Class A	21,084	3,615,273
Yahoo!, Inc.	86,320	3,032,422

		22,998,138

Common Stocks	Shares	Value
IT Services — 6.0%
Alliance Data Systems Corp.	8,642	$2,430,563
MasterCard Inc., Class A	15,206	1,117,185
Visa, Inc., Class A	27,067	5,703,288

		9,251,036
Media — 9.0%
Comcast Corp., Class A	51,512	2,765,164
Liberty Global PLC, Series A	68,668	3,036,499
Twenty-First Century Fox, Inc., Class A	139,377	4,899,101
The Walt Disney Co.	35,961	3,083,296

		13,784,060
Oil, Gas & Consumable Fuels — 2.9%
Concho Resources Inc.	11,326	1,636,607
Gulfport Energy Corp. (a)	12,105	760,194
Laredo Petroleum, Inc.	68,089	2,109,397

		4,506,198
Personal Products — 0.6%
The Estee Lauder Cos., Inc., Class A	12,510	928,993
Pharmaceuticals — 7.6%
AbbVie, Inc.	110,815	6,254,399
Allergan, Inc.	10,538	1,783,240
Valeant Pharmaceuticals International, Inc.	29,300	3,695,316

		11,732,955
Professional Services — 0.5%
Verisk Analytics, Inc., Class A	12,550	753,251
Real Estate Investment Trusts (REITs) — 1.0%
Crown Castle International Corp.	20,718	1,538,519
Road & Rail — 2.7%
Union Pacific Corp.	42,052	4,194,687
Software — 4.6%
Autodesk, Inc.	26,054	1,468,924
Intuit, Inc.	18,363	1,478,772
salesforce.com, Inc.	33,983	1,973,733
VMware, Inc., Class A (b)	22,097	2,139,211

		7,060,640
Specialty Retail — 0.9%
The Home Depot, Inc.	17,647	1,428,701
Technology Hardware, Storage & Peripherals — 4.0%
Apple Inc.	66,273	6,158,750
Textiles, Apparel & Luxury Goods — 1.1%
NIKE, Inc., Class B	21,616	1,676,321
Wireless Telecommunication Services — 1.2%
SoftBank Corp.	23,800	1,773,647
Total Common Stocks — 98.1%		150,653,011

Preferred Stocks
Software — 0.7%
Palantir Technologies, Inc., Series I (Acquired 2/11/14, cost $1,152,906) (a)(c)	188,076	1,152,906
Total Preferred Stocks — 0.7%		1,152,906
Total Long-Term Investments (Cost — $131,603,260) — 98.8%		151,805,917

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	39

Schedule of Investments (continued)	BlackRock Capital Appreciation Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (d)(e)	431,454	$431,454

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.18% (d)(e)(f)	$1,706	1,705,671
Total Short-Term Securities (Cost — $2,137,125) — 1.4%		2,137,125
Total Investments (Cost — $133,740,385) — 100.2%		153,943,042
Liabilities in Excess of Other Assets — (0.2)%		(300,798)

Net Assets — 100.0%		$153,642,244

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted securities as to resale. As of June 30, 2014, the Fund held restricted securities with a current value of $1,152,906 and an original cost of $1,152,906, which was 0.8% of its net assets.

(d)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Net Activity	Shares/Beneficial Interest Held at June 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	86,122	345,332	431,454	$245
BlackRock Liquidity Series, LLC, Money Market Series	$2,994,825	$(1,289,154)	$1,705,671	$6,311

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

40	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (concluded)	BlackRock Capital Appreciation Portfolio

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$147,201,872	$1,773,647	$2,830,398	$151,805,917
Short-Term Securities	431,454	1,705,671	—	2,137,125
Total	$147,633,326	$3,479,318	$2,830,398	$153,943,042

[1] See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$79	—	—	$79
Foreign currency at value	209	—	—	209
Liabilities:
Collateral on securities loaned at value	—	$(1,705,671)	—	(1,705,671)
Total	$288	$(1,705,671)	—	$(1,705,383)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2014.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2013	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[2]	—		—
Purchases	$1,677,492	$1,152,906	$2,830,398
Sales	—	—	—
Closing Balance, as of June 30, 2014	$1,677,492	$1,152,906	$2,830,398

Net change in unrealized appreciation/depreciation on investments still held at June 30, 2014[2]	—	—	—

[2]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at June 30, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	41

Consolidated Schedule of Investments June 30, 2014 (Unaudited)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.1%
Mesoblast Ltd. (a)(b)	23,477	$98,811
National Australia Bank Ltd.	8,802	272,059

		370,870
Austria — 0.0%
Andritz AG	197	11,383
Belgium — 0.1%
Anheuser-Busch InBev NV	966	110,994
RHJ International (a)	24,918	121,366
RHJ International — ADR (a)	5,827	28,378

		260,738
Brazil — 0.9%
BR Malls Participacoes SA	33,259	282,991
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	5,132	239,238
Cielo SA	1,737	35,809
Cosan Ltd., Class A (b)	20,990	284,624
Cyrela Brazil Realty SA	19,821	124,515
Hypermarcas SA (a)	29,182	252,528
Itau Unibanco Holding SA, Class S Preference Shares	28,360	408,297
MRV Engenharia e Participacoes SA	33,942	113,678
Oi SA — ADR	88,219	75,701
Petroleo Brasileiro SA — ADR	23,589	345,107
Qualicorp SA (a)	15,400	182,054
SLC Agricola SA	10,274	88,767

		2,433,309
Canada — 1.9%
Agrium, Inc.	2,866	262,612
Athabasca Oil Corp. (a)(b)	40,862	293,335
Bank of Nova Scotia	3,642	242,811
Cameco Corp.	21,601	423,596
Canadian National Railway Co.	9,843	639,992
Canadian Natural Resources Ltd.	11,550	530,261
Eldorado Gold Corp.	39,484	301,944
First Quantum Minerals Ltd.	43,070	921,098
Goldcorp, Inc.	30,123	840,733
Platinum Group Metals Ltd. (a)	129,268	153,854
Silver Wheaton Corp.	9,691	254,583
Suncor Energy, Inc.	1,044	44,506
Teck Resources Ltd., Class B	9,376	214,054

		5,123,379
Chile — 0.1%
Banco Santander Chile — ADR	7,036	186,102
China — 1.0%
Beijing Enterprises Holdings Ltd.	61,819	585,172
CNOOC Ltd.	441,000	792,771
Dongfeng Motor Group Co. Ltd., Class H	37,800	67,705
Haitian International Holdings Ltd.	59,898	139,884
Jiangxi Copper Co. Ltd., Class H	3,000	4,750
Kunlun Energy Co. Ltd.	131,132	216,179
Mindray Medical International Ltd. (b)	6,626	208,719
SINA Corp. (a)	10,190	507,156
Sinopharm Group Co. Ltd., Class H	72,795	201,521
Zhongsheng Group Holdings Ltd.	96,925	126,326

		2,850,183
Denmark — 0.1%
TDC A/S	16,511	170,796

Common Stocks	Shares	Value
France — 4.2%
Arkema SA	4,496	$436,860
AtoS	9,132	760,612
AXA SA	16,222	387,598
BNP Paribas SA	18,032	1,225,433
Compagnie de Saint-Gobain	10,012	564,899
Danone	2,176	161,804
European Aeronautic Defence & Space Co. NV	14,080	944,036
GDF Suez	11,187	308,219
L’Oreal SA	889	153,067
LVMH Moet Hennessy Louis Vuitton SA	1,896	365,869
Remy Cointreau SA	1,847	169,930
Safran SA	24,872	1,628,240
Sanofi	10,937	1,162,489
Sanofi — ADR	3,342	177,694
Schneider Electric SA (a)	728	68,533
Schneider Electric SE	7,462	703,618
Société Générale SA	7,188	376,958
Technip SA	5,646	616,890
Total SA	3,939	284,985
Total SA — ADR	6,963	502,729
UbiSOFT Entertainment (a)	13,772	253,523
Worldline SA (a)	15,881	360,981

		11,614,967
Germany — 2.0%
Allianz SE, Registered Shares	2,653	442,822
Bayerische Motoren Werke AG	2,561	324,299
Deutsche Bank AG, Registered Shares	8,554	300,630
Deutsche Boerse AG	3,447	267,262
Deutsche Telekom AG, Registered Shares	18,640	326,927
Fresenius SE & Co. KGaA	2,646	394,613
HeidelbergCement AG	1,829	155,845
Linde AG	1,748	371,443
RTL Group SA	1,349	149,733
RWE AG	2,847	122,103
Siemens AG, Registered Shares	13,476	1,779,292
Volkswagen AG	107	27,596
Volkswagen AG, Preference Shares	3,251	851,491

		5,514,056
Hong Kong — 0.7%
AIA Group Ltd.	28,200	141,694
Chaoda Modern Agriculture Holdings Ltd. (a)(b)	715,816	68,003
FU JI Food and Catering Services Holdings Ltd. (a)	22,722	3,696
The Link REIT	54,844	295,268
Sino Biopharmaceutical Ltd.	168,000	136,232
Sun Hung Kai Properties Ltd.	55,000	754,710
Wharf Holdings Ltd.	67,000	482,455

		1,882,058
India — 0.1%
Cummins India Ltd.	27,430	295,416
Maruti Suzuki India Ltd.	2,719	110,373

		405,789
Indonesia — 0.1%
Siloam International Hospitals Tbk PT (a)	138,310	168,585
Ireland — 0.4%
Shire PLC	8,484	665,508
XL Group PLC	11,311	370,209

		1,035,717

See Notes to Financial Statements.

42	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Israel — 0.0%
Check Point Software Technologies Ltd. (a)(b)	771	$51,680
Italy — 0.5%
EI Towers SpA (a)	5,472	295,966
Enel SpA	26,318	153,082
Intesa Sanpaolo SpA	134,297	414,350
Snam SpA	11,699	70,462
Telecom Italia SpA (a)	105,081	133,001
Telecom Italia SpA	24,611	24,345
Terna Rete Elettrica Nazionale SpA	5,111	26,929
UniCredit SpA	21,832	182,545

		1,300,680
Japan — 9.8%
Aisin Seiki Co. Ltd.	6,520	259,535
Ajinomoto Co., Inc.	9,000	141,060
Alpine Electronics, Inc.	1,100	15,513
Asahi Kasei Corp.	31,900	244,211
Astellas Pharma, Inc.	12,850	168,985
Autobacs Seven Co. Ltd.	800	13,425
The Bank of Yokohama Ltd.	8,000	46,072
Benesse Holdings, Inc.	1,400	60,725
Bridgestone Corp.	17,100	598,901
Canon Marketing Japan, Inc.	800	15,017
The Chiba Bank Ltd.	7,000	49,440
Chubu Electric Power Co., Inc. (a)	8,000	99,356
Daihatsu Motor Co. Ltd.	2,500	44,491
Daikin Industries Ltd.	4,800	302,941
Daikyo, Inc.	13,000	30,568
Daito Trust Construction Co. Ltd.	2,000	235,178
Dena Co. Ltd.	11,000	148,839
Denso Corp.	14,230	679,776
East Japan Railway Co.	9,427	742,773
FANUC Corp.	1,000	172,688
Fuji Heavy Industries Ltd.	55,660	1,543,383
Futaba Industrial Co. Ltd.	8,870	40,571
Gree, Inc.	10,200	89,443
GungHo Online Entertainment, Inc.	14,400	93,048
Hitachi Chemical Co. Ltd.	11,200	185,431
Hitachi High-Technologies Corp.	1,200	28,573
Hitachi Ltd.	82,200	602,449
Honda Motor Co. Ltd.	16,240	566,691
Hoya Corp.	11,801	392,358
IHI Corp.	32,000	149,165
Inpex Corp.	48,599	739,298
Isuzu Motors Ltd.	28,000	185,415
Japan Airlines Co. Ltd.	9,700	536,308
JGC Corp.	17,580	534,775
JSR Corp.	17,900	307,308
Kamigumi Co. Ltd.	2,000	18,410
KDDI Corp.	9,200	561,325
Keyence Corp.	200	87,458
Kinden Corp.	2,000	19,462
Kirin Holdings Co. Ltd.	11,500	166,047
Koito Manufacturing Co. Ltd.	1,800	46,126
Kubota Corp.	10,880	154,390
Kuraray Co. Ltd.	18,420	233,625
Kyocera Corp.	5,200	246,916
Kyowa Hakko Kirin Co. Ltd.	3,000	40,645
Mabuchi Motor Co. Ltd.	400	30,331
Maeda Road Construction Co. Ltd.	1,000	17,327
Mitsubishi Corp.	26,990	561,781
Mitsubishi Electric Corp.	33,000	407,640
Mitsubishi Heavy Industries Ltd.	28,000	174,885
Mitsubishi UFJ Financial Group, Inc.	47,700	292,817
Mitsui & Co. Ltd.	90,520	1,451,184

Common Stocks	Shares	Value
Japan (concluded)
MS&AD Insurance Group Holdings	17,115	$413,650
Murata Manufacturing Co. Ltd.	2,340	219,447
Nabtesco Corp.	2,000	44,262
Namco Bandai Holdings, Inc.	2,000	46,891
NEC Corp.	75,000	239,363
Nexon Co. Ltd.	6,000	57,345
Nikon Corp.	2,800	44,111
Nintendo Co. Ltd.	2,600	312,227
Nippon Express Co. Ltd.	9,000	43,652
Nippon Telegraph & Telephone Corp.	4,010	249,935
Nitori Holdings Co. Ltd.	3,900	213,376
Nitto Denko Corp.	7,600	355,995
NKSJ Holdings, Inc.	11,200	301,785
Okumura Corp.	30,270	153,689
Omron Corp.	1,500	63,254
Otsuka Holdings Co. Ltd.	8,800	272,889
Rinnai Corp.	2,750	265,485
Rohm Co. Ltd.	6,460	370,513
Ryohin Keikaku Co. Ltd.	2,000	227,095
Sanrio Co. Ltd.	1,600	46,492
Sawai Pharmaceutical Co. Ltd.	700	41,262
Sega Sammy Holdings, Inc.	8,000	157,541
Seino Holdings Co. Ltd.	2,000	22,715
Shimamura Co. Ltd.	300	29,530
Shin-Etsu Chemical Co. Ltd.	10,520	639,703
Ship Healthcare Holdings, Inc.	3,600	126,338
The Shizuoka Bank Ltd.	5,000	54,086
SMC Corp.	400	107,185
Sohgo Security Services Co. Ltd.	1,100	26,398
Sony Corp.	11,900	198,855
Sony Financial Holdings, Inc.	15,300	261,203
Stanley Electric Co. Ltd.	1,100	28,699
Sumitomo Corp.	26,200	353,521
Sumitomo Electric Industries Ltd.	14,400	202,716
Sumitomo Mitsui Financial Group, Inc.	16,700	700,681
Sumitomo Mitsui Trust Holdings, Inc.	33,000	150,826
Suntory Beverage & Food Ltd.	5,100	199,905
Suzuki Motor Corp.	32,361	1,015,216
Toda Corp.	39,000	151,658
Tokio Marine Holdings, Inc.	42,802	1,408,774
Tokyo Gas Co. Ltd.	91,581	534,953
Toyota Industries Corp.	13,814	713,774
Toyota Motor Corp.	8,100	484,968
Trend Micro, Inc.	1,300	42,837
TV Asahi Holdings Corp.	800	14,635
Ube Industries Ltd.	70,600	122,805
Unicharm Corp.	2,900	172,902
Yamada Denki Co. Ltd.	105,400	375,724
Yamaha Corp.	2,700	42,689
Yamaha Motor Co. Ltd.	3,800	65,438

		26,963,072
Kazakhstan — 0.1%
KazMunaiGas Exploration Production JSC — GDR	14,278	220,437
Malaysia — 0.3%
Axiata Group Bhd	142,851	310,081
IHH Healthcare Bhd	264,700	361,260
Telekom Malaysia Bhd	66,714	131,932

		803,273
Mexico — 0.4%
America Movil SAB de CV, Series L — ADR	6,186	128,360
Fibra Uno Administracion SA de CV	136,641	479,115
Fomento Economico Mexicano SAB de CV — ADR	1,242	116,313

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	43

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Mexico (concluded)
Grupo Televisa S.A.B.	22,919	$157,227
TF Administradora Industrial S de RL de CV (a)	77,647	173,387

		1,054,402
Netherlands — 1.3%
Akzo Nobel NV	5,554	416,435
Constellium NV, Class A (a)	9,071	290,816
ING Groep NV — CVA (a)	30,191	423,655
Koninklijke DSM NV	5,075	369,320
Koninklijke KPN NV (a)	20,400	74,380
Royal Dutch Shell PLC — ADR	11,911	981,109
Unilever NV — CVA	25,125	1,099,799

		3,655,514
Norway — 0.1%
Statoil ASA	12,177	374,307
Portugal — 0.0%
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	20,446	134,339
Russia — 0.0%
Novorossiysk Commercial Sea Port PJSC — GDR (a)	7,280	36,327
Polyus Gold International Ltd. (a)	15,864	50,770

		87,097
Singapore — 0.6%
CapitaLand Ltd.	235,700	605,289
Global Logistic Properties Ltd.	65,000	140,871
Keppel Corp. Ltd.	53,000	458,793
Raffles Medical Group Ltd.	37,300	121,773
Singapore Telecommunications Ltd.	120,300	371,811

		1,698,537
South Africa — 0.0%
Life Healthcare Group Holdings Ltd.	38,111	148,694
South Korea — 0.7%
Cheil Industries, Inc.	1,290	89,502
Hyundai Motor Co.	1,460	331,012
Hyundai Wia Corp.	745	144,354
LG Household & Health Care Ltd.	187	84,179
Orion Corp.	144	131,932
Samsung Electronics Co. Ltd.	817	1,066,961
Samsung Electronics Co. Ltd., Preference Shares	42	44,012
Samsung Heavy Industries Co. Ltd.	4,823	129,025

		2,020,977
Spain — 0.2%
Banco Bilbao Vizcaya Argentaria SA	29,854	380,502
Gas Natural SDG SA (a)	1,900	60,027

		440,529
Sweden — 0.4%
Getinge AB	5,925	155,149
Lundin Petroleum AB (a)	27,907	564,080
Svenska Handelsbanken AB, Class A	8,353	408,458

		1,127,687
Switzerland — 2.3%
Nestle SA, Registered Shares	20,977	1,625,444
Novartis AG — ADR	221	20,007
Novartis AG, Registered Shares	9,891	895,713
Roche Holding AG	6,463	1,925,695
Swisscom AG, Registered Shares (a)	176	102,234
Syngenta AG, Registered Shares (a)	2,746	1,014,508
TE Connectivity Ltd.	997	61,654

Common Stocks	Shares	Value
Switzerland (concluded)
UBS AG, Registered Shares (a)	38,533	$706,484

		6,351,739
Taiwan — 0.2%
Cheng Shin Rubber Industry Co. Ltd.	49,341	126,253
Far EasTone Telecommunications Co. Ltd.	49,635	113,066
Taiwan Mobile Co. Ltd.	39,000	120,687
Yulon Motor Co. Ltd.	61,059	99,390

		459,396
Thailand — 0.2%
Bangkok Dusit Medical Services PCL	603,100	310,330
Bumrungrad Hospital PCL	32,400	116,802

		427,132
United Arab Emirates — 0.1%
Al Noor Hospitals Group PLC	12,862	224,962
NMC Health PLC (a)	21,801	186,550

		411,512
United Kingdom — 3.3%
Antofagasta PLC	52,398	684,522
AstraZeneca PLC	6,673	496,453
AstraZeneca PLC — ADR	1,914	142,229
Barratt Developments PLC	23,938	152,949
BG Group PLC	19,286	406,959
BHP Billiton PLC	23,735	771,597
BT Group PLC	63,141	414,901
CNH Industrial NV (a)	76,161	782,155
CNH Industrial NV — NYSE (a)	3,789	38,724
Delphi Automotive PLC	2,357	162,020
Delta Topco Ltd. (a)	369,427	216,078
Diageo PLC	2,420	77,074
Diageo PLC — ADR	3,030	385,628
Guinness Peat Group PLC (a)	46,689	27,583
Legal & General Group PLC	37,189	143,270
Lloyds Banking Group PLC (a)	370,358	470,750
Manchester United PLC, Class A (a)(b)	7,794	136,005
National Grid PLC	25,946	373,538
Ophir Energy Plc (a)	88,245	332,701
Prudential Plc	17,760	406,905
Rio Tinto PLC	24,116	1,302,119
Royal Mail PLC (a)	15,736	134,289
SABMiller PLC	5,011	290,411
Tesco PLC	29,383	142,806
Unilever PLC	6,373	288,883
Vodafone Group PLC	50,733	169,563
Vodafone Group PLC — ADR	5,474	182,777

		9,132,889
United States — 31.8%
3M Co.	3,780	541,447
AbbVie, Inc.	20,908	1,180,048
Accenture PLC, Class A	558	45,109
ACE Ltd.	3,051	316,389
Activision Blizzard, Inc.	6,449	143,813
Adobe Systems, Inc. (a)	856	61,940
AES Corp.	20,303	315,712
Aetna, Inc.	5,622	455,832
Agilent Technologies, Inc.	8,879	510,010
Alexion Pharmaceuticals, Inc. (a)	2,002	312,813
Allergan, Inc.	2,899	490,569
Alliance Data Systems Corp. (a)	328	92,250
The Allstate Corp.	3,446	202,349
Amdocs Ltd.	1,157	53,604
American Capital Agency Corp.	3,637	85,142

See Notes to Financial Statements.

44	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (continued)
American Electric Power Co, Inc.	6,715	$374,496
American Express Co.	8,189	776,890
American International Group, Inc.	9,884	539,469
American Tower Corp.	3,679	331,036
American Water Works Co., Inc.	5,123	253,332
Ameriprise Financial, Inc.	473	56,760
AmerisourceBergen Corp.	700	50,862
Amgen, Inc.	501	59,303
Anadarko Petroleum Corp.	10,254	1,122,505
Apple Inc.	22,513	2,092,133
Archer-Daniels-Midland Co.	1,186	52,314
Avery Dennison Corp.	2,994	153,443
Avnet, Inc.	1,163	51,533
AXIS Capital Holdings Ltd.	948	41,977
Bank of America Corp.	69,806	1,072,918
BB&T Corp.	8,888	350,454
Becton Dickinson & Co.	381	45,072
Berkshire Hathaway, Inc., Class B (a)	4,405	557,497
Biogen Idec, Inc. (a)(c)	2,197	692,736
The Boeing Co.	357	45,421
BorgWarner, Inc.	4,302	280,447
Bristol-Myers Squibb Co.	10,150	492,377
Calpine Corp. (a)	19,214	457,485
Capital One Financial Corp.	6,030	498,078
Cardinal Health, Inc.	4,657	319,284
Castlight Health, Inc., Class B (a)(b)	3,019	45,889
Catamaran Corp. (a)	5,387	237,890
Celgene Corp. (a)	4,874	418,579
CenterPoint Energy, Inc.	8,425	215,175
CF Industries Holdings, Inc.	203	48,828
Charter Communications, Inc., Class A (a)	3,048	482,742
Chevron Corp.	11,234	1,466,599
The Chubb Corp.	443	40,831
Church & Dwight Co., Inc.	1,972	137,941
Cimarex Energy Co.	4,974	713,570
Cisco Systems, Inc.	36,984	919,052
Citigroup, Inc.	18,622	877,096
CNA Financial Corp.	1,201	48,544
Coach, Inc.	18,267	624,549
Cobalt International Energy, Inc. (a)	15,653	287,233
The Coca-Cola Co.	32,330	1,369,499
Colfax Corp. (a)	7,397	551,372
Colgate-Palmolive Co.	5,394	367,763
Comcast Corp., Class A	29,162	1,565,416
Computer Sciences Corp.	1,034	65,349
Constellation Brands, Inc., Class A (a)	690	60,810
Crown Castle International Corp.	3,942	292,733
Crown Holdings, Inc. (a)	5,909	294,032
CSX Corp.	4,656	143,451
Cubist Pharmaceuticals, Inc. (a)	2,744	191,586
Cummins, Inc.	1,517	234,058
CVS Caremark Corp.	2,660	200,484
Danaher Corp.	2,909	229,026
Diamondback Energy, Inc. (a)	6,949	617,071
Discover Financial Services	9,055	561,229
DISH Network Corp., Class A (a)	3,493	227,324
Dominion Resources, Inc.	7,870	562,862
Dover Corp.	522	47,476
Dresser-Rand Group, Inc. (a)	7,462	475,553
DTE Energy Co.	1,213	94,456
Eastman Chemical Co.	642	56,079
Eaton Corp. PLC	7,765	599,303
eBay, Inc. (a)	20,898	1,046,154
Eclipse Resources Corp. (a)	12,100	304,073

Common Stocks	Shares	Value
United States (continued)
Electronic Arts, Inc. (a)	16,217	$581,704
Energizer Holdings, Inc.	385	46,982
Envision Healthcare Holdings, Inc. (a)	7,752	278,374
EP Energy Corp., Class A (a)	12,804	295,132
EQT Corp.	3,564	380,992
Equity Residential	9,223	581,049
Express Scripts Holding Co. (a)	8,467	587,017
Fannie Mae (a)	21,251	83,091
Fastenal Co.	10,310	510,242
FedEx Corp.	2,584	391,166
Fidelity National Information Services, Inc.	1,107	60,597
Fifth Third Bancorp	6,535	139,522
FMC Corp.	6,404	455,901
Ford Motor Co.	44,504	767,249
Freeport-McMoRan Copper & Gold, Inc.	44,471	1,623,191
The Fresh Market, Inc. (a)	7,560	253,033
General Dynamics Corp.	525	61,189
General Electric Co.	55,825	1,467,081
General Motors Co.	3,395	123,239
Gilead Sciences, Inc. (a)	4,842	401,450
The Goldman Sachs Group, Inc.	3,232	541,166
The Goodyear Tire & Rubber Co.	7,321	203,377
Google, Inc., Class A (a)	2,085	1,219,037
Google, Inc., Class C (a)	2,147	1,235,126
Harris Corp.	701	53,101
HCA Holdings, Inc. (a)	11,694	659,308
HealthSouth Corp.	5,175	185,627
Helmerich & Payne, Inc.	615	71,408
Hilton Worldwide Holdings, Inc. (a)	4,794	111,700
Humana, Inc.	4,708	601,306
International Paper Co.	1,127	56,880
Intuit, Inc.	658	52,989
JB Hunt Transport Services, Inc.	3,519	259,632
Johnson Controls, Inc.	7,588	378,869
JPMorgan Chase & Co.	25,533	1,471,211
Kimberly-Clark Corp.	403	44,822
KLA-Tencor Corp.	618	44,892
The Kroger Co.	1,196	59,118
L-3 Communications Holdings, Inc.	480	57,960
Lear Corp.	763	68,151
Liberty Media Corp., Class A (a)	8,204	1,121,323
Lincoln National Corp.	1,531	78,755
Lululemon Athletica, Inc. (a)(b)	4,508	182,484
Macy’s, Inc.	785	45,546
Marathon Oil Corp.	22,037	879,717
Marathon Petroleum Corp.	526	41,065
Marsh & McLennan Cos., Inc.	5,934	307,500
MasterCard Inc., Class A	20,353	1,495,335
Mattel, Inc.	6,464	251,902
McDonald’s Corp.	6,775	682,513
McKesson Corp.	5,373	1,000,506
Medtronic, Inc.	6,174	393,654
MetLife, Inc.	5,491	305,080
Mettler-Toledo International, Inc. (a)	762	192,923
Microsoft Corp.	1,205	50,249
Motorola Solutions, Inc.	742	49,395
Murphy Oil Corp.	628	41,749
Mylan, Inc. (a)	2,388	123,125
NextEra Energy Partners LP (a)	1,200	40,212
NextEra Energy, Inc.	5,023	514,757
Northrop Grumman Corp.	553	66,155
NRG Energy, Inc.	2,181	81,133
Ocwen Financial Corp. (a)	6,127	227,312
Oracle Corp.	20,761	841,443

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	45

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (concluded)
PACCAR, Inc.	4,146	$260,493
Parker Hannifin Corp.	411	51,675
Parsley Energy, Inc., Class A (a)	14,735	354,671
PerkinElmer, Inc.	5,033	235,746
Perrigo Co. PLC	1,681	245,023
Pfizer, Inc.	39,675	1,177,554
Phillips 66	13,830	1,112,347
Pitney Bowes, Inc.	1,803	49,799
PPG Industries, Inc.	379	79,647
PPL Corp.	10,569	375,517
Precision Castparts Corp.	2,709	683,752
The Procter & Gamble Co.	29,522	2,320,134
Prudential Financial, Inc.	2,244	199,200
Raytheon Co.	688	63,468
Regeneron Pharmaceuticals, Inc. (a)	280	79,092
Regions Financial Corp.	39,152	415,794
Reinsurance Group of America, Inc.	650	51,285
Rockwell Automation, Inc.	6,264	784,002
Santander Consumer USA Holdings, Inc.	4,442	86,352
Schlumberger Ltd.	7,551	890,640
Seagate Technology PLC	900	51,138
Sealed Air Corp.	7,249	247,698
Sempra Energy	4,158	435,384
Sigma-Aldrich Corp.	552	56,017
Southern Copper Corp.	19,642	596,528
The St. Joe Co. (a)	48,579	1,235,364
Stanley Black & Decker, Inc.	5,194	456,137
Team Health Holdings, Inc. (a)	2,950	147,323
Tenet Healthcare Corp. (a)(c)	4,692	220,242
Thermo Fisher Scientific, Inc.	5,501	649,118
TIBCO Software, Inc. (a)	14,627	295,027
Time Warner Cable, Inc. (c)	418	61,571
Torchmark Corp.	624	51,118
The Travelers Cos., Inc.	2,601	244,676
TRW Automotive Holdings Corp. (a)	1,599	143,142
Twitter, Inc. (a)	6,561	268,804
Twitter, Inc. (Acquired 11/14/13, cost $548,302) (a)(d)	32,285	1,256,581
U.S. Bancorp	10,212	442,384
Union Pacific Corp.	10,932	1,090,467
United Continental Holdings, Inc. (a)	26,052	1,069,956
United Parcel Service, Inc., Class B	12,993	1,333,861
United Technologies Corp.	10,113	1,167,546
UnitedHealth Group, Inc.	10,780	881,265
Universal Health Services, Inc., Class B	4,692	449,306
Valero Energy Corp.	1,294	64,829
Veeva Systems, Inc. (a)	19,694	501,212
Verizon Communications, Inc.	24,262	1,187,140
Verizon Communications, Inc.	2,998	146,902
Vertex Pharmaceuticals, Inc. (a)	3,448	326,457
Viacom, Inc., Class B	555	48,135
Visa, Inc., Class A	9,663	2,036,091
VMware, Inc., Class A (a)	2,828	273,779
Waters Corp. (a)	2,754	287,628
WellCare Health Plans, Inc. (a)	2,959	220,919
WellPoint, Inc.	512	55,096
Wells Fargo & Co.	39,049	2,052,415
Western Digital Corp.	891	82,239
Wyndham Worldwide Corp.	700	53,004
Zimmer Holdings, Inc.	1,846	191,726

		87,668,656
Total Common Stocks — 64.0%		176,560,481

Corporate Bonds	Par (000)		Value
Argentina — 0.1%
Empresa Distribuidora Y Comercializadora Norte, 9.75%, 10/25/22 (e)	USD	25	$19,250
YPF SA:
8.88%, 12/19/18 (e)		197	207,835
8.75%, 4/04/24 (e)		163	170,319

			397,404
Australia — 0.2%
FMG Resources August 2006 Property Ltd.:
6.00%, 4/01/17 (e)		110	113,575
8.25%, 11/01/19 (e)		41	44,639
6.88%, 4/01/22 (e)		72	77,220
TFS Corp. Ltd., 11.00%, 7/15/18 (e)		336	356,160

			591,594
Belgium — 0.0%
Anheuser-Busch InBev Worldwide, Inc., 1.38%, 7/15/17		107	107,360
Brazil — 0.2%
Petrobras Global Finance BV, 2.37%, 1/15/19 (f)		403	400,985
Canada — 0.0%
Viterra, Inc., 5.95%, 8/01/20 (e)		57	65,058
Chile — 0.2%
Banco Del Estado De Chile/New York, Series YCD, 2.03%, 4/25/15		194	196,150
Banco Santander Chile, 2.11%, 6/07/18 (e)(f)		265	270,300
Inversiones Alsacia SA, 8.00%, 8/18/18 (e)		123	82,244

			548,694
China — 0.1%
Celestial Nutrifoods Ltd., 0.00%, 6/12/11 (a)(g)(h)	SGD	400	3,208
China Milk Products Group Ltd., 0.00%, 1/05/12 (a)(g)	USD	300	3,000
SINA Corp., 1.00%, 12/01/18 (e)(h)		142	129,930

			136,138
France — 0.2%
BNP Paribas SA, 2.40%, 12/12/18		434	437,743
Germany — 0.2%
Volkswagen International Finance NV, 5.50%, 11/09/15 (e)(h)	EUR	300	480,008
Hong Kong — 0.0%
FU JI Food and Catering Services Holdings Ltd., 0.00%, 10/18/10 (a)(g)(h)	CNY	1,900	—
India — 0.3%
REI Agro Ltd.:
5.50%, 11/13/14 (a)(e)(g)(h)	USD	220	56,100
5.50%, 11/13/14 (a)(g)(h)		152	38,760
Reliance Holdings USA, Inc., 4.50%, 10/19/20 (e)		250	260,993
State Bank of India, 3.62%, 4/17/19 (e)		205	206,245
Suzlon Energy Ltd.:
0.00%, 10/11/12 (a)(g)(i)		142	170,400
0.00%, 7/25/14 (a)(g)(h)(i)		190	190,000

			922,498
Italy — 0.2%
Telecom Italia Finance SA, 6.13%, 11/15/16 (e)(h)	EUR	200	339,723
Telecom Italia SpA, 5.30%, 5/30/24 (e)	USD	200	200,750

			540,473

See Notes to Financial Statements.

46	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Japan — 0.1%
Sumitomo Mitsui Banking Corp., 2.45%, 1/10/19	USD	250	$255,655
Luxembourg — 0.1%
Intelsat Jackson Holdings SA, 7.50%, 4/01/21		206	225,570
Mexico — 0.1%
Trust F/1401, 5.25%, 12/15/24 (e)		200	210,000
Netherlands — 0.2%
Bio City Development Co. BV, 0.00%, 7/06/18 (a)(e)(g)(i)		800	578,160
Singapore — 0.4%
CapitaLand Ltd.:
2.10%, 11/15/16 (h)	SGD	250	200,497
2.95%, 6/20/22 (h)		500	403,040
1.95%, 10/17/23 (e)(h)		250	204,948
Olam International Ltd., 6.00%, 10/15/16 (h)	USD	200	221,250

			1,029,735
South Korea — 0.0%
Hyundai Capital America, 2.13%, 10/02/17 (e)		101	102,537
Spain — 0.1%
Nara Cable Funding Ltd., 8.88%, 12/01/18 (e)	EUR	100	146,176
Ono Finance II PLC, 10.88%, 7/15/19 (e)	USD	150	163,875

			310,051
Switzerland — 0.0%
UBS AG, 5.88%, 12/20/17		100	114,216
United Arab Emirates — 0.3%
Dana Gas Sukuk Ltd.:
7.00%, 10/31/17 (e)		517	507,091
9.00%, 10/31/17 (e)		258	246,466

			753,557
United Kingdom — 0.2%
BAT International Finance PLC, 2.13%, 6/07/17 (e)		157	160,884
Delta Topco Ltd., 10.00%, 11/24/60		310	307,640
Essar Energy PLC, 4.25%, 2/01/16 (e)		200	199,000

			667,524
United States — 3.1%
Ally Financial Inc.:
2.75%, 1/30/17		217	219,441
3.50%, 1/27/19		145	146,407
American Tower Corp., 3.40%, 2/15/19		60	62,769
AT&T Inc., 2.38%, 11/27/18		351	356,886
Bank of America Corp.:
2.00%, 1/11/18		191	192,233
1.30%, 3/22/18 (f)		99	100,275
6.88%, 4/25/18		131	154,335
2.60%, 1/15/19		136	137,600
Best Buy Co., Inc., 5.00%, 8/01/18		186	195,067
BioMarin Pharmaceutical, Inc.:
0.75%, 10/15/18 (h)		51	52,753
1.50%, 10/15/20 (h)		51	53,709
Brookdale Senior Living, Inc., 2.75%, 6/15/18 (h)		33	44,942
Building Materials Corp. of America, 6.88%, 8/15/18 (e)		38	39,406
Cablevision Systems Corp., 5.88%, 9/15/22		81	82,519
Capital One Bank USA NA, 2.15%, 11/21/18		250	251,439
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (e)	EUR	100	147,556
Chesapeake Energy Corp., 3.48%, 4/15/19 (f)	USD	39	39,439

Corporate Bonds	Par (000)		Value
United States (concluded)
CIT Group, Inc., 4.75%, 2/15/15 (e)	USD	154	$157,080
Cobalt International Energy, Inc.:
2.63%, 12/01/19 (h)		343	316,417
3.13%, 5/15/24 (h)		398	428,099
Crown Cork & Seal Co., Inc., 7.50%, 12/15/96		82	77,900
Cubist Pharmaceuticals, Inc., 2.50%, 11/01/17 (h)		89	218,161
Ford Motor Credit Co. LLC:
1.72%, 12/06/17		324	324,132
2.38%, 1/16/18		200	204,302
5.00%, 5/15/18		200	222,490
Forest City Enterprises, Inc., 4.25%, 8/15/18 (h)		156	176,280
Forest Laboratories, Inc.:
4.38%, 2/01/19 (e)		171	184,476
5.00%, 12/15/21 (e)		120	131,503
General Electric Capital Corp.:
Series B, 6.25% (f)(j)		200	222,500
5.55%, 5/04/20		103	119,866
Gilead Sciences, Inc., Series D, 1.63%, 5/01/16 (h)		252	918,540
HSBC USA, Inc., 1.63%, 1/16/18		162	162,363
Hughes Satellite Systems Corp., 7.63%, 6/15/21		58	66,410
Intel Corp., 3.25%, 8/01/39 (h)		81	124,943
JPMorgan Chase & Co., 6.13%, 6/27/17		107	120,494
Morgan Stanley, 7.30%, 5/13/19		100	122,275
Mylan, Inc.:
3.75%, 9/15/15 (h)		174	674,576
2.55%, 3/28/19		165	166,209
Sabine Pass Liquefaction LLC, 5.63%, 4/15/23		112	116,760
Salesforce.com, Inc., 0.25%, 4/01/18 (h)		290	332,956
SunGard Data Systems, Inc., 7.38%, 11/15/18		71	74,994
Take-Two Interactive Software, Inc., 1.75%, 12/01/16 (h)		147	192,386
Texas Industries, Inc., 9.25%, 8/15/20		100	113,250
WellPoint, Inc., 2.75%, 10/15/42 (h)		155	237,441
Xerox Corp., 6.35%, 5/15/18		87	101,093

			8,584,672
Total Corporate Bonds — 6.3%			17,459,632

Floating Rate Loan Interests (f)
Canada — 0.0%
Essar Steel Algoma, Inc. (FKA Algoma Steel, Inc.), Term Loan, 9.25%, 9/19/14		94	94,524
Chile — 0.1%
GNL Quintero, Tranche B Facility, 1.23%, 7/20/23		186	174,384
Germany — 0.1%
Deutsche Raststatten Gruppe IV GmbH:
Facility A Loan, 3.60%, 12/10/18	EUR	132	180,384
Facility B Loan, 3.85%, 12/10/19		53	72,958

			253,342
United Kingdom — 0.2%
Delta Debtco Ltd., Term Loan, 9.25%, 10/17/19	USD	470	489,387

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	47

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests	Par (000)		Value
United States — 0.9%
Drillships Financing Holding, Inc. (Ocean Rig), Tranche B-1 Term Loan, 6.00%, 3/31/21	USD	149	$151,471
Fieldwood Energy LLC, Closing Date Loan (Second Lien), 8.38%, 9/30/20		202	207,818
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loam, 3.15%, 2/27/21		352	351,756
Hilton Worldwide Finance, LLC, Initial Term Loan, 3.50%, 10/26/20		700	698,727
Mallinckrodt International Finance S.A., Initial Term B Loan, 3.50%, 3/19/21		69	69,027
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15		115	115,886
Seadrill Operating LP (Seadrill Partners Finco LLC), Initial Term Loan, 3.00%, 2/21/21		165	163,573
Sheridan Investment Partners II LP, Senior Secured Term Loan, 4.25%, 12/16/20		297	296,642
Sheridan Production Partners II-A, L.P., Senior Secured Term Loan, 4.25%, 12/16/20		41	41,260
Sheridan Production Partners II-M, L.P., Senior Secured Term Loan, 4.25%, 12/16/20		15	15,390
Univision Communications, Inc., Replacement First-Lien Term Loan, 4.00%, 3/01/20		309	308,679

			2,420,229
Total Floating Rate Loan Interests — 1.3%			3,431,866

Foreign Agency Obligations
Brazil — 0.0%
Petrobras International Finance Co., 5.38%, 1/27/21		81	84,421

Foreign Government Obligations
Argentina — 0.3%
Provincia de Buenos Aires, 10.88%, 1/26/21		100	95,500
Republic of Argentina:
7.00%, 10/03/15		154	149,145
8.75%, 5/07/24		134	125,560
Series X, 7.00%, 4/17/17		568	530,455

			900,660
Australia — 0.8%
Commonwealth of Australia:
5.50%, 4/21/23	AUD	1,409	1,532,840
2.75%, 4/21/24		433	381,403
Queensland Treasury Corp., 6.00%, 6/14/21		323	352,170

			2,266,413
Brazil — 2.2%
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 8/15/24 (k)	BRL	0	73,329
Series F, 10.00%, 1/01/21		9	3,990,886
Series F, 10.00%, 1/01/23		2	1,004,104
Series F, 10.00%, 1/01/25		1	514,858
Brazilian Government International Bond, 4.88%, 1/22/21	USD	321	349,890

			5,933,067

Foreign Government Obligations	Par (000)		Value
Canada — 0.3%
Canadian Government Bond:
4.00%, 6/01/16	CAD	246	$243,171
1.50%, 3/01/17		421	398,030
3.50%, 6/01/20		306	315,874

			957,075
Germany — 0.9%
Bundesrepublik Deutschland, Series 2007, 4.25%, 7/04/17	EUR	1,603	2,470,879
Indonesia — 0.1%
Republic of Indonesia, 7.88%, 4/15/19	IDR	3,183,000	269,434
Mexico — 1.0%
Mexican Bonos, 10.00%, 12/05/24	MXN	257	2,647,318
Poland — 0.9%
Republic of Poland:
5.25%, 10/25/20	PLN	2,948	1,085,272
5.75%, 10/25/21		3,759	1,434,334

			2,519,606
United Kingdom — 1.3%
United Kingdom Gilt, 2.25%, 9/07/23	GBP	2,140	3,536,558
Total Foreign Government Obligations — 7.8%			21,501,010

Investment Companies		Shares
ETFS Gold Trust (a)(l)		6,733	878,252
ETFS Palladium Trust (a)(l)		2,088	171,613
ETFS Platinum Trust (a)(l)		1,763	254,983
iShares Gold Trust (a)(l)(m)		53,697	691,617
Market Vectors Gold Miners ETF		16,659	440,631
SPDR Gold Trust (a)(l)		5,324	681,685
Total Investment Companies — 1.1%			3,118,781

Preferred Securities

Capital Trusts	Par (000)
Germany — 0.0%
Deutsche Bank Capital Funding Trust VII, 5.63% (e)(f)(j)	USD	39	40,511
Switzerland — 0.1%
Credit Suisse Group Guernsey I Ltd., 7.88%, 2/24/41 (f)		174	187,920
United Kingdom — 0.2%
Lloyds Bank PLC, 13.00% (f)(j)	GBP	255	730,978
United States — 0.5%
Citigroup, Inc., 5.95% (f)(j)	USD	122	123,220
General Electric Capital Corp., 6.38%, 11/15/67 (f)		157	175,055
The Goldman Sachs Group, Inc., Series L, 5.70% (f)(j)		236	243,817
JPMorgan Chase & Co., Series Q, 5.15% (f)(j)		297	284,749

See Notes to Financial Statements.

48	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Capital Trusts	Par (000)		Value
United States (concluded)
Morgan Stanley, 5.45% (f)(j)	USD	176	$179,210
NBCUniversal Enterprise, Inc., 5.25% (e)(j)		100	104,500
USB Capital IX, 3.50% (f)(j)		226	192,665

			1,303,216
Total Capital Trusts — 0.8%			2,262,625

Preferred Stocks	Shares
Israel — 0.1%
Mobileye, Inc., Class F2 (Acquired 8/16/13, cost $246,094) (a)(d)		7,040	278,643
United Kingdom — 0.2%
HSBC Holdings PLCSeries 2, 8.00%		6,606	178,824
Royal Bank of Scotland Group PLC:
Series M, 6.40%		5,000	120,400
Series Q, 6.75%		3,996	99,540
Series T, 7.25%		6,421	162,130

			560,894
United States — 1.3%
American Tower Corp., Series A, 5.25% (h)		1,070	113,848
Cliffs Natural Resources, Inc., 7.00% (b)(h)		5,763	82,584
Crown Castle International Corp., Series A, 4.50% (h)		2,530	257,858
Dominion Resources, Inc., 6.38%		2,500	131,563
Dropbox, Inc., Series C (Acquired 1/28/14, cost $695,990) (a)(d)		36,437	695,990
Fannie Mae, Series S, 8.25% (b)(f)		18,948	196,112
Forestar Group, Inc., 6.00%		5,700	145,008
Health Care REIT, Inc., Series I, 6.50% (h)		4,018	231,999
NextEra Energy, Inc., 5.60% (h)		3,451	228,991
Palantir Technologies, Inc., Series I (Acquired 3/27/14, cost $272,246) (a)(d)		44,412	272,246
Stanley Black & Decker, Inc., 6.25% (a)(h)		756	86,207
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $418,728) (a)(d)		6,748	418,728
United Technologies Corp., 7.50% (h)		1,978	128,946
US Bancorp:
Series F, 6.50% (f)		5,702	161,139
Series G, 6.00% (f)		3,150	86,342
Wells Fargo & Co., Series L, 7.50% (h)		106	128,684

			3,366,245
Total Preferred Stocks — 1.6%			4,205,782

Trust Preferreds
Netherlands — 0.1%
RBS Capital Funding Trust VII, Series G, 6.08% (j)		7,976	192,222
United States — 0.2%
Citigroup Capital XIII, 7.88%, 10/30/40 (f)		9,236	255,837
Continental Airlines Finance Trust II, 0.08%, 11/15/30 (h)		550	27,105
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (f)		12,762	348,403

			631,345
Total Trust Preferreds — 0.3%			823,567
Total Preferred Securities — 2.7%			7,291,974

U.S. Treasury Obligations	Par (000)		Value
U.S. Treasury Notes:
0.25%, 1/15/15-3/31/15 (l)(n)	USD	4,612	$4,617,002
2.25%, 3/31/16-4/30/21 (o)		3,855	3,935,048
1.25%, 10/31/18 (n)		1,433	1,421,619
2.00%, 5/31/21-11/15/21		3,050	3,025,802
1.75%, 5/15/22		411	395,716
2.75%, 2/15/24		1,613	1,649,874
Total U.S. Treasury Obligations — 5.5%			15,045,061

Warrants (p)	Shares
Australia — 0.0%
TFS Corp. Ltd. (Issued/exercisable 8/01/11, 1 Share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)		124,320	92,907
Hong Kong — 0.0%
Sun Hung Kai Properties Ltd. (Issued/exercisable 4/23/14, 1 Share for 1warrant, Expires 4/22/16, Strike Price HKD 98.60) (a)		4,666	6,093
Total Warrants — 0.0%			99,000
Total Long-Term Investments (Cost — $215,248,188) — 88.7%			244,592,226

Short-Term Securities
Foreign Agency Obligations (q)	Par (000)
Japan Treasury Discount Bill:
0.05%, 7/07/14	JPY	120,000	1,184,529
0.05%, 8/04/14		80,000	789,616
Mexico Cetes:
3.05%, 12/11/14	MXN	908	690,652
3.38%, 7/24/14		276	212,313
3.46%, 8/21/14		364	279,077
3.50%, 9/04/14		406	311,416
3.51%, 9/18/14		1,071	818,448
3.52%, 8/07/14		420	322,473
3.52%, 10/16/14		394	301,688
3.55%, 7/10/14		423	326,096
3.57%, 11/13/14		429	326,616
Total Foreign Agency Obligations — 2.0%			5,562,924

Money Market Funds	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (m)(r)		556,874	556,874

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.18% (m)(r)(s)	USD	1,218	1,217,608
Total Money Market Funds — 0.7%			1,774,482

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	49

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Time Deposits	Par (000)		Value
Europe — 0.0%
Brown Brothers Harriman & Co., (0.03)%, 7/01/14	EUR	10	$9,541
Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.01%, 7/01/14	HKD	4	3,891
Japan — 0.1%
Brown Brothers Harriman & Co., 0.01%, 7/01/14	JPY	99	98,870
Singapore — 0.0%
Brown Brothers Harriman & Co., 0.01%, 7/01/14	SGD	10	10,044
United States — 0.0%
JPMorgan Chase Bank N.A., 0.12%, 7/01/14	USD	18	17,958
Total Time Deposits — 0.1%			140,304

U.S. Treasury Obligations
U.S. Treasury Bills (q):
0.02%, 7/03/14-9/25/14		4,400	4,399,924
0.05%, 7/17/14-8/21/14		4,800	4,799,930
0.06%, 8/07/14		5,300	5,299,881
0.04%, 8/14/14-10/30/14		6,000	5,999,340
0.03%, 8/28/14-10/09/14		2,600	2,599,872
0.00%, 10/09/14		1,000	999,917
Total U.S. Treasury Obligations — 8.7%			24,098,864
Total Short-Term Securities (Cost — $31,508,176) — 11.5%			31,576,574

Options Purchased		Value
(Cost — $2,915,213) — 1.1%		$3,053,999
Total Investments Before Investments Sold Short and Options Written
(Cost — $249,671,577) — 101.3%		279,222,799

Investments Sold Short	Shares
Italy — (0.1)%
Eni SpA	5,350	(146,321)
(Proceeds — $ 136,085) — (0.1)%		(146,321)

Options Written
(Premiums Received — $1,204,010) — (0.4)%		(1,236,332)
Total Investments Net of Investments Sold Short and Options Written — 100.8%		277,840,146
Liabilities in Excess of Other Assets — (0.8)%		(2,105,853)

Net Assets — 100.0%		$275,734,293

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.
(c)	All or a portion of security has been segregated as collateral in connection with outstanding options written.

(d)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $2,922,188 and an original cost of $2,181,360 which was 1.1% of its net assets.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Variable rate security. Rate shown is as of report date.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Convertible security.

(i)	Zero-coupon bond.

(j)	Security is perpetual in nature and has no stated maturity date.

(k)	Amount is less than $500.

(l)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

(m)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Shares/Beneficial Interest Purchased	Shares/Beneficial Interest Sold	Shares/Beneficial Interest Held at June 30, 2014	Value at June 30, 2014	Income	Realized Loss
BlackRock Liquidity Funds, TempFund, Institutional Class	679,491	—	(122,617)[1]	556,874	$556,874	$145	—
BlackRock Liquidity Series, LLC, Money Market Series	$1,130,115	$87,4932	—	$1,217,608	$1,217,608	$15,016	—
iShares Gold Trust	57,032	—	(3,335)	53,697	$691,617	—	$(6,021)

[1]	Represents net shares/beneficial interest sold.

[2]	Represents net shares/beneficial interest purchased.

(n)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(o)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

See Notes to Financial Statements.

50	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

(p)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(q)	Rates shown are discount rates or a range of discount rates at the time of purchase.

(r)	Represents the current yield as of report date.

(s)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts outstanding as of June 30, 2014 were as follows:

Contracts Purchased/ Sold	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(8)	Russell 2000 E-Mini Index Futures	InterContinental Exchange	September 2014	USD	952,240	$(18,495)
(152)	E-Mini S&P 500 Futures	Chicago Mercantile	September 2014	USD	14,839,000	(152,556)
(85)	Euro STOXX 50 Index	Eurex	September 2014	USD	3,761,742	46,445
(2)	FTSE 100 Index	London	September 2014	USD	229,703	(21)
(76)	MSCI Emerging Markets E-Mini Index	New York	September 2014	USD	3,954,660	(172)
(4)	Nikkei 225 Index	Chicago Mercantile	September 2014	USD	299,393	(940)
(1)	TOPIX Index	Tokyo	September 2014	USD	124,623	(3,804)
Total						$(129,543)

•	Forward foreign currency exchange contracts outstanding as of June 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	698,516	EUR	510,000	BNP Paribas S.A.	7/03/14	$165
USD	698,700	EUR	510,000	Deutsche Bank AG	7/03/14	349
USD	677,000	JPY	68,906,617	BNP Paribas S.A.	7/03/14	(3,206)
USD	677,000	JPY	68,964,839	UBS AG	7/03/14	(3,781)
USD	1,155,468	JPY	120,000,000	Morgan Stanley Capital Services LLC	7/07/14	(29,141)
USD	880,723	EUR	642,712	BNP Paribas S.A.	7/10/14	624
USD	268,585	EUR	196,000	JPMorgan Chase Bank N.A.	7/10/14	192
USD	551,140	JPY	56,326,545	Bank of America N.A.	7/10/14	(4,915)
USD	568,995	JPY	58,114,140	Goldman Sachs International	7/10/14	(4,708)
USD	313,944	MXN	4,234,000	Barclays Bank PLC	7/10/14	(12,163)
EUR	510,000	USD	693,314	Deutsche Bank AG	7/11/14	5,058
USD	699,210	EUR	510,000	Credit Suisse International	7/11/14	837
USD	699,006	EUR	510,000	Deutsche Bank AG	7/11/14	633
USD	650,653	EUR	476,200	Morgan Stanley Capital Services LLC	7/11/14	(1,435)
USD	531,211	JPY	53,881,285	JPMorgan Chase Bank N.A.	7/11/14	(709)
USD	166,980	GBP	99,500	Brown Brothers Harriman & Co.	7/14/14	(3,284)
GBP	401,829	EUR	496,000	Deutsche Bank AG	7/17/14	8,373
USD	684,296	EUR	501,000	Credit Suisse International	7/17/14	(1,768)
USD	680,835	EUR	497,000	Deutsche Bank AG	7/17/14	249
USD	562,644	JPY	57,050,400	Credit Suisse International	7/17/14	(589)
INR	9,553,694	USD	161,500	Credit Suisse International	7/18/14	(3,393)
INR	6,462,690	USD	109,500	Credit Suisse International	7/18/14	(2,547)
USD	1,181,619	EUR	864,800	Deutsche Bank AG	7/18/14	(2,633)
USD	530,724	JPY	54,357,295	BNP Paribas S.A.	7/24/14	(5,953)
USD	326,350	JPY	33,418,222	Credit Suisse International	7/24/14	(3,592)
USD	853,544	JPY	87,419,173	JPMorgan Chase Bank N.A.	7/24/14	(9,557)
USD	207,580	MXN	2,759,710	Credit Suisse International	7/24/14	(4,747)
GBP	161,966	EUR	203,000	Morgan Stanley Capital Services LLC	7/25/14	(866)
USD	685,000	JPY	70,294,357	BNP Paribas S.A.	7/25/14	(9,030)
USD	821,629	JPY	84,356,000	Morgan Stanley Capital Services LLC	7/25/14	(11,235)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	51

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

•	Forward foreign currency exchange contracts outstanding as of June 30, 2014 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	964,247	JPY	98,682,000	Credit Suisse International	8/01/14	$(10,113)
USD	685,000	JPY	70,140,438	JPMorgan Chase Bank N.A.	8/01/14	(7,548)
USD	787,014	JPY	80,000,000	HSBC Bank USA N.A.	8/04/14	(2,900)
USD	911,012	EUR	672,800	Deutsche Bank AG	8/07/14	(10,388)
USD	672,971	EUR	497,000	Morgan Stanley Capital Services LLC	8/07/14	(7,671)
USD	455,476	JPY	46,626,214	Credit Suisse International	8/07/14	(4,917)
USD	681,621	JPY	69,763,920	HSBC Bank USA N.A.	8/07/14	(7,237)
USD	310,973	MXN	4,196,400	Deutsche Bank AG	8/07/14	(11,575)
CHF	570,209	USD	634,351	HSBC Bank USA N.A.	8/08/14	8,859
USD	660,308	AUD	706,200	Morgan Stanley Capital Services LLC	8/08/14	(3,598)
USD	411,000	BRL	954,954	Deutsche Bank AG	8/08/14	(16,118)
USD	274,000	BRL	634,828	Deutsche Bank AG	8/08/14	(9,936)
USD	669,993	EUR	495,000	JPMorgan Chase Bank N.A.	8/08/14	(7,912)
USD	550,548	JPY	56,113,000	UBS AG	8/08/14	(3,522)
USD	373,792	EUR	275,900	Credit Suisse International	8/14/14	(4,063)
USD	257,803	EUR	190,300	Deutsche Bank AG	8/14/14	(2,819)
USD	657,886	EUR	485,700	UBS AG	8/14/14	(7,298)
USD	591,048	JPY	60,361,408	HSBC Bank USA N.A.	8/14/14	(4,996)
CHF	593,596	USD	661,698	HSBC Bank USA N.A.	8/15/14	7,932
USD	275,000	BRL	616,083	Deutsche Bank AG	8/15/14	(30)
USD	276,000	BRL	615,535	Deutsche Bank AG	8/15/14	1,215
USD	663,720	EUR	489,000	Credit Suisse International	8/15/14	(5,986)
USD	674,483	EUR	497,000	JPMorgan Chase Bank N.A.	8/15/14	(6,179)
USD	689,000	JPY	69,863,911	Morgan Stanley Capital Services LLC	8/15/14	(882)
USD	274,092	MXN	3,635,770	Credit Suisse International	8/21/14	(5,116)
USD	677,011	EUR	498,000	Morgan Stanley Capital Services LLC	8/22/14	(5,038)
USD	639,626	EUR	470,400	UBS AG	8/22/14	(4,622)
USD	1,099,192	JPY	112,144,835	JPMorgan Chase Bank N.A.	8/22/14	(8,250)
USD	304,300	MXN	4,061,640	UBS AG	9/04/14	(7,329)
USD	299,330	MXN	3,939,000	UBS AG	9/18/14	(2,606)
USD	812,209	MXN	10,711,000	Credit Suisse International	10/16/14	(7,274)
USD	327,737	MXN	4,285,000	Deutsche Bank AG	11/13/14	517
USD	690,497	MXN	9,083,900	BNP Paribas S.A.	12/11/14	(1,880)
CNY	2,395,470	USD	386,865	Deutsche Bank AG	1/30/15	(4,557)
CNY	1,839,000	USD	294,901	Deutsche Bank AG	1/30/15	(1,403)
CNY	1,700,943	USD	271,999	JPMorgan Chase Bank N.A.	1/30/15	(535)
USD	139,000	CNY	851,097	Deutsche Bank AG	1/30/15	3,168
USD	139,000	CNY	850,541	Deutsche Bank AG	1/30/15	3,257
USD	139,000	CNY	850,472	Deutsche Bank AG	1/30/15	3,268
USD	274,000	CNY	1,682,360	Deutsche Bank AG	1/30/15	5,502
USD	139,000	CNY	850,819	JPMorgan Chase Bank N.A.	1/30/15	3,213
USD	139,000	CNY	850,124	JPMorgan Chase Bank N.A.	1/30/15	3,323
Total						$(246,816)

See Notes to Financial Statements.

52	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

•	Exchange-traded options purchased as of June 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Canadian Natural Resources Ltd.	Call	USD	34.00	9/20/14	84	$103,320
SPDR Gold Shares[1]	Call	USD	130.00	12/20/14	125	47,812
MetLife, Inc.	Call	USD	50.00	1/17/15	26	17,615
Prudential Financial, Inc.	Call	USD	82.50	1/17/15	17	16,915
SPDR Gold Shares[1]	Call	USD	135.00	6/19/15	54	22,680
Time Warner Cable, Inc.	Put	USD	135.00	7/19/14	4	120
Total						$208,462

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

•	OTC options purchased as of June 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Marathon Oil Corp.	Goldman Sachs International	Call	USD	32.00	7/18/14	1,333	$10,464
TOPIX Index	Citibank N.A.	Call	JPY	1,246.74	9/12/14	84,150	36,612
Takeda Pharmaceutical Co. Ltd.	Goldman Sachs International	Call	JPY	4,906.34	10/09/14	3,449	2,186
EOG Resources, Inc.	Credit Suisse International	Call	USD	120.00	10/17/14	7,438	39,979
TOPIX Index	Citibank N.A.	Call	JPY	1,178.21	12/12/14	69,335	69,986
TOPIX Index	UBS AG	Call	JPY	1,240.60	12/12/14	68,785	42,273
Chevron Corp.	Barclays Bank PLC	Call	USD	135.00	12/19/14	5,200	13,910
Chevron Corp.	Citibank N.A.	Call	USD	135.00	12/19/14	2,550	6,821
Chevron Corp.	Deutsche Bank AG	Call	USD	135.00	12/19/14	2,640	7,062
SPDR Gold Shares[1]	JPMorgan Chase Bank N.A.	Call	USD	130.56	12/31/14	4,295	16,321
ACE Ltd.	Goldman Sachs International	Call	USD	95.00	1/16/15	12,444	116,868
Anadarko Petroleum Corp.	Deutsche Bank AG	Call	USD	115.00	1/16/15	7,903	50,777
Anadarko Petroleum Corp.	Deutsche Bank AG	Call	USD	105.00	1/16/15	4,883	54,812
Bank of America Corp.	Citibank N.A.	Call	USD	17.00	1/16/15	72,192	32,847
Citigroup, Inc.	Bank of America N.A.	Call	USD	60.00	1/16/15	20,214	2,830
The Coca-Cola Co.	Deutsche Bank AG	Call	USD	45.00	1/16/15	56,746	34,331
Humana, Inc.	Deutsche Bank AG	Call	USD	115.00	1/16/15	1,401	26,899
Humana, Inc.	Goldman Sachs International	Call	USD	130.00	1/16/15	5,674	50,499
JPMorgan Chase & Co.	Bank of America N.A.	Call	USD	65.00	1/16/15	36,096	15,341
JPMorgan Chase & Co.	Goldman Sachs International	Call	USD	65.00	1/16/15	17,966	7,636
Merck & Co., Inc.	Deutsche Bank AG	Call	USD	55.00	1/16/15	44,435	197,736
MetLife, Inc.	Goldman Sachs International	Call	USD	50.00	1/16/15	22,400	151,760
Mylan, Inc.	Bank of America N.A.	Call	USD	47.00	1/16/15	6,600	47,386
Mylan, Inc.	Deutsche Bank AG	Call	USD	47.00	1/16/15	6,600	47,386
Oracle Corp.	Deutsche Bank AG	Call	USD	42.00	1/16/15	28,373	47,667
Pfizer, Inc.	Citibank N.A.	Call	USD	32.50	1/16/15	26,963	9,492
Prudential Financial, Inc.	Citibank N.A.	Call	USD	87.50	1/16/15	17,145	102,870
Siemens AG	Deutsche Bank AG	Call	USD	150.00	1/16/15	7,093	13,299
Takeda Pharmaceutical Co. Ltd.	Morgan Stanley & Co. International PLC	Call	JPY	5,108.80	1/29/15	3,300	2,652
Coach, Inc.	Bank of America N.A.	Call	USD	60.00	2/20/15	5,566	214
Johnson & Johnson	Deutsche Bank AG	Call	USD	105.00	2/20/15	27,900	107,476
TOPIX Index	Morgan Stanley & Co. International PLC	Call	JPY	1,184.43	3/13/15	125,361	137,506
SPDR Gold Shares[1]	JPMorgan Chase Bank N.A.	Call	USD	133.44	3/20/15	3,785	14,096
TOPIX Index	Goldman Sachs International	Call	JPY	1,288.50	6/12/15	92,686	51,887
EURO STOXX 50 Index	JPMorgan Chase Bank N.A.	Call	EUR	3,325.00	12/18/15	196	48,343
STOXX Europe 600 Index	JPMorgan Chase Bank N.A.	Call	EUR	348.12	9/16/16	1,769	49,724
EURO STOXX 50 Index	Goldman Sachs International	Call	EUR	3,293.01	12/16/16	470	159,612
STOXX Europe 600 Index	Credit Suisse International	Call	EUR	347.97	12/16/16	1,483	46,588
EURO STOXX 50 Index	Morgan Stanley & Co. International PLC	Call	EUR	3,450.00	3/17/17	181	49,704
STOXX Europe 600 Index	Credit Suisse International	Call	EUR	355.61	3/17/17	1,670	49,342
EURO STOXX 50 Index	Citibank N.A.	Call	EUR	3,500.00	6/16/17	168	44,234
EURO STOXX 50 Index	Bank of America N.A.	Call	EUR	3,600.00	9/15/17	181	46,872

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	53

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

•	OTC options purchased as of June 30, 2014 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
EURO STOXX 50 Index	Barclays Bank PLC	Call	EUR	3,500.00	12/15/17	185	$56,642
EURO STOXX 50 Index	Goldman Sachs International	Call	EUR	3,500.00	3/16/18	154	48,353
EURO STOXX 50 Index	UBS AG	Call	EUR	3,600.00	6/15/18	74	23,083
EURO STOXX 50 Index	Deutsche Bank AG	Call	EUR	3,426.55	9/21/18	77	30,066
Russell 2000 Index	Bank of America N.A.	Put	USD	1,078.40	7/18/14	1,232	757
Russell 2000 Index	Citibank N.A.	Put	USD	1,077.67	7/18/14	1,221	725
S&P 500 Index	BNP Paribas S.A.	Put	USD	1,854.90	7/18/14	717	1,260
S&P 500 Index	Credit Suisse International	Put	USD	1,900.00	7/18/14	704	2,675
S&P 500 Index	JPMorgan Chase Bank N.A.	Put	USD	1,838.92	7/18/14	723	1,002
MSCI Emerging Markets Index	Bank of America N.A.	Put	USD	1,019.91	8/15/14	1,392	16,499
Russell 2000 Index	Credit Suisse International	Put	USD	1,155.45	8/15/14	1,030	14,390
S&P 500 Index	BNP Paribas S.A.	Put	USD	1,928.98	8/15/14	686	12,169
S&P 500 Index	Goldman Sachs International	Put	USD	1,853.97	8/15/14	501	3,500
Occidental Petroleum Corp.	Citibank N.A.	Put	USD	95.00	1/16/15	6,667	22,668
Transocean Ltd.	Bank of America N.A.	Put	USD	38.00	1/16/15	7,999	9,359
Transocean Ltd.	Bank of America N.A.	Put	USD	40.00	1/16/15	5,325	8,467
Transocean Ltd.	Barclays Bank PLC	Put	USD	40.00	1/16/15	2,193	3,487
Transocean Ltd.	Citibank N.A.	Put	USD	40.00	1/16/15	6,420	10,208
Transocean Ltd.	Credit Suisse International	Put	USD	40.00	1/16/15	5,342	8,494
Transocean Ltd.	Goldman Sachs International	Put	USD	40.00	1/16/15	2,087	3,318
Transocean, Inc.	Deutsche Bank AG	Put	USD	43.00	1/16/15	8,667	24,874
Transocean, Inc.	Goldman Sachs International	Put	USD	43.00	1/16/15	6,933	15,669
Total							$2,381,965

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

•	OTC interest rate swaptions purchased as of June 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Goldman Sachs International	Call	2.80%	Receive	3-month LIBOR	9/15/14	USD	8,975	$145,217
5-Year Interest Rate Swap	Goldman Sachs International	Call	1.90%	Receive	3-month LIBOR	9/26/14	USD	5,422	42,123
5-Year Interest Rate Swap	Goldman Sachs International	Call	1.63%	Receive	3-month LIBOR	10/10/14	USD	12,079	26,084
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.80%	Receive	3-month LIBOR	10/28/14	USD	20,476	106,023
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.80%	Receive	3-month LIBOR	11/17/14	USD	5,364	27,489
10-Year Interest Rate Swap	Goldman Sachs International	Call	2.75%	Receive	3-month LIBOR	11/28/14	USD	6,749	95,329
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.35%	Pay	6-month JPY LIBOR	1/25/16	JPY	112,455	9,234
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.35%	Pay	6-month JPY LIBOR	1/25/16	JPY	55,805	4,582
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.07%	Pay	6-month JPY LIBOR	4/04/18	JPY	64,546	7,491
Total									$463,572

•	OTC barrier options written as of June 30, 2014 were as follows:

Description	Counterparty	Strike Price		Barrier Price		Expiration Date	Contracts	Market Value
EURO STOXX 50 Index	Deutsche Bank AG	EUR	2,586.07	EUR	2,165.83	09/21/18	77	$(28,290)

See Notes to Financial Statements.

54	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

•	Exchange-traded options written as of June 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Time Warner Cable, Inc.	Call	USD	150.00	7/19/14	4	$(270)
Canadian Natural Resources Ltd.	Call	USD	39.00	9/20/14	66	(48,840)
Tenet Healthcare Corp.	Call	USD	49.00	11/22/14	27	(8,438)
Lululemon Athletica, Inc.	Call	USD	42.50	12/20/14	13	(4,128)
Biogen Idec, Inc.	Put	USD	280.00	7/19/14	4	(220)
Total						$(61,896)

•	OTC options written as of June 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Marathon Oil Corp.	Citibank N.A.	Call	USD	32.00	7/18/14	1,333	$(10,464)
Russell 2000 Index	Bank of America N.A.	Call	USD	1,155.43	7/18/14	1,232	(50,365)
Russell 2000 Index	Citibank N.A.	Call	USD	1,154.65	7/18/14	1,221	(50,998)
S&P 500 Index	BNP Paribas S.A.	Call	USD	1,968.46	7/18/14	717	(6,601)
S&P 500 Index	Credit Suisse International	Call	USD	1,990.00	7/18/14	704	(1,830)
S&P 500 Index	JPMorgan Chase Bank N.A.	Call	USD	1,951.51	7/18/14	723	(14,331)
Anadarko Petroleum Corp.	Credit Suisse International	Call	USD	100.00	8/15/14	2,672	(29,793)
Anadarko Petroleum Corp.	Deutsche Bank AG	Call	USD	100.00	8/15/14	2,672	(29,793)
MSCI Emerging Markets Index	Bank of America N.A.	Call	USD	1,108.82	8/15/14	1,392	(1,901)
Russell 2000 Index	Credit Suisse International	Call	USD	1,237.98	8/15/14	1,030	(6,062)
S&P 500 Index	Goldman Sachs International	Call	USD	1,981.99	8/15/14	501	(6,804)
Cimarex Energy Co.	Credit Suisse International	Call	USD	135.00	9/19/14	1,669	(21,530)
Cimarex Energy Co.	Deutsche Bank AG	Call	USD	125.00	9/19/14	1,336	(28,190)
Diamondback Energy, Inc.	Deutsche Bank AG	Call	USD	80.00	9/19/14	1,256	(15,323)
Diamondback Energy, Inc.	Deutsche Bank AG	Call	USD	75.00	9/19/14	1,336	(21,242)
Diamondback Energy, Inc.	Goldman Sachs International	Call	USD	75.00	9/19/14	1,336	(21,242)
Nestle SA	Morgan Stanley & Co. International PLC	Call	CHF	70.00	9/19/14	2,097	(2,152)
TOPIX Index	Citibank N.A.	Call	JPY	1,318.19	12/12/14	69,335	(19,934)
TOPIX Index	UBS AG	Call	JPY	1,410.88	12/12/14	68,785	(6,989)
ACE Ltd.	Goldman Sachs International	Call	USD	110.00	1/16/15	12,444	(12,138)
Diamondback Energy, Inc.	Citibank N.A.	Call	USD	80.00	1/16/15	3,021	(46,221)
MetLife, Inc.	Goldman Sachs International	Call	USD	60.00	1/16/15	22,400	(36,736)
Mylan, Inc.	Bank of America N.A.	Call	USD	55.00	1/16/15	6,600	(21,615)
Mylan, Inc.	Deutsche Bank AG	Call	USD	55.00	1/16/15	6,600	(21,615)
Prudential Financial, Inc.	Citibank N.A.	Call	USD	97.50	1/16/15	17,145	(35,233)
TOPIX Index	Morgan Stanley & Co. International PLC	Call	JPY	1,370.22	3/13/15	125,361	(31,134)
TOPIX Index	Goldman Sachs International	Call	JPY	1,490.61	6/12/15	92,686	(10,821)
Rowan Cos. PLC	Goldman Sachs International	Put	USD	32.00	7/18/14	13,900	(9,035)
Russell 2000 Index	Bank of America N.A.	Put	USD	990.37	7/18/14	1,232	(198)
Russell 2000 Index	Citibank N.A.	Put	USD	989.70	7/18/14	1,221	(191)
S&P 500 Index	BNP Paribas S.A.	Put	USD	1,703.48	7/18/14	717	(412)
S&P 500 Index	Credit Suisse International	Put	USD	1,790.00	7/18/14	704	(704)
S&P 500 Index	JPMorgan Chase Bank N.A.	Put	USD	1,688.80	7/18/14	723	(269)
MSCI Emerging Markets Index	Bank of America N.A.	Put	USD	951.91	8/15/14	1,392	(4,479)
Russell 2000 Index	Credit Suisse International	Put	USD	1,072.92	8/15/14	1,030	(3,468)
S&P 500 Index	BNP Paribas S.A.	Put	USD	1,782.11	8/15/14	686	(2,286)
S&P 500 Index	Goldman Sachs International	Put	USD	1,706.98	8/15/14	501	(840)
Cimarex Energy Co.	Citibank N.A.	Put	USD	120.00	9/19/14	1,340	(2,077)
Cimarex Energy Co.	Goldman Sachs International	Put	USD	120.00	9/19/14	1,332	(2,065)
Dresser-Rand Group, Inc.	Deutsche Bank AG	Put	USD	55.00	9/19/14	2,709	(1,896)
Kodiak Oil & Gas Corp.	Morgan Stanley & Co. International PLC	Put	USD	13.00	9/19/14	13,477	(8,086)
Pioneer Natural Resources	Citibank N.A.	Put	USD	225.00	9/19/14	1,324	(14,034)
CONSOL Energy, Inc.	UBS AG	Put	USD	43.00	10/17/14	5,343	(7,694)
EOG Resources, Inc.	Goldman Sachs International	Put	USD	110.00	10/17/14	2,600	(10,465)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	55

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

•	OTC options written as of June 30, 2014 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Oceaneering International, Inc.	Citibank N.A.	Put	USD	70.00	10/17/14	2,701	$(3,646)
Oceaneering International, Inc.	Credit Suisse International	Put	USD	70.00	10/17/14	2,671	(3,606)
Oasis Petroleum, Inc.	Deutsche Bank AG	Put	USD	49.00	11/21/14	1,300	(2,795)
Phillips 66	Citibank N.A.	Put	USD	82.50	11/21/14	2,633	(16,720)
Phillips 66	Deutsche Bank AG	Put	USD	80.00	11/21/14	2,672	(13,226)
TOPIX Index	Citibank N.A.	Put	JPY	1,047.55	12/12/14	69,335	(4,047)
TOPIX Index	UBS AG	Put	JPY	1,094.64	12/12/14	68,785	(6,968)
Ocean Rig UDW, Inc.	Goldman Sachs International	Put	USD	17.50	12/19/14	6,690	(7,192)
Anadarko Petroleum Corp.	Deutsche Bank AG	Put	USD	97.50	1/16/15	6,500	(26,650)
CONSOL Energy, Inc.	Goldman Sachs International	Put	USD	42.00	1/16/15	8,065	(17,138)
Diamondback Energy, Inc.	Citibank N.A.	Put	USD	70.00	1/16/15	4,028	(13,292)
Gulfport Energy Corp.	Deutsche Bank AG	Put	USD	60.00	1/16/15	8,000	(48,800)
Hess Corp.	Citibank N.A.	Put	USD	95.00	1/16/15	2,600	(11,960)
Marathon Petroleum Corp.	Goldman Sachs International	Put	USD	77.50	1/16/15	5,100	(33,915)
Mylan, Inc.	Bank of America N.A.	Put	USD	42.00	1/16/15	6,600	(8,782)
Mylan, Inc.	Deutsche Bank AG	Put	USD	42.00	1/16/15	6,600	(8,782)
Pfizer, Inc.	Citibank N.A.	Put	USD	28.00	1/16/15	26,963	(24,329)
Phillips 66	Barclays Bank PLC	Put	USD	85.00	1/16/15	2,633	(23,170)
Phillips 66	Citibank N.A.	Put	USD	85.00	1/16/15	1,300	(11,440)
Phillips 66	Goldman Sachs International	Put	USD	90.00	1/16/15	1,331	(16,904)
Phillips 66	Morgan Stanley & Co. International PLC	Put	USD	80.00	1/16/15	2,671	(15,492)
Phillips 66	UBS AG	Put	USD	85.00	1/16/15	1,333	(11,730)
Transocean, Inc.	Goldman Sachs International	Put	USD	38.00	1/16/15	7,999	(9,079)
Coach, Inc.	Bank of America N.A.	Put	USD	42.50	2/20/15	5,566	(50,841)
TOPIX Index	Morgan Stanley & Co. International PLC	Put	JPY	1,045.08	3/13/15	125,361	(12,997)
TOPIX Index	Goldman Sachs International	Put	JPY	1,136.91	6/12/15	92,686	(40,092)
Total							$(1,072,849)

•	OTC interest rate swaptions written as of June 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
	Goldman Sachs
10-Year Interest Rate Swap	International	Call	2.60%	Pay	3-month LIBOR	9/15/14	USD	3,419	$(22,260)
	Goldman Sachs
10-Year Interest Rate Swap	International	Call	2.60%	Pay	3-month LIBOR	9/15/14	USD	5,290	(34,441)
	Goldman Sachs
5-Year Interest Rate Swap	International	Call	1.70%	Pay	3-month LIBOR	9/26/14	USD	5,422	(16,596)
Total									$(73,297)

•	Centrally cleared credit default swaps — buy protection outstanding as of June 30, 2014 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.HY Series 22 Version 2	5.00%	Chicago Mercantile	6/20/19	USD	1,119	$(22,576)

•	OTC credit default swaps — buy protection outstanding as of June 30, 2014 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Transocean, Inc.	1.00%	Barclays Bank PLC	6/20/19	USD	133	$2,293	$3,313	$(1,020)
Transocean, Inc.	1.00%	Barclays Bank PLC	6/20/19	USD	132	2,285	2,160	125
Transocean, Inc.	1.00%	Barclays Bank PLC	6/20/19	USD	132	2,285	2,451	(166)
Transocean, Inc.	1.00%	Barclays Bank PLC	6/20/19	USD	97	1,675	2,544	(869)
Transocean, Inc.	1.00%	Barclays Bank PLC	6/20/19	USD	61	1,053	1,477	(424)

See Notes to Financial Statements.

56	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

•	OTC credit default swaps — buy protection outstanding as of June 30, 2014 were as follows: (concluded)

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Transocean, Inc.	1.00%	Barclays Bank PLC	6/20/19	USD	40	$688	$994	$(306)
Transocean, Inc.	1.00%	Citibank N.A.	6/20/19	USD	93	1,605	2,069	(464)
Transocean, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/19	USD	85	1,473	2,047	(574)
Transocean, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/19	USD	24	414	576	(162)
Total						$13,771	$17,631	$(3,860)

•	OTC total return swaps outstanding as of June 30, 2014 were as follows:

Reference Entity	Fixed Amount/ Floating Rate	Counterparty	Expiration Date	Contract Amount/ Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
KOSPI 200 Future Contract September 2014	KRW 528,814,200[1]	Citibank N.A.	9/11/14	KRW	4	$(7,525)	—	$(7,525)
Siloam International Hospitals	1-month LIBOR plus 0.75%[2]	Citibank N.A.	3/13/15	USD	62	18,149	—	18,149
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 13,175,000[1]	BNP Paribas S.A.	3/31/16	JPY	5	9,674	—	9,674
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 13,400,0001	BNP Paribas S.A.	3/31/16	JPY	5	7,453	—	7,453
SGX Nikkei Stock Average Dividend Point Index Future December 2017	JPY 13,925,000[1]	BNP Paribas S.A.	3/31/17	JPY	5	8,785	—	8,785
SGX Nikkei Stock Average Dividend Point Index Future December 2017	JPY 14,175,000[1]	BNP Paribas S.A.	3/31/17	JPY	5	6,317	—	6,317
Total						$42,853	—	$42,853

[1]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

[2]	Fund pays the total return of the reference entity and receives the floating rate. Net payment made at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	57

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$370,870	—	$370,870
Austria	—	11,383	—	11,383
Belgium	$121,366	139,372	—	260,738
Brazil	2,433,309	—	—	2,433,309
Canada	5,123,379	—	—	5,123,379
Chile	186,102	—	—	186,102
China	855,759	1,994,424	—	2,850,183
Denmark	—	170,796	—	170,796
France	1,211,334	10,403,633	—	11,614,967
Germany	—	5,514,056	—	5,514,056
Hong Kong	68,003	1,814,055	—	1,882,058
India	—	405,789	—	405,789
Indonesia	168,585	—	—	168,585
Ireland	370,209	665,508	—	1,035,717
Israel	51,680	—	—	51,680
Italy	295,966	1,004,714	—	1,300,680
Japan	—	26,963,072	—	26,963,072
Kazakhstan	220,437	—	—	220,437
Malaysia	442,013	361,260	—	803,273
Mexico	1,054,402	—	—	1,054,402
Netherlands	1,271,925	2,383,589	—	3,655,514
Norway	—	374,307	—	374,307
Portugal	—	134,339	—	134,339
Russia	87,097	—	—	87,097
Singapore	—	1,698,537	—	1,698,537
South Africa	—	148,694	—	148,694
South Korea	89,502	1,931,475	—	2,020,977
Spain	—	440,529	—	440,529
Sweden	—	1,127,687	—	1,127,687
Switzerland	81,661	6,270,078	—	6,351,739
Taiwan	126,253	333,143	—	459,396
Thailand	427,132	—	—	427,132
United Arab Emirates	411,512	—	—	411,512
United Kingdom	2,378,317	6,754,572	—	9,132,889
United States	86,412,075	1,256,581	—	87,668,656
Corporate Bonds	—	16,103,364	$1,356,268	17,459,632
Floating Rate Loan Interests	—	2,652,209	779,657	3,431,866
Foreign Agency Obligations	—	84,421	—	84,421
Foreign Government Obligations	—	21,501,010	—	21,501,010
Investment Companies	3,118,781	—	—	3,118,781
Preferred Securities	3,336,637	2,289,730	1,665,607	7,291,974
U.S. Treasury Obligations	—	15,045,061	—	15,045,061
Warrants	6,093	92,907	—	99,000
Short-Term Securities:
Foreign Agency Obligations	—	5,562,924	—	5,562,924
Money Market Funds	556,874	1,217,608	—	1,774,482
Time Deposits	—	140,304	—	140,304
U.S. Treasury Obligations	—	24,098,864	—	24,098,864
Options Purchased:
Equity Contracts	208,462	2,381,965	—	2,590,427
Interest Rate Contracts	—	463,572	—	463,572
Liabilities:
Investments:
Investments Sold Short	—	(146,321)	—	(146,321)
Total	$111,114,865	$164,160,081	$3,801,532	$279,076,478

See Notes to Financial Statements.

58	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Consolidated Schedule of Investments (concluded)	BlackRock Global Allocation Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$125	—	$125
Equity contracts	$46,445	50,378	—	96,823
Foreign currency exchange contracts	—	56,734	—	56,734
Liabilities:
Credit contracts	—	(26,561)	—	(26,561)
Equity contracts	(237,884)	(1,108,664)	—	(1,346,548)
Foreign currency exchange contracts	—	(303,550)	—	(303,550)
Interest rate contracts	—	(73,297)	—	(73,297)
Total	$(191,439)	$(1,404,835)	—	$(1,596,274)

[1]     Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$105,613	—	—	$105,613
Foreign currency at value	4,056	—	—	4,056
Cash pledged for centrally cleared swaps	60,000	—	—	60,000
Liabilities:
Cash received as collateral for OTC derivatives	—	$(1,400,000)	—	(1,400,000)
Collateral on securities loaned at value	—	(1,217,608)	—	(1,217,608)
Total	$169,669	$(2,617,608)	—	$(2,447,939)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2014.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Securities	Total
Assets:
Opening balance, as of December 31, 2013	$515,858	$2,795,664	$1,162,765	—	$4,474,287
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	(270,162)	(1,328,208)	(356,399)	—	(1,954,769)
Other[2]	(245,696)	—	—	$245,696	—
Accrued discounts/premiums	—	313	2,004	—	2,317
Net realized gain (loss)	—	(546)	694	—	148
Net change in unrealized appreciation/depreciation[3]	—	(115,315)	15,900	32,947	(66,468)
Purchases	—	30,544	—	1,386,964	1,417,508
Sales	—	(26,184)	(45,307)	—	(71,491)
Closing balance, as of June 30, 2014	—	$1,356,268	$779,657	$1,665,607	$3,801,532

Net change in unrealized appreciation/depreciation on investments still held at June 30, 2014[3]	—	$(115,315)	$15,900	$32,947	$(66,468)

[2]	Certain Level 3 investments were re-classified between Common Stocks and Preferred Securities.

[3]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at June 30, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	59

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Airlines — 0.0%
Southwest Airlines Co.		877	$23,556
Auto Components — 1.6%
The Goodyear Tire & Rubber Co.		27,036	751,066
Banks — 0.5%
Citigroup, Inc.		4,730	222,783
Capital Markets — 1.6%
American Capital, Ltd. (a)		50,475	771,763
Chemicals — 0.7%
Advanced Emissions Solutions, Inc. (a)		660	15,134
Huntsman Corp.		10,909	306,543

			321,677
Communications Equipment — 0.5%
Nokia OYJ		29,799	225,280
Consumer Finance — 1.8%
Ally Financial Inc. (a)		17,050	407,666
Ally Financial Inc. (a)		14,880	355,781
Ally Financial Inc. (a)		3,677	87,917

			851,364
Diversified Telecommunication Services — 0.0%
Broadview Networks Holdings, Inc. (a)		5,362	10,992
Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)		14,935	—
Insurance — 0.9%
American International Group, Inc.		7,938	433,256
Media — 0.2%
Cengage Learning Acquisitions, Inc. (Thomson Learning) (a)		2,849	99,715
Paper & Forest Products — 0.5%
Ainsworth Lumber Co. Ltd. (a)		33,259	86,338
Ainsworth Lumber Co. Ltd. (a)		22,274	57,822
Ainsworth Lumber Co. Ltd. (a)(b)		15,671	40,681
NewPage Corp.		528	39,600

			224,441
Trading Companies & Distributors — 0.2%
HD Supply Holdings, Inc. (a)		3,460	98,229
Total Common Stocks — 8.5%			4,034,122

Corporate Bonds	Par (000)
Aerospace & Defense — 1.0%
Spirit AeroSystems, Inc., 5.25%, 3/15/22 (b)	USD	110	111,650
TransDigm, Inc.:
6.00%, 7/15/22 (b)		210	215,775
6.50%, 7/15/24 (b)		140	145,775

			473,200
Airlines — 1.2%
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (b)		200	209,750
Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18		120	128,400
National Air Cargo Group, Inc.:
12.38%, 8/16/15		57	56,792
12.38%, 8/16/15		58	57,678
Virgin Australia Trust, Series 2013-1C, 7.13%, 10/23/18 (b)		124	129,063

			581,683

Corporate Bonds	Par (000)		Value
Auto Components — 2.2%
CTP Transportation Products LLC/CTP Finance, Inc., 8.25%, 12/15/19 (b)	USD	35	$37,713
Delphi Corp.:
6.13%, 5/15/21		5	5,588
5.00%, 2/15/23		20	21,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		8	8,090
4.88%, 3/15/19 (c)		139	143,170
6.00%, 8/01/20		57	61,061
5.88%, 2/01/22 (c)		89	93,227
IDQ Holdings, Inc., 11.50%, 4/01/17 (b)		85	93,713
Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (b)		25	27,187
Schaeffler Finance BV, 2.75%, 5/15/19	EUR	100	137,068
Schaeffler Holding Finance BV, 6.88% (6.88% Cash or 7.38% PIK), 8/15/18 (d)		200	288,238
Servus Luxembourg Holding SCA, 7.75%, 6/15/18		81	119,709

			1,036,264
Automobiles — 0.4%
General Motors Co.:
4.88%, 10/02/23 (b)	USD	10	10,525
6.25%, 10/02/43 (b)		151	173,273

			183,798
Banks — 0.2%
CIT Group, Inc.:
6.63%, 4/01/18 (b)		20	22,450
5.50%, 2/15/19 (b)		78	84,533

			106,983
Beverages — 0.3%
Hydra Dutch Holdings 2BV, 5.83%, 4/15/19 (e)	EUR	100	135,903
Building Products — 1.2%
Builders FirstSource, Inc., 7.63%, 6/01/21 (b)	USD	68	72,760
Building Materials Corp. of America, 6.75%, 5/01/21 (b)		25	26,937
CPG Merger Sub LLC, 8.00%, 10/01/21 (b)		70	73,675
The Hillman Group, Inc., 6.38%, 7/15/22 (b)		30	30,000
Ply Gem Industries, Inc., 6.50%, 2/01/22 (b)		105	101,587
The Ryland Group, Inc., 6.63%, 5/01/20		80	86,800
USG Corp.:
9.75%, 1/15/18		70	83,825
5.88%, 11/01/21 (b)		75	79,500

			555,084
Capital Markets — 0.2%
E*Trade Financial Corp.:
0.00%, 8/31/19 (b)(f)(g)		37	76,266
Series A, 0.00%, 8/31/19 (f)(g)		1	2,061

			78,327
Chemicals — 2.3%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B, 5.75%, 2/01/21	EUR	100	146,518
Axiall Corp., 4.88%, 5/15/23	USD	14	13,930
Celanese US Holdings LLC:
5.88%, 6/15/21		22	24,255
4.63%, 11/15/22		20	20,100
Chemtura Corp., 5.75%, 7/15/21		31	32,163

See Notes to Financial Statements.

60	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Chemicals (concluded)
Huntsman International LLC:
8.63%, 3/15/20	USD	5	$5,413
4.88%, 11/15/20		36	37,260
8.63%, 3/15/21		65	71,825
INEOS Finance PLC, 8.38%, 2/15/19 (b)		100	109,250
INEOS Group Holdings SA:
6.50%, 8/15/18	EUR	150	214,124
5.75%, 2/15/19		100	141,380
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18	USD	15	15,150
Nufarm Australia Ltd., 6.38%, 10/15/19 (b)		38	39,757
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20		29	31,610
PolyOne Corp.:
7.38%, 9/15/20		40	43,450
5.25%, 3/15/23		42	43,155
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		102	105,825
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75%, 2/01/19		15	16,163

			1,111,328
Commercial Services & Supplies — 4.8%
ADS Waste Holdings, Inc., 8.25%, 10/01/20		33	35,557
Algeco Scotsman Global Finance PLC, 9.00%, 10/15/18	EUR	100	145,841
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (b)		185	213,675
Ceridian LLC, 8.88%, 7/15/19 (b)	USD	243	274,590
Covanta Holding Corp.:
6.38%, 10/01/22		45	48,825
5.88%, 3/01/24		33	34,114
Garda World Security Corp., 7.25%, 11/15/21 (b)		25	26,281
HD Supply, Inc.:
8.13%, 4/15/19		205	225,244
11.00%, 4/15/20		223	262,861
7.50%, 7/15/20		197	215,223
The Hertz Corp.:
4.25%, 4/01/18		30	30,750
6.75%, 4/15/19		10	10,600
7.38%, 1/15/21		80	86,800
Igloo Holdings Corp., 8.25% (8.25% Cash or 9.00% PIK), 12/15/17 (b)(d)		55	56,100
International Lease Finance Corp., 8.63%, 9/15/15		30	32,475
IVS F. SpA, 7.13%, 4/01/20	EUR	100	146,897
Laureate Education, Inc., 9.25%, 9/01/19 (b)	USD	135	139,050
Mobile Mini, Inc., 7.88%, 12/01/20		40	43,800
Verisure Holding AB, 8.75%, 9/01/18	EUR	100	147,063
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (b)	USD	85	91,800

			2,267,546
Communications Equipment — 0.3%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29		102	100,980
CommScope, Inc.:
5.00%, 6/15/21 (b)		30	30,600
5.50%, 6/15/24 (b)		30	30,487

			162,067

Corporate Bonds	Par (000)		Value
Computer Services — 0.4%
SunGard Data Systems, Inc.:
7.38%, 11/15/18	USD	77	$81,331
6.63%, 11/01/19		100	105,250

			186,581
Construction & Engineering — 1.6%
Aguila 3 SA, 7.88%, 1/31/18 (b)		150	158,250
Aldesa Financial Services SA, 7.25%, 4/01/21	EUR	100	142,750
Astaldi SpA, 7.13%, 12/01/20		100	149,418
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (b)	USD	92	98,210
Modular Space Corp., 10.25%, 1/31/19 (b)		187	196,817

			745,445
Consumer Finance — 1.5%
Ally Financial Inc.:
8.00%, 3/15/20		33	40,095
7.50%, 9/15/20		20	24,100
8.00%, 11/01/31		353	450,957
8.00%, 11/01/31		106	135,547
DFC Finance Corp., 10.50%, 6/15/20 (b)		60	61,275

			711,974
Containers & Packaging — 1.6%
Berry Plastics Corp., 9.75%, 1/15/21		25	28,500
Beverage Packaging Holdings Luxembourg II SA:
5.63%, 12/15/16 (b)		39	39,975
6.00%, 6/15/17 (b)		65	66,625
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		12	12,840
Reynolds Group Issuer, Inc.:
7.88%, 8/15/19 (c)		290	315,737
9.88%, 8/15/19		100	110,750
5.75%, 10/15/20		18	18,990
6.88%, 2/15/21		100	107,913
Signode Industrial Group Luxembourg SA/Signode Industrial Group US, Inc., 6.38%, 5/01/22 (b)		38	38,475
Tekni-Plex, Inc., 9.75%, 6/01/19 (b)		26	29,055

			768,860
Distributors — 0.0%
VWR Funding, Inc., 7.25%, 9/15/17		15	15,863
Diversified Financial Services — 0.8%
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75%, 2/15/18 (b)		40	43,200
General Motors Financial Co., Inc.:
6.75%, 6/01/18		30	34,313
4.25%, 5/15/23		54	53,933
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (b)		200	210,000
Springleaf Finance Corp.:
7.75%, 10/01/21		6	6,750
8.25%, 10/01/23		10	11,400

			359,596

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	61

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services — 4.2%
Avaya, Inc.:
7.00%, 4/01/19 (b)	USD	45	$45,000
10.50%, 3/01/21 (b)		38	35,055
CenturyLink, Inc.:
5.63%, 4/01/20		75	79,125
6.45%, 6/15/21		15	16,275
Columbus International, Inc., 7.38%, 3/30/21 (b)		205	220,887
Consolidated Communications Finance Co., 10.88%, 6/01/20		65	75,887
Intelsat Jackson Holdings SA:
6.63%, 12/15/22		15	15,656
5.50%, 8/01/23		100	99,500
Intelsat Luxembourg SA, 6.75%, 6/01/18		165	174,694
Level 3 Communications, Inc., 8.88%, 6/01/19		25	27,344
Level 3 Financing, Inc.:
7.00%, 6/01/20		43	46,977
8.63%, 7/15/20		80	89,600
Telecom Italia SpA:
4.88%, 9/25/20	EUR	110	164,095
4.50%, 1/25/21		100	146,208
Telenet Finance III Luxembourg SCA, 6.63%, 2/15/21		200	294,536
TW Telecom Holdings, Inc.:
5.38%, 10/01/22	USD	40	43,750
5.38%, 10/01/22		55	60,156
Wind Acquisition Finance SA:
4.00%, 7/15/20	EUR	110	150,246
4.21%, 7/15/20 (e)		100	138,231
Windstream Corp.:
7.75%, 10/15/20	USD	25	27,094
7.75%, 10/01/21		55	60,087
6.38%, 8/01/23		5	5,069

			2,015,472
Electric Utilities — 0.9%
CE Energy AS, 7.00%, 2/01/21	EUR	100	146,262
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 10.50% (10.50% Cash or 11.25% PIK), 11/01/16 (a)(d)(h)	USD	1,740	276,225

			422,487
Electrical Equipment — 0.1%
GrafTech International Ltd., 6.38%, 11/15/20		47	48,410
Energy Equipment & Services — 1.3%
Atwood Oceanics, Inc., 6.50%, 2/01/20		81	86,366
CGG SA, 6.50%, 6/01/21		80	79,400
Gulfmark Offshore, Inc., 6.38%, 3/15/22		25	26,000
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		49	50,715
Key Energy Services, Inc., 6.75%, 3/01/21		30	31,200
Pacific Drilling SA, 5.38%, 6/01/20 (b)		67	65,660
Parker Drilling Co.:
7.50%, 8/01/20		65	70,200
6.75%, 7/15/22 (b)		20	20,800
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (b)		110	117,425
Pioneer Energy Services Corp., 6.13%, 3/15/22 (b)		63	65,284

			613,050

Corporate Bonds	Par (000)		Value
Food & Staples Retailing — 0.1%
Rite Aid Corp.:
9.25%, 3/15/20	USD	15	$17,100
6.75%, 6/15/21		39	42,217

			59,317
Food Products — 0.6%
R&R Ice Cream PLC, 9.25% (9.25% Cash or 9.85% PIK), 5/15/18 (d)	EUR	180	252,020
Smithfield Foods, Inc., 5.88%, 8/01/21 (b)	USD	21	22,208

			274,228
Health Care Equipment & Supplies — 0.6%
Alere, Inc.:
8.63%, 10/01/18		47	49,585
6.50%, 6/15/20		13	13,650
Biomet, Inc., 6.50%, 10/01/20		50	53,375
DJO Finance LLC/DJO Finance Corp., 8.75%, 3/15/18		34	36,550
Hologic, Inc., 6.25%, 8/01/20		106	111,830

			264,990
Health Care Providers & Services — 3.0%
Acadia Healthcare Co, Inc., 5.13%, 7/01/22 (b)		25	25,063
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.:
7.75%, 2/15/19		70	74,550
6.00%, 10/15/21		20	21,200
Catamaran Corp., 4.75%, 3/15/21		50	50,500
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		43	45,096
6.88%, 2/01/22 (b)		108	114,480
DaVita HealthCare Partners, Inc., 5.13%, 7/15/24		111	111,694
HCA, Inc.:
3.75%, 3/15/19		39	39,341
6.50%, 2/15/20		90	101,250
5.88%, 3/15/22		66	71,527
4.75%, 5/01/23		23	22,971
5.88%, 5/01/23		80	83,700
5.00%, 3/15/24		15	15,207
Kindred Healthcare, Inc., 6.38%, 4/15/22 (b)		20	20,100
MPH Acquisition Holdings LLC, 6.63%, 4/01/22 (b)		25	26,187
Symbion, Inc., 8.00%, 6/15/16		65	67,925
Teleflex, Inc., 6.88%, 6/01/19		55	58,163
Tenet Healthcare Corp.:
6.25%, 11/01/18		24	26,640
5.00%, 3/01/19 (b)		95	96,306
4.75%, 6/01/20		50	51,125
6.00%, 10/01/20		66	71,610
4.50%, 4/01/21		68	68,425
4.38%, 10/01/21		12	11,925
8.13%, 4/01/22		81	93,757
Truven Health Analytics, Inc., 10.63%, 6/01/20		60	65,850

			1,434,592
Hotels, Restaurants & Leisure — 3.9%
ARAMARK Services, Inc., 5.75%, 3/15/20		84	88,830
Brunswick Corp., 4.63%, 5/15/21 (b)		43	42,893
Caesars Entertainment Operating Co., Inc.:
9.00%, 2/15/20		302	252,547
9.00%, 2/15/20		173	144,023

See Notes to Financial Statements.

62	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Hotels, Restaurants & Leisure (concluded)
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 6/01/24 (b)	USD	25	$25,313
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	150	213,097
Greektown Holdings LLC/Greektown Mothership Corp., 8.88%, 3/15/19 (b)	USD	35	35,700
Intralot Finance Luxembourg SA, 9.75%, 8/15/18	EUR	100	156,614
MGM Resorts International:
7.50%, 6/01/16	USD	17	18,764
8.63%, 2/01/19		3	3,574
6.75%, 10/01/20		10	11,163
6.63%, 12/15/21		14	15,575
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (b)		142	146,970
Pinnacle Entertainment, Inc., 6.38%, 8/01/21		37	39,035
Six Flags Entertainment Corp., 5.25%, 1/15/21 (b)		97	99,425
Snai SpA, 7.63%, 6/15/18	EUR	100	148,569
Station Casinos LLC, 7.50%, 3/01/21	USD	88	96,140
Sterling Entertainment Enterprises LLC, 9.75%, 11/25/19		150	153,000
Travelport LLC/Travelport Holdings, Inc.:
13.88% (11.34% Cash or 13.88% PIK), 3/01/16 (b)(d)		134	138,261
11.88%, 9/01/16 (b)		7	6,755
Waterford Gaming LLC/Waterford Gaming Financial Corp., 8.63%, 9/15/14 (b)		55	3,297

			1,839,545
Household Durables — 3.0%
Allegion US Holding Co., Inc., 5.75%, 10/01/21 (b)		56	58,940
Beazer Homes USA, Inc.:
6.63%, 4/15/18		70	74,550
5.75%, 6/15/19 (b)		75	75,000
7.50%, 9/15/21		65	68,900
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (b)		70	74,025
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (b)		44	45,760
D.R. Horton, Inc., 4.38%, 9/15/22		25	24,781
Jarden Corp., 7.50%, 5/01/17		30	34,050
K. Hovnanian Enterprises, Inc.:
7.00%, 1/15/19 (b)		13	13,260
7.25%, 10/15/20 (b)		58	62,930
9.13%, 11/15/20 (b)		15	16,725
KB Home:
4.75%, 5/15/19		60	60,450
7.00%, 12/15/21		44	47,960
7.50%, 9/15/22		17	18,870
Lennar Corp., 4.50%, 6/15/19		9	9,214
Magnolia BC SA, 9.00%, 8/01/20	EUR	200	290,292
PulteGroup, Inc., 6.38%, 5/15/33	USD	10	10,050
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		180	196,200
Standard Pacific Corp., 8.38%, 1/15/21		80	94,800
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23		26	26,000

Corporate Bonds	Par (000)		Value
Household Durables (concluded)
Weyerhaeuser Real Estate Co.:
4.38%, 6/15/19 (b)	USD	50	$50,125
5.88%, 6/15/24 (b)		35	36,006
William Lyon Homes, Inc., 8.50%, 11/15/20		50	55,937

			1,444,825
Household Products — 0.3%
Spectrum Brands, Inc.:
6.38%, 11/15/20		120	129,000
6.63%, 11/15/22		10	10,825

			139,825
Independent Power and Renewable Electricity Producers — 0.8%
Calpine Corp.:
7.50%, 2/15/21 (b)		13	14,105
6.00%, 1/15/22 (b)		21	22,628
5.88%, 1/15/24 (b)		65	68,575
Mirant Mid-Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17		50	53,456
NRG Energy, Inc.:
8.25%, 9/01/20		85	92,863
7.88%, 5/15/21		17	18,849
6.63%, 3/15/23		10	10,825
6.25%, 5/01/24 (b)		90	94,050

			375,351
Insurance — 0.6%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (b)		78	82,387
CNO Financial Group, Inc., 6.38%, 10/01/20 (b)		34	36,720
Hockey Merger Sub 2, Inc., 7.88%, 10/01/21 (b)		27	28,924
MGIC Investment Corp., 2.00%, 4/01/20 (f)		8	11,910
Radian Group, Inc.:
3.00%, 11/15/17 (f)		10	14,463
2.25%, 3/01/19 (f)		22	32,973
5.50%, 6/01/19		77	78,636

			286,013
Internet Software & Services — 0.7%
IAC/InterActiveCorp., 4.88%, 11/30/18		48	50,040
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		120	130,800
10.13%, 7/01/20		131	151,633

			332,473
IT Services — 0.3%
APX Group, Inc.:
6.38%, 12/01/19		14	14,525
8.75%, 12/01/20		42	42,630
WEX, Inc., 4.75%, 2/01/23 (b)		68	65,790

			122,945
Life Sciences Tools & Services — 0.3%
Jaguar Holding Co. I, 9.38% (9.38% Cash or 10.13% PIK), 10/15/17 (b)(d)		67	69,345
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (b)		80	87,400

			156,745

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	63

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Machinery — 0.9%
Amsted Industries, Inc., 5.00%, 3/15/22 (b)	USD	52	$52,000
CNH Industrial Finance Europe SA, 2.75%, 3/18/19	EUR	100	138,836
Gates Global LLC/Gates Global Co., 5.75%, 7/15/22		100	136,245
Jurassic Holdings III, Inc., 6.88%, 2/15/21 (b)	USD	31	31,620
SPX Corp., 6.88%, 9/01/17		30	33,750
Titan International, Inc., 6.88%, 10/01/20		55	55,825

			448,276
Media — 6.1%
Altice SA, 7.25%, 5/15/22	EUR	100	145,146
AMC Networks, Inc.:
7.75%, 7/15/21	USD	60	67,125
4.75%, 12/15/22		19	19,000
Cablevision Systems Corp., 5.88%, 9/15/22		95	96,781
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., 5.63%, 2/15/24 (b)		12	12,390
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		75	76,125
5.13%, 2/15/23		60	60,525
Cengage Learning Acquisitions, Inc., 0.00%, 4/15/20 (g)		166	—
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (b)		70	69,737
Clear Channel Communications, Inc.:
9.00%, 12/15/19		56	59,710
9.00%, 3/01/21		67	71,690
Clear Channel Worldwide Holdings, Inc.:
Series B, 7.63%, 3/15/20		51	55,016
Series B, 6.50%, 11/15/22 (c)		185	199,337
DISH DBS Corp.:
4.25%, 4/01/18		50	52,000
5.13%, 5/01/20		76	79,895
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (b)		25	26,937
Gannett Co., Inc.:
5.13%, 10/15/19 (b)		29	30,015
5.13%, 7/15/20 (b)		15	15,394
6.38%, 10/15/23 (b)		41	43,767
Gray Television, Inc., 7.50%, 10/01/20		53	57,107
Harron Communications LP/Harron Finance Corp., 9.13%, 4/01/20 (b)		60	66,900
Interactive Data Corp., 5.88%, 4/15/19 (b)		88	89,320
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (b)		23	25,185
MDC Partners, Inc., 6.75%, 4/01/20 (b)		82	86,510
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (b)		40	41,400
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)		75	80,813
Nexstar Broadcasting, Inc., 6.88%, 11/15/20		28	30,170
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (b)		30	30,225
Numericable Group SA:
4.88%, 5/15/19 (b)		200	205,250
6.00%, 5/15/22 (b)		200	208,000
ProQuest LLC/ProQuest Notes Co., 9.00%, 10/15/18 (b)		32	33,840
Radio One, Inc., 9.25%, 2/15/20 (b)		57	61,703
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (b)		45	48,150

Corporate Bonds	Par (000)		Value
Media (concluded)
Regal Entertainment Group, 5.75%, 2/01/25	USD	18	$18,225
Unitymedia Hessen GmbH & Co. KG, 7.50%, 3/15/19		230	245,525
Unitymedia KabelBW GmbH, 9.50%, 3/15/21	EUR	135	210,948
Univision Communications, Inc.:
8.50%, 5/15/21 (b)	USD	75	83,156
5.13%, 5/15/23 (b)		19	20,116
Wave Holdco LLC/Wave Holdco Corp., 8.25% (8.25% Cash or 9.00% PIK), 7/15/19 (b)(d)		75	76,969

			2,900,102
Metals & Mining — 2.9%
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	100	141,380
First Quantum Minerals Ltd., 6.75%, 2/15/20 (b)	USD	62	63,860
FMG Resources August 2006 Property Ltd., 6.00%, 4/01/17 (b)		6	6,195
Global Brass & Copper, Inc., 9.50%, 6/01/19		50	57,000
Kaiser Aluminum Corp., 8.25%, 6/01/20		45	50,625
Novelis, Inc., 8.75%, 12/15/20 (c)		365	405,150
Ryerson, Inc./Joseph T. Ryerson & Son, Inc., 9.00%, 10/15/17		55	58,850
S&B Minerals Finance Sca S&B Industrial Minerals North America Inc, 9.25%, 8/15/20	EUR	100	153,978
Steel Dynamics, Inc.:
6.38%, 8/15/22	USD	45	48,937
5.25%, 4/15/23		33	34,155
Taseko Mines Ltd., 7.75%, 4/15/19		48	48,240
ThyssenKrupp AG, 3.13%, 10/25/19	EUR	60	85,650
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (b)	USD	226	245,210

			1,399,230
Oil, Gas & Consumable Fuels — 14.0%
Access Midstream Partners LP/ACMP Finance Corp.:
5.88%, 4/15/21		75	80,250
6.13%, 7/15/22		90	99,450
4.88%, 5/15/23		59	62,171
4.88%, 3/15/24		36	38,025
Alpha Natural Resources, Inc., 3.75%, 12/15/17 (f)		92	79,465
Antero Resources Finance Corp.:
6.00%, 12/01/20		25	26,813
5.38%, 11/01/21		56	58,100
Arch Coal, Inc.:
7.00%, 6/15/19		47	35,603
7.25%, 10/01/20		20	14,900
7.25%, 6/15/21		15	10,950
Athlon Holdings LP/Athlon Finance Corp.:
7.38%, 4/15/21 (b)		47	51,230
6.00%, 5/01/22 (b)		38	39,330
Atlas Pipeline Partners LP/Atlas Pipeline
Finance Corp., 5.88%, 8/01/23		13	13,228
Baytex Energy Corp.:
5.13%, 6/01/21 (b)		20	20,125
5.63%, 6/01/24 (b)		17	17,064
Berry Petroleum Co. LLC:
6.75%, 11/01/20		26	27,365
6.38%, 9/15/22		20	21,300
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		72	77,040
Calfrac Holdings LP, 7.50%, 12/01/20 (b)		49	52,675

See Notes to Financial Statements.

64	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Carrizo Oil & Gas, Inc.:
8.63%, 10/15/18	USD	50	$52,687
7.50%, 9/15/20		50	54,875
Chaparral Energy, Inc., 7.63%, 11/15/22		40	43,200
Chesapeake Energy Corp.:
6.63%, 8/15/20		88	101,200
6.88%, 11/15/20		38	44,080
5.75%, 3/15/23		62	68,894
Cimarex Energy Co., 4.38%, 6/01/24		35	35,656
Concho Resources Inc.:
5.50%, 10/01/22		63	67,804
5.50%, 4/01/23		121	130,075
CONSOL Energy, Inc.:
8.25%, 4/01/20		11	11,908
5.88%, 4/15/22 (b)		227	237,783
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.13%, 3/01/22 (b)		57	59,993
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (b)		119	125,545
Denbury Resources, Inc., 5.50%, 5/01/22		11	11,248
Diamondback Energy, Inc., 7.63%, 10/01/21 (b)		97	106,700
Drill Rigs Holdings, Inc., 6.50%, 10/01/17 (b)		60	61,350
El Paso LLC, 7.75%, 1/15/32		88	96,360
Energy Transfer Equity LP:
5.88%, 1/15/24		63	65,835
5.88%, 1/15/24 (b)		125	130,625
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		35	37,275
7.75%, 6/15/19		53	56,710
6.88%, 3/15/24 (b)		25	25,500
EXCO Resources, Inc.:
7.50%, 9/15/18		50	51,250
8.50%, 4/15/22		28	30,240
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		9	9,360
Halcon Resources Corp.:
9.75%, 7/15/20		50	54,563
8.88%, 5/15/21		127	136,525
9.25%, 2/15/22		30	32,775
Hiland Partners LP/Hiland Partners Finance Corp., 7.25%, 10/01/20 (b)		12	13,080
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.63%, 4/15/21 (b)		64	69,920
5.00%, 12/01/24 (b)		53	53,000
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75%, 4/01/22 (b)		30	31,650
Kodiak Oil & Gas Corp.:
8.13%, 12/01/19		53	58,697
5.50%, 2/01/22		33	34,237
Laredo Petroleum, Inc., 7.38%, 5/01/22		85	94,987
Legacy Reserves LP/Legacy Reserves Finance Corp.:
6.63%, 12/01/21		25	25,375
6.63%, 12/01/21 (b)		30	30,450
Linn Energy LLC/Linn Energy Finance Corp.:
6.25%, 11/01/19 (b)		69	72,277
8.63%, 4/15/20		65	70,200
7.75%, 2/01/21		20	21,575
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.50%, 8/15/21		50	54,000
6.25%, 6/15/22		70	76,475

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
MEG Energy Corp., 7.00%, 3/31/24 (b)	USD	281	$309,803
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21		32	33,480
Memorial Resource Development Corp., 5.88%, 7/01/22 (b)		73	73,547
Newfield Exploration Co., 6.88%, 2/01/20		25	26,500
NGPL PipeCo LLC, 7.12%, 12/15/17 (b)		22	22,330
Northern Oil and Gas, Inc., 8.00%, 6/01/20		53	56,577
Oasis Petroleum, Inc.:
7.25%, 2/01/19		40	42,400
6.50%, 11/01/21		50	53,750
6.88%, 1/15/23		40	43,600
Offshore Group Investment Ltd., 7.50%, 11/01/19		93	98,347
Parsley Energy LLC/Parsley Finance Corp., 7.50%, 2/15/22 (b)		70	74,725
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		16	17,440
Peabody Energy Corp.:
6.00%, 11/15/18		49	51,083
6.50%, 9/15/20		45	45,337
6.25%, 11/15/21		30	29,887
7.88%, 11/01/26		85	89,037
Penn Virginia Corp., 8.50%, 5/01/20		64	71,520
Precision Drilling Corp.:
6.63%, 11/15/20		15	16,050
5.25%, 11/15/24 (b)		49	49,245
QEP Resources, Inc.:
5.38%, 10/01/22		56	57,680
5.25%, 5/01/23		55	56,237
Range Resources Corp.:
6.75%, 8/01/20		31	33,325
5.00%, 8/15/22		13	13,780
5.00%, 3/15/23		60	63,900
Regency Energy Partners LP/Regency Energy Finance Corp.:
5.75%, 9/01/20		28	30,170
4.50%, 11/01/23		105	103,950
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (b)		15	16,275
Rose Rock Midstream LP/Rose Rock Finance Corp., 5.63%, 7/15/22 (b)		37	37,463
Rosetta Resources, Inc.:
5.88%, 6/01/22		30	31,350
5.88%, 6/01/24		29	30,160
Sabine Pass Liquefaction LLC:
5.63%, 4/15/23		100	104,250
5.63%, 4/15/23 (b)		177	184,523
5.75%, 5/15/24 (b)		200	208,500
Sabine Pass LNG LP, 7.50%, 11/30/16		100	110,500
Sanchez Energy Corp., 6.13%, 1/15/23 (b)		63	65,047
SandRidge Energy, Inc.:
8.75%, 1/15/20		56	60,200
7.50%, 3/15/21		25	27,094
7.50%, 2/15/23		46	49,910
Seven Generations Energy Ltd., 8.25%, 5/15/20 (b)		197	216,700
Seventy Seven Energy, Inc., 6.50%, 7/15/22 (b)		24	24,600
SM Energy Co.:
6.63%, 2/15/19		25	26,500
6.50%, 1/01/23		10	10,825
5.00%, 1/15/24		64	63,680
Southern Star Central Corp., 5.13%, 7/15/22 (b)		65	65,487
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21		37	40,330

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	65

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.38%, 8/01/22	USD	25	$27,187
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20		16	16,880
Ultra Petroleum Corp., 5.75%, 12/15/18 (b)		68	71,400
Vanguard Natural Resources LLC/VNR Finance Corp., 7.88%, 4/01/20		50	54,125
Whiting Petroleum Corp.:
6.50%, 10/01/18		30	31,275
5.00%, 3/15/19		78	82,095

			6,691,079
Paper & Forest Products — 0.5%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (b)		74	77,977
Clearwater Paper Corp.:
7.13%, 11/01/18		20	21,000
4.50%, 2/01/23		38	36,860
NewPage Corp., 11.38%, 12/31/14 (a)(h)		122	—
PH Glatfelter Co., 5.38%, 10/15/20		40	41,600
Sappi Papier Holding GmbH, 6.63%, 4/15/21 (b)		25	26,375
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (b)		45	47,025

			250,837
Pharmaceuticals — 1.3%
Capsugel SA, 7.00% (7.00% Cash or 7.75% PIK), 5/15/19 (b)(d)		22	22,660
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18		33	33,577
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (b)		26	25,805
Endo Finance LLC & Endo Finco, Inc.:
7.25%, 1/15/22 (b)		12	12,960
5.38%, 1/15/23 (b)		25	24,969
Forest Laboratories, Inc.:
4.38%, 2/01/19 (b)		70	75,517
5.00%, 12/15/21 (b)		46	50,410
Omnicare, Inc., 3.75%, 4/01/42 (f)		48	79,410
Par Pharmaceutical Cos., Inc., 7.38%, 10/15/20		36	38,700
Pinnacle Merger Sub, Inc., 9.50%, 10/01/23 (b)		22	24,448
Salix Pharmaceuticals Ltd., 6.00%, 1/15/21 (b)		20	21,450
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (b)		174	187,485
7.50%, 7/15/21 (b)		22	24,365

			621,756
Professional Services — 0.5%
Ceridian LLC/Comdata, Inc., 8.13%, 11/15/17 (b)		90	90,900
TMF Group Holding BV, 9.88%, 12/01/19	EUR	100	152,020

			242,920
Real Estate Investment Trusts (REITs) — 0.8%
Felcor Lodging LP:
6.75%, 6/01/19	USD	31	32,976
5.63%, 3/01/23		29	29,870
The Geo Group, Inc., 5.88%, 1/15/22		45	47,250
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18 (b)		26	26,845
Host Hotels & Resorts LP, 2.50%, 10/15/29 (b)(f)		20	33,863
iStar Financial, Inc.:
3.00%, 11/15/16 (f)		112	158,690
4.00%, 11/01/17		40	40,150
5.00%, 7/01/19		25	25,000

Corporate Bonds	Par (000)		Value
Real Estate Investment Trusts (REITs) (concluded)
Rayonier AM Products, Inc., 5.50%, 6/01/24 (b)	USD	10	$10,175

			404,819
Real Estate Management & Development — 1.2%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (b)		38	38,000
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (b)		50	56,000
The Howard Hughes Corp., 6.88%, 10/01/21 (b)		44	47,080
Realogy Group LLC:
7.63%, 1/15/20 (b)		50	55,125
9.00%, 1/15/20 (b)		45	51,187
Realogy Group LLC/Realogy Co-Issuer Corp., 4.50%, 4/15/19 (b)		143	142,643
RPG Byty Sro, 6.75%, 5/01/20	EUR	100	143,092
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (b)	USD	45	45,675
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (a)(h)		15	—

			578,802
Road & Rail — 0.6%
Florida East Coast Holdings Corp.:
6.75%, 5/01/19 (b)		98	103,513
9.75%, 5/01/20 (b)		45	47,531
JCH Parent, Inc., 10.50% (10.50% Cash or 11.25% PIK), 3/15/19 (b)(d)		119	119,297
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (b)		34	34,680

			305,021
Semiconductors & Semiconductor Equipment — 0.2%
Advanced Micro Devices, Inc., 7.75%, 8/01/20		24	25,590
NXP BV/NXP Funding LLC, 3.75%, 6/01/18 (b)		85	85,213

			110,803
Software — 2.7%
Audatex North America, Inc.:
6.00%, 6/15/21 (b)		70	74,725
6.13%, 11/01/23 (b)		30	32,025
BMC Software Finance, Inc., 8.13%, 7/15/21 (b)		40	41,150
Epicor Software Corp., 8.63%, 5/01/19		90	96,863
First Data Corp.:
7.38%, 6/15/19 (b)		115	123,481
8.25%, 1/15/21 (b)		70	76,650
11.25%, 1/15/21		5	5,838
10.63%, 6/15/21		108	125,820
11.75%, 8/15/21		173	205,221
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% (7.13% Cash or 7.88% PIK), 5/01/21 (b)(d)		106	108,385
Infor US, Inc., 9.38%, 4/01/19		157	174,859
Nuance Communications, Inc., 5.38%, 8/15/20 (b)		120	124,200
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (b)		101	111,100

			1,300,317
Specialty Retail — 1.4%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		70	77,700
CST Brands, Inc., 5.00%, 5/01/23		56	56,000
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8.00%, 6/01/21 (b)		42	42,840

See Notes to Financial Statements.

66	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Specialty Retail (concluded)
Guitar Center, Inc., 9.63%, 4/15/20 (b)	USD	30	$28,575
Limited Brands, Inc., 5.63%, 2/15/22		20	21,650
Michaels Stores, Inc., 7.75%, 11/01/18		35	37,013
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (b)		147	158,393
Party City Holdings, Inc., 8.88%, 8/01/20		32	35,440
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75% (8.75% Cash or 9.50% PIK), 8/15/19 (b)(d)		27	27,574
Penske Automotive Group, Inc., 5.75%, 10/01/22		84	88,410
Sally Holdings LLC/Sally Capital, Inc., 5.50%, 11/01/23		60	61,800
Sonic Automotive, Inc., 5.00%, 5/15/23		13	12,773

			648,168
Textiles, Apparel & Luxury Goods — 0.3%
Levi Strauss & Co., 6.88%, 5/01/22		20	22,050
Quiksilver, Inc./QS Wholesale, Inc., 7.88%, 8/01/18 (b)		15	15,225
Springs Industries, Inc., 6.25%, 6/01/21		59	60,180
The William Carter Co., 5.25%, 8/15/21 (b)		34	35,445

			132,900
Thrifts & Mortgage Finance — 0.1%
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (b)		30	31,500
Trading Companies & Distributors — 1.7%
Air Lease Corp., 4.50%, 1/15/16		90	94,219
Aircastle Ltd., 6.25%, 12/01/19		38	41,610
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (b)		70	72,450
Ashtead Capital, Inc., 6.50%, 7/15/22 (b)		90	98,325
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (b)		31	33,093
H&E Equipment Services, Inc., 7.00%, 9/01/22		79	87,295
United Rentals North America, Inc.:
7.38%, 5/15/20		40	44,200
8.25%, 2/01/21		107	119,037
7.63%, 4/15/22		55	61,737
5.75%, 11/15/24		155	161,006

			812,972
Transportation Infrastructure — 0.3%
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	100	145,830
Wireless Telecommunication Services — 4.6%
Digicel Group Ltd., 8.25%, 9/30/20 (b)	USD	240	261,600
Digicel Ltd., 6.00%, 4/15/21 (b)		332	342,790
DigitalGlobe, Inc., 5.25%, 2/01/21		72	71,280
Inmarsat Finance PLC, 4.88%, 5/15/22 (b)		100	101,000
SBA Communications Corp., 4.88%, 7/15/22 (b)		70	69,125
Sprint Capital Corp., 8.75%, 3/15/32		45	51,975
Sprint Communications, Inc.:
9.00%, 11/15/18 (b)		170	206,125
7.00%, 3/01/20 (b)		234	269,100
Sprint Corp.:
7.88%, 9/15/23 (b)		290	322,625
7.13%, 6/15/24 (b)		100	106,000
T-Mobile USA, Inc.:
6.63%, 4/28/21		175	189,437

Corporate Bonds	Par (000)		Value
Wireless Telecommunication Services (concluded)
6.13%, 1/15/22	USD	10	$10,613
6.73%, 4/28/22		80	86,300
6.50%, 1/15/24		75	80,156

			2,168,126
Total Corporate Bonds — 80.8%			38,504,228

Floating Rate Loan Interests (e)
Advertising — 0.1%
Affinion Group, Inc., Initial Second Lien Term Loan, 8.50%, 10/31/18		50	50,063
Aerospace & Defense — 0.5%
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		217	214,860
Air Freight & Logistics — 0.3%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21		33	32,479
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		35	34,165
Ceva Logistics Canada, ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		6	5,890
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), US Term Loan, 6.50%, 3/19/21		48	47,124

			119,658
Airlines — 0.1%
Northwest Airlines, Inc.:
Loan B757-200 (1 Msn 26501 N554Nw), 1.56%, 9/10/18		14	13,502
Loan B757-200 (2) (1 Msn 26498 N551Nw), 1.56%, 9/10/18		14	12,791
Loan B757-300 (2 Msn 32984 N550Nw), 1.56%, 3/10/17		14	12,825
Loan B757-300 (2 Msn 32984 N584Nw), 2.18%, 3/10/17		15	14,835
Loan B757-300 (2) (2 Msn 32983 N583Nw), 2.18%, 3/10/17		15	14,190

			68,143
Biotechnology — 0.2%
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loam, 3.15%, 2/27/21		115	114,517
Building Products — 0.1%
The Hillman Companies, Inc., Term Loan B, 3.50%, 6/13/21		25	25,094
Capital Markets — 0.1%
Gardner Denver, Inc., Initial Dollar Term Loan, 4.25%, 7/30/20		40	39,593
Chemicals — 0.5%
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		191	188,826
Axalta Coating Systems Dutch Holding B B.V. (Axalta Coating Systems U.S. Holdings, Inc.), Refinanced Term B Loan, 4.00%, 2/01/20		10	9,894
Oxea Finance & Cy SCA (Oxea Finance LLC), Term Loan (Second Lien), 8.25%, 7/15/20		35	35,292

			234,012

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	67

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (e)	Par (000)		Value
Commercial Services & Supplies — 0.1%
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19	USD	70	$69,563
Communications Equipment — 0.2%
Alcatel-Lucent USA, Inc., U.S. Term Loan, 4.50%, 1/30/19		116	116,285
Containers & Packaging — 0.0%
Tekni-Plex, Inc., Term Loan, 3.75% - 4.75%, 8/10/19		8	8,433
Diversified Consumer Services — 0.0%
The ServiceMaster Co., Tranche C Term Loan, 4.25%, 1/31/17		10	9,914
Electric Utilities — 0.9%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 6/19/16		60	60,364
Sandy Creek Energy Associates, L.P., Term Loan, 5.00%, 11/09/20		34	34,457
Texas Competitive Electric Holdings Co. LLC (TXU):
2014 Term Loan (Non-Extending), 4.50%, 10/10/14		16	12,808
2016 Revolving Loan (Extending 2011), 4.50%, 10/10/16		50	40,844
2017 Term Loan (Extending), 4.50% - 4.65%, 10/10/17		327	266,924

			415,397
Food & Staples Retailing — 0.1%
BJ’s Wholesale Club, Inc., 2013 (November) Replacement Loan (Second Lien), 8.50%, 3/26/20		30	30,694
Rite Aid Corp., Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		20	20,419

			51,113
Health Care Equipment & Supplies — 0.1%
Mallinckrodt International Finance S.A., Initial Term B Loan, 3.50%, 3/19/21		45	44,887
Health Care Providers & Services — 0.4%
CHS/Community Health Systems, Inc., 2021 Term D Loan, 4.25%, 1/27/21		94	94,980
LHP Operations Co. LLC, Term Loan, 9.00%, 7/03/18		28	26,397
Truven Health Analytics, Inc. (FKA Thomson Reuters (Healthcare), Inc.), New Tranche B Term Loan, 4.50%, 6/06/19		49	48,282

			169,659
Hotels, Restaurants & Leisure — 2.7%
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Company, Inc.):
Term B-6 Loan, 5.25%, 1/28/18		20	18,653
Term B-7 Loan, 8.75%, 1/28/18		333	328,271
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		463	465,472
Diamond Resorts Corp., Term Loan, 5.50%, 5/09/21		75	75,469
ESH Hospitality, Inc., Term Loan, 4.25%, 6/24/19		30	30,238
Hilton Worldwide Finance LLC, Initial Term Loan, 2.50% - 3.50%, 10/26/20		94	94,202
La Quinta Intermediate Holdings LLC, Initial Term Loan, 4.00%, 4/14/21		91	91,439
MGM Resorts International (MGM Grand Detroit LLC), Term B Loan, 3.50%, 12/20/19		14	14,008

Floating Rate Loan Interests (e)	Par (000)		Value
Hotels, Restaurants & Leisure (concluded)
Station Casinos LLC, B Term Loan, 4.25%, 3/02/20	USD	90	$90,665
Travelport LLC (FKA Travelport, Inc.), Tranche 2 Loan, 4.00% - 4.38%, 12/01/16 (d)		90	90,804

			1,299,221
Internet Software & Services — 0.2%
Zayo Group LLC (Zayo Capital, Inc.), Term Loan, 3.00% - 4.00%, 7/02/19		86	86,011
Machinery — 0.6%
Accudyne Industries Borrower S.C.A. / Accudyne Industries LLC (FKA Silver II US Holdings LLC), Refinancing Term Loan, 4.00%, 12/13/19		33	33,233
Gates Global, Inc., Term Loan, 3.25%, 6/11/21		240	239,138

			272,371
Media — 1.3%
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.), Term Loan, 7.00%, 3/31/20		219	221,783
Cengage Learning Acquisitions, Inc. (Thomson Learning), Term Loan, 0.00%, 7/03/14		20	—
Clear Channel Communications, Inc.:
Tranche B Term Loan, 3.80%, 1/29/16		24	24,211
Tranche C Term Loan, 3.80%, 1/29/16		16	15,313
Tranche D Term Loan, 6.90%, 1/30/19		264	262,422
Interactive Data Corp., Term Loan, 4.75%, 5/02/21		100	100,813

			624,542
Metals & Mining — 0.3%
FMG Resources (August 2006) Property Ltd. (FMG America Finance, Inc.), Loan, 3.75%, 6/28/19		126	126,458
Multiline Retail — 0.1%
J.C. Penney Co., Inc., Term Loan, 4.00%, 6/20/19		25	25,063
Oil, Gas & Consumable Fuels — 0.3%
American Energy - Utica LLC, Loan (Second Lien), 11.00%, 9/30/18		99	106,442
Arch Coal, Inc., Term Loan, 6.25%, 5/16/18		50	48,845

			155,287
Pharmaceuticals — 0.1%
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Term Borrowing, 6.50%, 12/31/17		45	45,337
Real Estate Management & Development — 0.0%
Realogy Group LLC (FKA Realogy Corp.), Extended Synthetic Commitment, 4.40%, 10/10/16		9	8,895
Semiconductors & Semiconductor Equipment — 0.2%
Avago Technologies Cayman Ltd. (Avago Technologies Holdings Luxembourg S.à r.l.), Term Loan, 3.00% - 3.75%, 5/06/21		105	105,291
Software — 0.5%
First Data Corp., 2018 Dollar Term Loan, 4.15%, 3/23/18		125	125,156
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/30/20		110	113,812

			238,968

See Notes to Financial Statements.

68	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (e)	Par (000)			Value
Specialty Retail — 0.2%
The Neiman Marcus Group, Inc., Other Term Loan, 4.25%, 10/25/20	USD	75		$74,425
Trading Companies & Distributors — 0.2%
HD Supply, Inc., Term Loan 2014, 4.00%, 6/28/18		117		116,655
Total Floating Rate Loan Interests — 10.4%				4,929,715

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.2%
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (b)(e)		113		116,648

Other Interests (a)(i)	Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp., Escrow		150		1,313
Lear Corp., Escrow		100		875

				2,188
Capital Markets — 0.1%
Lehman Brothers Holdings Capital Trust VII Escrow Bonds		110		21,725
Lehman Brothers Holdings Capital Trust VII Escrow Bonds		30		5,925

				27,650
Household Durables — 0.1%
Stanley-Martin, Class B Membership Units		—	(j)	73,200
Total Other Interests — 0.2%				103,038

Preferred Securities
Capital Trusts	Par (000)
Banks — 0.1%
Citigroup, Inc., Series D, 5.35% (e)(k)		30		28,781
Capital Markets — 0.5%
The Goldman Sachs Group, Inc., 5.70% (e)(k)		142		146,704
Morgan Stanley, Series H, 5.45% (e)(k)		105		106,915

				253,619
Diversified Financial Services — 1.2%
Bank of America Corp.:
Series U, 5.20% (e)(k)		66		63,195
Series V, 5.13% (e)(k)		120		119,550

Preferred Securities	Par (000)		Value
Diversified Financial Services (concluded)
JPMorgan Chase & Co.:
Series Q, 5.15% (e)(k)	USD	25	$23,969
Series S, 6.75% (c)(e)(k)		117	125,921
Series U, 6.13% (c)(e)(k)		119	121,640
Series V, 5.00% (c)(e)(k)		125	124,537

			578,812
Total Capital Trusts — 1.8%			861,212

Preferred Stocks		Shares
Capital Markets — 0.0%
State Street Corp., 5.90% (e)(k)		615	16,113
Consumer Finance — 0.1%
Ally Financial Inc., 8.50% (e)(k)		1,284	35,464
Diversified Financial Services — 0.1%
RBS Capital Funding Trust VI, 6.25% (k)		2,075	50,111
Oil, Gas & Consumable Fuels — 0.1%
Chesapeake Energy Corp., 5.75% (f)(k)		30	39,030
Total Preferred Stocks — 0.3%			140,718

Trust Preferreds
Diversified Financial Services — 1.2%
GMAC Capital Trust I, 8.13%, 2/15/40 (e)		18,676	509,855
RBS Capital Funding Trust VII, 6.08% (k)		2,668	64,299
Total Trust Preferreds — 1.2%			574,154
Total Preferred Securities — 3.3%			1,576,084

Total Long-Term Investments (Cost — $47,077,102) — 103.4%			49,263,835

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (l)(m)		322,212	322,212
Total Short-Term Securities (Cost — $322,212) — 0.7%			322,212
Total Investments (Cost — $47,399,314) — 104.1%			49,586,047
Liabilities in Excess of Other Assets — (4.1)%			(1,955,969)

Net Assets — 100.0%			$47,630,078

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(e)	Variable rate security. Rate shown is as of report date.

(f)	Convertible security.

(g)	Zero-coupon bond.

(h)	Issuer filed for bankruptcy and/or is in default of interest payments.

(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	69

Schedule of Investments (continued)	BlackRock High Yield Portfolio

(j)	Amount is less than $500.

(k)	Security is perpetual in nature and has no stated maturity date.

(l)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at June 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,084,123	(761,911)	322,212	$50

(m)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of June 30, 2014 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Barclays Capital, Inc.	0.60%	10/31/13	Open	$293,263	$294,449
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	367,000	367,414
Deutsche Bank Securities, Inc.	0.58%	5/13/14	Open	153,000	153,118
Deutsche Bank Securities, Inc.	0.58%	6/17/14	Open	119,000	119,027
Deutsche Bank Securities, Inc.	0.58%	6/17/14	Open	112,000	112,025
Deutsche Bank Securities, Inc.	0.58%	6/17/14	Open	113,000	113,026
Deutsche Bank Securities, Inc.	0.58%	6/17/14	Open	132,000	132,030
Deutsche Bank Securities, Inc.	0.58%	6/17/14	Open	86,000	86,019
Total				$1,375,263	$1,377,108

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	Financial futures contracts outstanding as of June 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration		Notional Value	Unrealized Depreciation
(12)	E-Mini S&P 500 Futures	Chicago Mercantile	September 2014	USD	1,171,200	$(9,818)

•	Forward foreign currency exchange contracts outstanding as of June 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	130,000	USD	177,257	Bank of America N.A.	7/23/14	$768
EUR	135,400	USD	184,721	Citibank N.A.	7/23/14	699
EUR	170,000	USD	229,613	Goldman Sachs Bank USA	7/23/14	3,189
USD	21,814	CAD	24,000	Deutsche Bank AG	7/23/14	(664)
USD	137,535	EUR	100,000	Barclays Bank PLC	7/23/14	593
USD	5,058,534	EUR	3,660,000	Barclays Bank PLC	7/23/14	46,453
USD	133,178	EUR	96,000	BNP Paribas S.A.	7/23/14	1,713
USD	131,376	EUR	95,000	Goldman Sachs Bank USA	7/23/14	1,281
Total						$54,032

See Notes to Financial Statements.

70	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock High Yield Portfolio

•	OTC credit default swaps — buy protection outstanding as of June 30, 2014 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Appreciation
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	9	$5,498	$2,028	$3,470
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	9	5,498	2,238	3,260
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	9	5,498	2,273	3,225
Total						$16,494	$6,539	$9,955

•	OTC credit default swaps — sold protection outstanding as of June 30, 2014 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Received	Unrealized Depreciation
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC-	USD	9	$(4,621)	$(814)	$(3,807)
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC-	USD	9	(4,620)	(812)	(3,808)
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC-	USD	9	(4,621)	(667)	(3,954)
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	3/20/16	CCC-	USD	11	(4,168)	(1,324)	(2,844)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	63	(24,150)	(7,528)	(16,622)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	53	(20,166)	(8,135)	(12,031)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	3/20/16	CCC-	USD	8	(2,866)	(1,038)	(1,828)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD	97	(40,656)	(16,805)	(23,851)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD	70	(29,390)	(11,981)	(17,409)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD	35	(14,762)	(6,214)	(8,548)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	9/20/16	CCC-	USD	111	(50,712)	(18,536)	(32,176)
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	3/20/17	CCC-	USD	175	(89,009)	(59,280)	(29,729)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	USD	41	(20,809)	(9,771)	(11,038)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	USD	36	(18,168)	(7,591)	(10,577)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	USD	24	(12,115)	(5,383)	(6,732)
Total							$(340,833)	$(155,879)	$(184,954)

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	71

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]:
Common Stocks	$3,190,394	$396,462	$447,266	$4,034,122
Corporate Bonds	—	38,236,758	267,470	38,504,228
Floating Rate Loan Interests	—	4,590,599	339,116	4,929,715
Non-Agency Mortgage-Backed Securities	—	116,648	—	116,648
Other Interests	—	27,650	75,388	103,038
Preferred Securities	675,842	900,242	—	1,576,084
Short-Term Securities	322,212	—	—	322,212
Unfunded Loan Commitments	—	—	3,241	3,241
Total	$4,188,448	$44,268,359	$1,132,481	$49,589,288

[1] See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$9,955	—	$9,955
Foreign currency exchange contracts	—	54,696	—	54,696
Liabilities:
Credit contracts	—	(184,954)	—	(184,954)
Equity contracts	$(9,818)	—	—	(9,818)
Foreign currency exchange contracts	—	(664)	—	(664)
Total	$(9,818)	$(120,967)	—	$(130,785)

[1]     Derivative financial instruments are financial futures contracts, forward foreign currency exchange contracts and swaps, which are valued at the unrealized appreciation/ depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount, or face value, including accrued interest, for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$5,737	—	—	$5,737
Foreign currency at value	8,764	—	—	8,764
Cash pledged for financial futures contracts	99,000	—	—	99,000
Liabilities:
Reverse repurchase agreements	—	$(1,377,108)	—	(1,377,108)
Total	$113,501	$(1,377,108)	—	$(1,263,607)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2014.

See Notes to Financial Statements.

72	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (concluded)	BlackRock High Yield Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Other Interests	Unfunded Loan Commitments	Total
Assets:
Opening Balance, as of December 31, 2013	$475,147	$408,352	$446,227	$113,640	$71,138	—	$1,514,504
Transfers into Level 3	—	—	58,274	—	—	—	58,274
Transfers out of Level 3	(19,142)	(133,250)	(40,250)	(113,640)	—	—	(306,282)
Accrued discounts/premiums	—	—	1,865	—	—	—	1,865
Net realized gain (loss)	8,023	(250,000)	13,751	—	—	—	(228,226)
Net change in unrealized appreciation/depreciation[1,2]	38,511	253,000	(2,302)	—	4,250	$3,241	296,700
Purchases	—	—	133,721	—	—	—	133,721
Sales	(55,273)	(10,632)	(272,170)	—	—	—	(338,075)
Closing Balance, as of June 30, 2014	$447,266	$267,470	$339,116	—	$75,388	$3,241	$1,132,481

Net change in unrealized appreciation/depreciation on investments still held at June 30, 2014[2]	$38,511	$3,000	$10,628	—	$4,250	$3,241	$56,389

[1]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.
[2]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at June 30, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	73

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.4%
Rockwell Collins, Inc.	9,300	$726,702
Airlines — 2.2%
Delta Air Lines, Inc.	39,800	1,541,056
Southwest Airlines Co.	40,600	1,090,516
United Continental Holdings, Inc. (a)	32,189	1,322,002

		3,953,574
Auto Components — 2.5%
BorgWarner, Inc.	19,940	1,299,889
TRW Automotive Holdings Corp.	36,402	3,258,707

		4,558,596
Banks — 12.2%
Bank of America Corp.	301,339	4,631,580
Citigroup, Inc.	80,793	3,805,350
JPMorgan Chase & Co.	94,165	5,425,787
SunTrust Banks, Inc.	59,900	2,399,594
U.S. Bancorp	113,575	4,920,069
Wells Fargo & Co.	18,100	951,336

		22,133,716
Beverages — 2.0%
Dr. Pepper Snapple Group, Inc.	37,900	2,220,182
Molson Coors Brewing Co., Class B	19,800	1,468,368

		3,688,550
Biotechnology — 2.6%
Amgen, Inc.	15,300	1,811,061
Biogen Idec, Inc.	9,210	2,904,005

		4,715,066
Capital Markets — 1.1%
The Goldman Sachs Group, Inc.	11,499	1,925,393
Chemicals — 1.0%
Cabot Corp.	12,749	739,314
The Dow Chemical Co.	21,500	1,106,390

		1,845,704
Commercial Services & Supplies — 0.7%
Tyco International Ltd.	28,850	1,315,560
Communications Equipment — 3.6%
Brocade Communications Systems, Inc.	143,156	1,317,035
Cisco Systems, Inc.	120,200	2,986,970
QUALCOMM, Inc.	27,100	2,146,320

		6,450,325
Construction & Engineering — 0.3%
AECOM Technology Corp.	15,000	483,000
Consumer Finance — 2.4%
Discover Financial Services	69,000	4,276,620
Containers & Packaging — 1.2%
Packaging Corp. of America	30,541	2,183,376
Electronic Equipment, Instruments & Components — 0.8%
TE Connectivity Ltd.	21,900	1,354,296
Energy Equipment & Services — 4.6%
Halliburton Co.	35,200	2,499,552
Oceaneering International, Inc.	13,650	1,066,475
Schlumberger Ltd.	41,000	4,835,950

		8,401,977
Food & Staples Retailing — 2.8%
CVS Caremark Corp.	66,675	5,025,295
Health Care Equipment & Supplies — 1.4%
Medtronic, Inc.	40,600	2,588,656

Common Stocks	Shares	Value
Health Care Providers & Services — 5.5%
Aetna, Inc.	35,700	$2,894,556
McKesson Corp.	15,600	2,904,876
UnitedHealth Group, Inc.	27,000	2,207,250
Universal Health Services, Inc., Class B	21,052	2,015,939

		10,022,621
Hotels, Restaurants & Leisure — 0.9%
Las Vegas Sands Corp.	21,300	1,623,486
Household Durables — 0.6%
Whirlpool Corp.	7,540	1,049,719
Industrial Conglomerates — 2.5%
3M Co.	31,125	4,458,345
Insurance — 4.6%
American International Group, Inc.	78,600	4,289,988
Genworth Financial, Inc., Class A	116,000	2,018,400
The Travelers Cos., Inc.	22,300	2,097,761

		8,406,149
Internet & Catalog Retail — 0.8%
The Priceline Group, Inc.	1,180	1,419,540
Internet Software & Services — 4.5%
Facebook, Inc., Class A	15,000	1,009,350
Google, Inc., Class A	5,085	2,973,047
Google, Inc., Class C	5,055	2,908,040
VeriSign, Inc. (a)	24,500	1,195,845

		8,086,282
IT Services — 4.2%
Alliance Data Systems Corp.	4,100	1,153,125
Cognizant Technology Solutions Corp., Class A (a)	31,000	1,516,210
MasterCard Inc., Class A	54,400	3,996,768
Total System Services, Inc.	29,290	919,999

		7,586,102
Machinery — 1.9%
Kennametal, Inc.	15,800	731,224
Parker Hannifin Corp.	12,778	1,606,578
WABCO Holdings, Inc.	10,800	1,153,656

		3,491,458
Media — 2.9%
Comcast Corp., Class A	96,400	5,174,752
Multiline Retail — 0.6%
Macy’s, Inc.	20,200	1,172,004
Oil, Gas & Consumable Fuels — 5.5%
BP PLC — ADR	42,500	2,241,875
Exxon Mobil Corp.	6,850	689,658
Marathon Petroleum Corp.	30,619	2,390,425
PBF Energy, Inc., Class A	15,638	416,753
Suncor Energy, Inc.	74,060	3,157,178
Tesoro Corp.	17,118	1,004,313

		9,900,202
Paper & Forest Products — 0.5%
Domtar Corp.	19,800	848,430
Pharmaceuticals — 7.2%
Johnson & Johnson	7,400	774,188
Merck & Co., Inc.	80,590	4,662,131
Mylan, Inc. (b)	39,411	2,032,031
Pfizer, Inc.	90,350	2,681,588
Salix Pharmaceuticals Ltd.	9,053	1,116,688

See Notes to Financial Statements.

74	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Teva Pharmaceutical Industries Ltd. — ADR	34,561	$1,811,688

		13,078,314
Road & Rail — 0.9%
Norfolk Southern Corp.	11,700	1,205,451
Union Pacific Corp.	4,800	478,800

		1,684,251
Semiconductors & Semiconductor Equipment — 0.9%
Micron Technology, Inc.	50,400	1,660,680
Software — 2.5%
CA, Inc.	9,025	259,379
Microsoft Corp.	27,500	1,146,750
Oracle Corp.	56,500	2,289,945
Symantec Corp.	34,300	785,470

		4,481,544
Specialty Retail — 3.3%
Lowe’s Cos., Inc.	87,100	4,179,929
Ross Stores, Inc.	27,600	1,825,188

		6,005,117
Technology Hardware, Storage & Peripherals — 6.8%
Apple Inc.	37,240	3,460,713
EMC Corp.	121,200	3,192,408
Hewlett-Packard Co.	55,377	1,865,097

Common Stocks	Shares	Value
Technology Hardware, Storage & Peripherals (concluded)
NetApp, Inc.	7,257	$265,026
SanDisk Corp.	11,200	1,169,616
Western Digital Corp.	26,020	2,401,646

		12,354,506
Total Long-Term Investments (Cost — $136,324,879) — 98.4%		178,129,908

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)(d)	2,895,861	2,895,861

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.18% (c)(d)(e)	$2,054	2,053,769
Total Short-Term Securities (Cost — $4,949,630) — 2.7%		4,949,630
Total Investments (Cost — $141,274,509) — 101.1%		183,079,538
Liabilities in Excess of Other Assets — (1.1)%		(1,991,368)

Net Assets — 100.0%		$181,088,170

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Net Activity	Shares/Beneficial Interest Held at June 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,387,873	507,988	2,895,861	$725
BlackRock Liquidity Series, LLC, Money Market Series	$1,077,665	$976,104	$2,053,769	$961

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	75

Schedule of Investments (concluded)	BlackRock Large Cap Core Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$178,129,908	—	—	$178,129,908
Short-Term Securities	2,895,861	$2,053,769	—	4,949,630
Total	$181,025,769	$2,053,769	—	$183,079,538

[1]	See above Schedule of Investments for values in each industry.

The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, collateral on securities loaned at value of $2,053,769 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

76	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock Money Market Portfolio
(Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Domestic — 5.8%
BMO Harris Bank N.A., 0.19%, 8/14/14	$1,500	$1,500,000
Citibank N.A.:
0.23%, 11/07/14	2,000	2,000,000
0.24%, 11/21/14	2,000	2,000,000
Wells Fargo Bank N.A.:
0.22%, 11/26/14 (a)	2,000	2,000,000
0.23%, 5/21/15 (a)	750	750,000

		8,250,000
Euro — 0.7%
National Australia Bank Ltd., London, 0.23%, 10/23/14 (a)	1,000	1,000,000
Yankee (b) — 23.2%
Australia and New Zealand Banking Group Ltd., New York, 0.22%, 2/25/15 (a)	1,000	1,000,000
Bank of Montreal, Chicago:
0.22%, 1/08/15 (a)	1,000	1,000,000
0.23%, 4/09/15 (a)	1,500	1,500,000
Bank of Nova Scotia, Houston:
0.29%, 8/08/14 (a)	1,000	1,000,000
0.20%, 1/06/15 (a)	1,000	1,000,000
0.48%, 1/14/15 (a)	200	200,259
Canadian Imperial Bank of Commerce, New York:
0.29%, 12/01/14 (a)	2,625	2,625,000
0.22%, 6/17/15 (a)	1,400	1,400,000
Credit Industriel Et Commercial, New York, 0.32%, 10/14/14	500	500,000
Deutsche Bank A.G., New York, 0.32%, 8/22/14 (a)	1,000	1,000,000
Mizuho Bank Ltd., New York, 0.23%, 8/27/14	1,000	999,968
National Australia Bank Ltd., New York, 0.24%, 8/08/14 (a)	1,000	1,000,012
National Bank of Canada, New York:
0.35%, 8/21/14	500	500,070
0.30%, 9/08/14 (a)	900	900,000
0.26%, 12/19/14	1,500	1,500,000
0.22%, 12/20/14 (a)	1,000	1,000,000
Natixis, New York, 0.27%, 9/03/14 (c)	1,800	1,799,966
Rabobank Nederland N.V., New York:
0.27%, 9/16/14 (a)	2,000	2,000,000
0.35%, 1/12/15	1,000	1,000,000
0.28%, 3/17/15 (a)	1,000	1,000,000
Royal Bank of Canada, New York:
0.29%, 10/10/14 (a)	1,000	1,000,000
0.27%, 1/21/15 (a)	1,500	1,500,000
Skandinaviska Enskilda Banken, New York:
0.25%, 8/12/14	400	400,014
0.25%, 10/06/14	1,500	1,500,000
0.42%, 11/07/14 (a)	300	300,163
Societe Generale, New York, 0.33%, 9/03/14 (c)	1,000	1,000,000
Sumitomo Mitsui Banking Corp., New York, 0.25%, 9/12/14	1,500	1,499,970
UBS AG, Stamford, 0.22%, 9/05/14 (a)	750	750,000
Westpac Banking Corp., New York, 0.23%, 5/05/15 (a)	2,000	2,000,000

		32,875,422
Total Certificates of Deposit — 29.7%		42,125,422

Commercial Paper	Par (000)	Value
Antalis US Funding Corp.:
0.24%, 8/11/14 (d)	$750	$749,795
0.24%, 8/22/14 (d)	1,500	1,499,480
Aspen Funding Corp., 0.34%, 8/29/14 (d)	1,000	999,443
Barton Capital LLC, 0.25%, 8/06/14 (d)	250	249,937
Bedford Row Funding Corp.:
0.25%, 11/03/14 (d)	1,500	1,498,698
0.26%, 1/26/15 (d)	900	898,641
BNP Paribas Finance, Inc., 0.30%, 7/07/14 (d)	400	399,980
BPCE SA, 0.15%, 7/07/14 (d)	800	799,980
Cafco LLC, 0.24%, 8/19/14 (d)	1,500	1,499,510
Cancara Asset Securitisation LLC, 0.18%, 8/22/14 (d)	1,500	1,499,610
Collateralized Commercial Paper Co. LLC:
0.30%, 8/12/14 (d)	2,000	1,999,300
0.28%, 9/24/14 (d)	1,000	999,339
0.26%, 10/03/14 (d)	700	699,525
0.25%, 12/01/14 (d)	1,500	1,498,406
Commonwealth Bank of Australia:
0.23%, 9/11/14 (a)	600	600,014
0.23%, 11/24/14 (a)	1,500	1,500,000
0.23%, 4/23/15 (a)	1,000	999,959
0.23%, 5/11/15 (a)(e)	1,500	1,500,000
CRC Funding LLC, 0.23%, 12/15/14 (d)	1,000	998,933
Credit Agricole North America, Inc., 0.25%, 9/04/14 (d)	1,500	1,499,323
Credit Suisse, 0.30%, 11/14/14 (d)	1,500	1,498,328
DnB Bank ASA, 0.25%, 9/09/14 (d)	620	619,699
General Electric Capital Corp., 0.20%, 8/04/14 (d)	250	249,953
HSBC Bank PLC:
0.25%, 9/09/14 (a)(e)	1,000	1,000,000
0.25%, 9/11/14 (a)	1,000	1,000,000
0.25%, 11/19/14 (a)	1,500	1,500,000
0.22%, 5/08/15 (a)	1,500	1,500,000
ING US Funding LLC:
0.28%, 8/01/14 (d)	1,500	1,499,638
0.25%, 9/02/14 (d)	1,000	999,563
Kells Funding LLC:
0.23%, 10/14/14 (a)(e)	1,000	1,000,000
0.23%, 2/13/15 (a)(e)	1,500	1,500,064
0.23%, 2/23/15 (a)(e)	1,500	1,500,060
Nordea Bank AB, 0.24%, 8/12/14 (d)	1,500	1,499,580
Old Line Funding LLC:
0.23%, 9/15/14 (d)	1,000	999,514
0.22%, 12/05/14 (d)	500	499,520
Sheffield Receivables Corp., 0.20%, 8/15/14 (d)	1,000	999,750
Skandinaviska Enskilda Banken AB, 0.24%, 11/07/14 (d)	1,500	1,498,710
Starbird Funding Corp., 0.10%, 7/07/14 (d)	6,500	6,499,892
Sumitomo Mitsui Banking Corp.:
0.24%, 8/06/14 (d)	2,000	1,999,520
0.25%, 12/01/14 (d)	1,500	1,498,406
Victory Receivables Corp., 0.10%, 7/07/14 (d)	5,000	4,999,917
Westpac Banking Corp., 0.26%, 7/09/14 (a)	1,045	1,045,000
Total Commercial Paper — 40.8%		57,796,987

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	77

Schedule of Investments (continued)	BlackRock Money Market Portfolio
(Percentages shown are based on Net Assets)

Corporate Notes	Par (000)		Value
Commonwealth Bank of Australia, 3.50%, 3/19/15 (e)	$	800	$817,895
Jets Stadium Development LLC, 0.12%, 7/07/14 (a)(e)		1,500	1,500,000
National Australia Bank Ltd., 2.00%, 3/09/15		1,500	1,516,889
Svenska Handelsbanken AB, 0.28%, 12/15/14 (a)(e)		1,200	1,200,000
Toronto Dominion Bank, 0.53%, 7/14/14 (a)		565	565,065
Westpac Banking Corp., 4.20%, 2/27/15		1,310	1,343,550
Total Corporate Notes — 4.9%			6,943,399

Municipal Bonds (c)
Catawba County RB (Catawba Valley Medical Center Project) Series 2009 VRDN (Branch Banking & Trust Co. LOC), 0.15%, 7/07/14		4,285	4,285,000
Houston Utility System RB (First Lien Water Revenue Project) Series 2004B-3 VRDN (Sumitomo Mitsui Banking Corp. LOC), 0.05%, 7/07/14		3,000	3,000,000
New York City IDRB (New York Law School Project) Series 2006A VRDN (JPMorgan Chase Bank N.A. LOC), 0.03%, 7/07/14		1,640	1,640,000
Rhode Island Housing & Mortgage Finance Corp. RB (Groves at Johnston Project) Series 2006 VRDN (Freddie Mac Guaranty), 0.06%, 7/07/14		3,300	3,300,000
Total Municipal Bonds — 8.6%			12,225,000

Time Deposits — 1.4%
ING Bank N.V., 0.10%, 7/07/14		2,000	2,000,000

U.S. Government Sponsored Agency Obligations (a)
Fannie Mae Variable Rate Notes, 0.12%, 2/27/15		1,000	999,834
Freddie Mac Variable Rate Notes, 0.14%, 11/25/15		1,000	1,000,000
Total U.S. Government Sponsored Agency Obligations — 1.4%			1,999,834

U.S. Treasury Obligations
U.S. Treasury Bills: (d)
0.13%, 3/05/15		1,500	1,498,714
0.11%, 6/25/15		1,000	998,878
U.S. Treasury Notes, 0.25%, 1/31/15		1,000	1,000,548
Total U.S. Treasury Obligations — 2.5%			3,498,140

Repurchase Agreements	Par (000)		Value
Barclays Capital, Inc., 0.22%, 9/10/14 (Purchased on 6/10/14 to be repurchased at $1,000,562, collateralized by various U.S. government sponsored agency obligations, 4.00% to 6.40% due from 1/25/26 to 6/01/61, aggregate original par and fair value of $4,091,744 and $1,044,075, respectively)	$	1,000	$1,000,000
Total Value of Barclays Capital, Inc. (collateral value of $1,044,075)			1,000,000
Deutsche Bank Securities, Inc., 0.12%, 7/01/14 (c) (Purchased on 5/29/14 to be repurchased at $2,000,220, collateralized by various corporate/debt obligations, 0.00% due at 9/18/14, aggregate original par and fair value of $2,101,430 and $2,100,001, respectively)		2,000	2,000,000
Deutsche Bank Securities, Inc., 0.15%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $9,759,041, collateralized by various U.S. government sponsored agency obligations, 2.50% to 4.50% due from 10/20/41 to 7/16/42, aggregate original par and fair value of $36,585,141 and $10,569,120, respectively)		9,759	9,759,000
Total Value of Deutsche Bank Securities, Inc. (collateral value of $12,669,121)			11,759,000
Mizuho Securities USA, Inc., 1.11%, 8/01/14 (c) (Purchased on 3/04/13 to be repurchased at $1,726,995, collateralized by various U.S. government sponsored agency and U.S. Treasury obligations, 3.00% to 8.88% due from 2/15/19 to 10/25/41, aggregate original par and fair value of $13,251,087 and $1,816,452, respectively)		1,700	1,700,000
Total Value of Mizuho Securities USA, Inc. (collateral value of $1,816,452)			1,700,000
Wells Fargo Securities, LLC, 0.46%, 7/16/14 (Purchased on 4/16/14 to be repurchased at $1,201,395, collateralized by various corporate/debt obligations, 1.17% to 4.88% due from 3/15/42 to 1/15/87, aggregate original par and fair value of $1,415,317 and $1,260,931, respectively)		1,200	1,200,000
Wells Fargo Securities, LLC, 0.38%, 8/07/14 (Purchased on 5/08/14 to be repurchased at $750,720, collateralized by various corporate/debt obligations, 0.00% to 1.95% due from 12/01/26 to 1/15/87, aggregate original par and fair value of $1,011,856 and $787,585, respectively)		750	750,000
Total Value of Wells Fargo Securities, LLC (collateral value of $2,048,516)			1,950,000
Total Repurchase Agreements — 11.6%			16,409,000

See Notes to Financial Statements.

78	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (concluded)	BlackRock Money Market Portfolio
(Percentages shown are based on Net Assets)

Value
Total Investments (Cost — $ 142,997,782*) — 100.9%	$142,997,782
Liabilities in Excess of Other Assets — (0.9)%	(1,268,510)

Net Assets — 100.0%	$141,729,272

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Variable rate security. Rate shown is as of report date.

(b)	Issuer is a U.S. branch of a foreign domiciled bank.

(c)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(d)	Rate shown reflects the discount rate at the time of purchase.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$142,997,782	—	$142,997,782

[1]	See above Schedule of Investments for values in each security type.

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	79

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
ACE Securities Corp. Home Equity Loan Trust, Series 2003-OP1, Class A2, 0.87%, 12/25/33 (a)	USD	23	$20,667
AmeriCredit Automobile Receivables Trust:
Series 2012-3, Class C, 2.42%, 5/08/18		100	102,241
Series 2012-4, Class B, 1.31%, 11/08/17		45	45,278
Series 2012-4, Class C, 1.93%, 8/08/18		70	71,135
Series 2012-5, Class C, 1.69%, 11/08/18		115	116,145
Series 2013-4, Class B, 1.66%, 9/10/18		30	30,205
Series 2013-4, Class C, 2.72%, 9/09/19		20	20,492
Series 2013-4, Class D, 3.31%, 10/08/19		40	41,457
Series 2013-5, Class B, 1.52%, 1/08/19		30	30,074
Series 2013-5, Class C, 2.29%, 11/08/19		15	15,178
Series 2014-1, Class B, 1.68%, 7/08/19		60	60,194
Apidos CLO XVI, Series 2013-16A, Class A1, 1.71%, 1/19/25 (a)(b)		95	94,767
AUTO ABS, Series 2012-2, Class A, 2.80%, 4/27/25	EUR	54	74,222
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (b)	USD	112	112,182
Chrysler Capital Auto Receivables Trust:
Series 2013-BA, Class A2, 0.56%, 12/15/16 (b)		87	87,171
Series 2013-BA, Class A4, 1.27%, 3/15/19 (b)		60	60,209
Series 2013-BA, Class B, 1.78%, 6/17/19 (b)		30	30,133
Series 2013-BA, Class C, 2.24%, 9/16/19 (b)		30	30,116
Series 2013-BA, Class D, 2.89%, 10/15/20 (b)		25	25,364
Series 2014-AA, Class B, 1.76%, 8/15/19 (b)		30	30,023
Series 2014-AA, Class C, 2.28%, 11/15/19 (b)		40	40,059
CIFC Funding Ltd., Series 2014-2A, Class A1L, 1.73%, 5/24/26 (a)(b)		250	249,375
Countrywide Asset-Backed Certificates:
Series 2003-BC3, Class A2, 0.77%, 9/25/33 (a)		27	25,686
Series 2004-5, Class A, 1.05%, 10/25/34 (a)		32	31,218
Credit Acceptance Auto Loan Trust,
Series 2014-1A, Class A, 1.55%, 10/15/21 (b)		250	250,760
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.46%, 10/20/43 (a)(b)		82	80,347
DT Auto Owner Trust, Series 2012-1A, Class D, 4.94%, 7/16/18 (b)		250	254,865
Ford Credit Floorplan Master Owner Trust:
Series 2012-4, Class D, 2.09%, 9/15/16		100	100,255
Series 2012-5, Class C, 2.14%, 9/15/19		100	101,186
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 5/15/18		60	61,967
KKR Financial CLO Corp., Series 2007-AA, Class A, 0.98%, 10/15/17 (a)(b)		94	93,627
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 0.75%, 12/25/34 (a)		35	32,539
Nelnet Student Loan Trust:
Series 2008-3, Class A4, 1.88%, 11/25/24 (a)		135	141,785

Asset-Backed Securities	Par (000)		Value
Series 2014-2A, Class A3, 1.01%, 7/27/37 (a)(b)	USD	100	$99,435
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.41%, 6/25/35 (a)		20	19,809
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.51%, 8/23/24 (a)(b)		200	198,200
OneMain Financial Issuance Trust, Series 2014-1A, Class A, 2.43%, 6/18/24 (b)		230	229,995
Option One Mortgage Acceptance Corp. Asset Back Certificates, Series 2003-4, Class A2, 0.79%, 7/25/33 (a)		56	51,853
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 1.38%, 7/22/25 (a)(b)		250	245,965
OZLM Funding Ltd., Series 2012-2A, Class A1, 1.72%, 10/30/23 (a)(b)		250	249,788
PFS Financing Corp., Series 2013-AA, Class B, 1.25%, 2/16/16 (a)(b)		170	170,616
Prestige Auto Receivables Trust:
Series 2013-1A, Class A2, 1.09%, 2/15/18 (b)		58	57,802
Series 2013-1A, Class A3, 1.33%, 5/15/19 (b)		100	100,293
Series 2014-1A, Class A2, 0.97%, 3/15/18 (b)		100	100,021
RASC Trust, Series 2003-KS5, Class AIIB, 0.73%, 7/25/33 (a)		25	21,939
Santander Drive Auto Receivables Trust:
Series 2012-1, Class B, 2.72%, 5/16/16		37	37,149
Series 2012-1, Class C, 3.78%, 11/15/17		70	71,860
Series 2012-3, Class B, 1.94%, 12/15/16		160	161,070
Series 2012-5, Class C, 2.70%, 8/15/18		50	51,397
Series 2013-2, Class B, 1.33%, 3/15/18		200	201,330
Series 2013-3, Class B, 1.19%, 5/15/18		180	180,592
Series 2013-4, Class C, 3.25%, 1/15/20		80	83,491
Series 2013-5, Class B, 1.55%, 10/15/18		240	241,411
Series 2013-5, Class C, 2.25%, 6/17/19		115	116,063
Series 2013-A, Class C, 3.12%, 10/15/19 (b)		50	51,612
Series 2013-A, Class D, 3.78%, 10/15/19 (b)		30	31,585
Series 2014-1, Class B, 1.59%, 10/15/18		245	246,236
Series 2014-1, Class C, 2.36%, 4/15/20		110	111,809
Series 2014-2, Class B, 1.62%, 2/15/19		130	130,763
Series 2014-2, Class C, 2.33%, 11/15/19		175	176,709
Series 2014-2, Class D, 2.76%, 2/18/20		55	55,652
Series 2014-3, Class B, 1.45%, 5/15/19		40	40,019
Series 2014-S4, Class R, 1.43%, 4/16/19 (b)		77	76,617
Series 2014-S5, Class R, 1.43%, 6/18/19 (b)		73	73,056
Series 2014-S6, Class R, 1.43%, 12/17/19 (b)		90	90,192
SASCO Mortgage Loan Trust, Series 2005-GEL2, Class A, 0.43%, 4/25/35 (a)		9	8,484
Scholar Funding Trust:
Series 2011-A, Class A, 1.13%, 10/28/43 (a)(b)		84	84,622
Series 2013-A, Class A, 0.80%, 1/30/45 (a)(b)		269	267,144

See Notes to Financial Statements.

80	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
SLM Private Credit Student Loan Trust:
Series 2002-A, Class A2, 0.78%, 12/16/30 (a)	USD	93	$91,680
Series 2004-B, Class A2, 0.43%, 6/15/21 (a)		105	103,645
Series 2005-B, Class A2, 0.41%, 3/15/23 (a)		98	97,445
Series 2006-A, Class A4, 0.42%, 12/15/23 (a)		245	242,067
SLM Private Education Loan Trust:
Series 2011-A, Class A3, 2.65%, 1/15/43 (a)(b)		200	213,507
Series 2011-C, Class A2A, 3.40%, 10/17/44 (a)(b)		100	107,580
Series 2011-C, Class A2B, 4.54%, 10/17/44 (b)		100	107,561
Series 2012-A, Class A1, 1.55%, 8/15/25 (a)(b)		53	53,620
Series 2012-A, Class A2, 3.83%, 1/17/45 (b)		205	215,929
Series 2012-D, Class A2, 2.95%, 2/15/46 (b)		310	321,818
Series 2013-A, Class A1, 0.75%, 8/15/22 (a)(b)		73	72,940
Series 2013-A, Class A2A, 1.77%, 5/17/27 (b)		100	99,241
Series 2013-B, Class A2A, 1.85%, 6/17/30 (b)		480	474,160
Series 2013-C, Class A2A, 2.94%, 10/15/31 (b)		135	139,087
SLM Student Loan Trust:
Series 2008-5, Class A4, 1.93%, 7/25/23 (a)		267	280,029
Series 2013-C, Class A2B, 1.55%, 10/15/31 (a)(b)		100	102,326
SpringCastle America Funding LLC:
Series 2013-1A, Class A, 3.75%, 4/03/21 (b)		244	246,492
Series 2013-1A, Class B, 4.00%, 12/03/24 (b)		175	175,398
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.45%, 1/25/35 (a)		69	64,878
Vibrant CLO Ltd., Series 2012-1A, Class A1, 1.72%, 7/17/24 (a)(b)		500	499,599
World Financial Network Credit Card Master Trust, Series 2012-C, Class A, 2.23%, 8/15/22		220	221,788
Total Asset-Backed Securities — 15.2%			10,626,291

Corporate Bonds
Air Freight & Logistics — 0.2%
FedEx Corp.:
4.90%, 1/15/34		95	101,961
5.10%, 1/15/44		30	32,462

			134,423
Airlines — 0.0%
United Continental Holdings, Inc., Series B,
6.00%, 7/15/28		40	38,500

Corporate Bonds	Par (000)		Value
Auto Components — 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17	USD	20	$20,225
4.88%, 3/15/19		25	25,750
6.00%, 8/01/20		30	32,137

			78,112
Automobiles — 0.1%
General Motors Co.:
4.88%, 10/02/23 (b)		45	47,363
6.25%, 10/02/43 (b)		25	28,687

			76,050
Banks — 2.4%
Citigroup, Inc.:
4.45%, 1/10/17		50	53,850
2.50%, 9/26/18		81	82,320
6.68%, 9/13/43		25	31,123
4.95%, 11/07/43		25	26,695
5.30%, 5/06/44		40	41,722
HSBC Bank Brasil SA - Banco Multiplo, 4.00%, 5/11/16 (b)		330	342,375
HSBC Holdings PLC, 6.50%, 5/02/36		100	122,838
HSBC USA, Inc.:
2.25%, 6/23/19		100	100,330
3.50%, 6/23/24		100	100,284
Macquarie Bank Ltd.:
1.65%, 3/24/17 (b)		60	60,349
2.60%, 6/24/19 (b)		195	196,233
Royal Bank of Scotland Group PLC:
1.88%, 3/31/17		102	102,909
6.00%, 12/19/23		45	48,654
5.13%, 5/28/24		100	101,540
Wells Fargo & Co.:
1.50%, 7/01/15		60	60,677
2.13%, 4/22/19		35	35,120
4.10%, 6/03/26		65	65,819
5.38%, 11/02/43		95	104,504

			1,677,342
Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc.:
2.15%, 2/01/19		60	60,365
3.70%, 2/01/24		95	97,499

			157,864
Biotechnology — 0.5%
Amgen, Inc.:
3.63%, 5/22/24		130	131,150
5.65%, 6/15/42		45	51,328
Celgene Corp., 3.63%, 5/15/24		165	165,386

			347,864
Capital Markets — 2.0%
The Bank of New York Mellon Corp., 2.10%, 1/15/19		70	70,417
The Goldman Sachs Group, Inc.:
3.63%, 2/07/16		60	62,537
2.38%, 1/22/18		90	91,398
5.75%, 1/24/22		95	109,932
1.83%, 11/29/23 (a)		75	77,301
3.85%, 7/08/24		125	125,000

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	81

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Capital Markets (concluded)
6.13%, 2/15/33	USD	55	$65,875
6.75%, 10/01/37		55	66,167
6.25%, 2/01/41		25	30,498
4.80%, 7/08/44		65	65,000
Lehman Brothers Holdings, Inc., 0.00%, 7/19/17 (b)(c)		150	—
Morgan Stanley:
5.45%, 1/09/17		180	198,287
5.63%, 9/23/19		100	115,021
3.75%, 2/25/23		240	244,147
3.88%, 4/29/24		77	77,933

			1,399,513
Chemicals — 0.3%
Eastman Chemical Co., 4.80%, 9/01/42		50	50,769
LyondellBasell Industries NV, 5.00%, 4/15/19		105	118,437
Monsanto Co., 4.70%, 7/15/64		20	20,077

			189,283
Communications Equipment — 0.1%
Cisco Systems, Inc., 2.13%, 3/01/19		70	70,544
Consumer Finance — 0.8%
American Express Credit Corp., 1.13%, 6/05/17		115	114,879
Capital One Financial Corp., 2.45%, 4/24/19		81	81,760
Ford Motor Credit Co. LLC, 1.72%, 12/06/17		235	235,096
Toyota Motor Credit Corp., 2.75%, 5/17/21		130	130,523

			562,258
Containers & Packaging — 0.5%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer
Luxembourg SA:
7.88%, 8/15/19		200	217,750
6.88%, 2/15/21		130	140,286

			358,036
Diversified Financial Services — 1.8%
Bank of America Corp.:
5.75%, 12/01/17		105	118,432
2.60%, 1/15/19		94	95,106
2.65%, 4/01/19		365	369,964
General Electric Capital Corp., 6.88%, 1/10/39		25	33,582
General Motors Financial Co., Inc.:
2.75%, 5/15/16		70	71,050
4.75%, 8/15/17		90	95,737
JPMorgan Chase & Co.:
4.75%, 3/01/15		115	118,307
1.35%, 2/15/17		205	205,728
3.25%, 9/23/22		69	69,315
3.20%, 1/25/23		30	29,786
4.85%, 2/01/44		25	26,508
Total Capital International SA, 2.75%, 6/19/21		45	45,098

			1,278,613
Diversified Telecommunication Services — 1.8%
AT&T Inc.:
2.30%, 3/11/19		125	126,195
4.45%, 5/15/21		85	93,336
3.00%, 2/15/22		30	29,866
4.35%, 6/15/45		50	47,396
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		104	110,630
Level 3 Financing, Inc., 8.13%, 7/01/19		105	114,581
Verizon Communications, Inc.:
3.65%, 9/14/18		150	160,422

Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services (concluded)
4.50%, 9/15/20	USD	60	$66,000
5.15%, 9/15/23		60	67,146
5.05%, 3/15/34		185	197,444
3.85%, 11/01/42		260	228,920

			1,241,936
Electric Utilities — 1.3%
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		13	16,503
5.95%, 12/15/36		56	63,539
Commonwealth Edison Co., 4.70%, 1/15/44		60	65,482
Duke Energy Carolinas LLC, 4.25%, 12/15/41		75	76,348
Duke Energy Corp., 3.75%, 4/15/24		14	14,380
Entergy Arkansas, Inc., 3.70%, 6/01/24		87	90,323
Georgia Power Co., 3.00%, 4/15/16		190	197,830
Jersey Central Power & Light Co., 7.35%, 2/01/19		55	66,450
Oncor Electric Delivery Co. LLC:
4.10%, 6/01/22		18	19,351
5.30%, 6/01/42		25	29,404
PacifiCorp:
3.60%, 4/01/24		180	186,650
5.75%, 4/01/37		50	61,871
Progress Energy, Inc., 4.88%, 12/01/19		9	10,110

			898,241
Energy Equipment & Services — 0.9%
Diamond Offshore Drilling, Inc., 4.88%, 11/01/43		55	55,510
Transocean, Inc.:
6.00%, 3/15/18		312	352,413
6.50%, 11/15/20		35	40,480
6.80%, 3/15/38		105	119,758
Weatherford International Ltd., 5.95%, 4/15/42		50	56,705

			624,866
Food & Staples Retailing — 0.2%
CVS Caremark Corp., 5.30%, 12/05/43		18	20,348
Wal-Mart Stores, Inc.:
4.00%, 4/11/43		60	57,475
4.30%, 4/22/44		50	50,500

			128,323
Food Products — 0.1%
Mondelez International, Inc., 2.25%, 2/01/19		80	80,548
Health Care Equipment & Supplies — 0.2%
Boston Scientific Corp., 2.65%, 10/01/18		82	83,823
CareFusion Corp.:
1.45%, 5/15/17		45	44,966
4.88%, 5/15/44		20	20,203

			148,992
Health Care Providers & Services — 1.5%
Aetna, Inc., 4.75%, 3/15/44		19	19,974
AmerisourceBergen Corp., 1.15%, 5/15/17		185	184,784
Coventry Health Care, Inc., 5.45%, 6/15/21		98	114,122
Express Scripts Holding Co., 1.25%, 6/02/17		70	69,877
HCA, Inc., 7.25%, 9/15/20		225	241,031
Tenet Healthcare Corp., 6.25%, 11/01/18		110	122,100
UnitedHealth Group, Inc., 3.38%, 11/15/21		35	35,935
WellPoint, Inc.:
1.88%, 1/15/18		105	105,737

See Notes to Financial Statements.

82	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Health Care Providers & Services (concluded)
2.30%, 7/15/18	USD	108	$110,028
3.30%, 1/15/23		35	34,958

			1,038,546
Hotels, Restaurants & Leisure — 0.3%
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC:
8.00%, 10/01/20 (b)		87	90,915
11.00%, 10/01/21 (b)		95	102,125

			193,040
Household Products — 0.1%
Kimberly-Clark Corp., 1.90%, 5/22/19		80	79,926
Industrial Conglomerates — 0.1%
General Electric Co., 4.50%, 3/11/44		49	51,055
Insurance — 2.3%
American International Group, Inc.:
3.80%, 3/22/17		190	203,036
5.45%, 5/18/17		85	94,828
3.38%, 8/15/20		135	140,283
Genworth Holdings, Inc., 7.63%, 9/24/21		160	200,457
Manulife Financial Corp., 3.40%, 9/17/15		90	93,002
Metropolitan Life Global Funding I:
1.30%, 4/10/17 (b)		265	265,400
2.30%, 4/10/19 (b)		150	151,523
Prudential Financial, Inc.:
4.75%, 9/17/15		136	142,734
5.38%, 6/21/20		110	126,124
4.50%, 11/15/20		110	121,244
XLIT Ltd.:
2.30%, 12/15/18		37	36,798
5.25%, 12/15/43		17	18,694

			1,594,123
IT Services — 0.3%
International Business Machines Corp., 3.63%, 2/12/24		119	122,100
MasterCard Inc.:
2.00%, 4/01/19		68	68,277
3.38%, 4/01/24		46	46,683

			237,060
Life Sciences Tools & Services — 0.3%
Thermo Fisher Scientific, Inc.:
2.40%, 2/01/19		178	179,811
5.30%, 2/01/44		10	11,099

			190,910
Machinery — 0.2%
Caterpillar, Inc., 4.75%, 5/15/64		50	52,111
John Deere Capital Corp., 3.35%, 6/12/24		75	75,498

			127,609
Media — 1.4%
CBS Corp.:
4.63%, 5/15/18		35	38,322
8.88%, 5/15/19		75	97,230
5.75%, 4/15/20		30	34,766
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		70	101,745
Comcast Corp., 5.88%, 2/15/18		147	169,461
COX Communications, Inc., 8.38%, 3/01/39 (b)		80	112,085
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
4.60%, 2/15/21		80	87,347

Corporate Bonds	Par (000)		Value
Media (concluded)
5.00%, 3/01/21	USD	50	$55,816
The Interpublic Group of Cos., Inc., 4.20%, 4/15/24		8	8,255
NBCUniversal Media LLC:
5.15%, 4/30/20		116	133,115
4.38%, 4/01/21		30	33,106
4.45%, 1/15/43		39	39,127
Time Warner Cable, Inc.:
8.75%, 2/14/19		30	38,474
6.55%, 5/01/37		50	62,215

			1,011,064
Metals & Mining — 0.5%
BHP Billiton Finance USA Ltd., 5.00%, 9/30/43		36	39,787
Freeport-McMoRan Copper & Gold, Inc., 3.88%, 3/15/23		60	59,817
Novelis, Inc., 8.75%, 12/15/20		145	160,950
Rio Tinto Finance USA PLC, 2.88%, 8/21/22		50	48,822
Teck Resources Ltd., 4.50%, 1/15/21		35	36,848

			346,224
Multi-Utilities — 0.7%
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44		90	94,954
CMS Energy Corp.:
3.88%, 3/01/24		28	29,096
4.88%, 3/01/44		65	68,419
Dominion Gas Holdings LLC, 4.80%, 11/01/43 (b)		10	10,638
Dominion Resources, Inc., 1.95%, 8/15/16		145	148,252
DTE Energy Co., 3.50%, 6/01/24		65	65,562
Pacific Gas & Electric Co., 4.75%, 2/15/44		25	26,613
PG&E Corp., 2.40%, 3/01/19		38	38,343

			481,877
Oil, Gas & Consumable Fuels — 3.5%
Apache Corp.:
6.00%, 1/15/37		30	36,720
4.75%, 4/15/43		60	62,879
4.25%, 1/15/44		20	19,670
BP Capital Markets PLC:
2.24%, 5/10/19		245	247,103
3.25%, 5/06/22		60	60,742
CONSOL Energy, Inc., 8.25%, 4/01/20		16	17,320
Continental Resources, Inc., 4.90%, 6/01/44 (b)		50	51,665
EOG Resources, Inc., 2.45%, 4/01/20		116	116,898
Exxon Mobil Corp., 1.82%, 3/15/19		195	196,376
Husky Energy, Inc., 4.00%, 4/15/24		30	31,166
Kerr-McGee Corp., 6.95%, 7/01/24		60	77,062
Kinder Morgan Energy Partners LP, 4.15%, 2/01/24		100	101,424
Laredo Petroleum, Inc., 7.38%, 5/01/22		70	78,225
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19 (b)		86	90,085
MEG Energy Corp., 6.50%, 3/15/21 (b)		258	273,480
Murphy Oil Corp., 2.50%, 12/01/17		120	122,820
Noble Energy, Inc.:
8.25%, 3/01/19		60	75,640
6.00%, 3/01/41		60	72,199
5.25%, 11/15/43		35	38,584
Peabody Energy Corp.:
6.00%, 11/15/18		12	12,510
6.25%, 11/15/21		73	72,726

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	83

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Range Resources Corp., 5.75%, 6/01/21	USD	5	$5,400
Schlumberger Investment SA, 3.65%, 12/01/23		47	48,877
Shell International Finance BV:
2.00%, 11/15/18		125	126,732
4.55%, 8/12/43		65	68,464
TransCanada PipeLines Ltd.:
3.75%, 10/16/23		55	56,759
4.63%, 3/01/34		45	47,728
Western Gas Partners LP, 5.38%, 6/01/21		115	130,227
The Williams Cos., Inc.:
7.88%, 9/01/21		54	67,043
3.70%, 1/15/23		30	28,858
Williams Partners LP, 5.40%, 3/04/44		46	49,350

			2,484,732
Paper & Forest Products — 0.5%
International Paper Co.:
4.75%, 2/15/22		231	254,716
4.80%, 6/15/44		70	70,552

			325,268
Pharmaceuticals — 1.4%
AbbVie, Inc., 4.40%, 11/06/42		70	67,956
Actavis Funding SCS:
2.45%, 6/15/19 (b)		87	87,244
3.85%, 6/15/24 (b)		54	54,586
Actavis, Inc.:
3.25%, 10/01/22		85	83,510
4.63%, 10/01/42		80	78,696
Bristol-Myers Squibb Co., 4.50%, 3/01/44		97	99,310
Forest Laboratories, Inc., 5.00%, 12/15/21 (b)		30	32,876
Novartis Capital Corp., 4.40%, 4/24/20		100	111,131
Pfizer, Inc.:
2.10%, 5/15/19		155	155,753
3.40%, 5/15/24		115	116,774
4.40%, 5/15/44		40	40,941
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		45	46,179

			974,956
Real Estate Investment Trusts (REITs) — 0.2%
ARC Properties Operating Partnership LP/Clark Acquisition LLC, 3.00%, 2/06/19 (b)		115	115,436
GLP Capital LP/GLP Financing II, Inc.:
4.38%, 11/01/18 (b)		4	4,130
4.88%, 11/01/20 (b)		5	5,150
Ventas Realty LP/Ventas Capital Corp., 2.70%, 4/01/20		30	29,857

			154,573
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC:
3.00%, 3/15/23		34	33,446
3.75%, 4/01/24		16	16,512
Ryder System, Inc., 2.45%, 9/03/19		70	70,267
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		70	70,514

			190,739

Corporate Bonds	Par (000)		Value
Software — 0.2%
First Data Corp., 7.38%, 6/15/19 (b)	USD	50	$53,687
Oracle Corp.:
2.80%, 7/08/21		70	70,000
4.30%, 7/08/34		40	40,000

			163,687
Specialty Retail — 0.2%
The Home Depot, Inc., 4.40%, 3/15/45		25	25,380
QVC, Inc., 7.50%, 10/01/19 (b)		85	89,341

			114,721
Technology Hardware, Storage & Peripherals — 0.5%
Apple Inc.:
2.10%, 5/06/19		215	216,084
2.85%, 5/06/21		65	65,560
Hewlett-Packard Co., 3.75%, 12/01/20		85	88,846

			370,490
Tobacco — 0.4%
Altria Group, Inc., 4.00%, 1/31/24		51	52,404
Philip Morris International, Inc.:
1.13%, 8/21/17		130	129,615
4.88%, 11/15/43		38	40,927
Reynolds American, Inc.:
4.75%, 11/01/42		25	23,840
6.15%, 9/15/43		10	11,451

			258,237
Trading Companies & Distributors — 0.3%
United Rentals North America, Inc., 7.63%, 4/15/22		180	202,050
Wireless Telecommunication Services — 0.9%
America Movil SAB de CV, 2.38%, 9/08/16		205	210,787
MetroPCS Wireless, Inc., 7.88%, 9/01/18		3	3,151
Sprint Communications, Inc., 9.00%, 11/15/18 (b)		190	230,375
Sprint Corp., 7.88%, 9/15/23 (b)		115	127,937
T-Mobile USA, Inc.:
6.63%, 4/28/21		30	32,475
6.73%, 4/28/22		25	26,969
6.84%, 4/28/23		10	10,887

			642,581
Total Corporate Bonds — 29.6%			20,724,776

Floating Rate Loan Interests (a) — 0.2%
Hotels, Restaurants & Leisure — 0.2%
Motel 6, Loan, 10.00%, 10/15/17		149	154,597

Foreign Agency Obligations
Nexen Energy ULC, 5.88%, 3/10/35		10	11,272
Petrobras International Finance Co., 3.88%, 1/27/16		330	340,247
Statoil ASA, 2.90%, 11/08/20		145	149,074
Total Foreign Agency Obligations — 0.7%			500,593

See Notes to Financial Statements.

84	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value
Brazil — 0.3%
Federative Republic of Brazil, 4.25%, 1/07/25	USD	200	$202,700
Indonesia — 0.4%
Republic of Indonesia, 5.38%, 10/17/23		225	238,781
Mexico — 0.4%
United Mexican States, 4.00%, 10/02/23		280	294,280
Turkey — 0.3%
Turkey Government International Bond, 5.75%, 3/22/24		200	218,500
Total Foreign Government Obligations — 1.4%			954,261

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.8%
Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 9/25/37		505	409,753
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 2A1, 0.35%, 4/25/46 (a)		98	78,745
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 1A1, 2.46%, 3/27/37 (a)(b)		69	67,615
Series 2011-2R, Class 2A1, 2.61%, 7/27/36 (a)(b)		239	235,683
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RMP1, Class A2, 0.30%, 12/25/36 (a)		114	92,681
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 0.95%, 11/25/34 (a)		37	36,188
IndyMac INDA Mortgage Loan Trust, Series 2007-AR7, Class 1A1, 2.80%, 11/25/37 (a)		120	114,978
Residential Accredit Loans, Inc. Trust, Series 2006-QO2, Class A1, 0.37%, 2/25/46 (a)		120	58,408
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 3A1, 2.77%, 4/25/47 (a)		249	199,584

			1,293,635
Commercial Mortgage-Backed Securities — 8.3%
Banc of America Commercial Mortgage Trust:
Series 2006-5, Class AAB, 5.38%, 9/10/47		107	107,512
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (a)		15	15,902
Series 2007-3, Class A1A, 5.77%, 6/10/49 (a)		185	199,994
Series 2007-3, Class A4, 5.77%, 6/10/49 (a)		290	319,175
Banc of America Re-REMIC Trust, Series 2010-UB4, Class A4A, 5.00%, 12/20/41 (a)(b)		64	65,206
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A3, 5.74%, 6/11/50		125	125,239

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Citigroup Commercial Mortgage Trust:
Series 2005-C3, Class AJ, 4.96%, 5/15/43 (a)	USD	170	$173,430
Series 2014-388G, Class A, 0.90%, 6/15/33 (a)(b)		200	200,430
Series 2014-GC19, Class A3, 3.75%, 3/10/47		60	61,777
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class AMA, 6.12%, 11/15/44 (a)		15	16,742
COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.96%, 5/15/46 (a)		80	88,193
Commercial Mortgage Pass-Through Certificates:
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		100	107,127
Series 2013-FL3, Class A, 1.67%, 10/13/28 (a)(b)		144	144,495
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (b)		110	109,932
Series 2014-CR17, Class A5, 3.98%, 5/10/47		57	60,099
Series 2014-KYO, Class F, 3.65%, 6/11/27 (a)(b)		100	100,078
Series 2014-UBS3, Class A4, 3.82%, 6/10/47		74	76,828
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		20	20,522
Credit Suisse Mortgage Capital Certificates:
Series 2007-TF2A, Class A3, 0.42%, 4/15/22 (a)(b)		78	76,938
Series 2010-RR2, Class 2A, 5.86%, 9/15/39 (a)(b)		250	269,831
Del Coronado Trust, Series 2013-HDMZ, Class M, 5.15%, 3/15/18 (a)(b)		100	100,630
Deutsche Bank Re-REMIC Trust:
Series 2012-EZ1, Class A, 0.95%, 9/25/45 (b)		9	8,587
Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		94	94,423
Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (b)		100	101,456
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG11, Class AJ, 6.06%, 12/10/49 (a)		25	26,098
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (a)		65	71,832
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.44%, 12/10/27 (a)(b)		180	169,691
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (a)(b)		150	154,842
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2008-C2, Class ASB, 6.13%, 2/12/51 (a)		132	140,558
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class AJ, 5.21%, 4/15/30 (a)		75	77,164

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	85

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Merrill Lynch Mortgage Trust:
Series 2005-CKI1, Class AJ, 5.28%, 11/12/37 (a)	USD	100	$104,805
Series 2007-C1, Class A1A, 5.83%, 6/12/50 (a)		65	69,993
Morgan Stanley Capital I Trust:
Series 2007-HQ12, Class A2FX, 5.59%, 4/12/49 (a)		85	86,560
Series 2007-HQ12, Class AM, 5.77%, 4/12/49 (a)		160	174,709
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		60	65,371
Series 2007-IQ14, Class A1A, 5.67%, 4/15/49 (a)		64	70,195
Series 2007-IQ15, Class AM, 6.11%, 6/11/49 (a)		175	192,847
Morgan Stanley Capital I, Inc., Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)		11	11,385
Morgan Stanley Re-REMIC Trust:
Series 2009-IO, Class B, 0.01%, 7/17/56 (b)(d)		55	55,111
Series 2011-IO, Class A, 2.50%, 3/23/51 (b)		9	9,375
Series 2011-IO, Class C, 0.00%, 3/23/51 (b)(d)		100	94,375
Series 2012-IO, Class AXB1, 1.00%, 3/27/51 (b)		24	23,698
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (b)		100	98,875
Series 2012-XA, Class A, 2.00%, 7/27/49 (b)		93	93,669
Motel 6 Trust, Series 2012-MTL6, Class B, 2.74%, 10/05/25 (b)		115	116,303
Queens Center Mortgage Trust, Series 2013-QCA, Class D, 3.47%, 1/11/37 (a)(b)		240	227,904
RBSCF Trust, Series 2010-RR3, Class WBTA, 5.94%, 2/16/51 (a)(b)		380	402,634
SCG Trust, Series 2013-SRP1, Class AJ, 2.10%, 11/15/26 (a)(b)		100	100,315
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (b)		108	106,639
Wachovia Bank Commercial Mortgage Trust:
Series 2006-WL7A, Class H, 0.55%, 9/15/21 (a)(b)		100	97,285
Series 2007-C33, Class AJ, 6.14%, 2/15/51 (a)		85	89,445
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (b)		112	112,028
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class A4, 3.04%, 3/15/45		135	134,596

			5,822,848
Interest Only Commercial Mortgage-Backed Securities — 1.1%
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.73%, 11/05/36 (a)(b)		1,760	97,497
Commercial Mortgage Pass-Through Certificates, Series 2013-LC6, Class XA, 1.93%, 1/10/46 (a)		1,432	131,800
GS Mortgage Securities Corp. II:
Series 2013-GC10, Class XA, 1.90%, 2/10/46 (a)		1,330	136,876
Series 2013-KYO, Class XB1, 3.25%, 11/08/29 (a)(b)		1,000	30,395
Hilton USA Trust, Series 2013-HLT, Class X1FX, 1.82%, 11/05/30 (a)(b)		1,225	10,127

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class XA, 0.02%, 12/15/47 (a)	USD	994	$100,048
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class XA, 1.87%, 2/15/46 (a)		489	46,503
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Class XA, 1.96%, 12/15/45 (a)(b)		860	90,710
Series 2013-C15, Class XA, 0.85%, 8/15/46 (a)		892	35,724
Series 2014-LC14, Class XA, 1.64%, 3/15/47 (a)		996	90,169

			769,849
Total Non-Agency Mortgage-Backed Securities — 11.2%			7,886,332

Other Interests (e)	Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (c)(f)		55	—
Lehman Brothers Holdings, Inc. (c)		325	—
Total Other Interests — 0.0%			—

Preferred Securities
Capital Trusts	Par (000)
Banks — 0.1%
Wells Fargo & Co., 5.90% (a)(g)	USD	58	61,523
Capital Markets — 0.0%
State Street Capital Trust IV, 1.23%, 6/15/37 (a)		20	17,000
Insurance — 0.2%
XL Group PLC, 6.50% (a)(g)		165	162,937
Media — 0.2%
NBCUniversal Enterprise, Inc., 5.25% (b)(g)		100	104,500
Total Capital Trusts — 0.5%			345,960
Trust Preferreds	Shares
Diversified Financial Services — 0.3%
Citigroup Capital XIII, 7.88%, 10/30/40 (a)(h)		6,917	191,601
Total Preferred Securities — 0.8%			537,561

Taxable Municipal Bonds	Par (000)
Los Angeles Community College District/CA GO, 6.60%, 8/01/42	USD	15	20,567
Metropolitan Transportation Authority RB, 6.81%, 11/15/40		20	27,150
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		15	18,292
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		23	33,144
New York City Water & Sewer System RB:
5.38%, 6/15/43		95	109,145
5.50%, 6/15/43		115	132,745
5.88%, 6/15/44		20	25,461

See Notes to Financial Statements.

86	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Taxable Municipal Bonds	Par (000)		Value
New York State Dormitory Authority RB, 5.39%, 3/15/40	USD	15	$17,899
Port Authority of New York & New Jersey RB, 4.96%, 8/01/46		30	33,895
State of California GO, 7.60%, 11/01/40		85	128,770
State of Illinois GO, 5.10%, 6/01/33		80	80,162
University of California RB, 4.86%, 5/15/12		15	15,219
Total Taxable Municipal Bonds — 0.9%			642,449

U.S. Government Sponsored Agency Securities
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae, Series 2013-M5, Class X2, 2.52%, 1/25/21		294	35,880
Ginnie Mae, Series 2012-120, Class IO, 1.00%, 2/16/53 (a)		562	42,098

			77,978
Mortgage-Backed Securities — 41.7%
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/29 (i)		800	812,625
3.00%, 7/01/29-6/01/43 (a)(i)		2,308	2,318,249
3.14%, 3/01/41 (a)		56	59,960
3.21%, 12/01/40 (a)		73	76,918
3.35%, 6/01/41 (a)		70	73,372
3.50%, 10/01/28-7/01/44 (a)(i)		1,428	1,493,675
4.00%, 2/01/25-7/01/44 (i)		4,535	4,831,013
4.50%, 2/01/25-3/01/44 (i)		2,179	2,355,137
4.71%, 8/01/38 (a)		77	81,775
5.00%, 7/01/33-7/01/37		371	413,857
5.50%, 2/01/35-8/01/37		616	692,098
6.00%, 2/01/17-9/01/40		512	577,492
6.50%, 5/01/40		281	317,073
7.00%, 2/01/16		5	5,211
Freddie Mac Mortgage-Backed Securities:
2.50%, 7/01/29 (i)		400	406,000
3.00%, 7/01/29-8/01/43 (i)		1,487	1,479,421
3.02%, 2/01/41 (a)		77	81,640
3.50%, 4/01/42-7/01/44 (i)		1,901	1,957,127
4.00%, 7/01/44 (i)		700	741,563
4.50%, 11/01/43-7/01/44 (i)		794	859,181
4.83%, 4/01/38 (a)		101	107,728
5.00%, 7/01/44 (i)		600	664,125
5.50%, 6/01/41		160	178,876
6.00%, 6/01/35		101	113,957
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/44 (i)		1,175	1,186,016
3.50%, 7/15/43-7/15/44 (i)		1,096	1,141,488
4.00%, 4/20/44-7/15/44 (i)		3,281	3,516,435
4.50%, 5/20/41-2/15/42		1,512	1,655,361
5.00%, 7/15/39-7/15/44 (i)		736	808,466
5.50%, 5/20/36-7/15/44 (i)		210	235,030

			29,240,869
Total U.S. Government Sponsored Agency Securities — 41.8%			29,318,847

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.75%, 8/15/42		235	210,178
3.38%, 5/15/44 (j)		4,057	4,083,957
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42 (k)		325	306,128

U.S. Treasury Obligations	Par (000)		Value
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/19-1/15/23	USD	503	$512,983
0.63%, 1/15/24		990	1,025,376
U.S. Treasury Notes:
0.50%, 6/30/16 (j)		2,540	2,542,182
0.88%, 6/15/17 (j)		2,740	2,741,071
1.63%, 3/31/19-11/15/22 (j)		5,294	5,263,182
1.00%, 11/30/19 (j)		2,053	1,973,446
2.00%, 5/31/21		415	411,887
2.13%, 6/30/21		930	929,855
2.50%, 5/15/24 (j)		2,520	2,516,157
Total U.S. Treasury Obligations — 32.1%			22,516,402
Total Long-Term Investments (Cost — $92,634,689) — 133.9%			93,862,109

Short-Term Securities
Borrowed Bond Agreements (l) — 3.7%
Credit Suisse Securities (USA) LLC, 0.02%, Open (Purchased on 3/03/14 to be repurchased at $454,825, collateralized by U.S. Treasury Notes, 2.00% due at 2/15/23, original par and fair value of USD 474,000 and $460,225, respectively)		454	454,000
Credit Suisse Securities (USA) LLC, 0.06%, Open (Purchased on 3/03/14 to be repurchased at $140,860, collateralized by U.S. Treasury Notes, 1.25% due at 10/31/18, original par and fair value of USD 140,000 and $138,917, respectively)		140	140,000
Credit Suisse Securities (USA) LLC, 0.13%, Open (Purchased on 3/03/14 to be repurchased at $188,949, collateralized by U.S. Treasury Notes, 0.75% due at 12/31/17, original par and fair value of USD 190,000 and $187,595, respectively)		188	188,000
Credit Suisse Securities (USA) LLC, 0.13%, Open (Purchased on 3/03/14 to be repurchased at $190,737, collateralized by U.S. Treasury Bonds, 2.75% due at 11/15/42, original par and fair value of USD 220,000 and $196,384, respectively)		188	188,000
Credit Suisse Securities (USA) LLC, 0.13%, Open (Purchased on 3/03/14 to be repurchased at $301,810, collateralized by U.S. Treasury Notes, 1.38% due at 9/30/18, original par and fair value of USD 300,000 and $299,625, respectively)		300	300,000
Deutsche Bank Securities, Inc., 0.09%, Open (Purchased on 11/26/13 to be repurchased at $180,358, collateralized by U.S. Treasury Notes, 1.25% due at 10/31/18, original par and fair value of USD 180,000 and $178,608, respectively)		180	179,550
Deutsche Bank Securities, Inc., 0.10%, Open (Purchased on 12/17/13 to be repurchased at $1,071,859, collateralized by U.S. Treasury Notes, 1.25% due at 11/30/18, original par and fair value of USD 1,080,000 and $1,070,213, respectively)		1,067	1,066,500

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	87

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)		Value
Borrowed Bond Agreements (l) (concluded)
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.10%, Open (Purchased on 12/18/13 to be repurchased at $79,296, collateralized by U.S. Treasury Notes, 1.25% due at 11/30/18, original par and fair value of USD 80,000 and $79, 275, respectively)	USD	79	$78,900
Total Short-Term Securities (Cost — $2,594,950) — 3.7%			2,594,950

Options Purchased
(Cost — $104,470) — 0.1%			48,771
Total Investments Before Borrowed Bonds, Options Written and TBA Sale Commitments (Cost — $95,334,109) — 137.7%			96,505,830

Borrowed Bonds
U.S. Treasury Obligations — (3.7)%
U.S. Treasury Bonds, 2.75%, 11/15/42		220	(196,384)
U.S. Treasury Notes:
0.75%, 12/31/17		190	(187,595)
1.25%, 10/31/18-11/30/18		1,468	(1,454,725)
1.38%, 9/30/18		300	(299,625)
2.00%, 2/15/23		474	(460,225)
Total Borrowed Bonds (Proceeds — $2,632,744) — (3.7)%			(2,598,554)

Options Written			Value
(Premiums Received — $ 39,290) — (0.0)%			$(11,491)

TBA Sale Commitments (i)		Par (000)
Fannie Mae Mortgage-Backed Securities:
3.00%, 7/01/44	USD	890	(879,223)
3.50%, 7/01/29		200	(211,969)
4.00%, 7/01/29-7/01/44		1,785	(1,894,456)
4.50%, 7/01/44		1,170	(1,267,074)
5.50%, 7/01/44		300	(335,869)
Freddie Mac Mortgage-Backed Securities, 3.00%, 7/01/44		350	(345,269)
Ginnie Mae Mortgage-Backed Securities:
4.00%, 7/15/44		2,200	(2,354,344)
4.50%, 7/15/44		130	(141,949)
Total TBA Sale Commitments (Proceeds — $7,367,212) — (10.6)%			(7,430,153)
Total Investments Net of Borrowed Bonds, Options Written and TBA Sale Commitments — 123.4%			86,465,632
Liabilities in Excess of Other Assets — (23.4)%			(16,396,582)

Net Assets — 100.0%			$70,069,050

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Zero-coupon bond.

(e)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(f)	Non-income producing security.

(g)	Security is perpetual in nature and has no stated maturity date.

(h)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(i)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2014 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(428,062)	$(4,500)
Credit Suisse Securities (USA) LLC	$14,484	$1,353
Deutsche Bank Securities, Inc.	$1,365,937	$18,056
Goldman Sachs & Co.	$(732,496)	$(13,180)
J.P. Morgan Securities LLC	$1,049,809	$(292)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$729,148	$7,820

(j)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(k)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

(l)	Certain agreements have no stated maturity and can be terminated by either party at any time.

See Notes to Financial Statements.

88	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Total Return Portfolio

•

Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at June 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	—	—	$101

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of June 30, 2014 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
BNP Paribas Securities Corp.	0.12%	5/02/14	Open	$1,498,125	$1,498,125
Deutsche Bank Securities, Inc.	0.13%	5/13/14	Open	1,922,000	1,922,000
Credit Suisse Securities (USA) LLC	0.13%	6/25/14	Open	4,015,000	4,015,080
BNP Paribas Securities Corp.	0.12%	6/30/14	7/01/14	2,543,175	2,543,183
Credit Suisse Securities (USA) LLC	0.02%	6/30/14	7/01/14	2,691,060	2,691,061
Deutsche Bank Securities, Inc.	0.00%	6/30/14	7/01/14	2,740,000	2,740,000
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.16%	6/30/14	7/01/14	3,025,000	3,025,013
Total				$18,434,360	$18,434,462

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	Financial futures contracts outstanding as of June 30, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
22	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	September 2014	USD	3,018,125	$29,564
7	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	September 2014	USD	1,537,156	(718)
(2)	Euro-Buxl	Eurex	September 2014	USD	368,780	(9,751)
(20)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September 2014	USD	2,503,437	(13,960)
(21)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	September 2014	USD	3,148,688	(17,467)
(30)	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	7,461,375	2,219
(15)	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	3,723,375	(1,707)
(15)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	3,714,938	(2,086)
(2)	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	494,125	(353)
Total						$(14,259)

•	Forward foreign currency exchange contracts outstanding as of June 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	265,000	ZAR	2,801,000	UBS AG	7/23/14	$2,727
ZAR	2,801,000	USD	265,009	JPMorgan Chase Bank N.A.	7/23/14	(2,736)
TRY	403,623	USD	177,183	Goldman Sachs International	5/07/15	1,637
USD	13,127	TRY	30,083	Bank of America N.A.	5/07/15	(201)
USD	14,773	TRY	33,474	Bank of America N.A.	5/07/15	(57)
USD	10,899	TRY	24,705	Bank of America N.A.	5/07/15	(46)
USD	49,854	TRY	112,406	BNP Paribas S.A.	5/07/15	54
USD	23,963	TRY	55,007	Deutsche Bank AG	5/07/15	(407)
USD	34,507	TRY	77,721	Deutsche Bank AG	5/07/15	74
USD	29,042	TRY	65,492	Goldman Sachs International	5/07/15	26
Total						$1,071

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	89

Schedule of Investments (continued)	BlackRock Total Return Portfolio

•	Exchange-traded options purchased as of June 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 1-Year Mid-Curve	Put	USD	99.25	7/11/14	1	$50
U.S. Treasury Notes (10 Year)	Put	USD	123.50	7/25/14	23	2,156
U.S. Treasury Notes (10 Year)	Put	USD	121.50	7/25/14	23	359
U.S. Treasury Notes (10 Year)	Put	USD	124.00	7/25/14	19	3,266
U.S. Treasury Notes (10 Year)	Put	USD	122.00	7/25/14	19	297
Euro Dollar 1-Year Mid-Curve	Put	USD	98.75	12/12/14	121	19,663
Euro Dollar 1-Year Mid-Curve	Put	USD	98.63	12/12/14	54	6,075
Euro Dollar 1-Year Mid-Curve	Put	USD	98.88	12/12/14	43	10,212
Total						$42,078

•	OTC interest rate swaptions purchased as of June 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
2-Year Interest Rate Swap	Credit Suisse International	Call	11.80%	Receive	1-day Overnight Brazil Interbank Deposit Rate	1/02/15	BRL	367	$1,228
2-Year Interest Rate Swap	Credit Suisse International	Call	11.80%	Receive	1-day Overnight Brazil Interbank Deposit Rate	1/02/15	BRL	294	983
2-Year Interest Rate Swap	Deutsche Bank AG	Call	12.00%	Receive	1-day Overnight Brazil Interbank Deposit Rate	1/02/15	BRL	547	2,306
5-Year Interest Rate Swap	Barclays Bank PLC	Put	2.04%	Pay	3-month LIBOR	7/03/14	USD	1,215	—
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.98%	Pay	3-month LIBOR	9/03/14	USD	100	174
1.5-Year Interest Rate Swap	Deutsche Bank AG	Put	0.75%	Pay	3-month LIBOR	12/15/14	USD	1,149	1,237
1.5-Year Interest Rate Swap	Barclays Bank PLC	Put	0.75%	Pay	3-month LIBOR	12/16/14	USD	689	765
Total									$6,693

•	Exchange-traded options written as of June 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
U.S. Treasury Notes (10 Year)	Put	USD	123.00	7/25/14	38	$(1,781)
U.S. Treasury Notes (10 Year)	Put	USD	122.50	7/25/14	46	(1,438)
Euro Dollar 3-Year Mid-Curve	Put	USD	96.38	12/12/14	27	(1,856)
Total						$(5,075)

•	OTC interest rate swaptions written as of June 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
1-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	11.80%	Pay	1-day BZDIOVER	7/01/14	BRL	683	$(2,448)
2-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	10.80%	Pay	1-day BZDIOVER	1/02/15	BRL	240	(196)
2-Year Interest Rate Swap	Credit Suisse International	Call	11.00%	Pay	1-day BZDIOVER	1/02/15	BRL	501	(564)
2-Year Interest Rate Swap	Deutsche Bank AG	Call	11.50%	Pay	1-day BZDIOVER	1/02/15	BRL	547	(1,246)
1-Year Interest Rate Swap	Citibank N.A.	Call	6.50%	Pay	3-month JIBAR	5/19/15	ZAR	6,770	(1,125)
1.5-Year Interest Rate Swap	Goldman Sachs International	Put	1.10%	Receive	3-month LIBOR	12/15/14	USD	576	(177)
1.5-Year Interest Rate Swap	Barclays Bank PLC	Put	1.10%	Receive	3-month LIBOR	12/16/14	USD	346	(110)
1-Year Interest Rate Swap	Credit Suisse International	Put	14.00%	Receive	1-day BZDIOVER	1/02/15	BRL	955	(6)

See Notes to Financial Statements.

90	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Total Return Portfolio

•	OTC interest rate swaptions written as of June 30, 2014 were as follows: (concluded)

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
2-Year Interest Rate Swap	Bank of America N.A.	Put	12.50%	Receive	1-day BZDIOVER	1/02/15	BRL	336	$(328)
2-Year Interest Rate Swap	Deutsche Bank AG	Put	12.50%	Receive	1-day BZDIOVER	1/02/15	BRL	221	(216)
Total									$(6,416)

•	Centrally cleared credit default swaps — buy protection outstanding as of June 30, 2014 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.HY Series 22 Version 2	5.00%	Chicago Mercantile	6/20/19	USD	673	$(13,331)

•	OTC credit default swaps — buy protection outstanding as of June 30, 2014 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Depreciation
Radian Group, Inc.	5.00%	Citibank N.A.	6/20/15	USD	340	$(14,803)	$3,835	$(18,638)
United Mexican States	1.00%	BNP Paribas S.A.	9/20/19	USD	79	(1,379)	(1,257)	(122)
United Mexican States	1.00%	Deutsche Bank AG	9/20/19	USD	58	(1,013)	(840)	(173)
Total						$(1,013)	$1,738	$(18,933)

•	OTC credit default swaps — sold protection outstanding as of June 30, 2014 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums (Received)	Unrealized Appreciation
Transocean, Inc.	1.00%	Barclays Bank PLC	3/20/19	BBB-	USD	99	$(1,185)	$(1,842)	$657
Transocean, Inc.	1.00%	JPMorgan Chase Bank N.A.	3/20/19	BBB-	USD	85	(1,016)	(2,031)	1,015
Barrick Gold Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/19	BBB	USD	50	(584)	(1,371)	787
Teck Resources Ltd.	1.00%	Barclays Bank PLC	6/20/19	BBB	USD	25	(325)	(905)	580
Transocean, Inc.	1.00%	Goldman Sachs International	6/20/19	BBB-	USD	50	(864)	(1,560)	696
Transocean, Inc.	1.00%	Goldman Sachs International	6/20/19	BBB-	USD	10	(172)	(311)	139
Barrick Gold Corp.	1.00%	Goldman Sachs International	6/20/21	BBB	USD	70	(3,692)	(5,763)	2,071
CMBX.NA Series 7 AAA	0.50%	Goldman Sachs International	1/17/47	BBB-	USD	45	(1,058)	(1,697)	639
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB-	USD	670	(23,854)	(64,534)	40,680
CMBX.NA Series 3 AM	0.50%	Royal Bank of Scotland PLC	12/13/49	BBB-	USD	370	(13,173)	(36,089)	22,916
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BBB-	USD	50	5,038	—	5,038
Total							$(40,885)	$(116,103)	$75,218

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	91

Schedule of Investments (continued)	BlackRock Total Return Portfolio

•	Centrally cleared interest rate swaps outstanding as of June 30, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	Chicago Mercantile	11/26/16	USD	220	$412
0.82%[1]	6-month JPY LIBOR	Chicago Mercantile	11/25/23	JPY	37,780	(5,889)
0.79%[1]	6-month JPY LIBOR	Chicago Mercantile	11/28/23	JPY	41,215	(5,386)
Total						$(10,863)

[1]	Fund pays the fixed rate and receives the floating rate.

•	OTC interest rate swaps outstanding as of June 30, 2014 were as follows:

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
10.84%[1]	1-day BZDIOVER	Deutsche Bank AG	N/A	7/01/14	BRL	7,175	$(281)	—	$(281)
0.56%[1]	3-month LIBOR	Deutsche Bank AG	N/A	7/02/14	USD	3,500	(6,711)	—	(6,711)
12.05%[2]	1-day BZDIOVER	Credit Suisse International	N/A	1/04/16	BRL	665	5,154	$(18)	5,172
11.77%[2]	1-day BZDIOVER	Deutsche Bank AG	N/A	1/04/16	BRL	637	4,627	(228)	4,855
11.87%[2]	1-day BZDIOVER	Deutsche Bank AG	N/A	1/04/16	BRL	600	3,447	(32)	3,479
11.83%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/16	BRL	590	3,377	(25)	3,402
11.76%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/16	BRL	568	2,720	—	2,720
11.22%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/16	BRL	440	187	(5)	192
11.91%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/16	BRL	255	1,662	—	1,662
7.08%[2]	3-month JIBAR	JPMorgan Chase Bank N.A.	5/14/15[3]	5/14/16	ZAR	3,385	(382)	(11)	(371)
7.09%[2]	3-month JIBAR	Deutsche Bank AG	5/15/15[3]	5/15/16	ZAR	3,385	(337)	7	(344)
7.05%[2]	3-month JIBAR	HSBC Bank PLC	5/23/15[3]	5/23/16	ZAR	3,150	(470)	(8)	(462)
11.59%[2]	1-day BZDIOVER	Bank of America N.A.	N/A	1/02/17	BRL	210	191	—	191
11.34%[2]	1-day BZDIOVER	Barclays Bank PLC	N/A	1/02/17	BRL	181	(375)	(2)	(373)
11.50%[2]	1-day BZDIOVER	Credit Suisse International	N/A	1/02/17	BRL	134	(2)	(2)	—
11.51%[2]	1-day BZDIOVER	Deutsche Bank AG	N/A	1/02/17	BRL	356	(76)	(6)	(70)
11.49%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/02/17	BRL	175	(58)	(3)	(55)
4.04%[1]	7-day China Fixing Repo Rates	Barclays Bank PLC	N/A	6/27/19	CNY	544	203	3	200
4.05%[1]	7-day China Fixing Repo Rates	Barclays Bank PLC	N/A	6/27/19	CNY	365	112	(6)	118
4.04%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	N/A	6/30/19	CNY	347	142	—	142
4.03%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	N/A	6/30/19	CNY	265	133	—	133
4.05%[1]	7-day China Fixing Repo Rates	Morgan Stanley Capital Services LLC	N/A	6/30/19	CNY	359	118	—	118
2.57%[2]	3-month LIBOR	Deutsche Bank AG	N/A	10/27/20	USD	200	146	(7,266)	7,412
3.27%[1]	3-month LIBOR	Deutsche Bank AG	N/A	5/16/21	USD	210	(16,160)	—	(16,160)
3.25%[1]	3-month LIBOR	UBS AG	N/A	7/05/21	USD	300	(25,990)	—	(25,990)

See Notes to Financial Statements.

92	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Total Return Portfolio

•	OTC interest rate swaps outstanding as of June 30, 2014 were as follows: (concluded)

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.16%[1]	3-month LIBOR	Bank of America N.A.	N/A	5/28/23	USD	100	$2,430	—	$2,430
2.32%[2]	3-month LIBOR	Bank of America N.A.	N/A	5/31/23	USD	200	(2,237)	—	(2,237)
2.31%[1]	3-month LIBOR	Deutsche Bank AG	N/A	5/31/23	USD	100	1,197	—	1,197
Total							$(27,233)	$(7,602)	$(19,631)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

[3]	Forward swap.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	93

Schedule of Investments (continued)	BlackRock Total Return Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$9,651,271	$975,020	$10,626,291
Corporate Bonds	—	20,724,776	—	20,724,776
Floating Rate Loan Interests	—	—	154,597	154,597
Foreign Agency Obligations	—	500,593	—	500,593
Foreign Government Obligations	—	954,261	—	954,261
Non-Agency Mortgage-Backed Securities	—	7,462,667	423,665	7,886,332
Preferred Securities	$191,601	345,960	—	537,561
Taxable Municipal Bonds	—	642,449	—	642,449
U.S. Government Sponsored Agency Securities	—	29,318,847	—	29,318,847
U.S. Treasury Obligations	—	22,516,402	—	22,516,402
Short-Term Securities:
Borrowed Bond Agreements	—	2,594,950	—	2,594,950
Options Purchased:
Interest Rate Contracts	42,078	6,693	—	48,771
Liabilities:
Investments:
Borrowed Bonds	—	(2,598,554)	—	(2,598,554)
TBA Sale Commitments	—	(7,430,153)	—	(7,430,153)
Total	$233,679	$84,690,162	$1,553,282	$86,477,123

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$75,218	—	$75,218
Foreign currency exchange contracts	—	4,518	—	4,518
Interest rate contracts	$31,783	33,835	—	65,618
Liabilities:
Credit contracts	—	(32,264)	—	(32,264)
Foreign currency exchange contracts	—	(3,447)	—	(3,447)
Interest rate contracts	(51,117)	(70,745)	—	(121,862)
Total	$(19,334)	$7,115	—	$(12,219)

[1]     Derivative financial instruments are swaps, forward foreign currency exchange contracts and financial futures contracts. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

•

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,198,156	—	—	$1,198,156
Foreign currency at value	349,621	—	—	349,621
Cash pledged for centrally cleared swaps	40,000	—	—	40,000
Liabilities:
Reverse repurchase agreements	—	$(18,434,462)	—	(18,434,462)
Total	$1,587,777	$(18,434,462)	—	$(16,846,685)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2014.

See Notes to Financial Statements.

94	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (concluded)	BlackRock Total Return Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of December 31, 2013	$2,634,539	$124,063	$155,741	$611,193	$3,525,536
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3[1]	(1,089,449)	—	—	(333,246)	(1,422,695)
Accrued discounts/premiums	107	16	—	109	232
Net realized gain (loss)	(1,286)	2,446	—	347	1,507
Net change in unrealized appreciation/depreciation[2,3]	62	(1,525)	(403)	1,688	(178)
Purchases	763,279	—	—	193,125	956,404
Sales	(1,332,232)	(125,000)	(741)	(49,551)	(1,507,524)
Closing Balance, as of June 30, 2014	$975,020	—	$154,597	$423,665	$1,553,282

Net change in unrealized appreciation/depreciation on investments still held at June 30, 2014[3]	$(689)	—	$(403)	$1,690	$598

[1]

As of December 31, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2014, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $1,422,695 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations.

[3]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at June 30, 2014 is generally due to investments no longer held or categorized as level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	95

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Dryden XXVIII Senior Loan Fund,
Series 2013-28A, Class A1L, 1.32%, 8/15/25 (a)(b)	USD	500	$492,958
HLSS Servicer Advance Receivables Trust,
Series 2013-T1, Class A2, 1.50%, 1/16/46 (a)		262	262,131
OCP CLO Ltd., Series 2012-2A, Class A2, 1.72%, 11/22/23 (a)(b)		600	597,839
Prestige Auto Receivables Trust, Series 2013-1A, Class A2, 1.09%, 2/15/18 (a)		329	329,472
Santander Drive Auto Receivables Trust, Series 2013-A, Class A2, 0.80%, 10/17/16 (a)		880	881,292
Washington Mill CLO Ltd., Series 2014-1A, Class A1, 1.73%, 4/20/26 (a)(b)		400	399,600
Total Asset-Backed Securities — 3.8%			2,963,292

Corporate Bonds
Banks — 7.8%
Bank of Scotland PLC, 5.25%, 2/21/17 (a)		150	165,042
Canadian Imperial Bank of Commerce, 2.75%, 1/27/16 (a)		1,800	1,862,874
The Toronto-Dominion Bank:
2.20%, 7/29/15 (a)		2,100	2,141,811
1.63%, 9/14/16 (a)		1,785	1,817,844

			5,987,571
Diversified Financial Services — 0.1%
Northern Rock Asset Management PLC, 5.63%, 6/22/17 (a)		100	111,600
Thrifts & Mortgage Finance — 0.5%
Cie de Financement Foncier SA, 2.50%, 9/16/15 (a)		400	409,372
Total Corporate Bonds — 8.4%			6,508,543

Foreign Agency Obligations — 1.3%
Bank Nederlandse Gemeenten, 1.75%, 10/06/15 (a)		1,000	1,018,020

Foreign Government Obligations — 0.3%
Qatar — 0.3%
Qatar Government International Bond, 4.00%, 1/20/15		260	264,550

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 1.1%
GS Mortgage Securities Trust:
Series 2013-GC16, Class A4, 4.27%, 11/10/46		400	432,176
Series 2014-GC18, Class A4, 4.07%, 1/10/47		400	424,888

			857,064
Interest Only Commercial Mortgage-Backed Securities — 2.4%
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR5, Class XA, 2.06%, 12/10/45 (b)		5,300	537,605

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
Series 2013-CR7, Class XA, 1.71%, 3/10/46 (b)	USD	2,839	$244,629
Series 2014-CR14, Class XA, 1.06%, 2/10/47 (b)		1,116	58,822
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XA, 1.72%, 4/15/46 (b)		3,376	316,236
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Class XA, 1.96%, 12/15/45 (a)(b)		5,352	564,749
Series 2014-LC14, Class XA, 1.64%, 3/15/47 (b)		1,271	114,994

			1,837,035
Total Non-Agency Mortgage-Backed Securities — 3.5%			2,694,099

U.S. Government Sponsored Agency Securities
Agency Obligations — 5.3%
Fannie Mae, 1.63%, 10/26/15		2,265	2,303,711
Federal Home Loan Bank:
1.95%, 7/24/18		1,345	1,361,529
4.00%, 4/10/28		400	418,890

			4,084,130
Interest Only Commercial Mortgage-Backed Securities — 0.0%
Ginnie Mae:
Series 2002-83, Class IO, 0.00%, 10/16/42 (b)		2,738	11
Series 2003-109, Class IO, 0.00%, 3/16/43-11/16/43 (b)		3,649	36
Series 2004-9, Class IO, 0.31%, 3/16/34 (b)		966	1,457

			1,504
Mortgage-Backed Securities — 69.6%
Fannie Mae Mortgage-Backed Securities:
3.00%, 3/01/41-6/01/43 (b)		3,418	3,391,721
3.14%, 3/01/41 (b)		85	89,940
3.21%, 12/01/40 (b)		96	100,848
3.35%, 6/01/41 (b)		139	146,744
3.50%, 10/01/28-7/01/44 (b)(c)		6,274	6,491,158
4.00%, 2/01/25-7/01/44 (c)		9,687	10,305,281
4.50%, 6/01/26-3/01/44 (c)		2,567	2,781,679
5.00%, 7/01/29-7/01/37 (c)		1,770	1,908,973
5.50%, 11/01/21-8/01/37 (c)		1,051	1,167,310
6.00%, 4/01/35-7/01/44 (c)		885	1,000,010
6.50%, 5/01/40		791	892,380
Freddie Mac Mortgage-Backed Securities:
3.00%, 1/01/43-7/01/44 (c)		4,713	4,652,674
3.02%, 2/01/41 (b)		115	122,460
3.50%, 4/01/42-7/01/44 (c)		1,619	1,666,453
4.00%, 7/01/44 (c)		2,300	2,436,563
4.50%, 9/01/43-7/01/44 (c)		1,854	2,007,687
5.00%, 7/01/44 (c)		1,100	1,217,563
5.50%, 6/01/41-7/01/44 (c)		501	558,787
8.00%, 3/01/30-6/01/31		20	21,928
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/44 (c)		300	302,250
3.50%, 5/15/43-7/15/44 (c)		2,991	3,115,479
4.00%, 4/20/44-7/15/44 (c)		4,595	4,924,778

See Notes to Financial Statements.

96	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities (concluded)
4.50%, 5/20/41-2/15/42	USD 3,823	$4,185,333
5.00%, 7/15/39-12/15/40	196	215,457

		53,703,456
Total U.S. Government Sponsored Agency Securities — 74.9%		57,789,090

U.S. Treasury Obligations
U.S. Treasury Bonds, 3.38%, 5/15/44 (d)	4,563	4,593,961
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/19	395	406,253
0.63%, 1/15/24	1,408	1,459,107
U.S. Treasury Notes:
0.25%, 11/30/14	1,315	1,315,873
0.50%, 6/30/16 (d)	9,765	9,773,388
0.63%, 11/30/17 (d)	8,460	8,330,460
1.25%, 11/30/18	680	673,838
1.63%, 3/31/19-6/30/19 (d)	5,405	5,409,351
2.00%, 5/31/21	190	188,575
2.13%, 6/30/21	420	419,934
2.50%, 8/15/23-5/15/24 (d)	7,634	7,632,283
Total U.S. Treasury Obligations — 52.1%		40,203,023
Total Long-Term Investments (Cost — $110,870,821) — 144.3%		111,440,617

Short-Term Securities — 19.4%
Federal Home Loan Banks, 0.08%, 9/24/14 (e)	15,000	14,998,590
Total Short-Term Securities (Cost — $14,997,314) — 19.4%		14,998,590

Options Purchased		Value
(Cost — $311,494) — 0.3%		$203,551
Total Investments Before Options Written and TBA Sale Commitments
(Cost — $126,179,629) — 164.0%		126,642,758

Options Written
(Premiums Received — $ 293,865) — (0.2)%		(193,096)

TBA Sale Commitments (c)	Par (000)
Fannie Mae Mortgage-Backed Securities:
3.00%, 7/01/44	USD 7,750	(7,656,155)
3.50%, 7/01/29-7/01/44	200	(208,922)
4.00%, 7/01/44	900	(955,125)
4.50%, 7/01/44	600	(649,781)
5.50%, 7/01/44	600	(671,739)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 7/15/44	100	(103,992)
4.00%, 7/15/44	2,200	(2,354,344)
4.50%, 7/15/44	1,200	(1,307,328)
Total TBA Sale Commitments (Proceeds — $13,792,347) — (18.0)%		(13,907,386)
Total Investments Net of Options Written and TBA Sale Commitments — 145.8%		112,542,276
Liabilities in Excess of Other Assets — (45.8)%		(35,335,728)

Net Assets — 100.0%		$77,206,548

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2014 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$1,013,063	$6,656
Citigroup Global Markets, Inc.	$(987,891)	$(9,297)
Credit Suisse Securities (USA) LLC	$1,481,153	$11,983
Deutsche Bank Securities, Inc.	$2,522,871	$5,395
Goldman Sachs & Co.	$3,468,590	$33,911
J.P. Morgan Securities LLC	$(1,981,070)	$(27,007)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$3,889,031	$31,155

(d)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(e)	Represents the current yield as of report date.

•

Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at June 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	5,181,648	(5,181,648)	—	$4,508

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	97

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of June 30, 2014 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
RBC Capital Markets, LLC	0.16%	6/26/14	Open	$3,832,065	$3,832,065
RBC Capital Markets, LLC	0.19%	6/26/14	Open	8,333,100	8,333,285
BNP Paribas Securities Corp.	0.12%	6/30/14	7/01/14	9,777,206	9,777,239
Credit Suisse Securities (USA) LLC	0.02%	6/30/14	7/01/14	6,386,774	6,386,777
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.16%	6/30/14	7/01/14	3,900,000	3,900,017
Total				$32,229,145	$32,229,383

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	Financial futures contracts outstanding as of June 30, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
4	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	September 2014	USD	548,750	$4,494
(2)	Euro-Buxl	Eurex	September 2014	USD	368,780	(9,751)
(36)	Euro Dollar Futures	Chicago Mercantile	September 2014	USD	4,300,594	(9,047)
(7)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	September 2014	USD	1,537,156	756
(13)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September 2014	USD	1,627,234	(10,281)
(1)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	September 2014	USD	149,938	295
(39)	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	9,699,788	(4,431)
(27)	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	6,702,075	(13,813)
(16)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	3,962,600	1,179
(3)	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	741,188	(653)
(4)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	985,600	(538)
Total						$(41,790)

•	Forward foreign currency exchange contracts outstanding as of June 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	413,820	AUD	444,508	Bank of America N.A.	9/17/14	$(2,937)
USD	390,000	CAD	426,272	Royal Bank of Scotland PLC	9/17/14	(8,695)
USD	385,000	JPY	39,374,720	Bank of America N.A.	9/17/14	(3,901)
Total						$(15,533)

•	Exchange-traded options purchased as of June 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
U.S. Treasury Notes (10 Year)	Put	USD	123.50	7/25/14	26	$2,437
U.S. Treasury Notes (10 Year)	Put	USD	121.50	7/25/14	26	406
U.S. Treasury Notes (10 Year)	Put	USD	124.00	7/25/14	21	3,609
U.S. Treasury Notes (10 Year)	Put	USD	122.00	7/25/14	21	328
Euro Dollar 1-Year Mid-Curve	Put	USD	99.00	9/12/14	68	2,125
Euro Dollar 1-Year Mid-Curve	Put	USD	98.75	12/12/14	130	21,125
Euro Dollar 1-Year Mid-Curve	Put	USD	98.88	12/12/14	46	10,925
Euro Dollar 1-Year Mid-Curve	Put	USD	98.63	12/12/14	28	3,150
Total						$44,105

See Notes to Financial Statements.

98	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

•	OTC options purchased as of June 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
GBP Currency	Citibank N.A.	Put	USD	1.70	7/03/14	GBP	1,390	$555

•	OTC interest rate swaptions purchased as of June 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
5-Year Interest Rate Swap	Citibank N.A.	Call	1.95%	Receive	3-month LIBOR	11/21/14	USD	1,700	$14,553
30-Year Interest Rate Swap	Citibank N.A.	Call	3.30%	Receive	3-month LIBOR	5/22/17	USD	900	49,422
30-Year Interest Rate Swap	Deutsche Bank AG	Call	3.30%	Receive	3-month LIBOR	5/22/17	USD	300	16,474
5-Year Interest Rate Swap	Barclays Bank PLC	Put	2.04%	Pay	3-month LIBOR	7/03/14	USD	655	—
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.98%	Pay	3-month LIBOR	9/03/14	USD	300	522
5-Year Interest Rate Swap	Citibank N.A.	Put	1.95%	Pay	3-month LIBOR	11/21/14	USD	1,700	13,361
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	3/20/17	USD	600	11,156
30-Year Interest Rate Swap	Citibank N.A.	Put	4.30%	Pay	3-month LIBOR	5/22/17	USD	900	40,052
30-Year Interest Rate Swap	Deutsche Bank AG	Put	4.30%	Pay	3-month LIBOR	5/22/17	USD	300	13,351
Total									$158,891

•	Exchange-traded options written as of June 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
U.S. Treasury Notes (10 Year)	Put	USD	123.00	7/25/14	42	$(1,969)
U.S. Treasury Notes (10 Year)	Put	USD	122.50	7/25/14	50	(1,563)
Euro Dollar 3-Year Mid-Curve	Put	USD	96.75	9/12/14	68	(2,125)
Euro Dollar 3-Year Mid-Curve	Put	USD	96.38	12/12/14	14	(963)
Total						$(6,620)

•	OTC interest rate swaptions written as of June 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Citibank N.A.	Call	3.26%	Pay	3-month LIBOR	11/14/14	USD	2,300	$(110,362)
	JPMorgan Chase
10-Year Interest Rate Swap	Bank N.A.	Call	2.50%	Pay	3-month LIBOR	5/22/15	USD	700	(5,724)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	3.45%	Pay	3-month LIBOR	5/09/16	USD	700	(31,398)
10-Year Interest Rate Swap	Citibank N.A.	Put	3.26%	Receive	3-month LIBOR	11/14/14	USD	2,300	(5,798)
	JPMorgan Chase
10-Year Interest Rate Swap	Bank N.A.	Put	3.50%	Receive	3-month LIBOR	5/22/15	USD	700	(5,876)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.45%	Receive	3-month LIBOR	5/09/16	USD	700	(21,679)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	3/20/17	USD	1,200	(5,639)
Total									$(186,476)

•	Centrally cleared interest rate swaps outstanding as of June 30, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.76%[1]	3-month LIBOR	Chicago Mercantile	6/25/22	USD	900	$(13,741)
1.72%[1]	3-month LIBOR	Chicago Mercantile	7/02/22	USD	900	(16,296)
2.27%[2]	3-month LIBOR	Chicago Mercantile	6/10/23	USD	500	(8,275)
2.38%[2]	3-month LIBOR	Chicago Mercantile	6/13/23	USD	600	(4,775)
2.75%[1]	3-month LIBOR	Chicago Mercantile	7/16/23	USD	900	(30,329)
3.91%[2]	3-month LIBOR	Chicago Mercantile	9/12/43	USD	2,500	328,302
3.67%[1]	3-month LIBOR	Chicago Mercantile	11/05/43	USD	500	(38,965)
3.84%[2]	3-month LIBOR	Chicago Mercantile	12/23/43	USD	2,000	214,709
3.65%[1]	3-month LIBOR	Chicago Mercantile	2/27/44	USD	200	(16,402)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	99

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

•	Centrally cleared interest rate swaps outstanding as of June 30, 2014 were as follows: (concluded)

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
3.59%[1]	3-month LIBOR	Chicago Mercantile	3/04/44	USD	200	$(13,782)
Total						$400,446

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

•	OTC interest rate swaps outstanding as of June 30, 2014 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.36%[1]	3-month LIBOR	Citibank N.A.	12/20/15	USD	1,300	$38,358	—	$38,358
2.50%[1]	3-month LIBOR	Deutsche Bank AG	9/30/20	USD	300	10,752	—	10,752
2.57%[1]	3-month LIBOR	Deutsche Bank AG	10/19/20	USD	300	11,445	—	11,445
2.28%[1]	3-month LIBOR	Deutsche Bank AG	6/03/23	USD	700	(10,360)	—	(10,360)
2.82%[2]	3-month LIBOR	Credit Suisse International	4/17/43	USD	800	69,463	—	69,463
2.81%[2]	3-month LIBOR	Citibank N.A.	4/25/43	USD	1,200	108,614	—	108,614
2.77%[2]	3-month LIBOR	Bank of America N.A.	5/03/43	USD	800	78,590	—	78,590
3.07%[2]	3-month LIBOR	Citibank N.A.	5/17/43	USD	1,300	51,996	—	51,996
3.09%[2]	3-month LIBOR	Bank of America N.A.	5/20/43	USD	600	22,528	—	22,528
Total						$381,386	—	$381,386

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

•	OTC total return swaps outstanding as of June 30, 2014 were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Received	Unrealized Appreciation
Return on Markit IOS 6.00%, 30-year,fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/39	USD	363	$388	$(4,278)	$4,666
Return on Markit IOS 6.00%, 30-year,fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/39	USD	574	613	(6,575)	7,188
Return on Markit IOS 6.00%, 30-year,fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/39	USD	535	572	(4,810)	5,382
Total						$1,573	$(15,663)	$17,236

[1]	Fund pays the total return of the reference entity and receives the floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between

See Notes to Financial Statements.

100	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Schedule of Investments (concluded)	BlackRock U.S. Government Bond Portfolio

different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$2,563,692	$399,600	$2,963,292
Corporate Bonds	—	6,508,543	—	6,508,543
Foreign Agency Obligations	—	1,018,020	—	1,018,020
Foreign Government Obligations	—	264,550	—	264,550
Non-Agency Mortgage-Backed Securities	—	2,694,099	—	2,694,099
U.S. Government Sponsored Agency Securities	—	57,789,090	—	57,789,090
U.S. Treasury Obligations	—	40,203,023	—	40,203,023
Short-Term Securities:
U.S. Government Sponsored Agency Securities	—	14,998,590	—	14,998,590
Options Purchased:
Foreign Currency Exchange Contracts	—	555	—	555
Interest Rate Contracts	$44,105	158,891	—	202,996
Liabilities:
Investments:
TBA Sale Commitments	—	(13,907,386)	—	(13,907,386)
Total	$44,105	$112,291,667	$399,600	$112,735,372

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$6,724	$951,993	—	$958,717
Liabilities:
Foreign currency exchange contracts	—	(15,533)	—	(15,533)
Interest rate contracts	(55,134)	(339,401)	—	(394,535)
Total	$(48,410)	$597,059	—	$548,649

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency contracts and options written. Swaps, financial futures contracts and forward foreign currency contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

•   The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$5,040,376	—	—	$5,040,376
Foreign currency at value	1,364	—	—	1,364
Cash pledged for financial futures contracts	108,000	—	—	108,000
Cash pledged for centrally cleared swaps	240,000	—	—	240,000
Liabilities:
Reverse repurchase agreements	—	$(32,229,383)	—	(32,229,383)
Total	$5,389,740	$(32,229,383)	—	$(26,839,643)

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	101

Statements of Assets and Liabilities

June 30, 2014 (Unaudited)	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock High Yield Portfolio

Assets
Investments at value — unaffiliated[2,3]	$593,960,158	$151,805,917	$276,756,700	$49,263,835
Investments at value — affiliated[4]	—	2,137,125	2,466,099	322,212
Cash	6,430,033	79	105,613	5,737
Cash pledged for centrally cleared swaps	114,000	—	60,000	—
Cash pledged for financial futures contracts	—	—	—	99,000
Foreign currency at value[5]	83,855	209	4,056	8,764
Variation margin receivable on centrally cleared swaps	3,838	—	—	—
Variation margin receivable on financial futures contracts	25,421	—	12,314	—
Investments sold receivable	5,486,777	3,046,113	1,090,652	804,293
TBA sale commitments receivable	18,601,891	—	—	—
Swap premiums paid	8,153	—	17,631	6,539
Unrealized appreciation on forward foreign currency exchange contracts	13,089	—	56,734	54,696
Unrealized appreciation on OTC swaps	238,557	—	50,503	9,955
Unrealized appreciation on unfunded loan commitments	—	—	—	3,241
Capital shares sold receivable	96	206,535	21	8,163
Interest receivable	1,080,159	—	645,232	640,078
Dividends receivable	366,863	43,858	323,899	12,947
Receivable from Manager	42,609	12,387	29,992	5,056
Income receivable — affiliated	—	18	—	—
Securities lending income receivable — affiliated	384	274	2,895	—
Prepaid expenses	1,738	1,251	11,971	1,214
Other assets	48,972	—	—	105,162

Total assets	626,506,593	157,253,766	281,634,312	51,350,892

Liabilities
Options written at value[6]	34,469	—	1,236,332	—
Investments sold short at value[7]	—	—	146,321	—
Borrowed bonds at value[8]	2,374,653	—	—	—
TBA sale commitments at value[9]	18,760,039	—	—	—
Reverse repurchase agreements	27,927,495	—	—	1,377,108
Cash received as collateral for OTC derivatives	—	—	1,400,000	—
Collateral on securities loaned at value	—	1,705,671	1,217,608	—
Variation margin payable on financial futures contracts	39,915	—	20,320	300
Variation margin payable on centrally cleared swaps	—	—	418	—
Investments purchased payable	35,004,386	1,757,208	1,111,022	1,697,986
Swap premiums received	263,304	—	—	155,879
Unrealized depreciation on forward foreign currency exchange contracts	75,180	—	303,550	664
Unrealized depreciation on OTC swaps	123,228	—	11,510	184,954
Interest expense payable	16,366	—	—	—
Capital shares redeemed payable	271,737	16,440	155,076	14,038
Income dividends payable	—	—	—	212,719
Investment advisory fees payable	159,025	44,809	81,036	6,079
Other affiliates payable	1,218	308	680	105
Officer’s and Directors’ fees payable	3,900	2,736	3,207	2,469
Deferred foreign capital gain tax payable	—	—	1,868	—
Other accrued expenses payable	297,016	84,350	211,071	68,513

Total liabilities	85,351,931	3,611,522	5,900,019	3,720,814

Net Assets	$541,154,662	$153,642,244	$275,734,293	$47,630,078

Net Assets Consist of
Paid-in capital	$417,638,590	$111,765,416	$234,198,458	$50,195,842
Undistributed (distributions in excess of) net investment income	5,038,224	140,651	2,160,403	(87,090)
Accumulated net realized gain (loss)	40,715,500	21,533,520	10,253,214	(4,535,619)
Net unrealized appreciation/depreciation	77,762,348	20,202,657	29,122,218	2,056,945

Net Assets	$541,154,662	$153,642,244	$275,734,293	$47,630,078

Shares outstanding, $0.10 par value[10]	28,130,286	3,994,240	15,649,712	8,168,253

Net asset value, offering and redemption price per share	$19.24	$38.47	$17.62	$5.83

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — unaffiliated	$516,244,751	$131,603,260	$247,147,358	$47,077,102
[3] Securities loaned at value	—	$1,667,939	$1,141,593	—
[4] Investments at cost — affiliated	—	$2,137,125	$2,524,219	$322,212
[5] Foreign currency at cost	$82,114	$209	$3,637	$8,669
[6] Premiums received	$118,255	—	$1,204,010	—
[7] Proceeds from investments sold short	—	—	$136,085	—
[8] Proceeds received from borrowed bonds	$2,474,193	—	—	—
[9] Proceeds from TBA sale commitments	$18,601,891	—	—	—
[10] Authorized shares	300 million	100 million	100 million	100 million

See Notes to Financial Statements.

102	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Statements of Assets and Liabilities (concluded)

June 30, 2014 (Unaudited)	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio

Assets
Investments at value — unaffiliated[1,2]	$178,129,908	$126,588,782	$96,505,830	$126,642,758
Investments at value — affiliated[3]	4,949,630	—	—	—
Repurchase agreements at value[4]	—	16,409,000	—	—
Cash	—	—	1,198,156	5,040,376
Cash pledged for centrally cleared swaps	—	—	40,000	240,000
Cash pledged for financial futures contracts	—	—	—	108,000
Foreign currency at value[5]	—	—	349,621	1,364
Variation margin receivable on centrally cleared swaps	—	—	1,429	24,460
Variation margin receivable on financial futures contracts	—	—	6,406	1,201
Investments sold receivable	1,844,160	—	5,813,579	527,450
TBA sale commitments receivable	—	—	7,367,212	13,792,347
Swap premiums paid	—	—	3,845	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	4,518	—
Unrealized appreciation on OTC swaps	—	—	108,641	408,982
Capital shares sold receivable	12,386	—	—	—
Interest receivable	—	60,424	396,583	278,870
Dividends receivable	194,855	—	15	82
Receivable from Manager	13,481	11,073	8,349	9,191
Income receivable — affiliated	159	—	—	—
Securities lending income receivable — affiliated	281	—	—	—
Prepaid expenses	1,454	1,233	1,235	1,223
Other assets	—	—	—	136,755

Total assets	185,146,314	143,070,512	111,805,419	147,213,059

Liabilities
Options written at value[6]	—	—	11,491	193,096
Borrowed bonds at value[7]	—	—	2,598,554	—
TBA sale commitments at value[8]	—	—	7,430,153	13,907,386
Reverse repurchase agreements	—	—	18,434,462	32,229,383
Reverse repurchase agreements payable	—	—	2,398,119	—
Collateral on securities loaned at value	2,053,769	—	—	—
Variation margin payable on financial futures contracts	—	—	18,163	7,631
Investments purchased payable	1,724,927	—	10,314,218	23,335,692
Swap premiums received	—	—	125,812	15,663
Unrealized depreciation on forward foreign currency exchange contracts	—	—	3,447	15,533
Unrealized depreciation on OTC swaps	—	—	71,987	10,360
Interest expense payable	—	—	19,498	86
Income dividends payable	—	—	169,027	137,629
Capital shares redeemed payable	129,670	1,243,616	36,865	30,623
Investment advisory fees payable	52,935	15,866	14,077	17,590
Other affiliates payable	408	423	192	187
Officer’s and Directors’ fees payable	2,814	2,869	2,528	2,602
Other accrued expenses payable	93,621	78,466	87,776	103,050
Total liabilities	4,058,144	1,341,240	41,736,369	70,006,511

Net Assets	$181,088,170	$141,729,272	$70,069,050	$77,206,548

Net Assets Consist of
Paid-in capital	$132,306,994	$141,724,177	$72,893,970	$79,033,330
Undistributed (distributions in excess of) net investment income	1,007,705	—	(165,415)	(221,285)
Accumulated net realized gain (loss)	5,968,442	5,095	(3,826,935)	(2,932,885)
Net unrealized appreciation/depreciation	41,805,029	—	1,167,430	1,327,388

Net Assets	$181,088,170	$141,729,272	$70,069,050	$77,206,548

Shares outstanding, $0.10 par value[9]	6,236,589	141,724,177	5,967,560	7,045,880

Net asset value, offering and redemption price per share	$29.04	$1.00	$11.74	$10.96

[1] Investments at cost — unaffiliated	$136,324,879	$126,588,782	$95,334,109	$126,179,616
[2] Securities loaned at value	$2,007,437	—	—	—
[3] Investments at cost — affiliated	$4,949,630	—	—	—
[4] Repurchase agreements at cost	—	$16,409,000	—	—
[5] Foreign currency at cost	—	—	$352,248	$1,350
[6] Premiums received	—	—	$39,290	$293,864
[7] Proceeds received from borrowed bond agreements	—	—	$2,632,744	—
[8] Proceeds from TBA sale commitments	—	—	$7,367,212	$13,792,347
[9] Authorized shares	100 million	2 billion	100 million	100 million

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	103

Statements of Operations

Six Months Ended June 30, 2014 (Unaudited)	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock High Yield Portfolio

Investment Income
Interest	$3,425,474	—	$924,308	$1,430,043
Interest on short sales	—	—	439	—
Dividends — unaffiliated	2,704,593	$499,587	2,863,941	52,653
Foreign taxes withheld	(17,652)	(1,487)	(179,398)	(2,284)
Dividends — affiliated	720	245	145	50
Securities lending — affiliated — net	756	6,311	15,016	—

Total income	6,113,891	504,656	3,624,451	1,480,462

Expenses
Investment advisory	951,688	271,966	485,500	85,679
Transfer agent	369,276	103,136	200,164	34,168
Accounting services	60,601	19,470	32,230	5,150
Custodian	42,536	11,130	120,119	9,911
Professional	44,781	24,170	47,170	33,441
Printing	23,528	7,603	15,083	4,365
Officer and Directors	11,953	9,440	10,290	8,745
Miscellaneous	14,630	4,895	46,446	16,018

Total expenses excluding dividend expense, interest expense and stock loan fees	1,518,993	451,810	957,002	197,477
Dividend expense	—	—	3,830	—
Interest expense	30,353	—	—	3,647
Stock loan fees	—	—	65	—

Total expenses	1,549,346	451,810	960,897	201,124
Less fees waived by Manager	(1,657)	(563)	(10,590)	(45,920)
Less transfer agent fees reimbursed	(260,739)	(70,345)	(174,811)	(31,593)

Total expenses after fees waived and/or reimbursed	1,286,950	380,902	775,496	123,611

Net investment income	4,826,941	123,754	2,848,955	1,356,851

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	35,934,843	17,306,972	11,190,059	619,273
Investments — affiliated	—	—	(6,021)	—
Financial futures contracts	496,188	—	(1,506,628)	(148,105)
Foreign currency transactions	7,544	(42,678)	12,500	(119,178)
Options written	29,957	—	852,773	—
Borrowed bonds	(1,289)	—	—	—
Swaps	(445,014)	—	(21,771)	23,023
Short sales	—	—	54,027	344

	36,022,229	17,264,294	10,574,939	375,357

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(12,461,898)	(16,152,951)	(3,178,836)	768,410
Investments — affiliated	—	—	72,392	—
Financial futures contracts	(372,031)	—	306,567	12,283
Foreign currency translations	(26,222)	(94,775)	(583,083)	135,629
Options written	94,570	—	142,594	—
Borrowed bonds	(138,120)	—	—	—
Swaps	52,873	—	59,803	(75,360)
Short sales	—	—	(10,236)	—
Unfunded loan commitments	—	—	—	3,241

	(12,850,828)	(16,247,726)	(3,190,799)	844,203

Total realized and unrealized gain	23,171,401	1,016,568	7,384,140	1,219,560

Net Increase in Net Assets Resulting from Operations	$27,998,342	$1,140,322	$10,233,095	$2,576,411

[1]	Consolidated Statement of Operations

See Notes to Financial Statements.

104	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Statements of Operations (concluded)

Six Months Ended June 30, 2014 (Unaudited)	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio

Investment Income
Dividends — unaffiliated	$1,402,398	—	$7,634	—
Foreign taxes withheld	(5,908)	—	—	—
Dividends — affiliated	725	—	101	$4,508
Interest	—	$161,473	1,261,943	900,569
Securities lending — affiliated — net	961	—	—	—

Total income	1,398,176	161,473	1,269,678	905,077

Expenses
Investment advisory	315,298	262,670	129,134	140,114
Transfer agent	118,406	53,532	52,824	59,131
Professional	24,805	25,870	30,722	33,811
Accounting services	21,856	2,557	6,583	10,287
Custodian	8,484	7,883	26,459	24,037
Officer and Directors	9,610	9,466	8,886	8,968
Printing	8,990	8,228	4,152	4,343
Miscellaneous	5,324	2,754	8,433	9,656

Total expenses excluding interest expense	512,773	372,960	267,193	290,347
Interest expense	—	—	26,014	268

Total expenses	512,773	372,960	293,207	290,615
Less fees waived by Manager	(1,660)	(160,473)	(37,408)	(38,054)
Less transfer agent fees reimbursed	(80,804)	(51,034)	(50,323)	(56,503)

Total expenses after fees waived and/or reimbursed	430,309	161,453	205,476	196,058

Net investment income	967,867	20	1,064,202	709,019

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	13,056,664	4,835	1,261,655	1,057,432
Financial futures contracts	—	—	132,199	120,511
Foreign currency transactions	—	—	(5,572)	(23,038)
Options written	—	—	5,143	138,811
Borrowed bonds	—	—	(14,263)	—
Swaps	—	—	(139,919)	(326,007)

	13,056,664	4,835	1,239,243	967,709

Net change in unrealized appreciation/depreciation on:
Investments	(4,392,417)	—	1,441,946	1,595,985
Financial futures contracts	—	—	(144,000)	(87,331)
Foreign currency translations	—	—	11,635	(15,516)
Options written	—	—	32,152	(57,115)
Borrowed bonds	—	—	(63,701)	—
Swaps	—	—	21,098	(183,972)

	(4,392,417)	—	1,299,130	1,252,051

Total realized and unrealized gain	8,664,247	4,835	2,538,373	2,219,760

Net Increase in Net Assets Resulting from Operations	$9,632,114	$4,855	$3,602,575	$2,928,779

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	105

Statements of Changes in Net Assets

	BlackRock Balanced Capital Portfolio		BlackRock Capital Appreciation Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$4,826,941	$9,404,877	$123,754	$359,752
Net realized gain	36,022,229	33,961,459	17,264,294	28,954,599
Net change in unrealized appreciation/depreciation	(12,850,828)	51,622,954	(16,247,726)	12,700,106

Net increase in net assets resulting from operations	27,998,342	94,989,290	1,140,322	42,014,457

Dividends and Distributions to Shareholders From
Net investment income	—	(10,145,660)[1]	—	(355,664)[1]
Net realized gain	—	(1,245,061)[1]	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	—	(11,390,721)	—	(355,664)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(24,484,425)	(42,949,564)	(5,549,234)	(14,292,917)

Net Assets
Total increase (decrease) in net assets	3,513,917	40,649,005	(4,408,912)	27,365,876
Beginning of period	537,640,745	496,991,740	158,051,156	130,685,280

End of period	$541,154,662	$537,640,745	$153,642,244	$158,051,156

Undistributed net investment income, end of period	$5,038,224	$211,283	$140,651	$16,897

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

106	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Statements of Changes in Net Assets (continued)

	BlackRock Global Allocation Portfolio[1]		BlackRock High Yield Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$2,848,955	$4,058,052	$1,356,851	$2,909,636
Net realized gain	10,574,939	11,745,878	375,357	1,919,412
Net change in unrealized appreciation/depreciation	(3,190,799)	22,267,475	844,203	(136,379)

Net increase in net assets resulting from operations	10,233,095	38,071,405	2,576,411	4,692,669

Dividends to Shareholders From
Net investment income	—	(4,876,374)[2]	(1,369,441)	(3,103,337)[2]

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(11,121,188)	(25,460,223)	(2,099,757)	(2,822,509)

Net Assets
Total increase (decrease) in net assets	(888,093)	7,734,808	(892,787)	(1,233,177)
Beginning of period	276,622,386	268,887,578	48,522,865	49,756,042

End of period	$275,734,293	$276,622,386	$47,630,078	$48,522,865

Undistributed (distributions in excess of) net investment income, end of period	$2,160,403	$(688,552)	$(87,090)	$(74,500)

[1]	Consolidated Statements of Changes in Net Assets.
[2]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	107

Statements of Changes in Net Assets (continued)

	BlackRock Large Cap Core Portfolio		BlackRock Money Market Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$967,867	$1,839,845	$20	$44
Net realized gain	13,056,664	17,291,705	4,835	4,986
Net change in unrealized appreciation/depreciation	(4,392,417)	29,239,844	—	—

Net increase in net assets resulting from operations	9,632,114	48,371,394	4,855	5,030

Dividends and Distributions to Shareholders From
Net investment income	—	(1,909,541)[1]	(20)	(44)[1]
Net realized gain	—	—	—	(5,089)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	—	(1,909,541)	(20)	(5,133)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(7,805,312)	(18,611,777)	(6,760,101)	(14,862,241)

Net Assets
Total increase (decrease) in net assets	1,826,802	27,850,076	(6,755,266)	(14,862,344)
Beginning of period	179,261,368	151,411,292	148,484,538	163,346,882

End of period	$181,088,170	$179,261,368	$141,729,272	$148,484,538

Undistributed net investment income, end of period	$1,007,705	$39,838	—	—

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

108	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Statements of Changes in Net Assets (concluded)

	BlackRock Total Return Portfolio		BlackRock U.S. Government Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$1,064,202	$2,183,821	$709,019	$1,274,787
Net realized gain (loss)	1,239,243	(2,030)	967,709	(3,380,456)
Net change in unrealized appreciation/depreciation	1,299,130	(2,988,546)	1,252,051	(642,904)

Net increase (decrease) in net assets resulting from operations	3,602,575	(806,755)	2,928,779	(2,748,573)

Dividends and Distributions to Shareholders From
Net investment income	(1,105,638)	(2,438,678)[1]	(815,058)	(2,001,778)[1]
Net realized gain	—	—	—	—
Tax return of capital	—	—	—	(163,112)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(1,105,638)	(2,438,678)	(815,058)	(2,164,890)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(4,932,800)	(7,602,867)	(5,208,810)	(14,276,939)

Net Assets
Total decrease in net assets	(2,435,863)	(10,848,300)	(3,095,089)	(19,190,402)
Beginning of period	72,504,913	83,353,213	80,301,637	99,492,039

End of period	$70,069,050	$72,504,913	$77,206,548	$80,301,637

Distributions in excess of net investment income, end of period	$(165,415)	$(123,979)	$(221,285)	$(115,246)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	109

Statement of Cash Flows

Six Month Ended June 30, 2014 (Unaudited)	BlackRock Total Return Portfolio

Cash Used For Operating Activities
Net increase in net assets resulting from operations:	$3,602,575
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Increase in cash pledged for centrally cleared swaps	(40,000)
Decrease in cash pledged as collateral for OTC derivatives	50,000
Decrease in variation margin receivable on financial futures contracts	12,559
Increase in variation margin receivable on centrally cleared swaps	(1,429)
Increase in dividends receivable	(15)
Decrease in interest receivable	29,338
Increase in receivable from Manager	(236)
Decrease in swap premiums paid	21,744
Increase in prepaid expenses	(1,150)
Increase in variation margin payable on financial futures contracts	10,957
Decrease in variation margin payable on centrally cleared swaps	(2,343)
Decrease in investment advisory fee payable	(10,096)
Decrease in officer’s and Directors’ fees payable	(1,230)
Decrease in other accrued expenses payable	(33,285)
Decrease in other affiliates payable	(1)
Increase in interest expense payable	820
Decrease in swap premiums received	(4,268)
Amortization of premium and accretion of discount on investments	62,648
Net realized (gain) loss on investments, options written and borrowed bonds	(1,246,735)
Net unrealized (gain) loss on investments, options written, borrowed bonds, foreign currency translations and swaps	(1,465,381)
Premiums received from options written	75,311
Premiums paid on closing options written	(38,649)
Proceeds from borrowed bond transactions	3,114,266
Payments from borrowed bond transactions	(3,136,503)
Purchases of long-term investments	(322,162,188)
Proceeds from sales of long-term investments	318,227,815
Net purchases from sales of short-term securities	(24,632)

Net cash used for operating activities	(2,960,108)

Cash Provided By Financing Activities
Net borrowing of reverse repurchase agreements	7,690,922
Proceeds from issuance of capital shares	1,035,576
Payments on redemption of capital shares	(7,024,725)

Cash provided by financing activities	1,701,773

Cash Impact From Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(2,921)

Cash and Foreign Currency
Net decrease in cash and foreign currency	(1,261,256)
Cash and foreign currency at beginning of period	2,809,033

Cash and foreign currency at end of period	$1,547,777

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$25,258

Non-Cash Financing Activities
Capital shares issued in reinvestment of dividends	$1,115,947

See Notes to Financial Statements.

110	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Financial Highlights	BlackRock Balanced Capital Portfolio

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$18.26	$15.51	$14.33	$14.09	$13.20	$11.43

Net investment income[1]	0.17	0.31	0.36	0.37	0.33	0.34
Net realized and unrealized gain	0.81	2.83	1.19	0.28	0.90	1.79

Net increase from investment operations	0.98	3.14	1.55	0.65	1.23	2.13

Dividends and distributions from:
Net investment income	—	(0.35)[2]	(0.37)[2]	(0.41)[2]	(0.34)[2]	(0.36)[2]
Net realized gain	—	(0.04)[2]	—	—	—	—

Total dividends and distributions	—	(0.39)	(0.37)	(0.41)	(0.34)	(0.36)

Net asset value, end of period	$19.24	$18.26	$15.51	$14.33	$14.09	$13.20

Total Investment Return[3]
Based on net asset value	5.37%[4]	20.29%	10.79%	4.58%	9.37%	18.64%

Ratios to Average Net Assets
Total expenses	0.58%[5]	0.61%	0.55%	0.45%	0.51%	0.46%

Total expenses after fees waived	0.49%[5]	0.51%	0.48%	0.44%	0.51%	0.46%

Total expenses after fees waived and excluding interest expense	0.47%[5]	0.49%	0.47%	0.44%	0.44%	0.45%

Net investment income	1.82%[5]	1.83%	2.36%	2.55%	2.42%	2.84%

Supplemental Data
Net assets, end of period (000)	$541,155	$537,641	$496,992	$499,851	$531,480	$549,968

Portfolio turnover[6]	158%	349%	499%	612%	705%	461%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover is as follows:

	Six Months Ended June 30, 2014	Year Ended December 31,
	(Unaudited)	2013	2012	2011	2010	2009
Portfolio turnover (excluding mortgage dollar roll transactions)	119%	252%	398%	415%	548%	335%

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	111

Financial Highlights (continued)	BlackRock Capital Appreciation Portfolio

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$38.16	$28.43	$25.13	$27.72	$23.20	$16.99

Net investment income[1]	0.03	0.08	0.31	0.17	0.12	0.14
Net realized and unrealized gain (loss)	0.28	9.74	3.33	(2.57)	4.53	6.22

Net increase (decrease) from investment operations	0.31	9.82	3.64	(2.40)	4.65	6.36

Dividends from net investment income	—	(0.09)[2]	(0.34)[2]	(0.19)[2]	(0.13)[2]	(0.15)[2]

Net asset value, end of period	$38.47	$38.16	$28.43	$25.13	$27.72	$23.20

Total Investment Return[3]
Based on net asset value	0.81%[4]	34.53%	14.48%	(8.66)%	20.04%	37.40%

Ratios to Average Net Assets
Total expenses	0.60%[5]	0.62%	0.56%	0.45%	0.46%	0.49%

Total expenses after fees waived	0.50%[5]	0.53%	0.50%	0.44%	0.46%	0.49%

Net investment income	0.16%[5]	0.26%	1.11%	0.62%	0.50%	0.72%

Supplemental Data
Net assets, end of period (000)	$153,642	$158,051	$130,685	$132,310	$176,451	$158,633

Portfolio turnover	58%	151%	61%	79%	74%	81%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

112	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Financial Highlights (continued)	BlackRock Global Allocation Portfolio

	Six Months Ended June 30, 2014 (Unaudited)[1]	Year Ended December 31,
		2013[1]	2012[1]	2011[1]	2010[1]	2009
Per Share Operating Performance
Net asset value, beginning of period	$16.97	$15.03	$13.80	$15.59	$14.32	$11.97

Net investment income[2]	0.18	0.24	0.25	0.33	0.31	0.34
Net realized and unrealized gain (loss)	0.47	2.00	1.19	(0.86)	1.17	2.35

Net increase (decrease) from investment operations	0.65	2.24	1.44	(0.53)	1.48	2.69

Dividends and distributions from:
Net investment income	—	(0.30)[3]	(0.21)[3]	(1.05)[3]	(0.21)[3]	(0.28)[3]
Tax return of capital	—	—	—	(0.21)[3]	—	—
Net realized gain	—	—	—	—	—	(0.06)[3]

Total dividends and distributions	—	(0.30)	(0.21)	(1.26)	(0.21)	(0.34)

Net asset value, end of period	$17.62	$16.97	$15.03	$13.80	$15.59	$14.32

Total Investment Return[4]
Based on net asset value	3.83%[5]	14.94%	10.46%	(3.39)%	10.31%	22.59%

Ratios to Average Net Assets
Total expenses	0.71%[6]	0.69%	0.61%	0.47%	0.48%	0.53%

Total expenses after fees waived	0.57%[6]	0.56%	0.53%	0.44%	0.48%	0.51%

Total expenses after fees waived and excluding dividend expense, interest expense and stock loan fees	0.57%[6]	0.56%	0.53%	0.44%	0.48%	0.50%

Net investment income	2.11%[6]	1.49%	1.73%	2.04%	2.16%	2.63%

Supplemental Data
Net assets, end of period (000)	$275,734	$276,622	$268,888	$272,553	$496,728	$298,192

Portfolio turnover	43%	56%	44%	65%	40%	39%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	113

Financial Highlights (continued)	BlackRock Large Cap Core Portfolio

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$5.69	$5.50	$5.06	$5.33	$4.96	$3.56

Net investment income[1]	0.16	0.34	0.36	0.38	0.40	0.43
Net realized and unrealized gain (loss)	0.14	0.21	0.43	(0.27)	0.37	1.39

Net increase from investment operations	0.30	0.55	0.79	0.11	0.77	1.82

Dividends from net investment income	(0.16)	(0.36)[2]	(0.35)[2]	(0.38)[2]	(0.40)[2]	(0.42)[2]

Net asset value, end of period	$5.83	$5.69	$5.50	$5.06	$5.33	$4.96

Total Investment Return[3]
Based on net asset value	5.41%[4]	10.28%	16.17%	2.04%	16.20%	53.68%

Ratios to Average Net Assets
Total expenses	0.84%[5]	0.89%	0.82%	0.66%	0.67%	0.73%

Total expenses after fees waived	0.52%[5]	0.52%	0.50%	0.50%	0.50%	0.49%

Total expenses after fees waived and excluding interest expense	0.50%[5]	0.50%	0.50%	0.50%	0.50%	0.49%

Net investment income	5.68%[5]	6.01%	6.72%	7.18%	7.84%	9.91%

Supplemental Data
Net assets, end of period (000)	$47,630	$48,523	$49,756	$46,804	$53,222	$50,103

Portfolio turnover	41%	102%	102%	96%	121%	107%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

114	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Financial Highlights (continued)	BlackRock Large Cap Core Portfolio

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$27.50	$20.70	$18.65	$18.42	$16.98	$14.02

Net investment income[1]	0.15	0.27	0.34	0.25	0.22	0.23
Net realized and unrealized gain	1.39	6.82	2.07	0.23	1.49	2.98

Net increase from investment operations	1.54	7.09	2.41	0.48	1.71	3.21

Dividends from net investment income	—	(0.29)[2]	(0.36)[2]	(0.25)[2]	(0.27)[2]	(0.25)[2]

Net asset value, end of period	$29.04	$27.50	$20.70	$18.65	$18.42	$16.98

Total Investment Return[3]
Based on net asset value	5.60%[4]	34.29%	12.95%	2.61%	10.09%	22.90%

Ratios to Average Net Assets
Total expenses	0.58%[5]	0.60%	0.56%	0.44%	0.45%	0.47%

Total expenses after fees waived	0.49%[5]	0.49%	0.48%	0.44%	0.45%	0.47%

Net investment income	1.10%[5]	1.12%	1.69%	1.32%	1.27%	1.54%

Supplemental Data
Net assets, end of period (000)	$181,088	$179,261	$151,411	$149,950	$162,198	$167,566

Portfolio turnover	23%	39%	115%	104%	143%	150%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	115

Financial Highlights (continued)	BlackRock Money Market Portfolio

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0030
Net realized gain	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0000	0.0000	0.0000	0.0000	0.0000	0.0030

Dividends and distributions from:
Net investment income	(0.0000)[2]	(0.0000)[2,3]	(0.0000)[2,3]	(0.0000)[2,3]	(0.0000)[2,3]	(0.0031)[3]
Net realized gain	(0.0000)[2]	(0.0000)[2,3]	(0.0000)[2,3]	(0.0000)[2,3]	(0.0001)[3]	(0.0000)[2,3]

Total dividends and distributions	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0001)	(0.0031)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%[5]	0.00%	0.00%	0.00%	0.01%	0.32%

Ratios to Average Net Assets
Total expenses	0.51%[6]	0.55%	0.50%	0.43%	0.43%	0.48%

Total expenses after fees waived	0.22%[6]	0.25%	0.29%	0.29%	0.35%	0.45%

Net investment income	0.00%[6]	0.00%	0.00%	0.00%	0.00%	0.32%

Supplemental Data
Net assets, end of period (000)	$141,729	$148,485	$163,347	$195,061	$215,910	$263,584

[1]	Amount is less than $0.00005 per share.

[2]	Amount is greater than $(0.00005) per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

116	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Financial Highlights (continued)	BlackRock Total Return Portfolio

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$11.34	$11.83	$11.37	$11.17	$10.79	$9.94

Net investment income[1]	0.17	0.33	0.38	0.47	0.49	0.55
Net realized and unrealized gain (loss)	0.41	(0.45)	0.49	0.22	0.41	0.88

Net increase (decrease) from investment operations	0.58	(0.12)	0.87	0.69	0.90	1.43

Dividends from net investment income	(0.18)	(0.37)[2]	(0.41)[2]	(0.49)[2]	(0.52)[2]	(0.58)[2]

Net asset value, end of period	$11.74	$11.34	$11.83	$11.37	$11.17	$10.79

Total Investment Return[3]
Based on net asset value	5.11%[4]	(1.05)%	7.78%	6.34%	8.51%	14.81%

Ratios to Average Net Assets
Total expenses	0.81%[5]	0.85%	0.80%	0.60%	0.72%	0.62%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.57%[5]	0.53%	0.52%	0.53%	0.63%	0.52%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.50%[5]	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	2.96%[5]	2.85%	3.25%	4.28%	4.42%	5.35%

Supplemental Data
Net assets, end of period (000)	$70,069	$72,505	$83,353	$84,332	$88,885	$91,555

Portfolio turnover[6]	349%	806%	952%	1,237%	1,353%	847%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover is as follows:

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Portfolio turnover (excluding mortgage dollar roll transactions)	255%	582%	731%	793%	1,009%	568%

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	117

Financial Highlights (concluded)	BlackRock U.S. Government Bond Portfolio

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.67	$11.27	$11.56	$11.26	$11.02	$11.75

Net investment income[1]	0.10	0.16	0.22	0.29	0.42	0.43
Net realized and unrealized gain (loss)	0.30	(0.49)	0.07	0.43	0.52	(0.62)

Net increase (decrease) from investment operations	0.40	(0.33)	0.29	0.72	0.94	(0.19)

Dividends and distributions from:
Net investment income	(0.11)	(0.25)[2]	(0.25)[2]	(0.31)[2]	(0.44)[2]	(0.51)[2]
Net realized gain	—	—	(0.33)[2]	(0.11)[2]	(0.26)[2]	(0.03)[2]
Tax return of capital		(0.02)[2]	—	—	—	—

Total dividends and distributions	(0.11)	(0.27)	(0.58)	(0.42)	(0.70)	(0.54)

Net asset value, end of period	$10.96	$10.67	$11.27	$11.56	$11.26	$11.02

Total Investment Return[3]
Based on net asset value	3.78%[4]	(2.99)%	2.55%	6.54%	8.67%	(1.61)%

Ratios to Average Net Assets
Total expenses	0.74%[5]	0.78%[6]	0.67%	0.53%	0.62%	0.53%

Total expenses after fees waived	0.50%[5]	0.50%[6]	0.50%	0.50%	0.58%	0.51%

Total expenses after fees waived and excluding interest expense	0.50%[5]	0.50%[6]	0.50%	0.50%	0.50%	0.49%

Net investment income	1.82%[5]	1.44%[6]	1.86%	2.62%	3.72%	3.76%

Supplemental Data
Net assets, end of period (000)	$77,207	$80,302	$99,492	$107,890	$115,419	$124,496

Portfolio turnover[7]	634%	2,125%	1,572%	2,756%	3,128%	2,598%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover is as follows:

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Portfolio turnover (excluding mortgage dollar roll transactions)	457%	1,614%	1,194%	1,937%	2,373%	1,947%

See Notes to Financial Statements.

118	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company, offering eight separate portfolios (referred to as the “Funds” or individually as a “Fund”). The Company is organized as a Maryland corporation. The Funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of BlackRock Global Allocation Portfolio include the accounts of BlackRock Cayman Global Allocation Portfolio I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of BlackRock Global Allocation Portfolio and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. BlackRock Global Allocation Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at June 30, 2014 were $6,226,205 and 2.3% of BlackRock Global Allocation Portfolio’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to BlackRock Global Allocation Portfolio, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio, BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Total Return Portfolio and BlackRock U.S. Government Bond Portfolio:

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

BlackRock Money Market Portfolio’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its NAV per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	119

Notes to Financial Statements (continued)

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

Certain Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of a Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on

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investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales), or certain borrowings (e.g., reverse repurchase transactions and treasury roll transactions) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when a Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: BlackRock Money Market Portfolio declares dividends and reinvests daily such dividends in additional fund shares at NAV. Dividends are declared from the total of net investment income. For BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio and BlackRock Large Cap Core Portfolio, dividends from net investment income are declared and paid at least annually. For BlackRock High Yield Portfolio, BlackRock Total Return Portfolio and BlackRock U.S. Government Portfolio, dividends from net investment income are declared daily and paid monthly. For each Fund, distributions of capital gains are recorded on the ex-dividend dates.

Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the BlackRock Global Allocation Portfolio’s financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from income dividends and capital gain distributions. As such, any net gain will pass through to the Fund as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In June 2014, the Financial Accounting Standards Board (the “FASB”) issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

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3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Certain Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, a Fund may have to subsequently reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Certain Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, a Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

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Zero-Coupon Bonds: Certain Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: Certain Funds may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Certain Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Certain Funds may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. A Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. A Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are

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marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of June 30, 2014, the BlackRock High Yield Portfolio had the following unfunded floating rate loan interests:

Borrower	Unfunded Loan Commitments	Value of Underlying Floating Rate Loan Interest	Unrealized Appreciation
American Energy - Utica, LLC, Incremental Loan (Second Lien)	$24,759	$26,375	$1,616
Texas Competitive Electric Holdings Company, LLC (TXU), DIP Delay Draw Term Loan	$121,124	$121,943	$819
Texas Competitive Electric Holdings Company, LLC (TXU), DIP Delayed Draw Term Loan (2014)	$93,326	$94,132	$806

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: Certain Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, TBA commitments may be entered into by the Funds under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds are permitted to sell, repledge or use the collateral they receive; however, the counterparty is not. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase a Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Commitments: Certain Funds may enter into commitments, or agreements, to acquire an investment at a future date (subject to conditionality) in connection with a potential public or non-public offering. Such agreements may obligate the Fund to make future cash payments. As of June 30, 2014, the Global Allocation Portfolio had outstanding commitments of $390,834.

Repurchase Agreements: Certain Funds may enter into repurchase agreements. In a repurchase agreement, a Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults, a Fund could experience losses if the fair value of the collateral declines, as well as delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction restrict or

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prohibit the right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Borrowed Bond Agreements: Certain Funds may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral. The borrowed bond agreement contains a commitment that the security and the cash will be returned to the counterparty and the Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Certain Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that a Fund is obligated to repurchase under the agreement may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Treasury Roll Transactions: Certain Funds may enter into treasury roll transactions. In a treasury roll transaction, a Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. A Fund receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between a Fund and the counterparty over the term of the borrowing. For U.S. GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by a Fund on an accrual basis. A Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by a Fund. If the interest expense exceeds the income earned, a Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that a Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Repurchase, reverse repurchase transactions, borrowed bond agreements and treasury roll transactions are entered into by the Funds under a MRA, which permit the Funds, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Funds. With reverse repurchase transactions, borrowed bond agreements and treasury roll transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Funds receive or post securities as collateral with a market value in excess of the repurchase price to be paid or received by the Funds upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds are considered unsecured creditors with respect to excess collateral and, as such, the return of excess collateral may be delayed.

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The following tables are a summary of the Funds’ open reverse repurchase agreements and borrowed bond agreements by counterparty which are subject to offset under a MRA on a net basis as of June 30, 2014:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value Including Accrued Interest[2]	Exposure Due (to)/from Counterparty Before Collateral	Non-cash Collateral Pledged	Net Collateral (Received)/ Pledged	Net Exposure Due (to)/from Counterparty[3]
BlackRock Balanced Capital Portfolio
BNP Paribas Securities Corp.	—	$(6,979,875)	—	$(6,979,875)	$6,973,082	$6,973,082	$(6,793)
Credit Suisse Securities (USA) LLC	$2,265,000	(13,959,589)	$(2,324,554)	(14,019,143)	13,973,898	13,973,898	(45,245)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	66,330	(6,988,031)	(66,166)	(6,987,867)	6,988,311	6,988,311	444

Total	$2,331,330	$(27,927,495)	$(2,390,720)	$(27,986,885)	$27,935,291	$27,935,291	$(51,594)

BlackRock High Yield Portfolio
Barclays Capital, Inc.	—	$(294,449)	—	$(294,449)	$324,317	$324,317	$29,868
Deutsche Bank Securities, Inc.	—	(1,082,659)	—	(1,082,659)	1,187,867	1,187,867	105,208

Total	—	$(1,377,108)	—	$(1,377,108)	$1,512,184	$1,512,184	$135,076

BlackRock Total Return Portfolio
BNP Paribas Securities Corp.	—	$(4,041,308)	—	$(4,041,308)	$4,052,648	$4,052,648	$11,340
Credit Suisse Securities (USA) LLC	$1,270,000	(6,706,141)	$(1,288,416)	(6,724,557)	6,736,624	6,736,624	12,067
Deutsche Bank Securities, Inc.	1,246,050	(4,662,000)	(1,250,281)	(4,666,231)	4,666,315	4,666,315	84
Merrill Lynch, Pierce, Fenner & Smith, Inc.	78,900	(3,025,013)	(79,355)	(3,025,468)	3,025,135	3,025,135	(333)

Total	$2,594,950	$(18,434,462)	$(2,618,052)	$(18,457,564)	$18,480,722	$18,480,722	$23,158

BlackRock U.S. Government Bond Portfolio
BNP Paribas Securities Corp.	—	$(9,777,239)	—	$(9,777,239)	$9,773,522	$9,773,522	$(3,717)
Credit Suisse Securities (USA) LLC	—	(6,386,777)	—	(6,386,777)	6,390,199	6,390,199	3,422
Merrill Lynch, Pierce, Fenner & Smith, Inc.	—	(3,900,017)	—	(3,900,017)	3,900,174	3,900,174	157
RBC Capital Markets, LLC	—	(12,165,350)	—	(12,165,350)	12,189,997	12,189,997	24,647

Total	—	$(32,229,383)	—	$(32,229,383)	$32,253,892	$32,253,892	$24,509

[1]	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.

[2]

Includes accrued interest on borrowed bonds in the amount of $16,067 for BlackRock Balanced Capital Portfolio and $19,498 for BlackRock Total Return Portfolio, which is included in interest expense payable in the Statements of Assets and Liabilities.

[3]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Short Sales: Certain Funds may enter into short sale transactions in which a Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by a Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to market to reflect the market value of the short sale. A Fund is required to repay the counterparty any dividends or interest received on the security sold short, which is shown as dividend or interest expense in the Statements of Operation. A Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statements of Operations. A Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. A Fund may receive interest on its cash collateral deposited with the broker-dealer. A Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is less than or greater than the proceeds originally received. There is no assurance a Fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of

126	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)

the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of Investments at value, and Collateral on securities loaned at value, respectively. As of June 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by a Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA as of June 30, 2014:

BlackRock Capital Appreciation Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co.	$1,667,939	$(1,667,939)	—

BlackRock Global Allocation Portfolio
Counterparty
BNP Paribas S.A.	$97,620	$(97,620)	—
Citigroup Global Markets, Inc.	78,163	(78,163)	—
Credit Suisse Securities (USA) LLC	86,063	(86,063)	—
Deutsche Bank Securities, Inc.	75,115	(75,115)	—
Goldman Sachs & Co.	133,465	(133,465)	—
JP Morgan Securities LLC	127,381	(127,381)	—
Morgan Stanley	333,125	(333,125)	—
National Financial Services LLC	159,618	(159,618)	—
UBS Securities LLC	51,043	(51,043)	—

Total	$1,141,593	$(1,141,593)	—

BlackRock Large Cap Core Portfolio
Counterparty
Morgan Stanley	$2,007,437	$(2,007,437)	—

[1]

Collateral with a value of $1,705,671, $1,217,608 and $2,053,769 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value of the securities loaned in the event of a borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

Certain Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

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Notes to Financial Statements (continued)

Financial Futures Contracts: Certain Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between a Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written).When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Certain Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

Certain Funds may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Funds may invest in various types of barrier options including down-and-in options. Down-and-in options expire worthless to the purchaser of the option unless the price of the underlying instrument falls below a specific barrier price level prior to the option’s expiration date.

128	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Transactions in options written for the six months ended June 30, 2014, were as follows:

BlackRock Balanced Capital Portfolio
		Calls			Puts
	Contracts	Notional (000)[1]	Premiums Received	Contracts	Notional (000)1	Premiums Received
Outstanding options, beginning of period	—	—	—	90	$490,000	$19,214
Purchased
Options written	—	$26,113	$12,468	534	24,275	194,124
Options expired	—	—	—	—	(490,000)	(12,639)
Options closed	—	—	—	(288)	(16,995)	(94,912)

Outstanding options, end of period	—	$26,113	$12,468	336	$7,280	$105,787

BlackRock Global Allocation Portfolio
Outstanding options, beginning of period	9,292	—	$149,302	17,735	$22,108	$332,465
Options written	665,462	$19,633	786,890	743,003	13014	1,612,360
Options exercised	(8,761)	—	(45,709)	(59)	—	(30,278)
Options expired	(99,223)	—	(88,001)	(117,079)	—	(189,408)
Options closed	(119,056)	(5,502)	(383,603)	(121,165)	(35,122)	(940,008)

Outstanding options, end of period	447,714	$14,131	$418,879	522,435	—	$785,131

As of June 30, 2014, for BlackRock Global Allocation Portfolio, the value of portfolio holdings subject to covered call options written was $1,504,810.
BlackRock Total Return Portfolio
Outstanding options, beginning of period	—	—	—	36	$200,000	$7,772
Options written	—	$8,741	$4,166	206	8,292	71,145
Options expired	—	—	—	—	(200,000)	(5,142)
Options closed	—	—	—	(131)	(5,858)	(38,651)

Outstanding options, end of period		$8,741	$4,166	111	$2,434	$35,124

BlackRock U.S. Government Bond Portfolio
Outstanding options, beginning of period	—	$2,800	$78,633	—	$43,000	$307,674
Options written	—	1,400	34,090	271	1,400	115,512
Options expired	—	—	—	—	—	—
Options closed	—	(500)	(4,650)	(97)	$(39,500)	$(237,395)

Outstanding options, end of period	—	$3,700	$108,073	174	$4,900	$185,791

[1]	Amount shown is in the currency in which the transaction was denominated.

Swaps: Certain Funds enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	129

Notes to Financial Statements (continued)

in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward Swaps — Certain Funds may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

	Fair Values of Derivative Financial Instruments as of June 30, 2014
		BlackRock Balanced Capital Portfolio		BlackRock Global Allocation Portfolio
			Value
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on OTC swaps; Swap premiums paid/received; Investments at value — unaffiliated[2]	$316,478	$246,987	$463,572	$73,297
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts[1]	13,089	75,180	56,734	303,550
Credit contracts	Unrealized appreciation/depreciation on OTC swaps[1]; Swap premiums paid/received	161,865	342,372	17,756	26,561
Equity contracts	Unrealized appreciation/depreciation on OTC swaps; Investments at value — unaffiliated[2]	—	—	2,687,250	1,346,548
Total		$491,432	$664,539	$3,225,312	$1,749,956

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

130	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)

Fair Values of Derivative Financial Instruments as of June 30, 2014
		BlackRock High Yield Portfolio		BlackRock Total Return Portfolio		BlackRock U.S. Government Bond Portfolio
				Value
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on OTC swaps; Swap premiums paid/received; Investments at value - unaffiliated[2]	—	—	$114,399	$129,474	$1,161,713	$410,198
Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on forward foreign currency exchange contracts; Investments at value - unaffiliated[2]	$54,696	$664	4,518	3,447	555	15,533
Credit contracts	Unrealized appreciation/depreciation on OTC swaps[1]; Swap premiums paid/received	16,494	340,833	79,053	150,464	—	—
Equity contracts	Investments at value - unaffiliated[2]	—	9,818	—	—	—	—
Total		$71,190	$351,315	$197,970	$283,385	$1,162,268	$425,731

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended June 30, 2014
	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio
	Net Realized Gain (Loss) From			Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$502,915	—	—	$(372,031)	—	—
Swaps	(462,079)	—	$17,964	10,215	—	$52,567
Options[3]	(120,220)	—	72,006	(106,045)	—	1,023,904
Foreign currency exchange contracts:
Foreign currency transactions/translations	(40,703)	$(45,920)	48,906	(27,659)	$(94,775)	(614,548)
Credit contracts:
Swaps	17,065	—	(28,572)	42,658	—	14,391
Equity contracts:
Financial futures contracts	(6,727)	—	1,506,628	—	—	306,567
Options[3]	70,990	—	(722,010)	—	—	3,432,776
Swaps	—	—	(11,163)	—	—	(7,155)
Total	$(38,759)	$(45,920)	$883,759	$(452,862)	$(94,775)	$4,208,502

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended June 30, 2014
	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
	Net Realized Gain (Loss) From			Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	—	$132,199	$120,511	—	$(144,000)	$(87,331)
Swaps	—	(152,856)	(327,635)	—	(1,651)	(183,972)
Options[3]	—	1,627	15,898	—	(37,012)	(50,237)
Foreign currency exchange contracts:
Foreign currency transactions/translations	$(122,298)	(23,311)	(12,554)	$139,158	14,806	(15,533)
Options[3]	—	—	—	—	—	(7,207)
Credit contracts:
Swaps	23,023	12,937	1,628	(75,361)	22,749	—
Equity contracts:
Financial futures contracts	(148,105)	—	—	12,283	—	—
Options[3]	—	(20,328)	—	—	—	—
Total	$(247,380)	$(49,732)	$(202,152)	$76,080	$(145,108)	$(344,280)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	131

Notes to Financial Statements (continued)

For the six months ended June 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio		BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Financial futures contracts:
Average number of contracts purchased	141	—		7	—	30	7
Average number of contracts sold	227	—		301	14	75	115
Average notional value of contracts purchased	$25,262,298	—		$466,490	—	$4,465,289	$939,985
Average notional value of contracts sold	$42,671,714	—		$21,250,888	$1,331,400	$13,911,625	$22,824,959
Forward foreign currency exchange contracts:
Average number of contracts - US dollars purchased	7	1	[1]	60	8	6	3
Average number of contracts - US dollars sold	2	—		8	2	2	—
Average US dollar amounts purchased	$4,601,762	$1,399,615		$31,081,587	$5,247,376	$453,376	$1,266,910
Average US dollar amounts sold	$930,133	—		$3,742,748	$304,053	$339,752	—
Options:
Average number of option contracts purchased	529	—		1,000,625	—	180	184
Average number of option contracts written	206	—		774,299	—	70	87
Average notional value of option contracts purchased	$114,806,913	—		$58,448,719	—	$39,090,925	$40,556,942
Average notional value of option contracts written	$34,503,100	—		$47,148,910	—	$11,780,625	$15,555,900
Average number of swaption contracts purchased	6	—		8	—	6	5
Average number of swaption contracts written	7	—		3	—	7	5
Average notional value of swaption contracts purchased	$11,462,522	—		$47,796,307	—	$4,052,500	$3,977,500
Average notional value of swaption contracts written	$8,573,921	—		$15,078,000	—	$5,453,652	$7,200,000
Credit default swaps:
Average number of contracts - buy protection	3	—		6	3	3	—
Average number of contracts - sell protection	10	—		—	16	10	—
Average notional value - buy protection	$1,934,375	—		$1,455,121	$27,000	$745,100	—
Average notional value - sell protection	$3,602,571	—		—	$819,500	$1,624,071	—
Interest rate swaps:
Average number of contracts - pays fixed rate	12	—		—	—	13	17
Average number of contracts - receives fixed rate	12	—		1	—	13	11
Average notional value - pays fixed rate	$31,886,253	—		—	—	$9,351,000	$40,877,500
Average notional value - receives fixed rate	$7,454,630	—		$3,735,000	—	$2,847,145	$37,350,000
Total return swaps:
Average number of contracts	—	—		6	—	—	3
Average notional value	—	—		$1,361,192	—	—	$1,542,096

[1]	Actual contract amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables

132	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)

with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Funds and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent a Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, a Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

At June 30, 2014, certain Funds’ derivative assets and liabilities (by type) are as follows:

BlackRock Balanced Capital Portfolio	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$25,421		$39,915
Forward foreign currency exchange contracts	13,089		75,180
Options	145,609	[1]	34,469
Swaps - centrally cleared	3,838		—
Swaps - OTC[2]	246,710		386,532

Total derivative assets and liabilities in the Statements of Assets and Liabilities	434,667		536,096

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(154,855)		(55,229)

Total derivative assets and liabilities subject to a MNA	$279,812		$480,867

BlackRock Global Allocation Portfolio
Derivative Financial Instruments:
Financial futures contracts	$12,314		$20,320
Forward foreign currency exchange contracts	56,734		303,550
Options	3,053,999	[1]	1,236,332
Swaps - centrally cleared	—		418
Swaps - OTC[2]	68,134		11,510

Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,191,181		1,572,130

Derivatives not subject to a MNA	(220,776)		(82,634)

Total derivative assets and liabilities subject to a MNA	$2,970,405		$1,489,496

BlackRock High Yield Portfolio
Derivative Financial Instruments:
Financial futures contracts	—		$300
Forward foreign currency exchange contracts	$54,696		664
Swaps - OTC[2]	16,494		340,833

Total derivative assets and liabilities in the Statements of Assets and Liabilities	71,190		341,797

Derivatives not subject to a MNA	—		(300)

Total derivative assets and liabilities subject to a MNA	$71,190		$341,497

[1]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	133

Notes to Financial Statements (continued)

BlackRock Total Return Portfolio	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$6,406		$18,163
Forward foreign currency exchange contracts	4,518		3,447
Options	48,771	[1]	11,491
Swaps - centrally cleared	1,429		—
Swaps - OTC[2]	112,486		197,799

Total derivative assets and liabilities in the Statements of Assets and Liabilities	173,610		230,900

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(49,913)		(23,238)

Total derivative assets and liabilities subject to a MNA	$123,697		$207,662

Blackrock U.S. Government Bond Portfolio
Derivative Financial Instruments:
Financial futures contracts	$1,201		$7,631
Forward foreign currency exchange contracts	—		15,533
Options	203,551	[1]	193,096
Swaps - centrally cleared	24,460		—
Swaps - OTC[2]	408,982		26,023

Total derivative assets and liabilities in the Statements of Assets and Liabilities	638,194		242,283

Derivatives not subject to a MNA	(69,766)		(14,251)

Total derivative assets and liabilities subject to a MNA	$568,428		$228,032

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated and reported in the Schedules of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received and pledged by each Fund as of June 30, 2014:

BlackRock Balanced Capital Portfolio
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[4]
Bank of America N.A.	$6,285	$(4,706)	—	—	$1,579
Barclays Bank PLC	6,895	(6,895)	—	—	—
BNP Paribas S.A.	161	(161)	—	—	—
Citibank N.A.	8,121	(8,121)	—	—	—
Credit Suisse International	62,732	(62,732)	—	—	—
Deutsche Bank AG	61,323	(61,323)	—	—	—
Goldman Sachs International	15,315	(15,315)	—	—	—
JPMorgan Chase Bank N.A.	29,161	(27,280)	—	—	1,881
Morgan Stanley Capital Services LLC	367	—	—	—	367
Royal Bank of Scotland PLC	81,753	(81,753)	—	—	—
UBS AG	7,699	—	—	—	7,699

Total	$279,812	$(268,286)	—	—	$11,526

[3]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

[4]	Net amount represents the net amount receivable from the counterparty.

134	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)

BlackRock Balanced Capital Portfolio
Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$4,706	$(4,706)	—	—	—
Barclays Bank PLC	9,448	(6,895)	—	—	$2,553
BNP Paribas S.A.	4,279	(161)	—	—	4,118
Citibank N.A.	42,803	(8,121)	—	—	34,682
Credit Suisse International	66,297	(62,732)	—	—	3,565
Deutsche Bank AG	110,918	(61,323)	—	—	49,595
Goldman Sachs International	27,691	(15,315)	—	—	12,376
HSBC Bank PLC	1,385	—	—	—	1,385
JPMorgan Chase Bank N.A.	27,280	(27,280)	—	—	—
Royal Bank of Scotland PLC	128,751	(81,753)	—	—	46,998
Toronto-Dominion Bank	57,309	—	—	—	57,309

Total	$480,867	$(268,286)	—	—	$212,581

BlackRock Global Allocation Portfolio
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[3]	Net Amount of Derivative Assets[4]
Bank of America N.A.	$147,725	$(143,096)	—	—	$4,629
Barclays Bank PLC	87,103	(38,118)	—	—	48,985
BNP Paribas S.A.	46,447	(29,368)	—	—	17,079
Citibank N.A.	356,681	(272,575)	—	—	84,106
Credit Suisse International	162,305	(121,098)	—	—	41,207
Deutsche Bank AG	814,977	(306,061)	—	$(508,916)	—
Goldman Sachs International	944,321	(312,471)	—	(631,850)	—
HSBC Bank USA N.A.	16,791	(15,133)	—	—	1,658
JPMorgan Chase Bank N.A.	138,837	(56,026)	—	—	82,811
Morgan Stanley & Co. International PLC	189,862	(69,861)	—	—	120,001
UBS AG	65,356	(62,539)	—	—	2,817

Total	$2,970,405	$(1,426,346)	—	$(1,140,766)	$403,293

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$143,096	$(143,096)	—	—	—
Barclays Bank PLC	38,118	(38,118)	—	—	—
BNP Paribas S.A.	29,368	(29,368)	—	—	—
Brown Brothers Harriman & Co	3,284	—	—	—	$3,284
Citibank N.A.	272,575	(272,575)	—	—	—
Credit Suisse International	121,098	(121,098)	—	—	—
Deutsche Bank AG	306,061	(306,061)	—	—	—
Goldman Sachs International	312,471	(312,471)	—	—	—
HSBC Bank USA N.A.	15,133	(15,133)	—	—	—
JPMorgan Chase Bank N.A.	56,026	(56,026)	—	—	—
Morgan Stanley & Co. International PLC	69,861	(69,861)	—	—	—
Morgan Stanley Capital Services LLC	59,866	—	—	—	59,866
UBS AG	62,539	(62,539)	—	—	—

Total	$1,489,496	$(1,426,346)	—	—	$63,150

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

[3]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[4]	Net amount represents the net amount receivable from the counterparty.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	135

Notes to Financial Statements (continued)

BlackRock High Yield Portfolio
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$768	—	—	—	$768
Barclays Bank PLC	47,046	$(47,046)	—	—	—
BNP Paribas S.A.	1,713	—	—	—	1,713
Citibank N.A.	699	(699)	—	—	—
Deutsche Bank AG	16,494	(14,526)	—	—	1,968
Goldman Sachs Bank USA	4,470	—	—	—	4,470

Total	$71,190	$(62,271)	—	—	$8,919

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$89,009	$(47,046)	—	—	$41,963
Citibank N.A.	4,168	(699)	—	—	3,469
Deutsche Bank AG	14,526	(14,526)	—	—	—
Goldman Sachs International	230,928	—			230,928
JPMorgan Chase Bank N.A.	2,866	—	—	—	2,866

Total	$341,497	$(62,271)	—	—	$279,226

BlackRock Total Return Portfolio
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$2,896	$(2,869)	—	—	$27
Barclays Bank PLC	2,323	(2,323)	—	—	—
BNP Paribas S.A.	54	(54)	—	—	—
Citibank N.A.	3,835	(3,835)	—	—	—
Credit Suisse International	48,063	(48,063)	—	—	—
Deutsche Bank AG	25,779	(25,779)	—	—	—
Goldman Sachs International	5,208	(5,208)	—	—	—
JPMorgan Chase Bank N.A.	9,778	(9,252)	—	—	526
Morgan Stanley Capital Services LLC	118	—	—	—	118
Royal Bank of Scotland PLC	22,916	(22,916)	—	—	—
UBS AG	2,727	(2,727)	—	—	—

Total	$123,697	$(123,026)	—	—	$671

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$2,869	$(2,869)	—	—	—
Barclays Bank PLC	3,238	(2,323)	—	—	$915
BNP Paribas S.A.	1,379	(54)	—	—	1,325
Citibank N.A.	19,763	(3,835)	—	—	15,928
Credit Suisse International	65,124	(48,063)	—	—	17,061
Deutsche Bank AG	33,980	(25,779)	—	—	8,201
Goldman Sachs International	9,508	(5,208)	—	—	4,300
HSBC Bank PLC	470	—	—	—	470
JPMorgan Chase Bank N.A.	9,252	(9,252)	—	—	—
Royal Bank of Scotland PLC	36,089	(22,916)	—	—	13,173
UBS AG	25,990	(2,727)	—	—	23,263

Total	$207,662	$(123,026)	—	—	$84,636

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

[2]	Net amount represents the net amount receivable from the counterparty.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

136	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)

BlackRock U.S. Government Bond Portfolio
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received[2]	Cash Collateral Received	Net Amount of Derivative Assets[3]
Bank of America N.A.	$101,118	$(6,838)	—	—	$94,280
Citibank N.A.	316,911	(116,160)	$(107,557)	—	93,194
Credit Suisse International	74,129	(4,278)	—	—	69,851
Deutsche Bank AG	63,700	(63,700)	—	—	—
JPMorgan Chase Bank N.A.	12,570	(12,570)	—	—	—

Total	$568,428	$(203,546)	$(107,557)	—	$257,325

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$6,838	$(6,838)	—	—	—
Citibank N.A.	116,160	(116,160)	—	—	—
Credit Suisse International	4,278	(4,278)	—	—	—
Deutsche Bank AG	69,076	(63,700)	—	—	$5,376
JPMorgan Chase Bank N.A.	22,985	(12,570)	—	—	10,415
Royal Bank of Scotland PLC	8,695	—	—	—	8,695

Total	$228,032	$(203,546)	—	—	$24,486

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty.

[4]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, the Fund pays the Manager a monthly fee based on the percentage of the eight combined Funds’ average daily net assets at the following annual rates:

Average Daily Net Assets of the Eight Combined Funds	Investment Advisory Fee
First $250 Million.	0.50%
$250 Million - $300 Million	0.45%
$300 Million - $400 Million	0.40%
$400 Million - $800 Million	0.35%
Greater than $800 Million	0.30%

The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the eight Combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the eight Combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

The Manager, for BlackRock Global Allocation Portfolio, provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the BlackRock Global Allocation Portfolio pays the Manager based on the Fund’s net assets which includes the assets of the Subsidiary.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	137

Notes to Financial Statements (continued)

The Manager entered into a sub-advisory agreement with respect to certain Funds with BlackRock Financial Management, Inc. (“BFM”) and BIM as applicable, each affiliates of the Manager, as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Sub-Advisor	BIM and BFM	BIM	BIM	BFM	BIM	BFM	BFM

The Manager pays each sub-advisor, for services they provide, a monthly fee that is a percentage of the investment advisory fee paid by each Fund to the Manager. Effective July 1, 2014, the sub-advisory agreements between the Manager and each sub-advisor, with respect to the Funds, expired/terminated.

The Company, on behalf of the Funds, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of Independent Directors. Prior to May 1, 2014 this waiver and/or reimbursement was voluntary.

The current expense limitations as a percentage of net assets is as follows:

BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
0.50%	0.57%	0.57%	0.50%	0.50%	0.50%	0.50%	0.50%

The following Fund had waivers that are included in fees waived by Manager in the Statements of Operations. For the six months ended June 30, 2014, the amounts were as follows:

	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Fees Waived by Manager	$10,274	$45,755	$37,314	$37,196

The Manager and BRIL voluntarily agreed to waive a portion of management fees to enable the BlackRock Money Market Portfolio to maintain minimum levels of daily net investment income. This amount of $160,473 is reported in the Statements of Operations as fees waived by Manager. The Manager and BRIL may discontinue the waiver or reimbursement at any time.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees certain Funds pay to the Manager indirectly through their investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through certain Funds’ investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended June 30, 2014, the amounts waived were as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Fees Waived by Manager	$1,657	$563	$316	$165	$1,660	$94	$858

For the six months ended June 30, 2014, each Fund reimbursed the Manager for certain accounting services, which is included in Accounting services in the Statements of Operations. The reimbursements were as follows:

BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
$2,674	$735	$1,398	$233	$898	$800	$374	$398

The Manager, on behalf of the Funds, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Funds with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an

138	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)

annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2014, the Funds did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
0.04%	0.04%	0.04%	0.05%	0.04%	0.02%	0.05%	0.05%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of Independent Directors. Prior to May 1, 2014 this waiver and/or reimbursement was voluntary. These amounts are shown as or included in transfer agent fees reimbursed in the Statements of Operations. For the six months ended June 30, 2014, the amounts reimbursed were as follows:

BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
$260,739	$70,345	$174,811	$31,593	$80,804	$51,034	$50,323	$56,503

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio and BlackRock Large Cap Core Portfolio retain 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses for the BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio and BlackRock Large Cap Core Portfolio.

Prior to February 1, 2014, each Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by each Fund is shown as Securities lending — affiliated — net in the Statements of Operations. For the six months ended June 30, 2014, each Fund paid BIM the following amounts for securities lending agent services:

BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock Large Cap Core Portfolio
$280	$2,566	$6,311	$310

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	139

Notes to Financial Statements (continued)

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the six months ended June 30, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio
Purchases	—	$118,297	$88,857	—	—	—
Sales	$322,300	—	$594,762	$26,093	$42,652	$84,442

6. Purchases and Sales:

Purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, for the six months ended June 30, 2014, were as follows:

Purchases
	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Non-U.S. Government Securities	$642,392,304	$87,479,152	$90,920,263	$19,960,319	$39,959,765	$204,433,924	$454,290,194
U.S. Government Securities	255,534,903	—	10,337,430	—	—	108,036,435	165,515,630

Total Purchases	$897,927,207	$87,479,152	$101,257,693	$19,960,319	$39,959,765	$312,470,359	$619,805,824

Sales
	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Non-U.S. Government
Securities (including paydowns)	$709,524,054	$94,950,512	$96,935,039	$21,179,153	$47,508,435	$224,523,850	$493,564,631
U.S. Government Securities	246,251,600	—	16,167,928	—	—	105,186,540	161,391,127

Total Sales	$955,775,654	$94,950,512	$113,102,967	$21,179,153	$47,508,435	$329,710,390	$654,955,758

Purchases and Sales - Mortgage Dollar Rolls
					BlackRock Balanced Capital Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Purchases					$224,716,504	$84,388,623	$173,361,789
Sales					$224,950,611	$84,663,675	$173,547,549

7. Income Tax Information

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

140	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)

As of December 31, 2013, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
2016	$1,883,800	—	—	—
2017	3,081,614	$6,073,525	$4,160,952	—
No expiration date[1]	—	—	602,162	$3,823,857

Total	$4,965,414	$6,073,525	$4,763,114	$3,823,857

[1]	Must be utilized prior to losses subject to expiration.

As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio
Tax cost	$517,926,851	$133,932,402	$251,093,200	$47,450,980

Gross unrealized appreciation	$78,262,356	$20,537,390	$35,253,955	$2,754,632
Gross unrealized depreciation	(2,229,049)	(526,750)	(7,124,356)	(619,565)

Net unrealized appreciation	$76,033,307	$20,010,640	$28,129,599	$2,135,067

		BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Tax cost		$142,288,599	$95,442,586	$126,225,964

Gross unrealized appreciation		$41,269,792	$1,615,086	$1,327,602
Gross unrealized depreciation		(478,853)	(551,842)	(910,808)

Net unrealized appreciation		$40,790,939	$1,063,244	$416,794

8. Borrowings:

The Company, on behalf of the Funds (except for BlackRock Money Market Portfolio), along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Company may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Company, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Company did not borrow under the credit agreement during the six months ended June 30, 2014.

For the six months ended June 30, 2014, the average amount of transactions considered borrowings which include reverse repurchase agreements and treasury rolls transactions, and the daily weighted average interest rate for the Funds were as follows:

	BlackRock Balanced Capital Portfolio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Average Borrowings	$27,303,401	$1,245,924	$15,142,399	$13,449,440
Daily Weighted Average Interest Rate	(0.18)%	0.58%	(0.05)%	(0.24)%

9. Concentration, Market and Credit Risk:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	141

Notes to Financial Statements (continued)

economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds invest a significant portion of its assets in fixed-income securities and/or use derivatives tied to the fixed income markets. See the Schedules of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. Certain Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of June 30, 2014, the BlackRock Capital Appreciation Portfolio and BlackRock Large Cap Core Portfolio invested a significant portion of their assets in securities in the information technology and financial services sector. Changes in economic conditions affecting the information technology and financial services sector would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

BlackRock Global Allocation Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Certain obligations held by the BlackRock Money Market Portfolio have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Fund monitors its exposure by reviewing the credit-worthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

As of June 30, 2014, the BlackRock Global Allocation Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments
Foreign Government Obligations	9%
Oil, Gas & Consumable Fuels	7
Banks	7
U.S. Treasury Obligations	6
Pharmaceuticals	5
Other[1]	66

[1]	All other industries held were each less than 5% of long-term investments.

142	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)

10. Capital Share Transactions:

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
BlackRock Balanced Capital Portfolio	Shares	Amount	Shares	Amount
Shares sold	68,374	$1,266,566	117,636	$1,989,139
Shares issued in reinvestment of dividends and distributions	—	—	628,373	11,390,721
Shares redeemed	(1,385,511)	(25,750,991)	(3,335,850)	(56,329,424)

Net decrease	(1,317,137)	$(24,484,425)	(2,589,841)	$(42,949,564)

BlackRock Capital Appreciation Portfolio
Shares sold	30,914	$1,184,808	84,974	$2,782,720
Shares issued in reinvestment of dividends	—	—	9,432	355,664
Shares redeemed	(178,176)	(6,734,042)	(549,077)	(17,431,301)

Net decrease	(147,262)	$(5,549,234)	(454,671)	$(14,292,917)

BlackRock Global Allocation Portfolio
Shares sold	126,231	$2,152,451	408,372	$6,551,925
Shares issued in reinvestment of dividends	—	—	290,824	4,876,375
Shares redeemed	(777,115)	(13,273,639)	(2,291,836)	(36,888,523)

Net decrease	(650,884)	$(11,121,188)	(1,592,640)	$(25,460,223)

BlackRock High Yield Portfolio
Shares sold	71,034	$409,197	2,393,042	$13,473,560
Shares issued in reinvestment of dividends	240,467	1,383,254	556,311	3,107,802
Shares redeemed	(675,886)	(3,892,208)	(3,466,890)	(19,403,871)

Net decrease	(364,385)	$(2,099,757)	(517,537)	$(2,822,509)

BlackRock Large Cap Core Portfolio
Shares sold	42,887	$1,197,002	169,210	$4,140,904
Shares issued in reinvestment of dividends	—	—	70,263	1,909,541
Shares redeemed	(324,779)	(9,002,314)	(1,035,445)	(24,662,222)

Net decrease	(281,892)	$(7,805,312)	(795,972)	$(18,611,777)

BlackRock Money Market Portfolio
Shares sold	35,727,684	$35,727,684	69,252,734	$69,252,734
Shares issued in reinvestment of dividends and distributions	26	26	5,146	5,146
Shares redeemed	(42,487,811)	(42,487,811)	(84,120,121)	(84,120,121)

Net decrease	(6,760,101)	$(6,760,101)	(14,862,241)	$(14,862,241)

BlackRock Total Return Portfolio
Shares sold	87,597	$1,011,961	436,618	$4,999,232
Shares issued in reinvestment of dividends	96,504	1,115,947	213,542	2,473,336
Shares redeemed	(608,280)	(7,060,708)	(1,301,483)	(15,075,435)

Net decrease	(424,179)	$(4,932,800)	(651,323)	$(7,602,867)

BlackRock U.S. Government Bond Portfolio
Shares sold	22,584	$244,561	103,089	$1,131,895
Shares issued in reinvestment of dividends and distributions	71,986	781,183	203,245	2,230,244
Shares redeemed	(575,463)	(6,234,554)	(1,606,762)	(17,639,078)

Net decrease	(480,893)	$(5,208,810)	(1,300,428)	$(14,276,939)

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	143

Notes to Financial Statements (concluded)

11. Subsequent Event:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Certain Funds paid a net investment income dividend in the following amounts per share on July 18, 2014 to shareholders of record on July 16, 2014:

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock Large Cap Core Portfolio
Investment income dividend	$0.006476	$0.027498	$0.030054	$0.006324

Certain Funds paid a short-term capital gain and a long-term capital gain distribution in the following amounts per share on July 18, 2014 to share-holders of record on July 16, 2014:

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock Money Market Portfolio
Short-term capital gain distribution	—	—	$0.024677	$0.000002
Long-term capital gain distribution	$0.244418	$1.122357	—	—

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. These amendments are generally not effective until sometime in 2016, but when implemented may affect BlackRock Money Market Portfolio’s operations and return potential.

144	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Series Fund, Inc. (the “Corporation”) met in person on April 8, 2014 (the “April Meeting”) and May 13-14, 2014 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Corporation, on behalf of BlackRock Balanced Capital Portfolio (the “Balanced Capital Portfolio”), BlackRock Capital Appreciation Portfolio (the “Capital Appreciation Portfolio”), BlackRock Global Allocation Portfolio (the “Global Allocation Portfolio”), BlackRock High Yield Portfolio (the “High Yield Portfolio”), BlackRock Large Cap Core Portfolio (the “Large Cap Core Portfolio”), BlackRock Money Market Portfolio (the “Money Market Portfolio”), BlackRock Total Return Portfolio (the “Total Return Portfolio”) and BlackRock U.S. Government Bond Portfolio (the “U.S. Government Bond Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor. At the May Meeting, it was noted that the sub-advisory agreements between the Manager and each of (a) BlackRock Investment Management, LLC; and (b) BlackRock Financial Management, Inc., respectively, with respect to the Funds, as applicable, would expire effective July 1, 2014. It was also noted that the non-renewal of the sub-advisory agreements would not result in any change in the nature or quality of services provided to the Funds, or in the portfolio management team that serves each Fund.

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; manager capacity and the potential for closing certain funds to new investments; portfolio managers’ investments in funds they manage; supplemental service agreements with third party distribution partners; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	145

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper;1 (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2015. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

146	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

B. The Investment Performance of each Fund and BlackRock:

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that for the one-, three- and five-year periods reported, the Balanced Capital Portfolio ranked in the second, second and fourth quartiles, respectively, against its Lipper Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the Capital Appreciation Portfolio ranked in the third, fourth and third quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Capital Appreciation Portfolio’s underperformance during these periods. The Board was informed that, among other things, the portfolio’s aggressive positioning generated relative underperformance as investors sold more volatile, high growth holdings in favor of more defensive dividend yielding companies. The decision to position the portfolio aggressively in 2011 and maintain the aggressive positioning throughout the year and into 2012 was very costly, as avoiding risk and playing defense was the recipe for outperformance. Through 2011 and the first half of 2012, the Capital Appreciation Portfolio experienced relative stock selection weakness across all sectors, as within each sector the Capital Appreciation Portfolio maintained a bias toward riskier and higher growth stocks.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Capital Appreciation Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Capital Appreciation Portfolio’s portfolio managers in seeking to improve the Capital Appreciation Portfolio’s performance. BlackRock and the Board previously had concurred, given the Capital Appreciation Portfolio’s poor historical performance, in changing the portfolio management team. Both BlackRock and the Board are hopeful that the change in portfolio management will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the Capital Appreciation Portfolio’s performance.

The Board noted that for the one-, three- and five-year periods reported, the Global Allocation Portfolio ranked in the second, third and third quartiles, respectively, against its Lipper Performance Universe. The Board noted the Global Allocation Portfolio’s improved performance during the one-year period.

The Board and BlackRock reviewed and discussed the reasons for the Global Allocation Portfolio’s underperformance during the three- and five-year periods. The Board was informed that, among other things, major detractors from performance during the three- and five-year periods included stock selection and an underweight position in the U.S., stock selection in Canada and Australia (largely attributed to gold-related securities), as well as an overweight position in Brazil, and an underweight exposure to fixed income, notably U.S. Treasuries. An overweight exposure to cash negatively impacted performance as global equity and fixed income markets broadly advanced over the period.

The Board noted several changes to the portfolio management team in the past year and noted that overall the team had been augmented within industry research, trade implementation and product marketing. The Board and BlackRock also discussed BlackRock’s strategy for improving the Global Allocation Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Global Allocation Portfolio’s portfolio managers in seeking to improve the Global Allocation Portfolio’s performance.

The Board noted that for each of the one-, three- and five-year periods reported, the High Yield Portfolio ranked in the first quartile against its Lipper Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the Large Cap Core Portfolio ranked in the second, second and fourth quartiles, respectively, against its Lipper Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the Money Market Portfolio ranked in the third, third and second quartiles, respectively, against its Lipper Performance Universe. Additionally the Board noted that the Money Market Portfolio performed within the one basis point threshold of its Lipper Performance Universe peer median for the one- and three-year periods. The Board reviewed the Money Market Portfolio’s performance within the context of the low yield environment that has existed over the past few years.

The quartile standing of the Money Market Portfolio in its Lipper peer group takes into account the Money Market Portfolio’s current yield only. The Board believes that a money market fund can only be understood holistically, accounting for current yield and risk. While the Board reviews the Money Market Portfolio’s current yield performance, it also examines the liquidity, duration, and credit quality of the Fund’s portfolio. In the Board’s view, BlackRock’s money market funds have performed well over the one-, three- and five-year periods given BlackRock’s emphasis on preserving capital and seeking as high a level of current income as is consistent with liquidity while simultaneously managing risk.

The Board noted that for each of the one-, three- and five-year periods reported, the Total Return Portfolio ranked in the second quartile against its Lipper Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the U.S. Government Bond Portfolio ranked in the third, third and fourth quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the U.S. Government Bond Portfolio’s underperformance during these periods. The Board was informed that, among other things, the main detractors to

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

performance during these periods was the U.S. Government Bond Portfolio’s curve and duration positioning. Performance over the three- and five-year periods was hurt by portfolio management’s decision to be long duration in what turned out to be periods of volatility. The U.S. Government Bond Portfolio in the one-year period was disadvantaged with its restriction from investing in mortgage backed securities derivatives to offset losses on rates.

The Board and BlackRock also discussed BlackRock’s strategy for improving the U.S. Government Bond Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the U.S. Government Bond Portfolio’s portfolio managers in seeking to improve the U.S. Government Bond Portfolio’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund:

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that each Fund’s (other than the Money Market Portfolio’s) contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board noted that the Money Market Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Money Market Portfolio’s Expense Peers. The Board reviewed the Money Market Portfolio’s expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Funds increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on each Fund’s total expenses as a percentage of each Fund’s average daily net assets. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Funds. Finally, the Board noted that, to enable the Money Market Portfolio to maintain minimum levels of daily net investment income, BlackRock has voluntarily agreed to reduce the Money Market Portfolio’s expenses as necessary. This waiver and/or reimbursement may be discontinued at any time without notice.

D. Economies of Scale:

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Funds. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

148	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

E. Other Factors Deemed Relevant by the Board Members:

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	149

Officers and Directors

Robert M. Hernandez, Chairman of the Board and Director

Fred G. Weiss, Vice Chairman of the Board and Director

Paul L. Audet, Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Laurence D. Fink, Director

Kenneth A. Froot, Director

Henry Gabbay, Director

John F. O’Brien, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Effective May 14, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Funds and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Funds. Mr. Park joined BlackRock in 2009 and is the current Global Chief Compliance Officer of the BlackRock iShares exchange traded funds.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock Financial Management, Inc. New York, NY 10055 BlackRock Investment Management LLC Princeton, NJ 08540	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon[1] New York, NY 10286 Brown Brothers Harriman & Co.[2] Boston, MA 02109

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

[1]	For all Funds except BlackRock Global Allocation Portfolio.

[2]	For BlackRock Global Allocation Portfolio.

150	BLACKROCK SERIES FUND, INC.	JUNE 30, 2014

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com/prospectus/insurance; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com/prospectus/insurance or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2014	151

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although BlackRock Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

Series8-6/14-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date: August 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date: August 25, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Series Fund, Inc.

Date: August 25, 2014

3